UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 through December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2014 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns.

While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	1

CEO’S LETTER

(Unaudited) (continued)

and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index (“S&P 500”) broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time. U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe haven bonds.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, the Russell 2000 Index, a measure of small cap stocks, returned 1.65%, underperforming both the Russell Midcap Index and the Russell 1000 Index, which returned 4.18% and 5.57%, respectively.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.08%
Russell 2000 Growth Index	3.31%

Net Assets as of 12/31/2014 (In Thousands)	$539,139

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary sector and its security selection and underweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the health care sector and its security selection in the producer durables sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Laredo Petroleum Holdings Inc., Oasis Petroleum Inc. and Forum Energy Technologies Inc. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company not held in the Benchmark, fell amid a decline in global oil prices. Shares of Oasis Petroleum, an oil exploration and production company not held in the Benchmark, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Forum Energy, an oilfield services company, fell amid overall weakness in the energy sector due to falling oil prices.

Individual contributors to relative performance included the Fund’s overweight positions in Puma Biotechnology Inc., Receptos Inc. and Trex Inc. Shares of Puma Biotechnology, a development-stage biopharmaceutical company, rose on positive clinical trial results for its lung cancer drug candidate. Shares of Receptos, a biopharmaceutical company, strengthened on the back of positive clinical trial results for its bowel disorder drug candidate. Share of Trex, a maker of plastic/wood composite products for the home improvement market, rose on an improved quarterly revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Middleby Corp. (The)	2.2%
2.	Acuity Brands, Inc.	2.1
3.	Acadia Healthcare Co., Inc.	1.8
4.	Trex Co., Inc.	1.7
5.	Watsco, Inc.	1.6
6.	Wolverine World Wide, Inc.	1.5
7.	Insulet Corp.	1.4
8.	Lithia Motors, Inc., Class A	1.4
9.	Old Dominion Freight Line, Inc.	1.4
10.	Monolithic Power Systems, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	25.7%
Information Technology	24.5
Industrials	19.5
Consumer Discretionary	14.4
Financials	8.3
Energy	2.7
Consumer Staples	1.2
Telecommunication Services	1.0
Materials	0.9
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
Without Sales Charge		3.08%	(0.45)%	16.03%	7.54%
With Sales Charge**		(2.33)	(5.68)	14.79	6.97
CLASS B SHARES	May 19, 1997
Without CDSC		2.83	(0.92)	15.42	7.05
With CDSC***		(2.17)	(5.92)	15.20	7.05
CLASS C SHARES	January 7, 1998
Without CDSC		2.78	(0.97)	15.40	6.95
With CDSC****		1.78	(1.97)	15.40	6.95
SELECT CLASS SHARES	April 5, 1999	3.19	(0.17)	16.40	7.94

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.47%
Russell 2000 Index	1.65%

Net Assets as of 12/31/2014 (In Thousands)	$726,636

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the pharmaceutical and energy sectors was a leading contributor to performance relative to the Benchmark, while security selection in the semiconductors and finance sectors was a leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Hawaiian Holdings Inc., Skyworks Solutions Inc. and Kite Pharma Inc. Shares of Hawaiian Holdings, owner/operator of Hawaiian Airlines, strengthened on expectations that lower fuel prices will bolster earnings. Shares of Skyworks Solutions, a producer of radio frequency semiconductors not held in the Benchmark, rose on increased demand for its products from smartphone makers, particularly Apple Inc. Shares of Kite Pharma, a drug maker focused on cancer immunotherapy, rose on investor expectations for its pipeline of drug candidates.

Individual detractors from relative performance included the Fund’s overweight positions in First Solar Inc., Tower International Inc. and Warren Resources Inc. Shares of First Solar, a maker of solar energy technology not held in the Benchmark, declined amid concerns about demand for the company’s products amid falling global oil prices. Shares of Tower International, a supplier of components to auto makers, fell after the company lowered its revenue forecast and postponed an offering of $250 million in short-term debt. Shares of Warren Resources, an independent oil exploration and production company, fell amid declining global oil prices and the resignation of its chief executive/chairman in early December.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Office Depot, Inc.	1.3%
2.	Dynegy, Inc.	1.2
3.	NuVasive, Inc.	1.1
4.	Unisys Corp.	1.1
5.	Hawaiian Holdings, Inc.	1.1
6.	Deluxe Corp.	1.0
7.	Sanmina Corp.	1.0
8.	Inteliquent, Inc.	0.9
9.	Skyworks Solutions, Inc.	0.9
10.	Take-Two Interactive Software, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.7%
Information Technology	17.3
Industrials	15.1
Health Care	14.2
Consumer Discretionary	13.0
Consumer Staples	4.2
Energy	4.0
Materials	3.3
Utilities	3.3
Telecommunication Services	1.4
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	January 1, 1997	3.47%	9.73%	17.89%	8.05%

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.56%
Russell 2000 Index	1.65%

Net Assets as of 12/31/2014 (In Thousands)	$3,435,206

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and materials & processing sector was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and its security selection in the producer durables sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Jarden Corp., Brinker International Inc. and Imperva Inc. Shares of Jarden, a consumer products company not held in the Benchmark, rose after the company raised its forecast for earnings amid healthy consumer spending the in U.S. Shares of Brinker International, an owner and franchiser of restaurant chains that was not held in the Benchmark, strengthened amid better-than-expected restaurant sales and expectations that falling gasoline prices would boost consumer spending. Shares of Imperva, a data security technology provider, rebounded on positive investor reaction to the company’s new chief executive and management team.

Individual detractors from relative performance included the Fund’s overweight positions in Oasis Petroleum Inc., Laredo Petroleum Holdings Inc. and Resolute Energy Corp. Shares of Oasis Petroleum, an oil exploration and production company, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company, fell amid a decline in global oil prices. Shares of Resolute Energy, an independent oil and gas exploration and production company, declined on the company’s reduced production forecast and its inability to escalate drilling as expected.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jarden Corp.	2.8%
2.	Waste Connections, Inc.	2.7
3.	Brinker International, Inc.	2.1
4.	Spectrum Brands Holdings, Inc.	2.0
5.	Silgan Holdings, Inc.	1.9
6.	AptarGroup, Inc.	1.9
7.	Crown Holdings, Inc.	1.8
8.	RLJ Lodging Trust	1.8
9.	IDEXX Laboratories, Inc.	1.8
10.	Toro Co. (The)	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.2%
Consumer Discretionary	19.2
Industrials	17.0
Information Technology	12.4
Health Care	10.8
Materials	5.6
Consumer Staples	3.3
Energy	3.2
Utilities	3.0
Mutual Funds	0.4
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
Without Sales Charge		2.56%	7.00%	17.21%	11.30%
With Sales Charge**		(2.82)	1.38	15.94	10.70
CLASS B SHARES	March 28, 1995
Without CDSC		2.31	6.48	16.62	10.86
With CDSC***		(2.69)	1.48	16.41	10.86
CLASS C SHARES	February 19, 2005
Without CDSC		2.29	6.47	16.62	10.75
With CDSC****		1.29	5.47	16.62	10.75
CLASS R2 SHARES	November 3, 2008	2.44	6.73	16.91	11.13
CLASS R5 SHARES	May 15, 2006	2.82	7.55	17.79	11.86
SELECT CLASS SHARES	May 7, 1996	2.71	7.33	17.56	11.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.14%
Russell 2000 Growth Index	3.31%

Net Assets as of 12/31/2014 (In Thousands)	$1,160,972

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary sectors and its security selection and underweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection and overweight position in the health care sector and its security selection in the producer durables sector were leading contributors to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in Laredo Petroleum Holdings Inc., Oasis Petroleum Inc. and Forum Energy Technologies Inc. Shares of Laredo Petroleum, an oil and natural gas exploration and production company not held in the Benchmark, fell amid a decline in global oil prices. Shares of Oasis Petroleum, an oil exploration and production company not held in the Benchmark, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Forum Energy, an oilfield services company, fell amid overall weakness in the energy sector due to falling oil prices.

Individual contributors to relative performance included the Fund’s overweight positions in Puma Biotechnology Inc., Receptos Inc. and Trex Inc. Shares of Puma Biotechnology, a development-stage biopharmaceutical company, rose on positive clinical trial results for its lung cancer drug candidate. Shares of Receptos, a biopharmaceutical company, strengthened on the back of positive clinical trial results for its bowel disorder drug candidate. Share of Trex, a maker of plastic/wood composite products for the home improvement market, rose on an improved quarterly revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Middleby Corp. (The)	2.3%
2.	Acuity Brands, Inc.	2.1
3.	Acadia Healthcare Co., Inc.	1.9
4.	Trex Co., Inc.	1.7
5.	Watsco, Inc.	1.6
6.	Wolverine World Wide, Inc.	1.5
7.	Insulet Corp.	1.5
8.	Lithia Motors, Inc., Class A	1.4
9.	Old Dominion Freight Line, Inc.	1.4
10.	Monolithic Power Systems, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	26.0%
Information Technology	24.7
Industrials	19.7
Consumer Discretionary	14.6
Financials	8.4
Energy	2.7
Consumer Staples	1.2
Telecommunication Services	1.0
Materials	0.9
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
Without Sales Charge		3.14%	(0.22)%	16.40%	8.83%
With Sales Charge**		(2.25)	(5.46)	15.16	8.25
CLASS B SHARES	September 12, 1994
Without CDSC		2.87	(0.73)	15.80	8.32
With CDSC***		(2.13)	(5.73)	15.58	8.32
CLASS C SHARES	November 4, 1997
Without CDSC		2.88	(0.79)	15.81	8.23
With CDSC****		1.88	(1.79)	15.81	8.23
CLASS R2 SHARES	November 3, 2008	2.97	(0.51)	16.12	8.54
CLASS R6 SHARES	November 30, 2010	3.41	0.25	16.97	9.30
INSTITUTIONAL CLASS SHARES	February 19, 2005	3.36	0.19	16.88	9.26
SELECT CLASS SHARES	March 26, 1996	3.28	0.05	16.71	9.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from February 19, 2005 through inception and on the performance of Select Class Shares prior to February 19, 2005. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.64%
Russell 2000 Value Index	0.01%

Net Assets as of 12/31/2014 (In Thousands)	$1,623,197

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the industrial cyclical and pharmaceutical sectors was a leading contributor to performance relative to the Benchmark, while security selection in the finance and retail sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Spansion Inc., Western Refining Inc. and Helix Energy Solutions Inc. Shares of Spansion, a provider of flash memory technology not held in the Benchmark, rose on news that the company would be acquired by Cypress Semiconductor Corp. Shares of Western Refining, a crude oil refining and marketing company not held in the Benchmark, rose on better-than-expected earnings and revenue. Shares of Helix Energy, an offshore oilfield services company, strengthened after the company raised its earnings forecast.

Individual detractors from relative performance included the Fund’s overweight positions in Ocwen Financial Corp., Cloud Peak Energy Inc. and PhotoMedex Inc. Shares of Ocwen, a mortgage loan servicing and origination company not held in the Benchmark, fell amid the ouster of the company’s influential chairman in a $150 million settlement with the New York State Department of Finance following an investigation of foreclosure and accounting practices. Shares of Cloud Peak, a coal company, weakened on investor concerns about coal demand amid falling global oil prices. Shares of PhotoMedex, a provider of skin care products, fell amid declining sales and purported class action lawsuits related to its key hair removal product.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Portland General Electric Co.	1.2%
2.	CYS Investments, Inc.	1.1
3.	Rite Aid Corp.	1.1
4.	Spansion, Inc., Class A	1.0
5.	Dana Holding Corp.	1.0
6.	DCT Industrial Trust, Inc.	1.0
7.	CNO Financial Group, Inc.	0.9
8.	Helix Energy Solutions Group, Inc.	0.9
9.	AAR Corp.	0.9
10.	Dillard’s, Inc., Class A	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	38.0%
Industrials	14.3
Information Technology	10.6
Consumer Discretionary	9.8
Utilities	6.4
Health Care	5.2
Energy	4.3
Materials	3.8
Consumer Staples	3.8
Telecommunication Services	0.7
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
Without Sales Charge		0.49%	4.00%	15.40%	7.71%
With Sales Charge**		(4.79)	(1.46)	14.16	7.13
CLASS B SHARES	January 27, 1995
Without CDSC		0.22	3.40	14.71	7.18
With CDSC***		(4.78)	(1.60)	14.48	7.18
CLASS C SHARES	March 22, 1999
Without CDSC		0.20	3.36	14.69	7.06
With CDSC****		(0.80)	2.36	14.69	7.06
CLASS R2 SHARES	November 3, 2008	0.36	3.76	15.12	7.44
CLASS R5 SHARES	May 15, 2006	0.68	4.38	15.79	8.06
CLASS R6 SHARES	February 22, 2005	0.71	4.43	15.84	8.13
SELECT CLASS SHARES	January 27, 1995	0.64	4.29	15.70	7.98

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.65%
Russell 2000 Index	1.65%

Net Assets as of 12/31/2014 (In Thousands)	$720,604

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection and overweight position in the pharmaceuticals sector and security selection in the industrial cyclical sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the finance sector and its underweight position in the real estate investment trust sector were leading detractors from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Puma Biotechnology Inc., Taser International Inc. and Strayer Education Inc. Shares of Puma Biotechnology, a development stage biopharmaceutical company not held in the Benchmark, rose on positive clinical trial results for its lung cancer drug candidate. Shares of Taser International, maker of Taser brand electronic weapons that was not held in the Benchmark, strengthened on strong demand for its products. Shares of Strayer Education, owner/operator of for-profit Strayer University that was not held in the Benchmark, rose on better-than-expected quarterly earnings.

Individual detractors from relative performance included the Fund’s overweight positions in PhotoMedex Inc., H.H. Gregg Inc. and Ocwen Financial Corp. Shares of PhotoMedex, a provider of skin care products, fell amid declining sales and purported class action lawsuits related to its key hair removal product. Shares of H.H. Gregg, a retailer of housewares and consumer electronics, declined after the company forecast weak sales in stores open more than one year. Shares of Ocwen, a mortgage loan servicing and origination company not held in the Benchmark, fell amid the ouster of the company’s influential chairman in a $150 million settlement with the New York State Department of Finance following an investigation of foreclosure and accounting practices.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Outerwall, Inc.	1.3%
2.	Pantry, Inc. (The)	1.2
3.	Rite Aid Corp.	1.2
4.	Strayer Education, Inc.	1.1
5.	Alaska Air Group, Inc.	1.1
6.	Dana Holding Corp.	1.0
7.	Iconix Brand Group, Inc.	1.0
8.	United Stationers, Inc.	1.0
9.	Dillard’s, Inc., Class A	1.0
10.	AAR Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.4%
Information Technology	18.0
Health Care	14.5
Consumer Discretionary	13.0
Industrials	13.0
Consumer Staples	4.8
Energy	3.9
Utilities	3.0
Materials	2.9
Telecommunication Services	0.8
Short-Term Investment	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
Without Sales Charge		3.39%	8.12%	17.33%	8.20%
With Sales Charge**		(2.03)	2.45	16.08	7.62
CLASS C SHARES	November 1, 2007
Without CDSC		3.09	7.57	16.76	7.82
With CDSC***		2.09	6.57	16.76	7.82
CLASS R2 SHARES	November 1, 2011	3.23	7.85	17.17	8.13
CLASS R6 SHARES	November 1, 2011	3.64	8.71	17.89	8.63
INSTITUTIONAL CLASS SHARES	November 4, 1993	3.65	8.66	17.85	8.61
SELECT CLASS SHARES	September 10, 2001	3.56	8.48	17.65	8.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performances of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 14.4%
	Distributors — 0.5%
44	Pool Corp. (m)	2,799

	Diversified Consumer Services — 1.3%
346	2U, Inc. (a)	6,811

	Hotels, Restaurants & Leisure — 1.0%
165	Boyd Gaming Corp. (a) (m)	2,107
242	Scientific Games Corp., Class A (a)	3,081

		5,188

	Household Durables — 0.5%
188	TRI Pointe Homes, Inc. (a)	2,863

	Internet & Catalog Retail — 2.3%
270	Coupons.com, Inc. (a)	4,793
75	HomeAway, Inc. (a)	2,226
186	RetailMeNot, Inc. (a)	2,722
124	Wayfair, Inc., Class A (a)	2,454

		12,195

	Specialty Retail — 5.7%
137	Container Store Group, Inc. (The) (a)	2,625
145	Five Below, Inc. (a)	5,931
89	Lithia Motors, Inc., Class A	7,727
112	Men’s Wearhouse, Inc. (The)	4,946
84	Penske Automotive Group, Inc.	4,120
115	Vitamin Shoppe, Inc. (a)	5,603

		30,952

	Textiles, Apparel & Luxury Goods — 3.1%
159	Kate Spade & Co. (a) (m)	5,101
180	Vera Bradley, Inc. (a)	3,670
272	Wolverine World Wide, Inc.	8,011

		16,782

	Total Consumer Discretionary	77,590

	Consumer Staples — 1.2%
	Food Products — 1.2%
84	Diamond Foods, Inc. (a)	2,376
241	Freshpet, Inc. (a)	4,120

	Total Consumer Staples	6,496

	Energy — 2.7%
	Energy Equipment & Services — 1.5%
53	Dril-Quip, Inc. (a)	4,047
181	Forum Energy Technologies, Inc. (a)	3,749

		7,796

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 1.2%
126	Delek U.S. Holdings, Inc.	3,430
137	Eclipse Resources Corp. (a)	963
216	Laredo Petroleum, Inc. (a)	2,232

		6,625

	Total Energy	14,421

	Financials — 8.3%
	Banks — 1.8%
39	Signature Bank (a)	4,901
85	Texas Capital Bancshares, Inc. (a)	4,643

		9,544

	Capital Markets — 2.6%
193	Financial Engines, Inc.	7,039
198	FXCM, Inc., Class A	3,282
372	PennantPark Investment Corp.	3,540

		13,861

	Diversified Financial Services — 0.3%
80	On Deck Capital, Inc. (a)	1,803

	Insurance — 0.7%
72	AmTrust Financial Services, Inc.	4,047

	Real Estate Investment Trusts (REITs) — 1.0%
40	EastGroup Properties, Inc. (m)	2,562
62	Highwoods Properties, Inc. (m)	2,743

		5,305

	Real Estate Management & Development — 0.7%
114	RE/MAX Holdings, Inc., Class A	3,897

	Thrifts & Mortgage Finance — 1.2%
84	BofI Holding, Inc. (a)	6,533

	Total Financials	44,990

	Health Care — 25.8%
	Biotechnology — 11.3%
132	ACADIA Pharmaceuticals, Inc. (a)	4,183
81	Acceleron Pharma, Inc. (a)	3,159
66	Aegerion Pharmaceuticals, Inc. (a)	1,378
237	Arrowhead Research Corp. (a)	1,747
66	Avalanche Biotechnologies, Inc. (a)	3,585
60	Bellicum Pharmaceuticals, Inc. (a)	1,387
98	Chimerix, Inc. (a)	3,957
133	Coherus Biosciences, Inc. (a)	2,173
130	Exact Sciences Corp. (a)	3,555
326	Halozyme Therapeutics, Inc. (a)	3,145
201	Ignyta, Inc. (a)	1,377
215	Insmed, Inc. (a)	3,325

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
90	Intrexon Corp. (a)	2,474
50	Isis Pharmaceuticals, Inc. (a)	3,108
219	Keryx Biopharmaceuticals, Inc. (a)	3,092
67	Kite Pharma, Inc. (a)	3,843
108	Portola Pharmaceuticals, Inc. (a)	3,069
20	Puma Biotechnology, Inc. (a)	3,720
37	Receptos, Inc. (a)	4,591
24	Synageva BioPharma Corp. (a)	2,231
80	Versartis, Inc. (a)	1,800

		60,899

	Health Care Equipment & Supplies — 6.8%
441	GenMark Diagnostics, Inc. (a)	6,008
169	Insulet Corp. (a)	7,799
202	K2M Group Holdings, Inc. (a)	4,224
47	Nevro Corp. (a)	1,806
454	Novadaq Technologies, Inc., (Canada) (a)	7,541
382	Syneron Medical Ltd., (Israel) (a)	3,561
1,742	Unilife Corp. (a)	5,836

		36,775

	Health Care Providers & Services — 3.9%
162	Acadia Healthcare Co., Inc. (a)	9,893
129	Surgical Care Affiliates, Inc. (a)	4,343
81	WellCare Health Plans, Inc. (a)	6,635

		20,871

	Health Care Technology — 1.0%
207	Veeva Systems, Inc., Class A (a)	5,458

	Life Sciences Tools & Services — 1.3%
206	Fluidigm Corp. (a)	6,955

	Pharmaceuticals — 1.5%
232	Nektar Therapeutics (a)	3,595
89	Revance Therapeutics, Inc. (a)	1,511
114	Sagent Pharmaceuticals, Inc. (a)	2,853

		7,959

	Total Health Care	138,917

	Industrials — 19.5%
	Aerospace & Defense — 1.9%
103	HEICO Corp. (m)	6,227
100	Hexcel Corp. (a)	4,132

		10,359

	Air Freight & Logistics — 1.1%
141	XPO Logistics, Inc. (a)	5,779

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.3%
92	Spirit Airlines, Inc. (a)	6,975

	Building Products — 3.7%
139	Fortune Brands Home & Security, Inc.	6,285
59	Masonite International Corp. (a)	3,621
46	Norcraft Cos., Inc. (a)	896
215	Trex Co., Inc. (a)	9,152

		19,954

	Electrical Equipment — 2.1%
80	Acuity Brands, Inc.	11,273

	Industrial Conglomerates — 1.1%
63	Carlisle Cos., Inc. (m)	5,641

	Machinery — 2.9%
43	Graco, Inc. (m)	3,422
121	Middleby Corp. (The) (a)	12,033

		15,455

	Marine — 0.8%
55	Kirby Corp. (a)	4,465

	Road & Rail — 1.4%
99	Old Dominion Freight Line, Inc. (a)	7,684

	Trading Companies & Distributors — 3.2%
96	H&E Equipment Services, Inc.	2,696
200	Rush Enterprises, Inc., Class A (a)	6,401
78	Watsco, Inc. (m)	8,387

		17,484

	Total Industrials	105,069

	Information Technology — 24.5%
	Communications Equipment — 3.2%
258	Aruba Networks, Inc. (a)	4,688
221	Ciena Corp. (a) (m)	4,283
140	Infinera Corp. (a)	2,054
23	Palo Alto Networks, Inc. (a)	2,785
272	Ruckus Wireless, Inc. (a)	3,275

		17,085

	Electronic Equipment, Instruments & Components — 0.5%
31	FEI Co. (m)	2,830

	Internet Software & Services — 7.3%
99	ChannelAdvisor Corp. (a)	2,135
130	Cornerstone OnDemand, Inc. (a)	4,583
38	CoStar Group, Inc. (a)	6,918
144	Dealertrack Technologies, Inc. (a)	6,369
114	Demandware, Inc. (a)	6,570
126	Envestnet, Inc. (a)	6,168

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — continued
138	Marketo, Inc. (a)	4,519
47	Trulia, Inc. (a)	2,142

		39,404

	Semiconductors & Semiconductor Equipment — 5.0%
108	Cavium, Inc. (a)	6,651
390	Inphi Corp. (a)	7,208
152	Monolithic Power Systems, Inc.	7,565
194	TriQuint Semiconductor, Inc. (a)	5,336

		26,760

	Software — 7.4%
80	CommVault Systems, Inc. (a)	4,158
125	FleetMatics Group plc, (Ireland) (a)	4,426
209	Fortinet, Inc. (a)	6,402
140	Guidewire Software, Inc. (a)	7,089
66	HubSpot, Inc. (a)	2,203
103	Imperva, Inc. (a)	5,073
110	Proofpoint Inc (a)	5,292
64	Tableau Software, Inc., Class A (a)	5,408

		40,051

	Technology Hardware, Storage & Peripherals — 1.1%
213	Nimble Storage, Inc. (a)	5,859

	Total Information Technology	131,989

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.9%
	Construction Materials — 0.9%
65	Eagle Materials, Inc.	4,949

	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
311	Boingo Wireless, Inc. (a)	2,384
209	RingCentral, Inc., Class A (a)	3,114

	Total Telecommunication Services	5,498

	Total Common Stocks (Cost $379,260)	529,919

Short-Term Investment — 1.8%
	Investment Company — 1.8%
9,926	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $9,926)	9,926

	Total Investments — 100.1% (Cost $389,186)	539,845
	Liabilities in Excess of Other Assets — (0.1)%	(706)

	NET ASSETS — 100.0%	$539,139

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 13.0%
	Auto Components — 1.4%
146	Cooper Tire & Rubber Co.	5,063
52	Stoneridge, Inc. (a)	669
178	Tower International, Inc. (a)	4,545

		10,277

	Distributors — 0.3%
37	Core-Mark Holding Co., Inc.	2,267
9	VOXX International Corp. (a)	75

		2,342

	Diversified Consumer Services — 0.5%
9	Capella Education Co.	669
102	Chegg, Inc. (a)	708
118	LifeLock, Inc. (a)	2,175

		3,552

	Hotels, Restaurants & Leisure — 1.4%
71	Bloomin’ Brands, Inc. (a)	1,763
29	Dave & Buster’s Entertainment, Inc. (a)	794
56	Jack in the Box, Inc.	4,486
165	Ruth’s Hospitality Group, Inc.	2,478
33	Sonic Corp.	910

		10,431

	Household Durables — 1.8%
88	Helen of Troy Ltd., (Bermuda) (a)	5,693
27	Jarden Corp. (a)	1,300
63	KB Home	1,049
13	Libbey, Inc. (a)	409
20	Lifetime Brands, Inc.	335
9	NACCO Industries, Inc., Class A	540
130	Skullcandy, Inc. (a)	1,191
33	Universal Electronics, Inc. (a)	2,159

		12,676

	Internet & Catalog Retail — 0.4%
15	Coupons.com, Inc. (a)	259
45	Lands’ End, Inc. (a)	2,445
13	Wayfair, Inc., Class A (a)	258

		2,962

	Leisure Products — 0.0% (g)
13	Nautilus, Inc. (a)	200

	Media — 1.7%
15	AMC Entertainment Holdings, Inc., Class A	380
133	Dex Media, Inc. (a)	1,194
225	E.W. Scripps Co. (The), Class A (a)	5,026

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
32	Entercom Communications Corp., Class A (a)	383
80	Journal Communications, Inc., Class A (a)	915
11	Live Nation Entertainment, Inc. (a)	298
43	Nexstar Broadcasting Group, Inc., Class A	2,201
73	Sinclair Broadcast Group, Inc., Class A	2,000

		12,397

	Multiline Retail — 0.4%
24	Dillard’s, Inc., Class A	2,979

	Specialty Retail — 4.2%
133	Barnes & Noble, Inc. (a)	3,093
6	Boot Barn Holdings, Inc. (a)	105
99	Brown Shoe Co., Inc.	3,170
64	Cato Corp. (The), Class A	2,687
9	Children’s Place, Inc. (The)	490
43	Citi Trends, Inc. (a)	1,078
190	Express, Inc. (a)	2,797
71	Lithia Motors, Inc., Class A	6,190
1,076	Office Depot, Inc. (a)	9,226
13	Outerwall, Inc. (a)	955
22	Systemax, Inc. (a)	301

		30,092

	Textiles, Apparel & Luxury Goods — 0.9%
27	G-III Apparel Group Ltd. (a)	2,748
115	Iconix Brand Group, Inc. (a)	3,889

		6,637

	Total Consumer Discretionary	94,545

	Consumer Staples — 4.2%
	Food & Staples Retailing — 2.1%
47	Andersons, Inc. (The)	2,482
673	Rite Aid Corp. (a)	5,064
70	Smart & Final Stores, Inc. (a)	1,104
178	SpartanNash Co.	4,643
181	SUPERVALU, Inc. (a)	1,752

		15,045

	Food Products — 1.7%
221	Chiquita Brands International, Inc. (a)	3,193
20	Freshpet, Inc. (a)	340
188	Pilgrim’s Pride Corp. (a)	6,151
49	Pinnacle Foods, Inc.	1,716
16	Sanderson Farms, Inc.	1,311

		12,711

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Personal Products — 0.4%
26	Revlon, Inc., Class A (a)	874
20	USANA Health Sciences, Inc. (a)	2,062

		2,936

	Total Consumer Staples	30,692

	Energy — 4.0%
	Energy Equipment & Services — 1.1%
25	Basic Energy Services, Inc. (a)	174
52	C&J Energy Services, Inc. (a)	691
30	Dawson Geophysical Co.	364
45	FMSA Holdings, Inc. (a)	313
57	Forum Energy Technologies, Inc. (a)	1,188
58	Helix Energy Solutions Group, Inc. (a)	1,261
64	Matrix Service Co. (a)	1,419
16	Pioneer Energy Services Corp. (a)	86
61	Superior Energy Services, Inc.	1,228
113	Tesco Corp.	1,445

		8,169

	Oil, Gas & Consumable Fuels — 2.9%
497	Abraxas Petroleum Corp. (a)	1,461
65	Carrizo Oil & Gas, Inc. (a)	2,721
60	Delek U.S. Holdings, Inc.	1,634
28	Energy XXI Bermuda Ltd., (Bermuda)	92
147	Green Plains, Inc.	3,630
44	Jones Energy, Inc., Class A (a)	507
151	Pacific Ethanol, Inc. (a)	1,561
186	Renewable Energy Group, Inc. (a)	1,806
6	REX American Resources Corp. (a)	347
9	SemGroup Corp., Class A	636
45	Stone Energy Corp. (a)	758
18	TransAtlantic Petroleum Ltd. (a)	95
161	VAALCO Energy, Inc. (a)	732
1,030	Warren Resources, Inc. (a)	1,658
64	Western Refining, Inc.	2,403
14	World Fuel Services Corp.	652

		20,693

	Total Energy	28,862

	Financials — 22.7%
	Banks — 8.2%
17	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	506
63	BBCN Bancorp, Inc.	912
14	BNC Bancorp	248
7	Bridge Bancorp, Inc.	179
37	Cathay General Bancorp	952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
12	Citizens & Northern Corp.	248
8	Community Trust Bancorp, Inc.	301
8	ConnectOne Bancorp, Inc.	145
87	Customers Bancorp, Inc. (a)	1,700
152	East West Bancorp, Inc.	5,875
16	Fidelity Southern Corp.	258
23	Financial Institutions, Inc.	573
291	First BanCorp, (Puerto Rico) (a)	1,708
8	First Business Financial Services, Inc.	383
108	First Commonwealth Financial Corp.	992
28	First Community Bancshares, Inc.	453
25	First Financial Bancorp	472
21	First Merchants Corp.	480
43	First NBC Bank Holding Co. (a)	1,524
161	FirstMerit Corp.	3,034
156	Hanmi Financial Corp.	3,408
64	Hilltop Holdings, Inc. (a)	1,269
623	Huntington Bancshares, Inc.	6,553
5	Iberiabank Corp.	350
20	MainSource Financial Group, Inc.	416
4	National Bankshares, Inc.	134
14	NBT Bancorp, Inc.	375
115	PacWest Bancorp	5,232
46	Pinnacle Financial Partners, Inc.	1,823
187	Popular, Inc., (Puerto Rico) (a)	6,374
36	Preferred Bank	1,015
24	PrivateBancorp, Inc.	792
7	Prosperity Bancshares, Inc.	399
27	Sierra Bancorp	469
68	Southwest Bancorp, Inc.	1,187
54	State Bank Financial Corp.	1,075
65	Susquehanna Bancshares, Inc.	874
7	SVB Financial Group (a)	859
44	TriCo Bancshares	1,087
70	TriState Capital Holdings, Inc. (a)	719
13	WesBanco, Inc.	445
20	West Bancorporation, Inc.	344
307	Wilshire Bancorp, Inc.	3,114
9	Yadkin Financial Corp. (a)	183

		59,439

	Capital Markets — 1.2%
16	Arlington Asset Investment Corp., Class A	436
290	BGC Partners, Inc., Class A	2,653
107	Cowen Group, Inc., Class A (a)	513
146	Investment Technology Group, Inc. (a)	3,048

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — continued
76	Manning & Napier, Inc.	1,049
6	Oppenheimer Holdings, Inc., Class A	128
19	Piper Jaffray Cos. (a)	1,104

		8,931

	Consumer Finance — 1.6%
81	Cash America International, Inc.	1,841
45	Encore Capital Group, Inc. (a)	2,002
74	Enova International, Inc. (a)	1,657
271	Green Dot Corp., Class A (a)	5,549
16	Nelnet, Inc., Class A	737

		11,786

	Insurance — 2.6%
188	American Equity Investment Life Holding Co.	5,485
35	Aspen Insurance Holdings Ltd., (Bermuda)	1,523
53	Atlas Financial Holdings, Inc. (a)	868
237	CNO Financial Group, Inc.	4,078
13	Crawford & Co., Class B	128
29	HCI Group, Inc.	1,263
8	Horace Mann Educators Corp.	279
131	Maiden Holdings Ltd., (Bermuda)	1,678
7	Montpelier Re Holdings Ltd., (Bermuda)	240
17	Selective Insurance Group, Inc.	467
44	Stewart Information Services Corp.	1,624
31	Symetra Financial Corp.	714
19	United Fire Group, Inc.	562
6	Validus Holdings Ltd., (Bermuda)	240

		19,149

	Real Estate Investment Trusts (REITs) — 8.5%
5	Agree Realty Corp.	152
21	American Campus Communities, Inc.	869
449	Anworth Mortgage Asset Corp.	2,359
20	Ashford Hospitality Prime, Inc.	338
469	Ashford Hospitality Trust, Inc.	4,910
329	Capstead Mortgage Corp.	4,036
135	Chambers Street Properties	1,091
43	Chatham Lodging Trust	1,234
37	Chesapeake Lodging Trust	1,377
55	CoreSite Realty Corp.	2,156
122	Cousins Properties, Inc.	1,398
35	DCT Industrial Trust, Inc.	1,234
45	DDR Corp.	834
77	DiamondRock Hospitality Co.	1,141
15	EastGroup Properties, Inc.	969
37	Education Realty Trust, Inc.	1,364

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
201	First Industrial Realty Trust, Inc.	4,139
15	Franklin Street Properties Corp.	188
95	Geo Group, Inc. (The)	3,814
41	Glimcher Realty Trust	569
25	Government Properties Income Trust	582
7	Home Properties, Inc.	485
30	LaSalle Hotel Properties	1,194
19	LTC Properties, Inc.	812
6	Mid-America Apartment Communities, Inc.	428
16	Parkway Properties, Inc.	287
37	Pebblebrook Hotel Trust	1,688
79	Pennsylvania Real Estate Investment Trust	1,844
92	PennyMac Mortgage Investment Trust	1,938
101	Potlatch Corp.	4,237
19	PS Business Parks, Inc.	1,535
78	RAIT Financial Trust	597
14	Ramco-Gershenson Properties Trust	257
96	Redwood Trust, Inc.	1,893
100	RLJ Lodging Trust	3,336
27	Silver Bay Realty Trust Corp.	442
148	Strategic Hotels & Resorts, Inc. (a)	1,957
33	Summit Hotel Properties, Inc.	412
7	Sun Communities, Inc.	411
170	Sunstone Hotel Investors, Inc.	2,808
28	UMH Properties, Inc.	271

		61,586

	Thrifts & Mortgage Finance — 0.6%
11	BofI Holding, Inc. (a)	871
95	Flagstar Bancorp, Inc. (a)	1,491
29	HomeStreet, Inc.	500
9	PennyMac Financial Services, Inc., Class A (a)	147
40	Walker & Dunlop, Inc. (a)	707
9	Washington Federal, Inc.	193

		3,909

	Total Financials	164,800

	Health Care — 14.1%
	Biotechnology — 6.3%
22	Acceleron Pharma, Inc. (a)	842
143	Achillion Pharmaceuticals, Inc. (a)	1,750
5	Adamas Pharmaceuticals, Inc. (a)	82
3	Agios Pharmaceuticals, Inc. (a)	280
19	Alnylam Pharmaceuticals, Inc. (a)	1,814
32	Applied Genetic Technologies Corp. (a)	671
26	Ardelyx, Inc. (a)	485

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
188	ARIAD Pharmaceuticals, Inc. (a)	1,294
42	Atara Biotherapeutics, Inc. (a)	1,129
49	Auspex Pharmaceuticals, Inc. (a)	2,566
8	Avalanche Biotechnologies, Inc. (a)	427
36	Bellicum Pharmaceuticals, Inc. (a)	836
36	Bluebird Bio, Inc. (a)	3,256
37	Calithera Biosciences, Inc. (a)	739
29	Cara Therapeutics, Inc. (a)	291
80	Celladon Corp. (a)	1,557
133	Celldex Therapeutics, Inc. (a)	2,427
10	Clovis Oncology, Inc. (a)	571
61	Dicerna Pharmaceuticals, Inc. (a)	1,003
93	Eleven Biotherapeutics, Inc. (a)	1,100
25	FibroGen, Inc. (a)	689
15	Immune Design Corp. (a)	465
76	Insmed, Inc. (a)	1,182
2	Intercept Pharmaceuticals, Inc. (a)	328
22	Isis Pharmaceuticals, Inc. (a)	1,327
6	Karyopharm Therapeutics, Inc. (a)	213
83	Kindred Biosciences, Inc. (a)	619
66	Kite Pharma, Inc. (a)	3,818
16	MacroGenics, Inc. (a)	547
35	NPS Pharmaceuticals, Inc. (a)	1,255
312	Oncothyreon, Inc. (a)	593
6	Ophthotech Corp. (a)	256
222	PDL BioPharma, Inc.	1,709
24	Receptos, Inc. (a)	2,977
5	Sage Therapeutics, Inc. (a)	194
30	Synageva BioPharma Corp. (a)	2,821
316	Threshold Pharmaceuticals, Inc. (a)	1,006
48	Tokai Pharmaceuticals, Inc. (a)	703
23	Ultragenyx Pharmaceutical, Inc. (a)	992
48	Vitae Pharmaceuticals, Inc. (a)	792
11	Zafgen, Inc. (a)	327

		45,933

	Health Care Equipment & Supplies — 3.3%
132	Greatbatch, Inc. (a)	6,508
77	Inogen, Inc. (a)	2,425
65	Insulet Corp. (a)	2,998
21	K2M Group Holdings, Inc. (a)	447
32	Nevro Corp. (a)	1,241
173	NuVasive, Inc. (a)	8,145
50	Orthofix International N.V., (Curacao) (a)	1,512
6	PhotoMedex, Inc. (a)	9
29	Roka Bioscience, Inc. (a)	126

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
14	Sientra, Inc. (a)	240
52	TransEnterix, Inc. (a)	151
30	TriVascular Technologies, Inc. (a)	373

		24,175

	Health Care Providers & Services — 2.9%
64	Amsurg Corp. (a)	3,505
84	Civitas Solutions, Inc. (a)	1,424
344	Cross Country Healthcare, Inc. (a)	4,289
9	HealthEquity, Inc. (a)	234
56	Kindred Healthcare, Inc.	1,011
83	Molina Healthcare, Inc. (a)	4,448
48	Owens & Minor, Inc.	1,668
47	Select Medical Holdings Corp.	678
22	Surgical Care Affiliates, Inc. (a)	730
31	Trupanion, Inc. (a)	216
35	WellCare Health Plans, Inc. (a)	2,897

		21,100

	Health Care Technology — 0.1%
16	Castlight Health, Inc., Class B (a)	182
23	Connecture, Inc. (a)	208

		390

	Life Sciences Tools & Services — 0.2%
11	INC Research Holdings, Inc., Class A (a)	280
33	PRA Health Sciences, Inc. (a)	794
26	VWR Corp. (a)	678

		1,752

	Pharmaceuticals — 1.3%
64	Amphastar Pharmaceuticals, Inc. (a)	738
46	Catalent, Inc. (a)	1,274
68	Egalet Corp. (a)	388
17	Furiex Pharmaceuticals, Inc. (a) (i)	168
83	Impax Laboratories, Inc. (a)	2,620
5	Jazz Pharmaceuticals plc, (Ireland) (a)	753
30	Lannett Co., Inc. (a)	1,295
51	Medicines Co. (The) (a)	1,417
33	Revance Therapeutics, Inc. (a)	556
6	ZS Pharma, Inc. (a)	262

		9,471

	Total Health Care	102,821

	Industrials — 15.1%
	Aerospace & Defense — 1.3%
76	AAR Corp.	2,122
6	Curtiss-Wright Corp.	438

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Aerospace & Defense — continued
134	Engility Holdings, Inc. (a)	5,752
8	Esterline Technologies Corp. (a)	889
3	Triumph Group, Inc.	175

		9,376

	Air Freight & Logistics — 0.3%
19	Atlas Air Worldwide Holdings, Inc. (a)	941
18	Park-Ohio Holdings Corp.	1,116

		2,057

	Airlines — 1.8%
65	Alaska Air Group, Inc.	3,854
308	Hawaiian Holdings, Inc. (a)	8,022
26	Virgin America, Inc. (a)	1,133

		13,009

	Building Products — 0.7%
103	American Woodmark Corp. (a)	4,149
44	Gibraltar Industries, Inc. (a)	711

		4,860

	Commercial Services & Supplies — 4.3%
158	ABM Industries, Inc.	4,538
674	ACCO Brands Corp. (a)	6,070
79	ARC Document Solutions, Inc. (a)	807
61	Brady Corp., Class A	1,657
12	Ceco Environmental Corp.	185
407	Cenveo, Inc. (a)	855
120	Deluxe Corp.	7,495
12	Herman Miller, Inc.	365
191	Kimball International, Inc., Class B	1,743
56	Knoll, Inc.	1,185
37	Matthews International Corp., Class A	1,806
12	Quad/Graphics, Inc.	280
139	Steelcase, Inc., Class A	2,490
6	UniFirst Corp.	729
19	United Stationers, Inc.	814
18	Viad Corp.	477

		31,496

	Construction & Engineering — 0.9%
70	Argan, Inc.	2,341
52	EMCOR Group, Inc.	2,305
74	Tutor Perini Corp. (a)	1,777

		6,423

	Electrical Equipment — 0.4%
34	EnerSys	2,092
16	Regal-Beloit Corp.	1,181

		3,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.8%
27	Barnes Group, Inc.	1,010
23	Columbus McKinnon Corp.	642
74	Federal Signal Corp.	1,140
55	Global Brass & Copper Holdings, Inc.	724
41	Greenbrier Cos., Inc. (The)	2,219
18	Hyster-Yale Materials Handling, Inc.	1,332
35	Kadant, Inc.	1,486
25	LB Foster Co., Class A	1,234
208	Meritor, Inc. (a)	3,151
38	NN, Inc.	779
5	Standex International Corp.	355
45	TriMas Corp. (a)	1,418
86	Wabash National Corp. (a)	1,068
42	Wabtec Corp.	3,632
6	Watts Water Technologies, Inc., Class A	355

		20,545

	Marine — 0.0% (g)
7	Matson, Inc.	255

	Professional Services — 0.8%
77	Barrett Business Services, Inc.	2,096
17	Heidrick & Struggles International, Inc.	387
9	Kelly Services, Inc., Class A	158
19	Paylocity Holding Corp. (a)	499
37	RPX Corp. (a)	503
14	TriNet Group, Inc. (a)	438
31	TrueBlue, Inc. (a)	688
11	VSE Corp.	712

		5,481

	Road & Rail — 1.5%
3	AMERCO	767
120	ArcBest Corp.	5,555
12	Avis Budget Group, Inc. (a)	789
11	Quality Distribution, Inc. (a)	112
18	Saia, Inc. (a)	972
72	Swift Transportation Co. (a)	2,067
12	Universal Truckload Services, Inc.	351

		10,613

	Trading Companies & Distributors — 0.3%
35	Applied Industrial Technologies, Inc.	1,614
40	General Finance Corp. (a)	396

		2,010

	Total Industrials	109,398

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Information Technology — 17.2%
	Communications Equipment — 1.1%
10	Arista Networks, Inc. (a)	626
186	ARRIS Group, Inc. (a)	5,600
130	Extreme Networks, Inc. (a)	459
100	Polycom, Inc. (a)	1,347

		8,032

	Electronic Equipment, Instruments & Components — 2.3%
159	Benchmark Electronics, Inc. (a)	4,035
67	Insight Enterprises, Inc. (a)	1,722
143	Kimball Electronics, Inc. (a)	1,723
12	Littelfuse, Inc.	1,141
53	Newport Corp. (a)	1,009
299	Sanmina Corp. (a)	7,035

		16,665

	Internet Software & Services — 2.1%
171	Aerohive Networks, Inc. (a)	820
13	Amber Road, Inc. (a)	136
117	Carbonite, Inc. (a)	1,665
70	Cornerstone OnDemand, Inc. (a)	2,447
5	Five9, Inc. (a)	23
51	Hortonworks, Inc. (a)	1,382
31	Intralinks Holdings, Inc. (a)	369
13	New Relic, Inc. (a)	439
15	Q2 Holdings, Inc. (a)	275
134	WebMD Health Corp. (a)	5,281
46	Yelp, Inc. (a)	2,512

		15,349

	IT Services — 2.4%
57	CSG Systems International, Inc.	1,439
11	EVERTEC, Inc., (Puerto Rico)	250
331	Global Cash Access Holdings, Inc. (a)	2,365
32	Heartland Payment Systems, Inc.	1,737
53	Science Applications International Corp.	2,625
274	Unisys Corp. (a)	8,063
33	VeriFone Systems, Inc. (a)	1,231

		17,710

	Semiconductors & Semiconductor Equipment — 4.6%
36	Alpha & Omega Semiconductor Ltd. (a)	321
116	Amkor Technology, Inc. (a)	824
471	Audience, Inc. (a)	2,073
32	Brooks Automation, Inc.	413
67	First Solar, Inc. (a)	3,006
71	Integrated Silicon Solution, Inc.	1,175
58	Lattice Semiconductor Corp. (a)	400

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
21	Nanometrics, Inc. (a)	360
77	OmniVision Technologies, Inc. (a)	1,999
52	Pericom Semiconductor Corp. (a)	704
29	Photronics, Inc. (a)	242
143	Silicon Image, Inc. (a)	787
92	Skyworks Solutions, Inc.	6,689
186	Spansion, Inc., Class A (a)	6,379
116	SunEdison, Inc. (a)	2,265
34	Synaptics, Inc. (a)	2,368
366	Ultra Clean Holdings, Inc. (a)	3,397

		33,402

	Software — 4.5%
8	Aspen Technology, Inc. (a)	288
282	AVG Technologies N.V., (Netherlands) (a)	5,567
12	FireEye, Inc. (a)	366
16	Globant S.A., (Luxembourg) (a)	248
29	HubSpot, Inc. (a)	968
8	Manhattan Associates, Inc. (a)	314
36	Model N, Inc. (a)	379
245	Pegasystems, Inc.	5,078
42	PTC, Inc. (a)	1,536
92	Qlik Technologies, Inc. (a)	2,848
8	Rovi Corp. (a)	169
235	Take-Two Interactive Software, Inc. (a)	6,590
297	TeleCommunication Systems, Inc., Class A (a)	926
48	Telenav, Inc. (a)	319
49	Varonis Systems, Inc. (a)	1,622
63	Verint Systems, Inc. (a)	3,689
15	Yodlee, Inc. (a)	178
61	Zendesk, Inc. (a)	1,477

		32,562

	Technology Hardware, Storage & Peripherals — 0.2%
60	Avid Technology, Inc. (a)	846
18	Super Micro Computer, Inc. (a)	624

		1,470

	Total Information Technology	125,190

	Materials — 3.3%
	Chemicals — 1.4%
65	A Schulman, Inc.	2,651
47	Axiall Corp.	1,987
4	FutureFuel Corp.	57
6	Innospec, Inc.	235
37	Koppers Holdings, Inc.	948
95	Kronos Worldwide, Inc.	1,236

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
42	Minerals Technologies, Inc.	2,945
67	OMNOVA Solutions, Inc. (a)	545

		10,604

	Containers & Packaging — 1.0%
225	Graphic Packaging Holding Co. (a)	3,070
67	Rock-Tenn Co., Class A	4,061

		7,131

	Metals & Mining — 0.6%
144	Commercial Metals Co.	2,339
71	Worthington Industries, Inc.	2,140

		4,479

	Paper & Forest Products — 0.3%
30	Boise Cascade Co. (a)	1,122
52	Resolute Forest Products, Inc., (Canada) (a)	923

		2,045

	Total Materials	24,259

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
34	IDT Corp., Class B	697
343	Inteliquent, Inc.	6,733
123	magicJack VocalTec Ltd., (Israel) (a)	999
93	Premiere Global Services, Inc. (a)	982

		9,411

	Wireless Telecommunication Services — 0.1%
53	RingCentral, Inc., Class A (a)	791

	Total Telecommunication Services	10,202

	Utilities — 3.3%
	Electric Utilities — 1.4%
7	El Paso Electric Co.	268
19	Empire District Electric Co. (The)	571
31	IDACORP, Inc.	2,045
16	MGE Energy, Inc.	744
151	Portland General Electric Co.	5,712
8	Spark Energy, Inc., Class A	108
11	Westar Energy, Inc.	450

		9,898

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.7%
2	AGL Resources, Inc.	124
8	Chesapeake Utilities Corp.	390
18	Laclede Group, Inc. (The)	963
31	New Jersey Resources Corp.	1,909
8	Northwest Natural Gas Co.	414
15	Southwest Gas Corp.	940
10	WGL Holdings, Inc.	519

		5,259

	Independent Power & Renewable Electricity Producers — 1.2%
285	Dynegy, Inc. (a)	8,656
30	Vivint Solar, Inc. (a)	278

		8,934

	Total Utilities	24,091

	Total Common Stocks (Cost $509,442)	714,860

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
2	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
10,650	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $10,650 )	10,650

	Total Investments — 99.8% (Cost $520,092)	725,510
	Other Assets in Excess of Liabilities — 0.2% (c)	1,126

	NET ASSETS — 100.0%	$726,636

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
97	E-mini Russell 2000	03/20/15	$11,647	$442

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 19.3%
	Auto Components — 1.6%
1,518	Dana Holding Corp.	32,994
428	Drew Industries, Inc. (a)	21,837

		54,831

	Distributors — 1.6%
848	Pool Corp.	53,779

	Diversified Consumer Services — 1.9%
660	Ascent Capital Group, Inc., Class A (a)	34,938
1,161	ServiceMaster Global Holdings, Inc. (a)	31,084

		66,022

	Hotels, Restaurants & Leisure — 3.5%
1,233	Brinker International, Inc.	72,337
725	Monarch Casino & Resort, Inc. (a)	12,020
583	Papa John’s International, Inc.	32,556
111	Zoe’s Kitchen, Inc. (a)	3,309

		120,222

	Household Durables — 2.8%
2,042	Jarden Corp. (a)	97,755

	Leisure Products — 1.4%
561	Brunswick Corp.	28,757
934	Malibu Boats, Inc., Class A (a)	18,003

		46,760

	Media — 3.1%
1,370	Cinemark Holdings, Inc.	48,732
959	E.W. Scripps Co. (The), Class A (a)	21,424
493	Morningstar, Inc.	31,872
342	National CineMedia, Inc.	4,921

		106,949

	Specialty Retail — 1.8%
1,859	American Eagle Outfitters, Inc.	25,801
2,148	Chico’s FAS, Inc.	34,816

		60,617

	Textiles, Apparel & Luxury Goods — 1.6%
2,801	Crocs, Inc. (a)	34,988
596	Iconix Brand Group, Inc. (a)	20,134

		55,122

	Total Consumer Discretionary	662,057

	Consumer Staples — 3.3%
	Food Products — 1.3%
406	J&J Snack Foods Corp.	44,161

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.0%
716	Spectrum Brands Holdings, Inc.	68,495

	Total Consumer Staples	112,656

	Energy — 3.2%
	Energy Equipment & Services — 1.8%
268	Dril-Quip, Inc. (a)	20,537
1,364	Patterson-UTI Energy, Inc.	22,633
616	Tidewater, Inc.	19,950

		63,120

	Oil, Gas & Consumable Fuels — 1.4%
235	Approach Resources, Inc. (a)	1,499
235	Cimarex Energy Co.	24,874
1,063	Laredo Petroleum, Inc. (a)	11,001
570	Oasis Petroleum, Inc. (a)	9,425

		46,799

	Total Energy	109,919

	Financials — 21.3%
	Banks — 9.1%
3,200	Associated Banc-Corp.	59,613
1,160	BankUnited, Inc.	33,608
1,513	First Financial Bancorp	28,128
1,676	First Horizon National Corp. (m)	22,754
604	First Republic Bank	31,487
753	Glacier Bancorp, Inc.	20,921
1,019	Great Western Bancorp, Inc. (a)	23,220
390	Iberiabank Corp.	25,278
1,924	Umpqua Holdings Corp.	32,730
1,220	Western Alliance Bancorp (a)	33,927

		311,666

	Capital Markets — 4.4%
688	Eaton Vance Corp.	28,149
557	Greenhill & Co., Inc.	24,293
1,392	HFF, Inc., Class A	50,014
1,419	Janus Capital Group, Inc.	22,883
773	Moelis & Co., Class A	27,002

		152,341

	Insurance — 1.7%
1,274	ProAssurance Corp.	57,512

	Real Estate Investment Trusts (REITs) — 5.2%
572	EastGroup Properties, Inc. (m)	36,205
468	Mid-America Apartment Communities, Inc. (m)	34,959
1,172	National Retail Properties, Inc. (m)	46,141
1,838	RLJ Lodging Trust (m)	61,635

		178,940

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — 0.9%
85	Marcus & Millichap, Inc. (a)	2,840
644	Realogy Holdings Corp. (a)	28,634

		31,474

	Total Financials	731,933

	Health Care — 10.9%
	Health Care Equipment & Supplies — 3.1%
415	IDEXX Laboratories, Inc. (a)	61,578
856	West Pharmaceutical Services, Inc.	45,575

		107,153

	Health Care Providers & Services — 6.1%
432	Centene Corp. (a)	44,872
845	Hanger, Inc. (a)	18,505
193	HealthEquity, Inc. (a)	4,922
899	HealthSouth Corp.	34,589
422	Magellan Health, Inc. (a)	25,303
337	MWI Veterinary Supply, Inc. (a)	57,240
312	WellCare Health Plans, Inc. (a)	25,589

		211,020

	Health Care Technology — 0.3%
254	Omnicell, Inc. (a)	8,427

	Pharmaceuticals — 1.4%
1,710	Catalent, Inc. (a)	47,680

	Total Health Care	374,280

	Industrials — 17.0%
	Air Freight & Logistics — 0.7%
438	Forward Air Corp.	22,044

	Building Products — 0.3%
824	Ply Gem Holdings, Inc. (a)	11,521

	Commercial Services & Supplies — 5.1%
1,110	Herman Miller, Inc.	32,667
1,150	KAR Auction Services, Inc.	39,850
252	US Ecology, Inc.	10,094
2,130	Waste Connections, Inc.	93,696

		176,307

	Construction & Engineering — 0.7%
1,405	Comfort Systems USA, Inc.	24,060

	Electrical Equipment — 2.0%
935	Generac Holdings, Inc. (a)	43,717
304	Regal-Beloit Corp.	22,828

		66,545

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 6.6%
1,150	Allison Transmission Holdings, Inc.	38,988
885	Altra Industrial Motion Corp.	25,111
1,119	Douglas Dynamics, Inc.	23,972
653	RBC Bearings, Inc.	42,155
1,282	Rexnord Corp. (a)	36,178
959	Toro Co. (The)	61,214

		227,618

	Road & Rail — 1.0%
1,055	Knight Transportation, Inc.	35,497

	Trading Companies & Distributors — 0.6%
201	Watsco, Inc.	21,557

	Total Industrials	585,149

	Information Technology — 12.5%
	Electronic Equipment, Instruments & Components — 1.7%
263	Anixter International, Inc. (a)	23,306
390	FEI Co.	35,211

		58,517

	Internet Software & Services — 1.5%
780	GrubHub, Inc. (a)	28,323
1,249	Q2 Holdings, Inc. (a)	23,536

		51,859

	IT Services — 1.2%
1,255	CoreLogic, Inc. (a)	39,651

	Semiconductors & Semiconductor Equipment — 1.2%
1,588	Freescale Semiconductor Ltd. (a)	40,063

	Software — 6.9%
1,153	Advent Software, Inc.	35,331
222	FactSet Research Systems, Inc.	31,262
338	Guidewire Software, Inc. (a)	17,108
597	Imperva, Inc. (a)	29,528
1,533	Monotype Imaging Holdings, Inc.	44,210
185	NetSuite, Inc. (a)	20,201
2,183	Rovi Corp. (a)	49,320
192	Splunk, Inc. (a)	11,344

		238,304

	Total Information Technology	428,394

	Materials — 5.6%
	Containers & Packaging — 5.6%
960	AptarGroup, Inc.	64,197
1,220	Crown Holdings, Inc. (a) (m)	62,077
1,223	Silgan Holdings, Inc.	65,550

	Total Materials	191,824

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 3.0%
	Electric Utilities — 1.5%
1,414	Portland General Electric Co.	53,507

	Multi-Utilities — 1.5%
895	NorthWestern Corp.	50,624

	Total Utilities	104,131

	Total Common Stocks (Cost $2,110,105)	3,300,343

Exchange Traded Fund — 0.4%
	U.S. Equity — 0.4%
131	iShares Russell 2000 ETF (Cost $14,909)	15,661

Short-Term Investment — 3.9%
	Investment Company — 3.9%
134,277	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $134,277)	134,277

	Total Investments — 100.4% (Cost $2,259,291)	3,450,281
	Liabilities in Excess of Other Assets — (0.4)%	(15,075)

	NET ASSETS — 100.0%	$3,435,206

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.4%
	Consumer Discretionary — 14.6%
	Distributors — 0.5%
96	Pool Corp. (m)	6,105

	Diversified Consumer Services — 1.3%
754	2U, Inc. (a)	14,831

	Hotels, Restaurants & Leisure — 1.0%
360	Boyd Gaming Corp. (a) (m)	4,600
528	Scientific Games Corp., Class A (a)	6,718

		11,318

	Household Durables — 0.5%
409	TRI Pointe Homes, Inc. (a)	6,243

	Internet & Catalog Retail — 2.3%
588	Coupons.com, Inc. (a)	10,443
163	HomeAway, Inc. (a)	4,859
406	RetailMeNot, Inc. (a)	5,937
270	Wayfair, Inc., Class A (a)	5,351

		26,590

	Specialty Retail — 5.8%
299	Container Store Group, Inc. (The) (a)	5,724
316	Five Below, Inc. (a)	12,916
194	Lithia Motors, Inc., Class A	16,823
244	Men’s Wearhouse, Inc. (The)	10,774
183	Penske Automotive Group, Inc. (m)	8,978
251	Vitamin Shoppe, Inc. (a)	12,204

		67,419

	Textiles, Apparel & Luxury Goods — 3.2%
347	Kate Spade & Co. (a) (m)	11,111
392	Vera Bradley, Inc. (a)	7,999
592	Wolverine World Wide, Inc.	17,441

		36,551

	Total Consumer Discretionary	169,057

	Consumer Staples — 1.2%
	Food Products — 1.2%
184	Diamond Foods, Inc. (a)	5,185
526	Freshpet, Inc. (a)	8,977

	Total Consumer Staples	14,162

	Energy — 2.7%
	Energy Equipment & Services — 1.5%
115	Dril-Quip, Inc. (a)	8,819
394	Forum Energy Technologies, Inc. (a)	8,173

		16,992

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 1.2%
274	Delek U.S. Holdings, Inc.	7,477
300	Eclipse Resources Corp. (a)	2,105
471	Laredo Petroleum, Inc. (a)	4,873

		14,455

	Total Energy	31,447

	Financials — 8.4%
	Banks — 1.8%
85	Signature Bank (a)	10,677
186	Texas Capital Bancshares, Inc. (a)	10,115

		20,792

	Capital Markets — 2.6%
419	Financial Engines, Inc.	15,327
432	FXCM, Inc., Class A	7,153
810	PennantPark Investment Corp.	7,718

		30,198

	Diversified Financial Services — 0.3%
166	On Deck Capital, Inc. (a)	3,712

	Insurance — 0.8%
157	AmTrust Financial Services, Inc.	8,817

	Real Estate Investment Trusts (REITs) — 1.0%
88	EastGroup Properties, Inc. (m)	5,587
135	Highwoods Properties, Inc. (m)	5,983

		11,570

	Real Estate Management & Development — 0.7%
248	RE/MAX Holdings, Inc., Class A	8,492

	Thrifts & Mortgage Finance — 1.2%
183	BofI Holding, Inc. (a)	14,224

	Total Financials	97,805

	Health Care — 26.0%
	Biotechnology — 11.4%
287	ACADIA Pharmaceuticals, Inc. (a)	9,114
177	Acceleron Pharma, Inc. (a)	6,886
144	Aegerion Pharmaceuticals, Inc. (a)	3,013
517	Arrowhead Research Corp. (a)	3,818
145	Avalanche Biotechnologies, Inc. (a)	7,814
129	Bellicum Pharmaceuticals, Inc. (a)	2,981
214	Chimerix, Inc. (a)	8,624
291	Coherus Biosciences, Inc. (a)	4,747
282	Exact Sciences Corp. (a)	7,750
711	Halozyme Therapeutics, Inc. (a)	6,858
440	Ignyta, Inc. (a)	3,012
469	Insmed, Inc. (a)	7,249

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
196	Intrexon Corp. (a)	5,398
110	Isis Pharmaceuticals, Inc. (a)	6,776
476	Keryx Biopharmaceuticals, Inc. (a)	6,742
145	Kite Pharma, Inc. (a)	8,375
236	Portola Pharmaceuticals, Inc. (a)	6,690
43	Puma Biotechnology, Inc. (a)	8,107
82	Receptos, Inc. (a)	10,000
52	Synageva BioPharma Corp. (a)	4,868
175	Versartis, Inc. (a)	3,932

		132,754

	Health Care Equipment & Supplies — 6.9%
961	GenMark Diagnostics, Inc. (a)	13,084
369	Insulet Corp. (a)	16,980
441	K2M Group Holdings, Inc. (a)	9,204
102	Nevro Corp. (a)	3,945
945	Novadaq Technologies, Inc., (Canada) (a)	15,700
832	Syneron Medical Ltd., (Israel) (a)	7,761
3,794	Unilife Corp. (a)	12,710

		79,384

	Health Care Providers & Services — 3.9%
352	Acadia Healthcare Co., Inc. (a)	21,533
281	Surgical Care Affiliates, Inc. (a)	9,464
176	WellCare Health Plans, Inc. (a)	14,448

		45,445

	Health Care Technology — 1.0%
450	Veeva Systems, Inc., Class A (a)	11,887

	Life Sciences Tools & Services — 1.3%
449	Fluidigm Corp. (a)	15,146

	Pharmaceuticals — 1.5%
505	Nektar Therapeutics (a)	7,835
195	Revance Therapeutics, Inc. (a)	3,304
248	Sagent Pharmaceuticals, Inc. (a)	6,222

		17,361

	Total Health Care	301,977

	Industrials — 19.7%
	Aerospace & Defense — 2.0%
225	HEICO Corp. (m)	13,562
217	Hexcel Corp. (a)	9,003

		22,565

	Air Freight & Logistics — 1.1%
308	XPO Logistics, Inc. (a)	12,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.3%
201	Spirit Airlines, Inc. (a)	15,188

	Building Products — 3.7%
302	Fortune Brands Home & Security, Inc.	13,685
128	Masonite International Corp. (a)	7,892
95	Norcraft Cos., Inc. (a)	1,830
468	Trex Co., Inc. (a)	19,924

		43,331

	Electrical Equipment — 2.1%
175	Acuity Brands, Inc.	24,537

	Industrial Conglomerates — 1.1%
136	Carlisle Cos., Inc. (m)	12,285

	Machinery — 2.9%
93	Graco, Inc. (m)	7,459
264	Middleby Corp. (The) (a)	26,190

		33,649

	Marine — 0.8%
120	Kirby Corp. (a)	9,725

	Road & Rail — 1.4%
215	Old Dominion Freight Line, Inc. (a)	16,730

	Trading Companies & Distributors — 3.3%
209	H&E Equipment Services, Inc.	5,879
435	Rush Enterprises, Inc., Class A (a)	13,939
171	Watsco, Inc. (m)	18,258

		38,076

	Total Industrials	228,672

	Information Technology — 24.8%
	Communications Equipment — 3.2%
562	Aruba Networks, Inc. (a)	10,212
481	Ciena Corp. (a) (m)	9,331
303	Infinera Corp. (a)	4,454
50	Palo Alto Networks, Inc. (a)	6,074
594	Ruckus Wireless, Inc. (a)	7,141

		37,212

	Electronic Equipment, Instruments & Components — 0.6%
68	FEI Co. (m)	6,171

	Internet Software & Services — 7.4%
216	ChannelAdvisor Corp. (a)	4,661
284	Cornerstone OnDemand, Inc. (a)	9,984
82	CoStar Group, Inc. (a)	15,065
313	Dealertrack Technologies, Inc. (a)	13,870
249	Demandware, Inc. (a)	14,306
273	Envestnet, Inc. (a)	13,431

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — continued
301	Marketo, Inc. (a)	9,845
102	Trulia, Inc. (a)	4,673

		85,835

	Semiconductors & Semiconductor Equipment — 5.0%
234	Cavium, Inc. (a)	14,483
849	Inphi Corp. (a)	15,697
331	Monolithic Power Systems, Inc.	16,470
422	TriQuint Semiconductor, Inc. (a)	11,623

		58,273

	Software — 7.5%
175	CommVault Systems, Inc. (a)	9,061
272	FleetMatics Group plc, (Ireland) (a)	9,641
455	Fortinet, Inc. (a)	13,941
305	Guidewire Software, Inc. (a)	15,436
143	HubSpot, Inc. (a)	4,808
224	Imperva, Inc. (a)	11,051
239	Proofpoint, Inc. (a)	11,526
139	Tableau Software, Inc., Class A (a)	11,779

		87,243

	Technology Hardware, Storage & Peripherals — 1.1%
464	Nimble Storage, Inc. (a)	12,759

	Total Information Technology	287,493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.0%
	Construction Materials — 1.0%
142	Eagle Materials, Inc.	10,781

	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
647	Boingo Wireless, Inc. (a)	4,963
455	RingCentral, Inc., Class A (a)	6,789

	Total Telecommunication Services	11,752

	Total Common Stocks (Cost $850,048)	1,153,146

Short-Term Investment — 0.8%
	Investment Company — 0.8%
9,864	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $9,864 )	9,864

	Total Investments — 100.2% (Cost $859,912)	1,163,010
	Liabilities in Excess of Other Assets — (0.2)%	(2,038)

	NET ASSETS — 100.0%	$1,160,972

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Consumer Discretionary — 9.8%
	Auto Components — 1.2%
745	Dana Holding Corp.	16,201
103	Fuel Systems Solutions, Inc. (a)	1,127
61	Spartan Motors, Inc.	323
215	Stoneridge, Inc. (a)	2,762

		20,413

	Distributors — 0.0% (g)
82	VOXX International Corp. (a)	721

	Diversified Consumer Services — 0.9%
67	2U, Inc. (a)	1,321
41	Chegg, Inc. (a)	281
377	K12, Inc. (a)	4,472
479	Regis Corp. (a)	8,033

		14,107

	Hotels, Restaurants & Leisure — 0.5%
54	Dave & Buster’s Entertainment, Inc. (a)	1,472
201	Isle of Capri Casinos, Inc. (a)	1,684
18	Jack in the Box, Inc.	1,399
254	Ruth’s Hospitality Group, Inc.	3,805
30	Scientific Games Corp., Class A (a)	383

		8,743

	Household Durables — 0.4%
99	CSS Industries, Inc.	2,739
89	Leggett & Platt, Inc.	3,771
94	Skullcandy, Inc. (a)	868

		7,378

	Internet & Catalog Retail — 0.3%
38	Coupons.com, Inc. (a)	667
439	Orbitz Worldwide, Inc. (a)	3,616
31	Wayfair, Inc., Class A (a)	606

		4,889

	Leisure Products — 0.2%
192	Nautilus, Inc. (a)	2,917

	Media — 1.1%
432	E.W. Scripps Co. (The), Class A (a)	9,655
168	Entercom Communications Corp., Class A (a)	2,045
319	Journal Communications, Inc., Class A (a)	3,643
261	Lee Enterprises, Inc. (a)	961
325	McClatchy Co. (The), Class A (a)	1,079
8	Saga Communications, Inc., Class A	362

		17,745

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 1.0%
149	Bon-Ton Stores, Inc. (The)	1,102
116	Dillard’s, Inc., Class A	14,496

		15,598

	Specialty Retail — 3.0%
579	Barnes & Noble, Inc. (a)	13,449
7	Boot Barn Holdings, Inc. (a)	124
286	Brown Shoe Co., Inc.	9,201
252	Children’s Place, Inc. (The)	14,381
203	Guess?, Inc.	4,284
909	hhgregg, Inc. (a)	6,880

		48,319

	Textiles, Apparel & Luxury Goods — 1.2%
426	Iconix Brand Group, Inc. (a)	14,408
149	Unifi, Inc. (a)	4,430

		18,838

	Total Consumer Discretionary	159,668

	Consumer Staples — 3.8%
	Food & Staples Retailing — 1.8%
181	Pantry, Inc. (The) (a)	6,719
2,302	Rite Aid Corp. (a)	17,312
169	Smart & Final Stores, Inc. (a)	2,655
79	SpartanNash Co.	2,052

		28,738

	Food Products — 1.0%
406	Chiquita Brands International, Inc. (a)	5,877
22	Farmer Bros Co. (a)	657
96	Fresh Del Monte Produce, Inc.	3,231
7	John B Sanfilippo & Son, Inc.	323
141	Pinnacle Foods, Inc.	4,963
5	Sanderson Farms, Inc.	420
20	Seneca Foods Corp., Class A (a)	527

		15,998

	Household Products — 0.3%
536	Central Garden & Pet Co., Class A (a)	5,117

	Tobacco — 0.7%
174	Alliance One International, Inc. (a)	275
244	Universal Corp.	10,722

		10,997

	Total Consumer Staples	60,850

	Energy — 4.3%
	Energy Equipment & Services — 2.0%
31	Dawson Geophysical Co.	381

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
143	Exterran Holdings, Inc.	4,662
71	FMSA Holdings, Inc. (a)	490
688	Helix Energy Solutions Group, Inc. (a)	14,919
46	Key Energy Services, Inc. (a)	76
43	Mitcham Industries, Inc. (a)	257
288	Parker Drilling Co. (a)	883
623	Pioneer Energy Services Corp. (a)	3,450
104	SEACOR Holdings, Inc. (a)	7,669

		32,787

	Oil, Gas & Consumable Fuels — 2.3%
4	Adams Resources & Energy, Inc.	200
85	Alon USA Energy, Inc.	1,080
725	Cloud Peak Energy, Inc. (a)	6,658
252	Comstock Resources, Inc.	1,715
855	EXCO Resources, Inc.	1,856
198	Frontline Ltd., (Bermuda) (a)	498
421	Midstates Petroleum Co., Inc. (a)	635
32	Pacific Ethanol, Inc. (a)	332
140	REX American Resources Corp. (a)	8,663
67	Stone Energy Corp. (a)	1,126
876	VAALCO Energy, Inc. (a)	3,996
257	W&T Offshore, Inc.	1,884
296	Warren Resources, Inc. (a)	477
206	Western Refining, Inc.	7,798

		36,918

	Total Energy	69,705

	Financials — 38.0%
	Banks — 14.7%
91	1st Source Corp.	3,136
6	American National Bankshares, Inc.	146
66	BancFirst Corp.	4,177
348	BancorpSouth, Inc.	7,836
153	Bank of Hawaii Corp.	9,045
57	Banner Corp.	2,469
329	BBCN Bancorp, Inc.	4,732
18	Bridge Capital Holdings (a)	401
216	Capital Bank Financial Corp., Class A (a)	5,794
77	Cascade Bancorp (a)	402
192	Cathay General Bancorp	4,918
411	Central Pacific Financial Corp.	8,839
8	Century Bancorp, Inc., Class A	304
67	Chemical Financial Corp.	2,065
18	Citizens & Northern Corp.	370
135	City Holding Co.	6,272

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
91	CoBiz Financial, Inc.	1,195
51	Columbia Banking System, Inc.	1,403
126	Community Bank System, Inc.	4,816
114	Community Trust Bancorp, Inc.	4,168
20	ConnectOne Bancorp, Inc.	371
21	Customers Bancorp, Inc. (a)	415
14	East West Bancorp, Inc.	540
65	Financial Institutions, Inc.	1,632
28	First Bancorp	521
1,190	First BanCorp, (Puerto Rico) (a)	6,984
387	First Busey Corp.	2,517
8	First Citizens BancShares, Inc., Class A	1,947
1,186	First Commonwealth Financial Corp.	10,932
43	First Community Bancshares, Inc.	710
126	First Financial Bancorp	2,340
71	First Financial Bankshares, Inc.	2,107
103	First Interstate BancSystem, Inc.	2,865
170	Flushing Financial Corp.	3,446
434	FNB Corp.	5,776
198	Glacier Bancorp, Inc.	5,490
34	Great Southern Bancorp, Inc.	1,353
24	Guaranty Bancorp	351
310	Hancock Holding Co.	9,517
50	Heartland Financial USA, Inc.	1,366
23	Heritage Financial Corp.	397
65	Hudson Valley Holding Corp.	1,758
57	Lakeland Bancorp, Inc.	672
26	Lakeland Financial Corp.	1,130
172	MainSource Financial Group, Inc.	3,600
112	MB Financial, Inc.	3,667
55	Metro Bancorp, Inc. (a)	1,426
44	National Penn Bancshares, Inc.	459
525	OFG Bancorp, (Puerto Rico)	8,735
73	Pacific Continental Corp.	1,035
145	PacWest Bancorp	6,592
16	Preferred Bank	455
18	Republic Bancorp, Inc., Class A	452
20	S&T Bancorp, Inc.	605
16	Sierra Bancorp	279
70	Simmons First National Corp., Class A	2,854
16	Southside Bancshares, Inc.	452
142	Southwest Bancorp, Inc.	2,456
54	State Bank Financial Corp.	1,071
12	Stock Yards Bancorp, Inc.	390
16	Suffolk Bancorp	366
334	Susquehanna Bancshares, Inc.	4,488

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
411	TCF Financial Corp.	6,526
37	Tompkins Financial Corp.	2,041
134	Trustmark Corp.	3,288
174	UMB Financial Corp.	9,922
550	Umpqua Holdings Corp.	9,348
392	Union Bankshares Corp.	9,451
70	Valley National Bancorp	684
35	Washington Trust Bancorp, Inc.	1,422
104	Webster Financial Corp.	3,386
39	West Bancorporation, Inc.	657
175	Westamerica Bancorporation	8,564
605	Wilshire Bancorp, Inc.	6,130

		238,426

	Capital Markets — 1.4%
96	Arlington Asset Investment Corp., Class A	2,555
673	Cowen Group, Inc., Class A (a)	3,230
32	GAMCO Investors, Inc., Class A	2,846
429	Investment Technology Group, Inc. (a)	8,932
62	Janus Capital Group, Inc.	1,005
52	Oppenheimer Holdings, Inc., Class A	1,211
44	Piper Jaffray Cos. (a)	2,568

		22,347

	Consumer Finance — 1.0%
103	Nelnet, Inc., Class A	4,749
137	World Acceptance Corp. (a)	10,869

		15,618

	Diversified Financial Services — 0.1%
87	Marlin Business Services Corp.	1,792

	Insurance — 5.0%
357	American Equity Investment Life Holding Co.	10,409
32	Arch Capital Group Ltd., (Bermuda) (a)	1,870
104	Argo Group International Holdings Ltd., (Bermuda)	5,779
886	CNO Financial Group, Inc.	15,257
11	Global Indemnity plc, (Ireland) (a)	303
68	Hallmark Financial Services (a)	822
218	Horace Mann Educators Corp.	7,240
157	Meadowbrook Insurance Group, Inc.	1,330
11	Navigators Group, Inc. (The) (a)	807
192	Platinum Underwriters Holdings Ltd., (Bermuda)	14,111
101	Primerica, Inc.	5,486
163	ProAssurance Corp.	7,368
59	StanCorp Financial Group, Inc.	4,150
294	Symetra Financial Corp.	6,781

		81,713

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 13.6%
21	American Assets Trust, Inc.	852
2,636	Anworth Mortgage Asset Corp.	13,836
183	Apartment Investment & Management Co., Class A	6,799
122	Ashford Hospitality Prime, Inc.	2,090
609	Ashford Hospitality Trust, Inc.	6,383
1,009	Capstead Mortgage Corp.	12,394
390	CBL & Associates Properties, Inc.	7,576
450	Chambers Street Properties	3,629
310	CoreSite Realty Corp.	12,117
511	CubeSmart	11,280
2,015	CYS Investments, Inc.	17,570
444	DCT Industrial Trust, Inc.	15,816
296	DiamondRock Hospitality Co.	4,400
81	Education Realty Trust, Inc.	2,976
70	EPR Properties	4,028
660	FelCor Lodging Trust, Inc.	7,141
117	First Industrial Realty Trust, Inc.	2,405
454	First Potomac Realty Trust	5,605
151	Franklin Street Properties Corp.	1,847
135	Getty Realty Corp.	2,458
68	Gladstone Commercial Corp.	1,166
28	Glimcher Realty Trust	389
319	Government Properties Income Trust	7,329
54	Highwoods Properties, Inc.	2,400
61	Home Properties, Inc.	4,015
148	Hospitality Properties Trust	4,588
74	LaSalle Hotel Properties	2,979
92	LTC Properties, Inc.	3,954
13	Mid-America Apartment Communities, Inc.	999
140	Parkway Properties, Inc.	2,575
119	Pebblebrook Hotel Trust	5,448
212	Pennsylvania Real Estate Investment Trust	4,981
283	Potlatch Corp.	11,853
33	PS Business Parks, Inc.	2,641
878	RAIT Financial Trust	6,737
4	Saul Centers, Inc.	217
70	Strategic Hotels & Resorts, Inc. (a)	927
402	Sunstone Hotel Investors, Inc.	6,639
13	Taubman Centers, Inc.	970
72	Urstadt Biddle Properties, Inc., Class A	1,582
274	Washington Real Estate Investment Trust	7,571

		221,162

	Real Estate Management & Development — 1.1%
190	Alexander & Baldwin, Inc.	7,475

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — continued
253	Forestar Group, Inc. (a)	3,890
335	St. Joe Co. (The) (a)	6,152

		17,517

	Thrifts & Mortgage Finance — 1.1%
22	BankFinancial Corp.	266
90	Beneficial Mutual Bancorp, Inc. (a)	1,109
302	Charter Financial Corp.	3,458
28	ESB Financial Corp.	532
30	First Financial Northwest, Inc.	360
25	Fox Chase Bancorp, Inc.	417
13	Kearny Financial Corp. (a)	184
459	Northfield Bancorp, Inc.	6,796
52	OceanFirst Financial Corp.	895
15	Territorial Bancorp, Inc.	317
90	United Financial Bancorp, Inc.	1,292
48	Walker & Dunlop, Inc. (a)	840
24	WSFS Financial Corp.	1,815

		18,281

	Total Financials	616,856

	Health Care — 5.2%
	Biotechnology — 1.9%
51	Agios Pharmaceuticals, Inc. (a)	5,759
19	Applied Genetic Technologies Corp. (a)	391
64	Ardelyx, Inc. (a)	1,207
89	Auspex Pharmaceuticals, Inc. (a)	4,676
20	Avalanche Biotechnologies, Inc. (a)	1,080
77	Cara Therapeutics, Inc. (a)	771
45	Dicerna Pharmaceuticals, Inc. (a)	741
75	Eleven Biotherapeutics, Inc. (a)	893
33	Epizyme, Inc. (a)	619
18	Foundation Medicine, Inc. (a)	407
38	Immune Design Corp. (a)	1,182
116	Insmed, Inc. (a)	1,788
15	Karyopharm Therapeutics, Inc. (a)	569
28	Kite Pharma, Inc. (a)	1,626
38	MacroGenics, Inc. (a)	1,333
104	Radius Health, Inc. (a)	4,043
13	Sage Therapeutics, Inc. (a)	483
31	Ultragenyx Pharmaceutical, Inc. (a)	1,351
93	Verastem, Inc. (a)	852
27	Zafgen, Inc. (a)	823

		30,594

	Health Care Equipment & Supplies — 1.4%
38	Inogen, Inc. (a)	1,176

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
83	NuVasive, Inc. (a)	3,928
92	PhotoMedex, Inc. (a)	141
70	Roka Bioscience, Inc. (a)	311
174	SurModics, Inc. (a)	3,845
49	Symmetry Surgical, Inc. (a)	379
367	Thoratec Corp. (a)	11,903
35	TriVascular Technologies, Inc. (a)	440

		22,123

	Health Care Providers & Services — 1.3%
58	Centene Corp. (a)	6,065
589	Cross Country Healthcare, Inc. (a)	7,347
23	HealthEquity, Inc. (a)	578
90	LHC Group, Inc. (a)	2,797
25	Surgical Care Affiliates, Inc. (a)	851
105	Triple-S Management Corp., (Puerto Rico), Class B (a)	2,499
77	Trupanion, Inc. (a)	532

		20,669

	Health Care Technology — 0.2%
145	MedAssets, Inc. (a)	2,865

	Life Sciences Tools & Services — 0.2%
25	INC Research Holdings, Inc., Class A (a)	645
75	PRA Health Sciences, Inc. (a)	1,826
62	VWR Corp. (a)	1,609

		4,080

	Pharmaceuticals — 0.2%
16	Achaogen, Inc. (a)	204
158	Amphastar Pharmaceuticals, Inc. (a)	1,839
41	Egalet Corp. (a)	231
48	Revance Therapeutics, Inc. (a)	810
16	ZS Pharma, Inc. (a)	644

		3,728

	Total Health Care	84,059

	Industrials — 14.3%
	Aerospace & Defense — 1.4%
530	AAR Corp.	14,732
201	Engility Holdings, Inc. (a)	8,620

		23,352

	Airlines — 1.0%
160	Alaska Air Group, Inc.	9,544
390	SkyWest, Inc.	5,174
20	Virgin America, Inc. (a)	873

		15,591

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Building Products — 0.4%
374	Gibraltar Industries, Inc. (a)	6,088
19	Trex Co., Inc. (a)	800

		6,888

	Commercial Services & Supplies — 3.4%
163	ABM Industries, Inc.	4,678
1,073	ACCO Brands Corp. (a)	9,663
682	ARC Document Solutions, Inc. (a)	6,974
1,706	Cenveo, Inc. (a)	3,583
23	Ennis, Inc.	307
38	G&K Services, Inc., Class A	2,671
110	HNI Corp.	5,601
68	Kimball International, Inc., Class B	622
80	Performant Financial Corp. (a)	533
269	Quad/Graphics, Inc.	6,181
155	R.R. Donnelley & Sons Co.	2,604
42	Steelcase, Inc., Class A	747
256	United Stationers, Inc.	10,806

		54,970

	Construction & Engineering — 1.4%
234	Argan, Inc.	7,862
131	Comfort Systems USA, Inc.	2,234
285	EMCOR Group, Inc.	12,657

		22,753

	Electrical Equipment — 0.1%
55	GrafTech International Ltd. (a)	279
131	LSI Industries, Inc.	890
17	Polypore International, Inc. (a)	786

		1,955

	Machinery — 2.9%
89	AGCO Corp.	4,000
503	Briggs & Stratton Corp.	10,277
346	Douglas Dynamics, Inc.	7,423
186	Federal Signal Corp.	2,867
60	Hurco Cos., Inc.	2,039
64	Hyster-Yale Materials Handling, Inc.	4,692
122	Kadant, Inc.	5,225
274	Mueller Water Products, Inc., Class A	2,804
50	Standex International Corp.	3,832
172	Wabash National Corp. (a)	2,124
19	Watts Water Technologies, Inc., Class A	1,225

		46,508

	Marine — 0.6%
54	International Shipholding Corp.	806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — continued
242	Matson, Inc.	8,368

		9,174

	Professional Services — 1.7%
278	Barrett Business Services, Inc.	7,623
365	FTI Consulting, Inc. (a)	14,115
28	Paylocity Holding Corp. (a)	734
152	RPX Corp. (a)	2,097
54	VSE Corp.	3,572

		28,141

	Road & Rail — 1.1%
4	AMERCO	1,222
200	ArcBest Corp.	9,269
46	Celadon Group, Inc.	1,053
23	PAM Transportation Services, Inc. (a)	1,171
209	Quality Distribution, Inc. (a)	2,223
120	USA Truck, Inc. (a)	3,397

		18,335

	Trading Companies & Distributors — 0.3%
96	Applied Industrial Technologies, Inc.	4,361

	Total Industrials	232,028

	Information Technology — 10.6%
	Communications Equipment — 1.5%
194	Black Box Corp.	4,629
77	Calix, Inc. (a)	776
140	Comtech Telecommunications Corp.	4,410
651	Emulex Corp. (a)	3,690
357	Harmonic, Inc. (a)	2,503
637	Polycom, Inc. (a)	8,595

		24,603

	Electronic Equipment, Instruments & Components — 1.5%
356	Benchmark Electronics, Inc. (a)	9,047
64	Coherent, Inc. (a)	3,866
153	Insight Enterprises, Inc. (a)	3,961
51	Kimball Electronics, Inc. (a)	615
144	Newport Corp. (a)	2,758
84	Sanmina Corp. (a)	1,969
132	Vishay Intertechnology, Inc.	1,862

		24,078

	Internet Software & Services — 0.8%
25	Amber Road, Inc. (a)	259
86	Benefitfocus, Inc. (a)	2,808
578	EarthLink Holdings Corp.	2,536
42	Five9, Inc. (a)	189
565	Intralinks Holdings, Inc. (a)	6,728

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — continued
2	OPOWER, Inc. (a)	31
4	Q2 Holdings, Inc. (a)	72

		12,623

	IT Services — 2.0%
111	CSG Systems International, Inc.	2,775
32	EVERTEC, Inc., (Puerto Rico)	708
57	Global Cash Access Holdings, Inc. (a)	405
49	Hackett Group, Inc. (The)	428
108	ManTech International Corp., Class A	3,277
459	MoneyGram International, Inc. (a)	4,173
314	NeuStar, Inc., Class A (a)	8,727
116	Sykes Enterprises, Inc. (a)	2,718
315	Unisys Corp. (a)	9,274

		32,485

	Semiconductors & Semiconductor Equipment — 2.9%
439	Amkor Technology, Inc. (a)	3,118
261	DSP Group, Inc. (a)	2,838
96	First Solar, Inc. (a)	4,272
62	IXYS Corp.	775
73	Pericom Semiconductor Corp. (a)	984
284	Photronics, Inc. (a)	2,360
531	RF Micro Devices, Inc. (a)	8,809
482	Spansion, Inc., Class A (a)	16,491
126	SunPower Corp. (a)	3,242
117	Ultra Clean Holdings, Inc. (a)	1,087
428	Xcerra Corp. (a)	3,924

		47,900

	Software — 1.5%
169	A10 Networks, Inc. (a)	739
129	Actuate Corp. (a)	850
117	Aspen Technology, Inc. (a)	4,104
59	Fair Isaac Corp.	4,295
36	Globant S.A., (Luxembourg) (a)	558
47	Paycom Software, Inc. (a)	1,243
43	Rubicon Project, Inc. (The) (a)	699
388	Take-Two Interactive Software, Inc. (a)	10,864
129	TeleCommunication Systems, Inc., Class A (a)	402
13	Varonis Systems, Inc. (a)	437

		24,191

	Technology Hardware, Storage & Peripherals — 0.4%
389	Avid Technology, Inc. (a)	5,531
615	Quantum Corp. (a)	1,082

		6,613

	Total Information Technology	172,493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 3.8%
	Chemicals — 1.4%
185	Minerals Technologies, Inc.	12,876
261	Olin Corp.	5,936
136	Tredegar Corp.	3,050

		21,862

	Containers & Packaging — 0.6%
587	Graphic Packaging Holding Co. (a)	7,992
138	Myers Industries, Inc.	2,429

		10,421

	Metals & Mining — 0.8%
5	Ampco-Pittsburgh Corp.	103
250	Coeur Mining, Inc. (a)	1,276
144	Commercial Metals Co.	2,339
37	Schnitzer Steel Industries, Inc., Class A	826
291	Worthington Industries, Inc.	8,744

		13,288

	Paper & Forest Products — 1.0%
118	Domtar Corp., (Canada)	4,726
35	PH Glatfelter Co.	895
121	Resolute Forest Products, Inc., (Canada) (a)	2,131
203	Schweitzer-Mauduit International, Inc.	8,582

		16,334

	Total Materials	61,905

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
108	FairPoint Communications, Inc. (a)	1,528
255	Inteliquent, Inc.	4,996
43	magicJack VocalTec Ltd., (Israel) (a)	350
951	Vonage Holdings Corp. (a)	3,623

	Total Telecommunication Services	10,497

	Utilities — 6.4%
	Electric Utilities — 2.3%
277	El Paso Electric Co.	11,077
132	PNM Resources, Inc.	3,917
532	Portland General Electric Co.	20,114
48	Unitil Corp.	1,760

		36,868

	Gas Utilities — 1.9%
79	AGL Resources, Inc.	4,306
28	Chesapeake Utilities Corp.	1,413
240	Laclede Group, Inc. (The)	12,747
57	Northwest Natural Gas Co.	2,834

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Gas Utilities — continued
42	Piedmont Natural Gas Co., Inc.	1,671
140	Southwest Gas Corp.	8,647

		31,618

	Independent Power & Renewable Electricity Producers — 0.6%
1,526	Atlantic Power Corp.	4,136
137	Dynegy, Inc. (a)	4,146
49	Ormat Technologies, Inc.	1,318

		9,600

	Multi-Utilities — 1.4%
321	Avista Corp.	11,330
201	NorthWestern Corp.	11,344

		22,674

	Water Utilities — 0.2%
104	California Water Service Group	2,547

	Total Utilities	103,307

	Total Common Stocks (Cost $1,262,046)	1,571,368

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
3	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 3.1%
	Investment Company — 3.1%
50,839	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $50,839)	50,839

	Total Investments — 99.9% (Cost $1,312,885)	1,622,207
	Other Assets in Excess of Liabilities — 0.1% (c)	990

	NET ASSETS — 100.0%	$1,623,197

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
435	E-mini Russell 2000	03/20/15	$52,230	$1,462

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 13.2%
	Auto Components — 2.0%
330	Dana Holding Corp.	7,178
401	Stoneridge, Inc. (a)	5,162
75	Tower International, Inc. (a)	1,909

		14,249

	Distributors — 0.1%
101	VOXX International Corp. (a)	886

	Diversified Consumer Services — 1.8%
14	Chegg, Inc. (a)	98
286	Regis Corp. (a)	4,785
109	Strayer Education, Inc. (a)	8,059

		12,942

	Hotels, Restaurants & Leisure — 1.5%
31	Dave & Buster’s Entertainment, Inc. (a)	835
5	DineEquity, Inc.	498
40	Interval Leisure Group, Inc.	831
14	Jack in the Box, Inc.	1,120
28	Red Robin Gourmet Burgers, Inc. (a)	2,132
205	Sonic Corp.	5,579

		10,995

	Household Durables — 0.4%
35	CSS Industries, Inc.	965
46	Leggett & Platt, Inc.	1,951

		2,916

	Internet & Catalog Retail — 0.1%
14	Coupons.com, Inc. (a)	254
16	Wayfair, Inc., Class A (a)	310

		564

	Leisure Products — 0.2%
82	Nautilus, Inc. (a)	1,243

	Media — 1.1%
34	Entercom Communications Corp., Class A (a)	410
281	Lee Enterprises, Inc. (a)	1,032
41	Nexstar Broadcasting Group, Inc., Class A	2,123
78	Radio One, Inc., Class D (a)	130
151	Sinclair Broadcast Group, Inc., Class A	4,121

		7,816

	Multiline Retail — 1.0%
50	Bon-Ton Stores, Inc. (The)	367
57	Dillard’s, Inc., Class A	7,098

		7,465

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.8%
19	ANN, Inc. (a)	708
180	Barnes & Noble, Inc. (a)	4,170
5	Boot Barn Holdings, Inc. (a)	88
111	Children’s Place, Inc. (The)	6,321
74	Express, Inc. (a)	1,080
40	Guess?, Inc.	839
573	hhgregg, Inc. (a)	4,339
130	Outerwall, Inc. (a)	9,756
13	Systemax, Inc. (a)	178

		27,479

	Textiles, Apparel & Luxury Goods — 1.2%
212	Iconix Brand Group, Inc. (a)	7,170
42	Unifi, Inc. (a)	1,252

		8,422

	Total Consumer Discretionary	94,977

	Consumer Staples — 4.9%
	Food & Staples Retailing — 2.5%
231	Pantry, Inc. (The) (a)	8,576
1,139	Rite Aid Corp. (a)	8,565
54	Smart & Final Stores, Inc. (a)	853

		17,994

	Food Products — 1.7%
40	B&G Foods, Inc.	1,190
212	Chiquita Brands International, Inc. (a)	3,067
13	Freshpet, Inc. (a)	225
89	Pilgrim’s Pride Corp. (a)	2,922
65	Pinnacle Foods, Inc.	2,298
24	Sanderson Farms, Inc.	2,025
11	Seneca Foods Corp., Class A (a)	292

		12,019

	Personal Products — 0.5%
10	Herbalife Ltd.	362
10	Inter Parfums, Inc.	263
7	Medifast, Inc. (a)	242
29	USANA Health Sciences, Inc. (a)	2,985

		3,852

	Tobacco — 0.2%
28	Universal Corp.	1,218

	Total Consumer Staples	35,083

	Energy — 3.9%
	Energy Equipment & Services — 1.5%
188	Basic Energy Services, Inc. (a)	1,316

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
134	Exterran Holdings, Inc.	4,359
29	FMSA Holdings, Inc. (a)	201
142	Pioneer Energy Services Corp. (a)	787
58	SEACOR Holdings, Inc. (a)	4,273

		10,936

	Oil, Gas & Consumable Fuels — 2.4%
1,117	Abraxas Petroleum Corp. (a)	3,284
10	Adams Resources & Energy, Inc.	479
57	Alon USA Energy, Inc.	717
30	Clayton Williams Energy, Inc. (a)	1,927
181	Cloud Peak Energy, Inc. (a)	1,659
42	Comstock Resources, Inc.	286
12	Contango Oil & Gas Co. (a)	351
3	Isramco, Inc. (a)	348
32	Renewable Energy Group, Inc. (a)	315
83	REX American Resources Corp. (a)	5,137
40	Stone Energy Corp. (a)	668
205	VAALCO Energy, Inc. (a)	933
36	Western Refining, Inc.	1,368

		17,472

	Total Energy	28,408

	Financials — 21.7%
	Banks — 6.8%
28	1st Source Corp.	950
53	BancFirst Corp.	3,366
117	BancorpSouth, Inc.	2,631
28	Banner Corp.	1,192
39	BBCN Bancorp, Inc.	554
121	Capital Bank Financial Corp., Class A (a)	3,229
46	Cathay General Bancorp	1,172
222	Central Pacific Financial Corp.	4,767
18	Chemical Financial Corp.	552
12	Citizens & Northern Corp.	248
29	City Holding Co.	1,354
31	CoBiz Financial, Inc.	410
198	CVB Financial Corp.	3,166
4	East West Bancorp, Inc.	144
316	First Commonwealth Financial Corp.	2,911
7	First Financial Bancorp	128
25	First Interstate BancSystem, Inc.	698
60	Flushing Financial Corp.	1,212
72	FNB Corp.	962
19	Guaranty Bancorp	280
19	MainSource Financial Group, Inc.	406

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
33	National Penn Bancshares, Inc.	342
127	OFG Bancorp, (Puerto Rico)	2,106
31	PacWest Bancorp	1,427
13	Sierra Bancorp	232
33	Simmons First National Corp., Class A	1,321
8	Southside Bancshares, Inc.	233
41	Southwest Bancorp, Inc.	705
61	Suffolk Bancorp	1,394
66	Susquehanna Bancshares, Inc.	889
118	TCF Financial Corp.	1,875
18	UMB Financial Corp.	1,024
181	Union Bankshares Corp.	4,363
11	Webster Financial Corp.	355
52	West Bancorporation, Inc.	880
14	Westamerica Bancorporation	706
111	Wilshire Bancorp, Inc.	1,122

		49,306

	Capital Markets — 1.2%
28	Arlington Asset Investment Corp., Class A	737
236	Cowen Group, Inc., Class A (a)	1,132
33	FBR & Co. (a)	799
17	Federated Investors, Inc., Class B	553
260	Investment Technology Group, Inc. (a)	5,420

		8,641

	Consumer Finance — 1.3%
5	Credit Acceptance Corp. (a)	682
49	Nelnet, Inc., Class A	2,289
40	PRA Group, Inc. (a)	2,306
47	World Acceptance Corp. (a)	3,734

		9,011

	Diversified Financial Services — 0.1%
36	Marlin Business Services Corp.	741

	Insurance — 2.5%
8	Ambac Financial Group, Inc. (a)	206
130	American Equity Investment Life Holding Co.	3,798
13	Aspen Insurance Holdings Ltd., (Bermuda)	578
223	CNO Financial Group, Inc.	3,838
11	Global Indemnity plc, (Ireland) (a)	306
25	Navigators Group, Inc. (The) (a)	1,855
52	Platinum Underwriters Holdings Ltd., (Bermuda)	3,803
28	Primerica, Inc.	1,503
40	ProAssurance Corp.	1,797
7	Stewart Information Services Corp.	267

		17,951

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 7.7%
51	American Assets Trust, Inc.	2,014
193	Anworth Mortgage Asset Corp.	1,011
5	Ashford Hospitality Prime, Inc.	89
22	Ashford Hospitality Trust, Inc.	226
11	Associated Estates Realty Corp.	251
28	BioMed Realty Trust, Inc.	597
343	Capstead Mortgage Corp.	4,208
55	CBL & Associates Properties, Inc.	1,076
29	Chambers Street Properties	233
165	CoreSite Realty Corp.	6,451
14	Cousins Properties, Inc.	163
774	CYS Investments, Inc.	6,747
26	DCT Industrial Trust, Inc.	933
54	DiamondRock Hospitality Co.	802
30	EastGroup Properties, Inc.	1,912
33	EPR Properties	1,873
19	Equity LifeStyle Properties, Inc.	1,000
29	FelCor Lodging Trust, Inc.	314
20	First Industrial Realty Trust, Inc.	419
47	Franklin Street Properties Corp.	575
11	Gladstone Commercial Corp.	185
30	Home Properties, Inc.	1,981
55	Hospitality Properties Trust	1,717
87	LTC Properties, Inc.	3,747
21	National Retail Properties, Inc.	807
54	Pennsylvania Real Estate Investment Trust	1,272
29	Post Properties, Inc.	1,698
100	Potlatch Corp.	4,187
10	PS Business Parks, Inc.	772
26	RAIT Financial Trust	202
100	Ramco-Gershenson Properties Trust	1,874
27	Saul Centers, Inc.	1,516
258	Strategic Hotels & Resorts, Inc. (a)	3,412
18	Taubman Centers, Inc.	1,376

		55,640

	Real Estate Management & Development — 0.7%
70	Alexander & Baldwin, Inc.	2,744
156	Forestar Group, Inc. (a)	2,401
11	St. Joe Co. (The) (a)	199

		5,344

	Thrifts & Mortgage Finance — 1.4%
13	Astoria Financial Corp.	176
10	BankFinancial Corp.	117
34	Beneficial Mutual Bancorp, Inc. (a)	412
11	Capitol Federal Financial, Inc.	138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
72	Charter Financial Corp.	821
23	MGIC Investment Corp. (a)	212
116	NMI Holdings, Inc., Class A (a)	1,056
385	Northfield Bancorp, Inc.	5,692
36	OceanFirst Financial Corp.	619
41	Walker & Dunlop, Inc. (a)	717

		9,960

	Total Financials	156,594

	Health Care — 14.7%
	Biotechnology — 6.2%
124	ACADIA Pharmaceuticals, Inc. (a)	3,921
45	Adamas Pharmaceuticals, Inc. (a)	783
5	Agios Pharmaceuticals, Inc. (a)	515
46	Alnylam Pharmaceuticals, Inc. (a)	4,491
8	Applied Genetic Technologies Corp. (a)	177
27	Ardelyx, Inc. (a)	508
112	Arrowhead Research Corp. (a)	828
45	Atara Biotherapeutics, Inc. (a)	1,207
4	Auspex Pharmaceuticals, Inc. (a)	231
8	Avalanche Biotechnologies, Inc. (a)	416
71	Bellicum Pharmaceuticals, Inc. (a)	1,624
42	Calithera Biosciences, Inc. (a)	844
33	Cara Therapeutics, Inc. (a)	329
77	ChemoCentryx, Inc. (a)	525
40	Chimerix, Inc. (a)	1,594
22	Dicerna Pharmaceuticals, Inc. (a)	361
28	Eleven Biotherapeutics, Inc. (a)	329
28	FibroGen, Inc. (a)	755
11	Foundation Medicine, Inc. (a)	240
75	Immune Design Corp. (a)	2,296
108	Infinity Pharmaceuticals, Inc. (a)	1,823
9	Karyopharm Therapeutics, Inc. (a)	329
11	Kite Pharma, Inc. (a)	611
48	MacroGenics, Inc. (a)	1,694
115	Merrimack Pharmaceuticals, Inc. (a)	1,294
67	Mirati Therapeutics, Inc. (a)	1,245
85	Neurocrine Biosciences, Inc. (a)	1,903
88	NPS Pharmaceuticals, Inc. (a)	3,151
65	Prothena Corp. plc, (Ireland) (a)	1,349
48	PTC Therapeutics, Inc. (a)	2,501
5	Sage Therapeutics, Inc. (a)	183
25	Synageva BioPharma Corp. (a)	2,283
72	Tokai Pharmaceuticals, Inc. (a)	1,055
63	Trius Therapeutics, Inc. (a) (i)	—
10	Ultragenyx Pharmaceutical, Inc. (a)	435

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
56	Versartis, Inc. (a)	1,260
103	Xencor, Inc. (a)	1,652
10	Zafgen, Inc. (a)	302

		45,044

	Health Care Equipment & Supplies — 3.0%
190	Accuray, Inc. (a)	1,437
100	CONMED Corp.	4,496
35	Cynosure, Inc., Class A (a)	957
18	Inogen, Inc. (a)	565
31	Nevro Corp. (a)	1,179
57	NuVasive, Inc. (a)	2,674
66	PhotoMedex, Inc. (a)	101
29	Roka Bioscience, Inc. (a)	127
16	Sientra, Inc. (a)	262
216	SurModics, Inc. (a)	4,765
30	Symmetry Surgical, Inc. (a)	236
70	Thoratec Corp. (a)	2,269
98	Wright Medical Group, Inc. (a)	2,622

		21,690

	Health Care Providers & Services — 2.4%
52	Centene Corp. (a)	5,379
494	Cross Country Healthcare, Inc. (a)	6,168
8	HealthEquity, Inc. (a)	209
28	HealthSouth Corp.	1,065
23	Molina Healthcare, Inc. (a)	1,221
204	RadNet, Inc. (a)	1,739
35	Surgical Care Affiliates, Inc. (a)	1,174
29	Trupanion, Inc. (a)	200

		17,155

	Health Care Technology — 0.9%
128	Castlight Health, Inc., Class B (a)	1,494
23	Connecture, Inc. (a)	205
93	HMS Holdings Corp. (a)	1,960
133	MedAssets, Inc. (a)	2,620
22	Veeva Systems, Inc., Class A (a)	570

		6,849

	Life Sciences Tools & Services — 0.4%
34	Affymetrix, Inc. (a)	332
11	INC Research Holdings, Inc., Class A (a)	272
16	PAREXEL International Corp. (a)	872
32	PRA Health Sciences, Inc. (a)	768
30	VWR Corp. (a)	779

		3,023

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.8%
70	Amphastar Pharmaceuticals, Inc. (a)	812
65	BioDelivery Sciences International, Inc. (a)	780
16	Egalet Corp. (a)	91
16	Lannett Co., Inc. (a)	703
5	Mallinckrodt plc (a)	495
39	Pacira Pharmaceuticals, Inc. (a)	3,422
28	Phibro Animal Health Corp., Class A	871
72	Prestige Brands Holdings, Inc. (a)	2,510
22	Revance Therapeutics, Inc. (a)	373
89	Sagent Pharmaceuticals, Inc. (a)	2,237
9	ZS Pharma, Inc. (a)	366

		12,660

	Total Health Care	106,421

	Industrials — 13.2%
	Aerospace & Defense — 1.9%
253	AAR Corp.	7,031
68	Engility Holdings, Inc. (a)	2,889
141	TASER International, Inc. (a)	3,734

		13,654

	Air Freight & Logistics — 0.1%
13	Park-Ohio Holdings Corp.	832

	Airlines — 1.1%
131	Alaska Air Group, Inc.	7,847
10	Virgin America, Inc. (a)	415

		8,262

	Building Products — 0.4%
130	Gibraltar Industries, Inc. (a)	2,112
11	Trex Co., Inc. (a)	464

		2,576

	Commercial Services & Supplies — 2.0%
60	ACCO Brands Corp. (a)	541
57	Deluxe Corp.	3,530
19	G&K Services, Inc., Class A	1,374
34	Quad/Graphics, Inc.	774
25	R.R. Donnelley & Sons Co.	412
24	Steelcase, Inc., Class A	433
170	United Stationers, Inc.	7,167

		14,231

	Construction & Engineering — 1.3%
114	Argan, Inc.	3,849
118	EMCOR Group, Inc.	5,254

		9,103

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Electrical Equipment — 1.2%
27		Acuity Brands, Inc.	3,712
106		Polypore International, Inc. (a)	4,987

			8,699

		Machinery — 2.1%
24		Blount International, Inc.	423
174		Briggs & Stratton Corp.	3,545
224		Douglas Dynamics, Inc.	4,805
29		Hurco Cos., Inc.	985
12		Hyster-Yale Materials Handling, Inc.	886
65		Kadant, Inc.	2,779
19		Standex International Corp.	1,463
5		Watts Water Technologies, Inc., Class A	305

			15,191

		Marine — 0.8%
169		Matson, Inc.	5,823

		Professional Services — 1.0%
100		Barrett Business Services, Inc.	2,747
19		Paylocity Holding Corp. (a)	507
14		TriNet Group, Inc. (a)	450
51		VSE Corp.	3,374

			7,078

		Road & Rail — 1.1%
62		ArcBest Corp.	2,852
18		Celadon Group, Inc.	409
–	(h)	PAM Transportation Services, Inc. (a)	23
65		Swift Transportation Co. (a)	1,864
88		USA Truck, Inc. (a)	2,496

			7,644

		Trading Companies & Distributors — 0.2%
40		Applied Industrial Technologies, Inc.	1,814

		Total Industrials	94,907

		Information Technology — 18.3%
		Communications Equipment — 2.7%
11		Arista Networks, Inc. (a)	662
77		Aruba Networks, Inc. (a)	1,400
944		Emulex Corp. (a)	5,351
529		Harmonic, Inc. (a)	3,709
34		InterDigital, Inc.	1,783
260		Polycom, Inc. (a)	3,514
109		Ubiquiti Networks, Inc.	3,216

			19,635

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 1.6%
165	Benchmark Electronics, Inc. (a)	4,200
51	Coherent, Inc. (a)	3,072
18	Insight Enterprises, Inc. (a)	466
83	InvenSense, Inc. (a)	1,351
10	Newport Corp. (a)	182
74	Sanmina Corp. (a)	1,729
52	Vishay Intertechnology, Inc.	732

		11,732

	Internet Software & Services — 2.1%
112	Bazaarvoice, Inc. (a)	900
186	Blucora, Inc. (a)	2,569
151	Demand Media, Inc. (a)	921
589	EarthLink Holdings Corp.	2,587
32	Five9, Inc. (a)	145
12	Hortonworks, Inc. (a)	313
199	Intralinks Holdings, Inc. (a)	2,366
389	Marchex, Inc., Class B	1,785
402	Millennial Media, Inc. (a)	643
12	New Relic, Inc. (a)	425
5	OPOWER, Inc. (a)	67
14	Q2 Holdings, Inc. (a)	271
246	Unwired Planet, Inc. (a)	246
36	WebMD Health Corp. (a)	1,432

		14,670

	IT Services — 2.2%
18	EVERTEC, Inc., (Puerto Rico)	398
33	Heartland Payment Systems, Inc.	1,754
145	ManTech International Corp., Class A	4,374
61	MoneyGram International, Inc. (a)	558
129	NeuStar, Inc., Class A (a)	3,586
41	Science Applications International Corp.	2,031
78	Unisys Corp. (a)	2,303
29	Vantiv, Inc., Class A (a)	987

		15,991

	Semiconductors & Semiconductor Equipment — 4.1%
274	Brooks Automation, Inc.	3,488
48	DSP Group, Inc. (a)	524
168	Fairchild Semiconductor International, Inc. (a)	2,827
40	First Solar, Inc. (a)	1,775
171	Integrated Device Technology, Inc. (a)	3,354
37	Micrel, Inc.	541
29	OmniVision Technologies, Inc. (a)	757
164	Photronics, Inc. (a)	1,361
172	PMC-Sierra, Inc. (a)	1,577

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
114	RF Micro Devices, Inc. (a)	1,898
83	SunPower Corp. (a)	2,147
222	TriQuint Semiconductor, Inc. (a)	6,108
336	Ultra Clean Holdings, Inc. (a)	3,119

		29,476

	Software — 4.9%
100	ACI Worldwide, Inc. (a)	2,017
186	Aspen Technology, Inc. (a)	6,500
324	AVG Technologies N.V., (Netherlands) (a)	6,400
42	Fair Isaac Corp.	3,051
18	Globant S.A., (Luxembourg) (a)	281
30	HubSpot, Inc. (a)	1,012
55	Manhattan Associates, Inc. (a)	2,256
48	Paycom Software, Inc. (a)	1,269
60	Qualys, Inc. (a)	2,272
126	Rally Software Development Corp. (a)	1,437
18	Rubicon Project, Inc. (The) (a)	290
170	Take-Two Interactive Software, Inc. (a)	4,765
353	TeleCommunication Systems, Inc., Class A (a)	1,101
64	Varonis Systems, Inc. (a)	2,108
16	Yodlee, Inc. (a)	190

		34,949

	Technology Hardware, Storage & Peripherals — 0.7%
197	Avid Technology, Inc. (a)	2,792
88	Nimble Storage, Inc. (a)	2,417

		5,209

	Total Information Technology	131,662

	Materials — 2.9%
	Chemicals — 1.0%
81	Minerals Technologies, Inc.	5,604
57	OM Group, Inc.	1,690

		7,294

	Containers & Packaging — 1.0%
452	Graphic Packaging Holding Co. (a)	6,155
58	Myers Industries, Inc.	1,017

		7,172

	Metals & Mining — 0.6%
10	Ampco-Pittsburgh Corp.	185
17	Commercial Metals Co.	274
123	Worthington Industries, Inc.	3,698

		4,157

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.3%
22	Domtar Corp., (Canada)	869
99	Resolute Forest Products, Inc., (Canada) (a)	1,740

		2,609

	Total Materials	21,232

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.6%
63	Consolidated Communications Holdings, Inc.	1,742
58	FairPoint Communications, Inc. (a)	822
67	magicJack VocalTec Ltd., (Israel) (a)	544
309	Vonage Holdings Corp. (a)	1,176

		4,284

	Wireless Telecommunication Services — 0.2%
108	RingCentral, Inc., Class A (a)	1,617

	Total Telecommunication Services	5,901

	Utilities — 3.1%
	Electric Utilities — 1.1%
55	El Paso Electric Co.	2,219
41	PNM Resources, Inc.	1,215
110	Portland General Electric Co.	4,146

		7,580

	Gas Utilities — 0.8%
25	AGL Resources, Inc.	1,387
33	Laclede Group, Inc. (The)	1,729
31	Piedmont Natural Gas Co., Inc.	1,238
28	Southwest Gas Corp.	1,712

		6,066

	Independent Power & Renewable Electricity Producers — 0.3%
368	Atlantic Power Corp.	998
33	Dynegy, Inc. (a)	986
5	Ormat Technologies, Inc.	128
34	Vivint Solar, Inc. (a)	310

		2,422

	Multi-Utilities — 0.9%
110	NorthWestern Corp.	6,200

	Total Utilities	22,268

	Total Common Stocks (Cost $600,919)	697,453

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

NUMBER OF WARRANTS		SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0% (g)
Financials — 0.0% (g)
Consumer Finance — 0.0% (g)
—	(h)	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.8%
	Investment Company — 4.8%
34,245	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $34,245)	34,245

	Total Investments — 101.5% (Cost $635,164)	731,698
	Liabilities in Excess of Other Assets — (1.5)% (c)	(11,094)

	NET ASSETS — 100.0%	$720,604

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
163	E-mini Russell 2000	03/20/15	$19,571	$717

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

ETF	— Exchange Traded Fund

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$529,919		$714,860		$3,316,004
Investments in affiliates, at value	9,926		10,650		134,277

Total investment securities, at value	539,845		725,510		3,450,281
Cash	1		1		—
Deposits at broker for futures contracts	—		4,195		—
Receivables:
Investment securities sold	77		2,295		—
Fund shares sold	1,192		746		3,548
Dividends from non-affiliates	188		826		7,190
Dividends from affiliates	—	(a)	—	(a)	5

Total Assets	541,303		733,573		3,461,024

LIABILITIES:
Payables:
Investment securities purchased	—		5,900		—
Fund shares redeemed	1,478		263		22,195
Variation margin on futures contracts	—		94		—
Accrued liabilities:
Investment advisory fees	240		320		1,710
Administration fees	25		—		168
Distribution fees	47		—		174
Shareholder servicing fees	95		83		382
Custodian and accounting fees	26		19		54
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	1
Transfer agent fees	175		191		974
Other	78		67		160

Total Liabilities	2,164		6,937		25,818

Net Assets	$539,139		$726,636		$3,435,206

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$393,306	$508,458	$2,242,687
Accumulated undistributed (distributions in excess of) net investment income	(4,452)	(115)	237
Accumulated net realized gains (losses)	(374)	12,433	1,292
Net unrealized appreciation (depreciation)	150,659	205,860	1,190,990

Total Net Assets	$539,139	$726,636	$3,435,206

Net Assets:
Class A	$70,889	$—	$693,617
Class B	405	—	3,455
Class C	50,706	—	36,750
Class R2	—	—	3,580
Class R5	—	—	1,163,640
Select Class	417,139	726,636	1,534,164

Total	$539,139	$726,636	$3,435,206

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,986	—	16,269
Class B	20	—	102
Class C	2,524	—	1,088
Class R2	—	—	85
Class R5	—	—	24,240
Select Class	16,163	13,377	32,005

Net Asset Value (a):
Class A — Redemption price per share	$23.74	$—	$42.63
Class B — Offering price per share (b)	20.14	—	33.92
Class C — Offering price per share (b)	20.09	—	33.79
Class R2 — Offering and redemption price per share	—	—	42.07
Class R5 — Offering and redemption price per share	—	—	48.00
Select Class — Offering and redemption price per share	25.81	54.32	47.94
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.06	$—	$44.99

Cost of investments in non-affiliates	$379,260	$509,442	$2,125,014
Cost of investments in affiliates	9,926	10,650	134,277

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,153,146	$1,571,368		$697,453
Investments in affiliates, at value	9,864	50,839		34,245

Total investment securities, at value	1,163,010	1,622,207		731,698
Cash	—	—	(a)	1
Deposits at broker for futures contracts	—	2,242		1,515
Receivables:
Investment securities sold	165	5,837		1,761
Fund shares sold	1,284	1,787		5,461
Dividends from non-affiliates	408	3,253		722
Dividends from affiliates	1	2		1
Other assets	—	—		26

Total Assets	1,164,868	1,635,328		741,185

LIABILITIES:
Payables:
Investment securities purchased	—	2,878		18,064
Fund shares redeemed	2,688	7,024		1,771
Variation margin on futures contracts	—	422		174
Accrued liabilities:
Investment advisory fees	618	869		343
Administration fees	75	111		48
Distribution fees	84	159		54
Shareholder servicing fees	23	57		48
Custodian and accounting fees	29	60		44
Trustees’ and Chief Compliance Officer’s fees	1	—		—	(a)
Transfer agent fees	242	434		11
Other	136	117		24

Total Liabilities	3,896	12,131		20,581

Net Assets	$1,160,972	$1,623,197		$720,604

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$867,629	$1,310,034	$623,795
Accumulated undistributed (distributions in excess of) net investment income	(7,374)	(107)	(58)
Accumulated net realized gains (losses)	(2,381)	2,486	(384)
Net unrealized appreciation (depreciation)	303,098	310,784	97,251

Total Net Assets	$1,160,972	$1,623,197	$720,604

Net Assets:
Class A	$256,069	$511,291	$160,777
Class B	1,723	2,553	—
Class C	25,807	49,967	27,853
Class R2	27,702	48,050	10,895
Class R5	—	87,607	—
Class R6	425,988	512,599	49,853
Institutional Class	276,752	—	277,849
Select Class	146,931	411,130	193,377

Total	$1,160,972	$1,623,197	$720,604

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	19,352	19,220	9,898
Class B	174	111	—
Class C	2,453	2,195	1,763
Class R2	2,135	1,817	677
Class R5	—	3,135	—
Class R6	29,221	18,325	3,019
Institutional Class	19,076	—	16,831
Select Class	10,326	14,711	11,694

Net Asset Value (a):
Class A — Redemption price per share	$13.23	$26.60	$16.24
Class B — Offering price per share (b)	9.89	23.01	—
Class C — Offering price per share (b)	10.52	22.76	15.80
Class R2 — Offering and redemption price per share	12.98	26.44	16.08
Class R5 — Offering and redemption price per share	—	27.95	—
Class R6 — Offering and redemption price per share	14.58	27.97	16.51
Institutional Class — Offering and redemption price per share	14.51	—	16.51
Select Class — Offering and redemption price per share	14.23	27.95	16.54
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.96	$28.07	$17.14

Cost of investments in non-affiliates	$850,048	$1,262,046	$600,919
Cost of investments in affiliates	9,864	50,839	34,245

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Dividend income from non-affiliates	1,041	4,015	24,625
Dividend income from affiliates	1	1	15

Total investment income	1,042	4,017	24,640

EXPENSES:
Investment advisory fees	1,788	2,279	10,848
Administration fees	227	289	1,377
Distribution fees:
Class A	90	—	879
Class B	2	—	16
Class C	192	—	140
Class R2	—	—	9
Shareholder servicing fees:
Class A	90	—	879
Class B	1	—	5
Class C	64	—	47
Class R2	—	—	5
Class R5	—	—	286
Select Class	533	876	1,807
Custodian and accounting fees	24	25	52
Interest expense to affiliates	— (a)	—	—
Professional fees	25	25	28
Trustees’ and Chief Compliance Officer’s fees	2	4	17
Printing and mailing costs	56	40	170
Registration and filing fees	45	13	75
Transfer agent fees	271	305	1,893
Other	117	10	246

Total expenses	3,527	3,866	18,779

Less fees waived	(496)	(1,137)	(2,135)
Less expense reimbursements	(5)	—	—

Net expenses	3,026	2,729	16,644

Net investment income (loss)	(1,984)	1,288	7,996

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	16,193	31,868	79,431
Futures	—	(477)	—

Net realized gain (loss)	16,193	31,391	79,431

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,014	(9,815)	2,777
Futures	—	259	—

Change in net unrealized appreciation/depreciation	2,014	(9,556)	2,777

Net realized/unrealized gains (losses)	18,207	21,835	82,208

Change in net assets resulting from operations	$16,223	$23,123	$90,204

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$1
Dividend income from non-affiliates	2,163	15,162	3,855
Dividend income from affiliates	3	9	3

Total investment income	2,166	15,173	3,859

EXPENSES:
Investment advisory fees	3,685	5,030	1,874
Administration fees	468	638	258
Distribution fees:
Class A	329	621	174
Class B	7	10	—
Class C	97	186	91
Class R2	70	116	23
Shareholder servicing fees:
Class A	329	621	174
Class B	2	3	—
Class C	32	62	30
Class R2	35	58	12
Class R5	—	21	—
Institutional Class	140	—	118
Select Class	183	495	211
Custodian and accounting fees	30	59	33
Professional fees	26	32	28
Trustees’ and Chief Compliance Officer’s fees	5	6	3
Printing and mailing costs	45	79	20
Registration and filing fees	51	77	68
Transfer agent fees	594	1,012	293
Other	14	11	25

Total expenses	6,142	9,137	3,435

Less fees waived	(677)	(912)	(289)
Less expense reimbursements	(5)	(4)	—

Net expenses	5,460	8,221	3,146

Net investment income (loss)	(3,294)	6,952	713

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	34,625	32,217	14,021
Futures	—	(1,907)	151

Net realized gain (loss)	34,625	30,310	14,172

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	6,775	(23,378)	11,798
Futures	—	48	205

Change in net unrealized appreciation/depreciation	6,775	(23,330)	12,003

Net realized/unrealized gains (losses)	41,400	6,980	26,175

Change in net assets resulting from operations	$38,106	$13,932	$26,888

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,984)	$(4,526)	$1,288	$1,798
Net realized gain (loss)	16,193	59,230	31,391	80,341
Change in net unrealized appreciation/depreciation	2,014	39,546	(9,556)	73,289

Change in net assets resulting from operations	16,223	94,250	23,123	155,428

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(5,692)	(7,308)	—	—
Class B
From net realized gains	(37)	(72)	—	—
Class C
From net realized gains	(4,687)	(5,669)	—	—
Select Class
From net investment income	—	—	(1,375)	(3,196)
From net realized gains	(32,531)	(30,984)	(72,101)	(30,439)

Total distributions to shareholders	(42,947)	(44,033)	(73,476)	(33,635)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,839	(9,967)	73,682	59,219

NET ASSETS:
Change in net assets	(20,885)	40,250	23,329	181,012
Beginning of period	560,024	519,774	703,307	522,295

End of period	$539,139	$560,024	$726,636	$703,307

Accumulated undistributed (distributions in excess of) net investment income	$(4,452)	$(2,468)	$(115)	$(28)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,996	$16,224	$(3,294)	$(6,681)
Net realized gain (loss)	79,431	337,200	34,625	107,813
Distributions of capital gains received from investment company affiliates	—	1	—	—
Change in net unrealized appreciation/depreciation	2,777	297,373	6,775	79,679

Change in net assets resulting from operations	90,204	650,798	38,106	180,811

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,326)	(1,154)	—	—
From net realized gains	(72,144)	(39,200)	(20,645)	(27,816)
Class B
From net realized gains	(441)	(468)	(176)	(372)
Class C
From net realized gains	(4,673)	(2,540)	(2,503)	(3,356)
Class R2
From net realized gains	(372)	(285)	(2,202)	(3,175)
Class R5
From net investment income	(7,331)	(5,697)	—	—
From net realized gains	(107,883)	(48,030)	—	—
Class R6
From net realized gains	—	—	(30,237)	(27,222)
Institutional Class
From net realized gains	—	—	(20,050)	(26,893)
Select Class
From net investment income	(6,696)	(4,998)	—	—
From net realized gains	(140,920)	(64,468)	(10,568)	(13,777)

Total distributions to shareholders	(341,786)	(166,840)	(86,381)	(102,611)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	277,343	228,662	51,933	147,196

NET ASSETS:
Change in net assets	25,761	712,620	3,658	225,396
Beginning of period	3,409,445	2,696,825	1,157,314	931,918

End of period	$3,435,206	$3,409,445	$1,160,972	$1,157,314

Accumulated undistributed (distributions in excess of) net investment income	$237	$7,594	$(7,374)	$(4,080)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,952	$8,145	$713	$543
Net realized gain (loss)	30,310	93,483	14,172	16,977
Change in net unrealized appreciation/depreciation	(23,330)	129,626	12,003	56,837

Change in net assets resulting from operations	13,932	231,254	26,888	74,357

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,994)	(1,828)	—	(72)
From net realized gains	(24,585)	(10,944)	(5,065)	(1,746)
Class B
From net investment income	(7)	(8)	—	—
From net realized gains	(142)	(101)	—	—
Class C
From net investment income	(146)	(123)	—	—
From net realized gains	(2,788)	(1,424)	(879)	(246)
Class R2
From net investment income	(145)	(82)	—	(6)
From net realized gains	(2,245)	(741)	(339)	(98)
Class R5
From net investment income	(439)	(467)	—	—
From net realized gains	(3,945)	(1,547)	—	—
Class R6
From net investment income	(2,693)	(2,662)	(152)	(146)
From net realized gains	(23,274)	(8,043)	(1,577)	(738)
Institutional Class
From net investment income	—	—	(689)	(275)
From net realized gains	—	—	(8,505)	(1,543)
Select Class
From net investment income	(1,917)	(2,226)	(184)	(207)
From net realized gains	(19,170)	(8,523)	(5,885)	(2,006)

Total distributions to shareholders	(83,490)	(38,719)	(23,275)	(7,083)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	133,601	468,137	135,228	341,780

NET ASSETS:
Change in net assets	64,043	660,672	138,841	409,054
Beginning of period	1,559,154	898,482	581,763	172,709

End of period	$1,623,197	$1,559,154	$720,604	$581,763

Accumulated undistributed (distributions in excess of) net investment income	$(107)	$282	$(58)	$254

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,274	$23,934	$—	$—
Distributions reinvested	4,072	5,262	—	—
Cost of shares redeemed	(22,061)	(26,472)	—	—

Change in net assets resulting from Class A capital transactions	$(11,715)	$2,724	$—	$—

Class B
Proceeds from shares issued	$5	$23	$—	$—
Distributions reinvested	33	66	—	—
Cost of shares redeemed	(124)	(427)	—	—

Change in net assets resulting from Class B capital transactions	$(86)	$(338)	$—	$—

Class C
Proceeds from shares issued	$8,447	$19,447	$—	$—
Distributions reinvested	515	655	—	—
Cost of shares redeemed	(10,176)	(22,674)	—	—

Change in net assets resulting from Class C capital transactions	$(1,214)	$(2,572)	$—	$—

Select Class
Proceeds from shares issued	$73,621	$149,852	$57,084	$99,370
Distributions reinvested	32,251	30,591	69,335	31,856
Cost of shares redeemed	(87,018)	(190,224)	(52,737)	(72,007)

Change in net assets resulting from Select Class capital transactions	$18,854	$(9,781)	$73,682	$59,219

Total change in net assets resulting from capital transactions	$5,839	$(9,967)	$73,682	$59,219

SHARE TRANSACTIONS:
Class A
Issued	265	944	—	—
Reinvested	179	218	—	—
Redeemed	(923)	(1,048)	—	—

Change in Class A Shares	(479)	114	—	—

Class B
Issued	— (a)	1	—	—
Reinvested	1	3	—	—
Redeemed	(5)	(19)	—	—

Change in Class B Shares	(4)	(15)	—	—

Class C
Issued	423	893	—	—
Reinvested	27	32	—	—
Redeemed	(492)	(1,034)	—	—

Change in Class C Shares	(42)	(109)	—	—

Select Class
Issued	2,848	5,539	990	1,841
Reinvested	1,306	1,176	1,342	602
Redeemed	(3,393)	(6,999)	(936)	(1,319)

Change in Select Class Shares	761	(284)	1,396	1,124

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,898	$143,105	$20,025	$86,559
Distributions reinvested	66,061	36,174	19,785	26,847
Cost of shares redeemed	(102,373)	(247,996)	(52,749)	(100,660)

Change in net assets resulting from Class A capital transactions	$11,586	$(68,717)	$(12,939)	$12,746

Class B
Proceeds from shares issued	$54	$109	$12	$108
Distributions reinvested	405	440	165	299
Cost of shares redeemed	(2,062)	(4,393)	(370)	(1,534)

Change in net assets resulting from Class B capital transactions	$(1,603)	$(3,844)	$(193)	$(1,127)

Class C
Proceeds from shares issued	$1,119	$1,754	$972	$3,615
Distributions reinvested	3,928	2,078	2,095	2,792
Cost of shares redeemed	(4,168)	(6,514)	(3,414)	(5,082)

Change in net assets resulting from Class C capital transactions	$879	$(2,682)	$(347)	$1,325

Class R2
Proceeds from shares issued	$431	$1,876	$1,663	$9,894
Distributions reinvested	267	169	2,147	3,015
Cost of shares redeemed	(700)	(3,854)	(5,730)	(10,303)

Change in net assets resulting from Class R2 capital transactions	$(2)	$(1,809)	$(1,920)	$2,606

Class R5
Proceeds from shares issued	$89,745	$341,675	$—	$—
Distributions reinvested	108,316	50,412	—	—
Cost of shares redeemed	(128,980)	(187,973)	—	—

Change in net assets resulting from Class R5 capital transactions	$69,081	$204,114	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$76,255	$107,896
Distributions reinvested	—	—	30,237	27,222
Cost of shares redeemed	—	—	(22,002)	(52,030)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$84,490	$83,088

Institutional Class
Proceeds from shares issued	$—	$—	$33,498	$127,596
Distributions reinvested	—	—	18,418	24,325
Cost of shares redeemed	—	—	(65,719)	(97,844)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(13,803)	$54,077

Select Class
Proceeds from shares issued	$205,777	$436,244	$19,099	$51,702
Distributions reinvested	136,721	63,813	9,680	12,567
Cost of shares redeemed	(145,096)	(398,457)	(32,134)	(69,788)

Change in net assets resulting from Select Class capital transactions	$197,402	$101,600	$(3,355)	$(5,519)

Total change in net assets resulting from capital transactions	$277,343	$228,662	$51,933	$147,196

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,078	3,257	1,491	6,045
Reinvested	1,602	848	1,564	2,002
Redeemed	(2,282)	(5,680)	(3,933)	(7,045)

Change in Class A Shares	398	(1,575)	(878)	1,002

Class B
Issued	2	3	1	11
Reinvested	12	13	17	29
Redeemed	(56)	(121)	(35)	(139)

Change in Class B Shares	(42)	(105)	(17)	(99)

Class C
Issued	34	49	93	311
Reinvested	120	60	208	255
Redeemed	(115)	(180)	(316)	(437)

Change in Class C Shares	39	(71)	(15)	129

Class R2
Issued	10	44	125	698
Reinvested	7	4	173	229
Redeemed	(16)	(88)	(430)	(729)

Change in Class R2 Shares	1	(40)	(132)	198

Class R5
Issued	1,798	7,041	—	—
Reinvested	2,321	1,058	—	—
Redeemed	(2,576)	(3,834)	—	—

Change in Class R5 Shares	1,543	4,265	—	—

Class R6
Issued	—	—	5,232	7,124
Reinvested	—	—	2,169	1,867
Redeemed	—	—	(1,496)	(3,418)

Change in Class R6 Shares	—	—	5,905	5,573

Institutional Class
Issued	—	—	2,293	8,158
Reinvested	—	—	1,328	1,674
Redeemed	—	—	(4,463)	(6,418)

Change in Institutional Class Shares	—	—	(842)	3,414

Select Class
Issued	4,089	9,006	1,331	3,395
Reinvested	2,941	1,344	711	879
Redeemed	(2,908)	(8,177)	(2,220)	(4,528)

Change in Select Class Shares	4,122	2,173	(178)	(254)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$79,195	$249,050	$50,906	$95,000
Distributions reinvested	24,983	12,217	4,623	1,637
Cost of shares redeemed	(86,061)	(142,413)	(22,677)	(35,876)

Change in net assets resulting from Class A capital transactions	$18,117	$118,854	$32,852	$60,761

Class B
Proceeds from shares issued	$34	$11	$—	$—
Distributions reinvested	146	106	—	—
Cost of shares redeemed	(535)	(1,364)	—	—

Change in net assets resulting from Class B capital transactions	$(355)	$(1,247)	$—	$—

Class C
Proceeds from shares issued	$3,179	$13,317	$7,033	$15,087
Distributions reinvested	2,601	1,374	772	203
Cost of shares redeemed	(5,762)	(10,049)	(2,548)	(2,232)

Change in net assets resulting from Class C capital transactions	$18	$4,642	$5,257	$13,058

Class R2
Proceeds from shares issued	$8,132	$35,618	$3,120	$7,974
Distributions reinvested	2,200	734	335	104
Cost of shares redeemed	(7,998)	(8,241)	(2,393)	(979)

Change in net assets resulting from Class R2 capital transactions	$2,334	$28,111	$1,062	$7,099

Class R5
Proceeds from shares issued	$20,089	$75,057	$—	$—
Distributions reinvested	3,921	987	—	—
Cost of shares redeemed	(12,704)	(38,175)	—	—

Change in net assets resulting from Class R5 capital transactions	$11,306	$37,869	$—	$—

Class R6
Proceeds from shares issued	$76,226	$220,005	$9,403	$30,227
Distributions reinvested	25,967	10,705	1,450	884
Cost of shares redeemed	(23,401)	(35,099)	(6,732)	(9,167)

Change in net assets resulting from Class R6 capital transactions	$78,792	$195,611	$4,121	$21,944

Institutional Class
Proceeds from shares issued	$—	$—	$72,978	$200,414
Distributions reinvested	—	—	8,769	1,623
Cost of shares redeemed	—	—	(21,857)	(34,113)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$59,890	$167,924

Select Class
Proceeds from shares issued	$75,609	$180,916	$43,103	$99,637
Distributions reinvested	18,849	9,746	5,585	1,883
Cost of shares redeemed	(71,069)	(106,365)	(16,642)	(30,526)

Change in net assets resulting from Select Class capital transactions	$23,389	$84,297	$32,046	$70,994

Total change in net assets resulting from capital transactions	$133,601	$468,137	$135,228	$341,780

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,972	9,457	3,231	6,312
Reinvested	982	470	298	111
Redeemed	(3,211)	(5,425)	(1,437)	(2,385)

Change in Class A Shares	743	4,502	2,092	4,038

Class B
Issued	1	1	—	—
Reinvested	7	5	—	—
Redeemed	(23)	(60)	—	—

Change in Class B Shares	(15)	(54)	—	—

Class C
Issued	139	584	456	1,017
Reinvested	120	61	51	14
Redeemed	(251)	(441)	(165)	(150)

Change in Class C Shares	8	204	342	881

Class R2
Issued	309	1,353	198	532
Reinvested	87	28	22	7
Redeemed	(302)	(312)	(150)	(65)

Change in Class R2 Shares	94	1,069	70	474

Class R5
Issued	719	2,744	—	—
Reinvested	147	36	—	—
Redeemed	(453)	(1,358)	—	—

Change in Class R5 Shares	413	1,422	—	—

Class R6
Issued	2,718	8,000	585	2,006
Reinvested	970	390	92	58
Redeemed	(831)	(1,270)	(419)	(594)

Change in Class R6 Shares	2,857	7,120	258	1,470

Institutional Class
Issued	—	—	4,520	12,964
Reinvested	—	—	554	107
Redeemed	—	—	(1,366)	(2,213)

Change in Institutional Class Shares	—	—	3,708	10,858

Select Class
Issued	2,751	6,600	2,680	6,536
Reinvested	705	356	354	125
Redeemed	(2,559)	(3,845)	(1,036)	(1,971)

Change in Select Class Shares	897	3,111	1,998	4,690

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$25.11	$(0.11	)(f)	$0.78	$0.67	$(2.04)
Year Ended June 30, 2014	23.10	(0.24	)(f)	4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(f)(g)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)(h)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(f)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(f)	2.04	1.91	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	21.67	(0.14	)(f)	0.65	0.51	(2.04)
Year Ended June 30, 2014	20.29	(0.32	)(f)	3.89	3.57	(2.19)
Year Ended June 30, 2013	16.71	(0.22	)(f)(g)	4.56	4.34	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(f)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(f)	1.83	1.64	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	21.61	(0.14	)(f)	0.66	0.52	(2.04)
Year Ended June 30, 2014	20.25	(0.32	)(f)	3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(f)(g)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(f)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(f)	1.83	1.64	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	27.08	(0.08	)(f)	0.85	0.77	(2.04)
Year Ended June 30, 2014	24.70	(0.19	)(f)	4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(f)(g)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)(h)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(f)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(f)	2.14	2.06	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27), $(0.27) and $(0.14) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.53)%, (1.51)% and (0.64)% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.74	3.04%	$70,889	1.25%	(0.86)%		1.46%	26%
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(g)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120

20.14	2.78	405	1.75	(1.37)		1.95	26
21.67	18.00	521	1.84	(1.46)		1.88	65
20.29	26.97	793	1.94	(1.22	)(g)	1.95	65
16.71	(7.22)	1,055	1.97	(1.21	)(h)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120

20.09	2.84	50,706	1.75	(1.36)		2.01	26
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(g)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120

25.81	3.19	417,139	1.00	(0.61)		1.16	26
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(g)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2014 (Unaudited)	$58.70	$0.10		$1.61	$1.71	$(0.10)	$(5.99)	$(6.09)
Year Ended June 30, 2014	48.11	0.15	(f)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(g)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(h)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$54.32	3.47%	$726,636	0.78%	0.37%		1.10%	27%
58.70	28.95	703,307	0.79	0.28	(f)	1.12	51
48.11	29.50	522,295	0.79	0.84	(g)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(h)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$46.56	$0.04	(f)(g)	$0.97	$1.01	$(0.08)	$(4.86)	$(4.94)
Year Ended June 30, 2014	39.94	0.10	(f)(h)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(f)(i)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(f)	3.94	3.99	(0.04)	—	(0.04)

Class B
Six Months Ended December 31, 2014 (Unaudited)	38.08	(0.08	)(f)(g)	0.78	0.70	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.16	(0.09	)(f)(h)	7.39	7.30	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.51	0.09	(f)(i)	6.17	6.26	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(f)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(f)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(f)	3.41	3.33	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	37.96	(0.06	)(f)(g)	0.75	0.69	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(f)(h)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(f)(i)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(f)	3.41	3.33	—	—	—

Class R2
Six Months Ended December 31, 2014 (Unaudited)	45.99	(0.02	)(f)(g)	0.96	0.94	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(f)(h)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(f)(i)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(f)	3.92	3.88	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.13), $(0.10), $(0.08), $0.11 and $0.07 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.06)%, (0.65)%, (0.56)%, (0.32)%, 0.45% and 0.27% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.58)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$42.63	2.56%	$693,617	1.29%	0.19	%(g)	1.39%	13%
46.56	23.27	738,967	1.29	0.23	(h)	1.37	30
39.94	23.11	696,784	1.29	0.78	(i)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44

33.92	2.31	3,455	1.79	(0.40	)(g)	1.89	13
38.08	22.67	5,469	1.78	(0.26	)(h)	1.87	30
33.16	22.51	8,264	1.79	0.28	(i)	1.88	25
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44

33.79	2.29	36,750	1.79	(0.31	)(g)	1.88	13
37.96	22.67	39,824	1.79	(0.26	)(h)	1.87	30
33.06	22.50	37,039	1.79	0.28	(i)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44

42.07	2.44	3,580	1.54	(0.07	)(g)	1.69	13
45.99	22.95	3,883	1.54	(0.02	)(h)	1.62	30
39.52	22.80	4,909	1.54	0.53	(i)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund (Continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$51.88	$0.17	(f)(g)	$1.11	$1.28	$(0.30)	$(4.86)	$(5.16)
Year Ended June 30, 2014	44.21	0.36	(f)(h)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(f)(i)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(f)	4.27	4.46	(0.14)	—	(0.14)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	51.78	0.13	(f)(g)	1.10	1.23	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(f)(h)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(f)(i)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(f)	4.27	4.40	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.13), $(0.10), $(0.08), $0.11 and $0.07 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.06)%, (0.65)%, (0.56)%, (0.32)%, 0.45% and 0.27% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.58)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$48.00	2.82%	$1,163,640	0.79%	0.70	%(g)	0.91%	13%
51.88	23.90	1,177,534	0.79	0.73	(h)	0.92	30
44.21	23.71	814,942	0.79	1.25	(i)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44

47.94	2.73	1,534,164	0.99	0.52	(g)	1.14	13
51.78	23.65	1,443,768	0.99	0.53	(h)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(i)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$13.96	$(0.06	)(f)	$0.45	$0.39	$(1.12)
Year Ended June 30, 2014	13.00	(0.12	)(f)	2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)(g)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	10.75	(0.07	)(f)	0.33	0.26	(1.12)
Year Ended June 30, 2014	10.35	(0.15	)(f)	1.99	1.84	(1.44)
Year Ended June 30, 2013	9.10	(0.10	)(f)(g)	2.36	2.26	(1.01)
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	11.36	(0.08	)(f)	0.36	0.28	(1.12)
Year Ended June 30, 2014	10.87	(0.16	)(f)	2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)(g)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—

Class R2
Six Months Ended December 31, 2014 (Unaudited)	13.73	(0.07	)(f)	0.44	0.37	(1.12)
Year Ended June 30, 2014	12.84	(0.16	)(f)	2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)(g)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.23	3.14%	$256,069	1.25%	(0.87)%		1.40%	26%
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(g)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(h)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83

9.89	2.87	1,723	1.75	(1.37)		1.89	26
10.75	18.34	2,048	1.75	(1.37)		1.87	58
10.35	27.32	3,005	1.74	(1.01	)(g)	1.92	60
9.10	(7.00)	3,690	1.75	(0.97	)(h)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83

10.52	2.88	25,807	1.75	(1.37)		1.88	26
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(h)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83

12.98	3.05	27,702	1.50	(1.12)		1.70	26
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(h)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund (Continued)
Class R6
Six Months Ended December 31, 2014 (Unaudited)	$15.23	$(0.03	)(f)	$0.50	$0.47	$(1.12)
Year Ended June 30, 2014	14.00	(0.06	)(f)	2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(g)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(g)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	15.17	(0.03	)(f)	0.49	0.46	(1.12)
Year Ended June 30, 2014	13.96	(0.07	)(f)	2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)(g)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(h)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(f)	1.63	1.60	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	14.91	(0.04	)(f)	0.48	0.44	(1.12)
Year Ended June 30, 2014	13.77	(0.09	)(f)	2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)(g)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(h)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(f)	1.61	1.57	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.58	3.41%	$425,988	0.75%		(0.36)%		0.83%	26%
15.23	19.55	355,032	0.75		(0.36)		0.87	58
14.00	28.63	248,415	0.75		—	(g)(k)	0.92	60
11.85	(6.14)	200,960	0.75		0.02	(h)	0.94	58
12.88	16.88	83,457	0.74	(i)	(0.24	)(i)	0.88	79

14.51	3.36	276,752	0.85		(0.47)		0.96	26
15.17	19.46	302,087	0.85		(0.46)		0.97	58
13.96	28.39	230,458	0.85		(0.11	)(g)	1.02	60
11.84	(6.15)	226,834	0.85		(0.06	)(h)	1.04	58
12.87	47.42	207,977	0.85		(0.32)		1.00	79
8.73	22.44	146,161	0.85		(0.31)		1.04	83

14.23	3.28	146,931	1.00		(0.62)		1.15	26
14.91	19.20	156,585	1.00		(0.62)		1.12	58
13.77	28.30	148,078	1.00		(0.25	)(g)	1.17	60
11.70	(6.29)	123,887	1.00		(0.21	)(h)	1.19	58
12.74	47.28	128,617	0.99		(0.47)		1.14	79
8.65	22.18	100,499	1.00		(0.46)		1.19	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$27.98	$0.10	(f)(g)	$(0.04)	$0.06	$(0.10)	$(1.34)	$(1.44)
Year Ended June 30, 2014	23.77	0.12	(f)(h)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(f)(i)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(f)	3.06	3.15	(0.08)	—	(0.08)

Class B
Six Months Ended December 31, 2014 (Unaudited)	24.43	0.01	(f)(g)	(0.03)	(0.02)	(0.06)	(1.34)	(1.40)
Year Ended June 30, 2014	20.92	(0.04	)(f)(h)	4.27	4.23	(0.05)	(0.67)	(0.72)
Year Ended June 30, 2013	16.55	0.06	(f)(i)	4.44	4.50	(0.13)	—	(0.13)
Year Ended June 30, 2012	16.78	0.02	(f)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(f)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(f)(j)	2.72	2.72	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2014 (Unaudited)	24.19	0.01	(f)(g)	(0.03)	(0.02)	(0.07)	(1.34)	(1.41)
Year Ended June 30, 2014	20.73	(0.03	)(f)(h)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(f)(i)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(f)(j)	2.70	2.70	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	27.83	0.06	(f)(g)	(0.03)	0.03	(0.08)	(1.34)	(1.42)
Year Ended June 30, 2014	23.67	0.07	(f)(h)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(f)(i)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(f)	3.06	3.12	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.02), $(0.01), $0.04, $0.12, $0.14 and $0.11 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.52%, (0.14)%, (0.11)%, 0.26%, 0.88%, 0.96% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.21)%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$26.60	0.49%	$511,291	1.25%	0.71	%(g)	1.42%	15%
27.98	21.24	516,950	1.24	0.46	(h)	1.40	40
23.77	28.08	332,177	1.24	0.98	(i)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50

23.01	0.22	2,553	1.86	0.05	(g)	1.92	15
24.43	20.50	3,071	1.83	(0.15	)(h)	1.89	40
20.92	27.27	3,762	1.85	0.34	(i)	1.89	38
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50

22.76	0.20	49,967	1.86	0.08	(g)	1.91	15
24.19	20.45	52,909	1.84	(0.15	)(h)	1.89	40
20.73	27.35	41,108	1.85	0.34	(i)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50

26.44	0.36	48,050	1.50	0.45	(g)	1.70	15
27.83	20.95	47,939	1.49	0.25	(h)	1.66	40
23.67	27.79	15,500	1.49	0.69	(i)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund (Continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$29.31	$0.15	(f)(g)	$(0.03)	$0.12	$(0.14)	$(1.34)	$(1.48)
Year Ended June 30, 2014	24.85	0.23	(f)(h)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(f)(i)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(f)	3.19	3.34	(0.13)	—	(0.13)

Class R6 (k)
Six Months Ended December 31, 2014 (Unaudited)	29.33	0.16	(f)(g)	(0.03)	0.13	(0.15)	(1.34)	(1.49)
Year Ended June 30, 2014	24.87	0.24	(f)(h)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(f)(i)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(f)	3.19	3.34	(0.14)	—	(0.14)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	29.31	0.14	(f)(g)	(0.03)	0.11	(0.13)	(1.34)	(1.47)
Year Ended June 30, 2014	24.86	0.20	(f)(h)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(f)(i)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(f)	3.20	3.33	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.02), $(0.01), $0.04, $0.12, $0.14 and $0.11 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.52%, (0.14)%, (0.11)%, 0.26%, 0.88%, 0.96% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.21)%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.95	0.68%	$87,607	0.91%	1.07	%(g)	0.95%	15%
29.31	21.67	79,792	0.90	0.85	(h)	0.95	40
24.85	28.53	32,304	0.90	1.28	(i)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50

27.97	0.71	512,599	0.83	1.15	(g)	0.86	15
29.33	21.71	453,645	0.85	0.87	(h)	0.90	40
24.87	28.62	207,613	0.85	1.32	(i)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50

27.95	0.64	411,130	1.00	0.96	(g)	1.16	15
29.31	21.52	404,848	0.99	0.71	(h)	1.15	40
24.86	28.47	266,018	0.99	1.19	(i)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$16.25	$—	(f)(g)(k)	$0.53		$0.53	$—	$(0.54)	$(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(f)(h)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(i)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(j)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(k)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2014 (Unaudited)	15.86	(0.04	)(f)(g)	0.52		0.48	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(f)(h)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(i)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(j)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	16.12	(0.02	)(f)(g)	0.52		0.50	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(f)(h)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(i)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (l) through June 30, 2012	9.02	—	(f)(k)	1.27	(j)	1.27	(0.04)	—	(0.04)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	16.52	0.04	(f)(g)	0.54		0.58	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(f)(h)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(i)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011(l) through June 30, 2012	9.13	0.05	(f)	1.29		1.34	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.05), $(0.03), $0.03, $0.03 and $0.01 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.13)%, (0.63)%, (0.38)%, 0.37%, 0.31% and 0.12% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(j)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(k)	Amount rounds to less than $0.01.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.24	3.39%		$160,777	1.25%	(0.02	)%(g)	1.35%	22%
16.25	25.86		126,858	1.25	(0.08	)(h)	1.34	51
13.17	28.54		49,607	1.25	0.31	(i)	1.43	54
10.31	(2.92	)(j)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48
7.79	27.48		576	1.26	0.06		1.67	56

15.80	3.16		27,853	1.75	(0.52	)(g)	1.85	22
15.86	25.27		22,539	1.75	(0.57	)(h)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(i)	1.93	54
10.14	(3.43	)(j)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48
7.71	26.81		381	1.76	(0.44)		2.18	56

16.08	3.23		10,895	1.50	(0.27	)(g)	1.61	22
16.12	25.66		9,785	1.50	(0.32	)(h)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(i)	1.65	54
10.25	14.17	(j)	57	1.51	0.02		1.91	74

16.51	3.64		49,853	0.75	0.48	(g)	0.80	22
16.52	26.54		45,604	0.75	0.42	(h)	0.84	51
13.35	29.17		17,232	0.75	0.95	(i)	0.97	54
10.43	14.77	(j)	12,959	0.75	0.70		1.08	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund (continued)
Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	$16.51	$0.03	(f)(g)	$0.55		$0.58	$(0.04)	$(0.54)	$(0.58)
Year Ended June 30, 2014	13.35	0.06	(f)(h)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(i)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(j)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	16.53	0.02	(f)(g)	0.55		0.57	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(f)(h)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(i)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(j)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.05), $(0.03), $0.03, $0.03 and $0.01 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.13)%, (0.63)%, (0.38)%, 0.37%, 0.31% and 0.12% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(j)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(k)	Amount rounds to less than $0.01.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.51	3.65%		$277,849	0.82%	0.42	%(g)	0.92%	22%
16.51	26.42		216,698	0.82	0.39	(h)	0.94	51
13.35	29.08		30,226	0.82	0.79	(i)	1.05	54
10.43	(2.59	)(j)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48
7.84	27.78		10,729	0.83	0.48		1.30	56

16.54	3.56		193,377	1.00	0.23	(g)	1.09	22
16.53	26.21		160,279	1.00	0.17	(h)	1.09	51
13.37	28.81		66,928	1.00	0.64	(i)	1.21	54
10.45	(2.60	)(j)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48
7.86	27.61		24,229	1.01	0.30		1.45	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds, (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$539,845	$—	$—	$539,845

Small Cap Core Fund
Investments in Securities
Common Stocks
Consumer Discretionary	$94,545	$—	$—	$94,545
Consumer Staples	30,692	—	—	30,692
Energy	28,862	—	—	28,862
Financials	164,800	—	—	164,800
Health Care	102,653	—	168	102,821
Industrials	109,398	—	—	109,398
Information Technology	125,190	—	—	125,190
Materials	24,259	—	—	24,259
Telecommunication Services	10,202	—	—	10,202
Utilities	24,091	—	—	24,091

Total Common Stocks	714,692	—	168	714,860

Short-Term Investment
Investment Company	$10,650	$—	$—	$10,650

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Warrant
Financials	$—	$—	$—	(b)	$—	(b)

Total Investments in Securities	$725,342	$—	$168		$725,510

Appreciation in Other Financial Instruments
Futures Contracts	$442	$—	$—		$442

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$3,450,281	$—	$—		$3,450,281

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,163,010	$—	$—		$1,163,010

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$159,668	$—	$—		$159,668
Consumer Staples	60,850	—	—		60,850
Energy	69,705	—	—		69,705
Financials	616,856	—	—		616,856
Health Care	84,059	—	—		84,059
Industrials	232,028	—	—		232,028
Information Technology	172,493	—	—		172,493
Materials	61,905	—	—		61,905
Telecommunication Services	10,497	—	—		10,497
Utilities	103,307	—	—		103,307

Total Common Stocks	1,571,368	—	—		1,571,368

Short-Term Investment
Investment Company	$50,839	$—	$—		$50,839
Warrant
Financials	—	—	—	(b)	—	(b)

Total Investments in Securities	$1,622,207	$—	$—	(b)	$1,622,207

Appreciation in Other Financial Instruments
Futures Contracts	$1,462	$—	$—		$1,462

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$94,977	$—	$—		$94,977
Consumer Staples	35,083	—	—		35,083
Energy	28,408	—	—		28,408
Financials	156,594	—	—		156,594
Health Care	106,421	—	—	(b)	106,421
Industrials	94,907	—	—		94,907
Information Technology	131,662	—	—		131,662
Materials	21,232	—	—		21,232
Telecommunication Services	5,901	—	—		5,901
Utilities	22,268	—	—		22,268

Total Common Stocks	697,453	—	—	(b)	697,453

Short-Term Investment
Investment Company	$34,245	$—	$—		$34,245
Warrant
Financials	—	—	—	(b)	—	(b)

Total Investments in Securities	$731,698	$—	$—	(b)	$731,698

Appreciation in Other Financial Instruments
Futures Contracts	$717	$—	$—		$717

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of December 31, 2014 (amounts in thousands):

	Value		Percentage
Small Cap Core Fund	$168		—	(b)
Small Cap Value Fund	—	(a)	—
U.S. Small Company Fund	—	(a)	—

(a)	Value is zero.
(b)	Amount rounds to less than 0.1%.

C. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded in the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded in the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$12,990	$49,402	$22,590
Ending Notional Balance Long	11,647	52,230	19,571

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$—	(a)	$—
Small Cap Equity Fund	2		2
Small Cap Growth Fund	2		1
Small Cap Value Fund	12		—	(a)
U.S. Small Company Fund	6		—	(a)

(a)	Amount rounds to less than $1,000.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25	%*	1.75	%*	1.75	%*	n/a	n/a	n/a	n/a	1.00	%*
Small Cap Core Fund	n/a		n/a		n/a		n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30		1.80		1.80		1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25		1.75		1.75		1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25		1.86		1.86		1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26		n/a		1.76		1.51	n/a	0.76	0.83	1.01

*	Prior to March 1, 2014, the contractual expense limitations for Dynamic Small Cap Growth Fund were 1.50%, 2.10%, 2.10% and 1.10% for Class A, Class B, Class C and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$298	$150	$39	$487	$5
Small Cap Core Fund	699	290	136	1,125	—
Small Cap Equity Fund	790	499	713	2,002	—
Small Cap Growth Fund	284	188	189	661	5
Small Cap Value Fund	122	79	668	869	4
U.S. Small Company Fund	82	51	133	266	—

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$9
Small Cap Core Fund	12
Small Cap Equity Fund	133
Small Cap Growth Fund	16
Small Cap Value Fund	43
U.S. Small Company Fund	23

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, Small Cap Core Fund and U.S. Small Company Fund incurred less than $1,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$139,758	$178,607	$—	$—
Small Cap Core Fund	183,753	183,265	—	915
Small Cap Equity Fund	410,705	474,608	—	—
Small Cap Growth Fund	290,947	314,707	—	—
Small Cap Value Fund	284,210	218,940	—	1,670
U.S. Small Company Fund	255,888	132,889	—	610

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$389,186	$174,736	$24,077	$150,659
Small Cap Core Fund	520,092	232,880	27,462	205,418
Small Cap Equity Fund	2,259,291	1,280,070	89,080	1,190,990
Small Cap Growth Fund	859,912	360,760	57,662	303,098
Small Cap Value Fund	1,312,885	376,949	67,627	309,322
U.S. Small Company Fund	635,164	123,629	27,095	96,534

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund and Small Cap Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	21.5%
Small Cap Value Fund	14.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Small Cap Equity Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

The Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,030.40	$6.40	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,027.80	8.94	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,028.40	8.95	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,031.90	5.12	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Small Cap Core Fund
Select Class
Actual	1,000.00	1,034.70	4.00	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

Small Cap Equity Fund
Class A
Actual	1,000.00	1,025.60	6.59	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class B
Actual	1,000.00	1,023.10	9.13	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,022.90	9.13	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,024.40	$7.86	1.54%
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R5
Actual	1,000.00	1,028.20	4.04	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,027.30	5.06	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,031.40	6.40	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,028.70	8.95	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,028.80	8.95	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,030.50	7.68	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,034.10	3.85	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,033.60	4.36	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,032.80	5.12	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,004.90	6.32	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,002.20	9.39	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	1,002.00	9.39	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class R2
Actual	1,000.00	1,003.60	7.58	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R5
Actual	1,000.00	1,006.80	4.60	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Class R6
Actual	1,000.00	1,007.10	4.20	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,006.40	5.06	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

92	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,033.90	$6.41	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,031.60	8.96	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,032.30	7.68	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,036.40	3.85	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,036.50	4.21	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	1,035.60	5.13	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

94	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the admin-

istrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	95

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the first, third, and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance was in the first, first, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance was in the third, first, and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the first, third, and second quintiles for Class A shares and in the first, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Value Fund’s performance was in the third, second and third quintiles for Class A shares and in the third, first and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the second, first, and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the

96	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	97

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-SC-1214

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2014 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 (“S&P 500”) Index to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index (“S&P 500”) broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time. U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe haven bonds.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, mid cap stocks as measured by the Russell Midcap Index returned 4.18%, outperforming the Russell 2000 Index, which returned 1.65%. The S&P 500 Index returned 6.12%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.69%
Russell 3000 Growth Index	6.10%

Net Assets as of 12/31/2014 (In Thousands)	$4,168,436

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and producer durables sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the energy sectors and its overweight position in the health care sector were leading contributors to relative performance.

Individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Kirby Corp. and Antero Resources Corp. Shares of Apple, a maker of computers and mobile devices, rose on better-than-expected earnings and revenue, driven by sales of its iPhone and other products. Shares of Kirby, a tank and barge operator, fell after the company lowered its quarterly and full-year forecasts for earnings. Shares of Antero Resources, an independent oil and gas exploration and production company, declined amid falling global oil prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc. and Avago Technologies Inc., and its underweight position in Halliburton Co. Shares of Regeneron, a biopharmaceutical company, rose on investor expectations for its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of Avago, a Singapore producer of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips, which are used by telecom operators upgrading their networks to accommodate so-called 4G smartphones. Shares of Halliburton, an oilfield services company not held by the Fund, declined amid falling global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.0%
2.	Facebook, Inc., Class A	3.9
3.	Gilead Sciences, Inc.	3.4
4.	Google, Inc., Class C	3.1
5.	Acuity Brands, Inc.	2.4
6.	MasterCard, Inc., Class A	2.3
7.	Home Depot, Inc. (The)	2.0
8.	CBRE Group, Inc., Class A	2.0
9.	Celgene Corp.	1.8
10.	Affiliated Managers Group, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.0%
Health Care	18.1
Consumer Discretionary	17.7
Industrials	13.4
Financials	9.0
Materials	4.6
Energy	3.6
Consumer Staples	1.2
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		4.69%	9.54%	16.88%	10.59%
With Sales Charge**		(0.81)	3.82	15.62	9.99
CLASS B SHARES	October 29, 1999
Without CDSC		4.38	8.91	16.29	10.07
With CDSC***		(0.62)	3.91	16.07	10.07
CLASS C SHARES	May 1, 2006
Without CDSC		4.37	8.90	16.27	9.97
With CDSC****		3.37	7.90	16.27	9.97
CLASS R5 SHARES	January 8, 2009	4.84	9.87	17.34	10.93
CLASS R6 SHARES	December 23, 2013	4.83	9.94	17.36	10.94
SELECT CLASS SHARES	May 1, 2006	4.74	9.66	17.10	10.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 7, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6

Shares prior to its inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.22%
Russell Midcap Index	4.18%

Net Assets as of 12/31/2014 (In Thousands)	$3,075,048

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the materials & processing sector and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Sherwin-Williams Co. and Delta Air Lines Inc. and its underweight position in Noble Energy Inc. Shares of Sherwin Williams, a manufacturer and retailer of paints and coatings, rose after the company increased its forecast for revenue and earnings. Shares of Delta Air Lines rose on overall improvement in the air line industry amid strong consumer spending and falling fuel prices. Shares of Noble Energy, an independent oil and natural exploration and production company not held by the Fund, fell after the company’s earnings fell below analysts’ estimates amid weakening global oil prices.

Leading individual detractors from relative performance included the Fund’s overweight positions in Laredo Petroleum Holdings Inc., Southwestern Energy Co. and Kirby Corp. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company, fell amid a decline in global oil prices. Shares of Southwestern Energy, an independent oil and natural gas exploration and production company, fell after the company lowered its cash flow forecast amid falling global oil prices. Shares of Kirby, a tank and barge operator, fell after the company lowered its quarter and full-year forecasts for earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	1.4%
2.	Amphenol Corp., Class A	1.4
3.	Carlisle Cos., Inc.	1.3
4.	Humana, Inc.	1.3
5.	Acuity Brands, Inc.	1.2
6.	Fortune Brands Home & Security, Inc.	1.1
7.	Mohawk Industries, Inc.	1.1
8.	CBRE Group, Inc., Class A	1.1
9.	Illumina, Inc.	1.1
10.	Affiliated Managers Group, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.2%
Consumer Discretionary	19.0
Information Technology	16.5
Industrials	13.1
Health Care	10.7
Utilities	4.7
Materials	4.6
Consumer Staples	4.0
Energy	4.0
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		4.04%	12.48%	16.89%	9.48%
With Sales Charge**		(1.43)	6.58	15.63	8.89
CLASS C SHARES	November 2, 2009
Without CDSC		3.77	11.92	16.31	9.20
With CDSC***		2.77	10.92	16.31	9.20
CLASS R2 SHARES	March 14, 2014	3.92	12.27	16.84	9.46
CLASS R5 SHARES	March 14, 2014	4.27	12.96	17.31	9.68
CLASS R6 SHARES	March 14, 2014	4.29	12.99	17.32	9.69
SELECT CLASS SHARES	January 1, 1997	4.22	12.86	17.29	9.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares. Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.12%
Russell Midcap Growth Index	5.07%

Net Assets as of 12/31/2014 (In Thousands)	$2,369,846

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while security selection in the technology sector and the materials & processing sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included Laredo Petroleum Holdings Inc., Kirby Corp. and Concho Resources Inc. Shares of both Laredo Petroleum and Concho Resoiurces, independent oil and natural gas exploration and production companies, fell amid a decline in global oil prices. Shares of Kirby, a tank and barge operator, fell after the company lowered its quarter and full-year forecasts for earnings.

Leading individual contributors to relative performance included Delta Air Lines Inc., Avago Technologies Ltd. and Ulta Salon, Cosmetics & Fragrances Inc. Shares of Delta Air Lines, which was not held in the Benchmark, benefitted from improvement in the overall outlook for the airline industry, amid strong consumer spending and falling fuel prices. Shares of Avago, a Singapore producer of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips, which are used by telecom operators upgrading their networks to accommodate so-called 4G smartphones. Shares of Ulta Salon, a cosmetics retail chain, strengthened after the company raised its forecast for earnings and sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.5%
2.	CBRE Group, Inc., Class A	2.1
3.	Illumina, Inc.	2.1
4.	Affiliated Managers Group, Inc.	2.1
5.	Sherwin-Williams Co. (The)	2.1
6.	Delta Air Lines, Inc.	2.0
7.	Alliance Data Systems Corp.	1.8
8.	Michael Kors Holdings Ltd., (Hong Kong)	1.7
9.	Ulta Salon Cosmetics & Fragrance, Inc.	1.7
10.	Amphenol Corp., Class A	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.3%
Consumer Discretionary	20.4
Industrials	16.8
Health Care	14.8
Financials	10.8
Energy	4.2
Materials	3.0
Consumer Staples	2.5
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
1	Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek growth of capital and secondarily, current income by investing primarily in equity securities.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 18, 1992
Without Sales Charge		1.95%	10.64%	16.34%	9.38%
With Sales Charge**		(3.39)	4.85	15.10	8.79
CLASS B SHARES	January 14, 1994
Without CDSC		1.73	10.13	15.77	8.87
With CDSC***		(3.27)	5.13	15.55	8.87
CLASS C SHARES	November 4, 1997
Without CDSC		1.69	10.13	15.77	8.77
With CDSC****		0.69	9.13	15.77	8.77
CLASS R2 SHARES	June 19, 2009	1.88	10.48	16.17	9.21
CLASS R5 SHARES	November 1, 2011	2.18	11.14	16.82	9.74
CLASS R6 SHARES	November 1, 2011	2.25	11.24	16.87	9.76
SELECT CLASS SHARES	March 2, 1989	2.12	11.00	16.71	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.45%
Russell Midcap Value Index	3.25%

Net Assets as of 12/31/2014 (In Thousands)	$15,993,084

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the materials sector and its security selection and overweight position in the consumer discretionary sectors were leading contributors to performance relative to the Benchmark, while the Fund’s underweight positions in the telecommunication services (no holdings) and utilities sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included Sigma-Aldrich Corp., Kroger Co. and PBF Energy Co. Shares of Sigma-Aldrich, a U.S. laboratory supply company, rose on the company’s $17 billion acquisition by German drug and chemical company, Merck KGaA. Shares of Kroger, a supermarket chain not held in the Benchmark, rose on better-than-expected earnings and the company’s revised profit forecast, partly due to acquisitions. Shares of PBF Energy, an independent petroleum refiner, rose on the initial public offering for the company’s PBF Logistics LP unit.

Leading individual detractors from relative performance included Albermarle Corp., Gap Inc. and Xilinx Inc. Shares of Albermarle, a specialty chemicals company, declined on the company’s acquisition of Rockwood Holdings Inc. Shares of Gap, a clothing retailer not held in the Benchmark, fell after the company lowered its earnings forecast. Shares of Xilinx, a semiconductor company not held in the Benchmark, fell on a weak outlook for revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund continued to have an overweight position in consumer discretionary stocks. The Fund’s largest underweight position was in the telecommunication services sector, where it had no holdings during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Kohl’s Corp.	1.6%
2.	Loews Corp.	1.6
3.	Expedia, Inc.	1.6
4.	Cigna Corp.	1.6
5.	Gap, Inc. (The)	1.6
6.	Arrow Electronics, Inc.	1.5
7.	Jack Henry & Associates, Inc.	1.5
8.	Fifth Third Bancorp	1.4
9.	Questar Corp.	1.4
10.	Ameriprise Financial, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.8%
Consumer Discretionary	17.8
Industrials	9.4
Utilities	9.3
Information Technology	8.8
Health Care	6.7
Materials	6.1
Consumer Staples	5.5
Energy	3.8
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		6.20%	14.60%	17.69%	9.47%
With Sales Charge**		0.63	8.59	16.43	8.88
CLASS B SHARES	April 30, 2001
Without CDSC		5.88	13.98	17.08	9.03
With CDSC***		0.88	8.98	16.87	9.03
CLASS C SHARES	April 30, 2001
Without CDSC		5.92	14.02	17.09	8.92
With CDSC****		4.92	13.02	17.09	8.92
CLASS R2 SHARES	November 3, 2008	6.03	14.29	17.38	9.29
INSTITUTIONAL CLASS SHARES	November 13, 1997	6.45	15.14	18.26	10.01
SELECT CLASS SHARES	October 31, 2001	6.30	14.85	17.98	9.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.78%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

Net Assets as of 12/31/14 (In Thousands)	$321,008

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection process produced positive returns in the information technology and health care sectors and negative returns in the energy and telecommunication services sectors.

Individual contributors to Fund returns included short positions in McDermott International Inc. and Transocean Ltd. and a long position in United Therapeutics Corp. Shares of both McDermott International and Transocean, both of which provide engineering and other services to the energy sector, declined amid investor concerns that falling global oil prices will hurt demand for their services. Shares of United Therapeutics, a drug maker, rose following a court ruling that blocked a competitor from selling a generic version of the company’s key hypertension drug.

Individual detractors from Fund returns included its long position in Patterson-UTI Energy Inc. and its short position in Norwegian Cruise Line Holdings Ltd. and Avago Technologies Ltd. Shares of Patterson-UTI, an owner/operator of oil drilling rigs, fell amid a decline in the global price of oil. Shares of Norwegian Cruise Lines, a cruise line operator, rose after the company raised its earnings forecast above analysts’ estimates. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgraded their networks for so-called 4G smartphones.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Express Scripts Holding Co.	1.2%
2.	RLJ Lodging Trust	1.1
3.	Western Digital Corp.	1.1
4.	Sealed Air Corp.	1.1
5.	Stryker Corp.	1.1
6.	Kroger Co. (The)	1.1
7.	AT&T, Inc.	1.1
8.	Pilgrim’s Pride Corp.	1.1
9.	Restaurant Brands International, Inc.	1.1
10.	Hewlett-Packard Co.	1.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	CarMax, Inc.	1.2%
2.	Praxair, Inc.	1.2
3.	Dominion Resources, Inc.	1.2
4.	LinkedIn Corp., Class A	1.2
5.	Estee Lauder Cos., Inc. (The), Class A	1.2
6.	Hain Celestial Group, Inc. (The)	1.1
7.	Charter Communications, Inc., Class A	1.1
8.	McCormick & Co., Inc. (Non-Voting)	1.1
9.	Panera Bread Co., Class A	1.1
10.	CoStar Group, Inc.	1.1

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.6%
Consumer Discretionary	16.3
Industrials	14.0
Health Care	12.3
Consumer Staples	7.3
Financials	4.8
Materials	4.1
Utilities	3.5
Energy	3.0
Telecommunication Services	2.8
Short-Term Investment	6.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	24.0%
Industrials	18.5
Consumer Discretionary	17.8
Health Care	12.0
Consumer Staples	8.3
Financials	5.5
Energy	4.9
Materials	4.2
Utilities	3.3
Telecommunication Services	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		1.61%	1.41%	0.06%	0.82%
With Sales Charge**		(3.73)	(3.91)	(1.02)	0.28
CLASS B SHARES	May 23, 2003
Without CDSC		1.38	0.95	(0.58)	0.22
With CDSC***		(3.62)	(4.05)	(0.99)	0.22
CLASS C SHARES	May 23, 2003
Without CDSC		1.38	0.95	(0.58)	0.12
With CDSC****		0.38	(0.05)	(0.58)	0.12
SELECT CLASS SHARES	May 23, 2003	1.78	1.68	0.31	1.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.48%
Russell 3000 Value Index	4.39%

Net Assets as of 12/31/2014 (In Thousands)	$9,854,695

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection and underweight position in the energy sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its security selection and underweight position in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included its underweight position in Chevron Corp. and its overweight positions in Bed Bath & Beyond and Home Depot Inc. Shares of Chevron, an integrated energy producer not held in the Fund, declined sharply along with the global price of oil. Shares of Bed Bath & Beyond, an operator of retail chains, rose on better-than-expected quarterly revenue and healthy earnings. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, strengthened on better than expected quarterly sales.

Leading individual detractors from relative performance included The Fund’s overweight positions in Southwestern Energy Co. and Dover Corp and its underweight position in Berkshire Hathaway Inc. Shares of Southwestern Energy, an independent oil and natural gas exploration and production company not held in the Benchmark, fell after the company lowered its forecast of cash flow amid falling global oil prices. Shares of Dover, a manufacturer of pumps and compressors, declined on a lower forecast for quarterly earnings. Shares of Berkshire Hathaway, a financial holding company not held by the Fund, rose on the strength of the company’s core insurance and freight rail businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight position continued to be in the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest underweight position was in the energy sector. In addition, the Fund’s relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.3%
2.	Exxon Mobil Corp.	2.6
3.	Pfizer, Inc.	2.1
4.	Johnson & Johnson	2.0
5.	Loews Corp.	1.8
6.	Bank of America Corp.	1.7
7.	DISH Network Corp., Class A	1.6
8.	Capital One Financial Corp.	1.6
9.	Merck & Co., Inc.	1.6
10.	Kohl’s Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.2%
Consumer Discretionary	14.9
Health Care	8.6
Industrials	8.3
Energy	7.1
Utilities	5.8
Information Technology	5.5
Consumer Staples	4.8
Materials	3.6
Telecommunication Services	1.1
Short-Term Investment	8.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2005
Without Sales Charge		5.18%	13.30%	16.48%	9.80%
With Sales Charge**		(0.36)	7.35	15.23	9.20
CLASS C SHARES	February 28, 2005
Without CDSC		4.91	12.70	15.90	9.26
With CDSC***		3.91	11.70	15.90	9.26
INSTITUTIONAL CLASS SHARES	February 28, 2005	5.48	13.87	17.05	10.30
SELECT CLASS SHARES	February 28, 2005	5.31	13.57	16.77	10.08

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 17.7%
	Auto Components — 0.9%
671	BorgWarner, Inc.	36,882

	Automobiles — 2.0%
590	Harley-Davidson, Inc.	38,887
195	Tesla Motors, Inc. (a)	43,281

		82,168

	Hotels, Restaurants & Leisure — 2.2%
1,717	Hilton Worldwide Holdings, Inc. (a)	44,786
576	Starbucks Corp.	47,277

		92,063

	Household Durables — 0.9%
229	Mohawk Industries, Inc. (a)	35,624

	Internet & Catalog Retail — 3.5%
163	Amazon.com, Inc. (a)	50,680
111	Netflix, Inc. (a)	37,782
51	Priceline Group, Inc. (The) (a)	58,151

		146,613

	Specialty Retail — 6.1%
204	Advance Auto Parts, Inc.	32,557
963	GameStop Corp., Class A	32,553
795	Home Depot, Inc. (The)	83,472
475	Ulta Salon Cosmetics & Fragrance, Inc. (a)	60,775
1,339	Urban Outfitters, Inc. (a)	47,036

		256,393

	Textiles, Apparel & Luxury Goods — 2.1%
804	Michael Kors Holdings Ltd., (Hong Kong) (a)	60,395
946	Wolverine World Wide, Inc.	27,888

		88,283

	Total Consumer Discretionary	738,026

	Consumer Staples — 1.2%
	Food & Staples Retailing — 1.2%
1,423	Sprouts Farmers Market, Inc. (a)	48,364

	Energy — 3.6%
	Energy Equipment & Services — 1.5%
260	Dril-Quip, Inc. (a)	19,965
520	Schlumberger Ltd. (m)	44,448

		64,413

	Oil, Gas & Consumable Fuels — 2.1%
486	Antero Resources Corp. (a)	19,734
324	Concho Resources, Inc. (a)	32,309

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
494	Phillips 66	35,441

		87,484

	Total Energy	151,897

	Financials — 9.0%
	Banks — 1.8%
872	East West Bancorp, Inc.	33,759
336	Signature Bank (a)	42,348

		76,107

	Capital Markets — 3.8%
332	Affiliated Managers Group, Inc. (a)	70,485
750	Lazard Ltd., (Bermuda), Class A	37,497
1,368	TD Ameritrade Holding Corp.	48,933

		156,915

	Diversified Financial Services — 0.9%
389	Moody’s Corp.	37,308

	Insurance — 0.5%
381	AmTrust Financial Services, Inc.	21,416

	Real Estate Management & Development — 2.0%
2,389	CBRE Group, Inc., Class A (a)	81,834

	Total Financials	373,580

	Health Care — 18.1%
	Biotechnology — 10.0%
235	Alexion Pharmaceuticals, Inc. (a)	43,464
181	Biogen Idec, Inc. (a)	61,542
671	Celgene Corp. (a)	75,092
1,502	Gilead Sciences, Inc. (a)	141,578
149	Regeneron Pharmaceuticals, Inc. (a)	61,127
287	Vertex Pharmaceuticals, Inc. (a)	34,096

		416,899

	Health Care Equipment & Supplies — 0.6%
1,566	Novadaq Technologies, Inc., (Canada) (a)	26,032

	Health Care Providers & Services — 2.6%
750	Acadia Healthcare Co., Inc. (a)	45,901
608	UnitedHealth Group, Inc.	61,412

		107,313

	Health Care Technology — 0.6%
924	Veeva Systems, Inc., Class A (a)	24,398

	Life Sciences Tools & Services — 2.2%
759	Fluidigm Corp. (a)	25,584
360	Illumina, Inc. (a)	66,357

		91,941

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — 2.1%
1,552	Nektar Therapeutics (a)	24,059
451	Valeant Pharmaceuticals International, Inc. (a)	64,571

		88,630

	Total Health Care	755,213

	Industrials — 13.4%
	Airlines — 1.3%
1,107	Delta Air Lines, Inc.	54,468

	Building Products — 2.2%
1,264	Fortune Brands Home & Security, Inc.	57,203
768	Trex Co., Inc. (a)	32,706

		89,909

	Electrical Equipment — 2.4%
715	Acuity Brands, Inc.	100,122

	Industrial Conglomerates — 1.5%
694	Carlisle Cos., Inc.	62,636

	Machinery — 1.5%
605	Pall Corp.	61,232

	Marine — 0.7%
344	Kirby Corp. (a)	27,783

	Road & Rail — 1.9%
149	Canadian Pacific Railway Ltd., (Canada)	28,740
677	Old Dominion Freight Line, Inc. (a)	52,527

		81,267

	Trading Companies & Distributors — 1.9%
2,098	HD Supply Holdings, Inc. (a)	61,855
565	Rush Enterprises, Inc., Class A (a)	18,108

		79,963

	Total Industrials	557,380

	Information Technology — 28.9%
	Communications Equipment — 1.5%
1,511	Ciena Corp. (a)	29,327
266	Palo Alto Networks, Inc. (a)	32,640

		61,967

	Electronic Equipment, Instruments & Components — 1.1%
838	Amphenol Corp., Class A	45,087

	Internet Software & Services — 9.1%
214	CoStar Group, Inc. (a)	39,260
1,024	Dealertrack Technologies, Inc. (a)	45,391
2,092	Facebook, Inc., Class A (a)	163,249
247	Google, Inc., Class C (a)	130,232

		378,132

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 3.8%
221	Alliance Data Systems Corp. (a)	63,274
1,090	MasterCard, Inc., Class A	93,880

		157,154

	Semiconductors & Semiconductor Equipment — 3.9%
458	Avago Technologies Ltd., (Singapore)	46,090
733	Lam Research Corp.	58,117
780	NXP Semiconductors N.V., (Netherlands) (a)	59,615

		163,822

	Software — 5.6%
652	Adobe Systems, Inc. (a)	47,364
939	Electronic Arts, Inc. (a)	44,128
643	Guidewire Software, Inc. (a)	32,560
1,331	Microsoft Corp.	61,844
403	ServiceNow, Inc. (a)	27,310
267	Workday, Inc., Class A (a)	21,749

		234,955

	Technology Hardware, Storage & Peripherals — 3.9%
1,498	Apple, Inc. (m)	165,310

	Total Information Technology	1,206,427

	Materials — 4.6%
	Chemicals — 3.9%
245	Air Products & Chemicals, Inc. (m)	35,293
294	PPG Industries, Inc. (m)	68,004
216	Sherwin-Williams Co. (The)	56,791

		160,088

	Construction Materials — 0.7%
399	Eagle Materials, Inc.	30,305

	Total Materials	190,393

	Total Common Stocks (Cost $2,922,439)	4,021,280

Short-Term Investment — 3.4%
	Investment Company — 3.4%
141,289	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $141,289)	141,289

	Total Investments — 99.9% (Cost $3,063,728)	4,162,569
	Other Assets in Excess of Liabilities — 0.1%	5,867

	NET ASSETS — 100.0%	$4,168,436

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 19.0%
	Auto Components — 0.6%
324	BorgWarner, Inc.	17,826

	Automobiles — 1.3%
272	Harley-Davidson, Inc.	17,910
97	Tesla Motors, Inc. (a)	21,463

		39,373

	Hotels, Restaurants & Leisure — 2.5%
19	Chipotle Mexican Grill, Inc. (a)	13,006
624	Hilton Worldwide Holdings, Inc. (a)	16,272
84	Marriott International, Inc., Class A	6,590
307	Norwegian Cruise Line Holdings Ltd. (a)	14,345
78	Panera Bread Co., Class A (a)	13,547
174	Starwood Hotels & Resorts Worldwide, Inc.	14,097

		77,857

	Household Durables — 2.1%
374	Jarden Corp. (a)	17,910
216	Mohawk Industries, Inc. (a)	33,510
347	Toll Brothers, Inc. (a)	11,882

		63,302

	Internet & Catalog Retail — 1.7%
293	Expedia, Inc.	24,972
60	Netflix, Inc. (a)	20,360
94	TripAdvisor, Inc. (a)	7,003

		52,335

	Media — 1.5%
143	CBS Corp. (Non-Voting), Class B (m)	7,911
336	Clear Channel Outdoor Holdings, Inc., Class A	3,564
224	DISH Network Corp., Class A (a)	16,291
389	Gannett Co., Inc. (m)	12,430
286	Time, Inc.	7,036

		47,232

	Multiline Retail — 1.5%
210	Big Lots, Inc.	8,384
413	Kohl’s Corp.	25,238
151	Nordstrom, Inc.	12,025

		45,647

	Specialty Retail — 5.8%
108	Advance Auto Parts, Inc.	17,266
26	AutoZone, Inc. (a)	16,048
161	Bed Bath & Beyond, Inc. (a)	12,285
373	Best Buy Co., Inc.	14,527
346	GameStop Corp., Class A	11,685

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
571	Gap, Inc. (The)	24,057
240	GNC Holdings, Inc., Class A	11,266
145	Tiffany & Co.	15,461
201	Ulta Salon Cosmetics & Fragrance, Inc. (a)	25,696
519	Urban Outfitters, Inc. (a)	18,216
146	Williams-Sonoma, Inc.	11,070

		177,577

	Textiles, Apparel & Luxury Goods — 2.0%
357	Michael Kors Holdings Ltd., (Hong Kong) (a)	26,841
104	PVH Corp.	13,388
79	Ralph Lauren Corp.	14,581
95	V.F. Corp.	7,107

		61,917

	Total Consumer Discretionary	583,066

	Consumer Staples — 4.0%
	Beverages — 1.4%
122	Constellation Brands, Inc., Class A (a)	11,961
171	Dr. Pepper Snapple Group, Inc.	12,272
187	Monster Beverage Corp. (a)	20,218

		44,451

	Food & Staples Retailing — 1.7%
322	Kroger Co. (The)	20,698
1,838	Rite Aid Corp. (a)	13,822
515	Sprouts Farmers Market, Inc. (a)	17,507

		52,027

	Food Products — 0.5%
138	Hershey Co. (The) (m)	14,326

	Household Products — 0.4%
105	Energizer Holdings, Inc.	13,499

	Total Consumer Staples	124,303

	Energy — 4.0%
	Energy Equipment & Services — 0.3%
122	Dril-Quip, Inc. (a)	9,361

	Oil, Gas & Consumable Fuels — 3.7%
174	Antero Resources Corp. (a)	7,077
181	Concho Resources, Inc. (a)	18,075
307	Energen Corp.	19,588
124	EQT Corp.	9,386
523	Laredo Petroleum, Inc. (a)	5,413
270	PBF Energy, Inc., Class A	7,186
252	Plains All American Pipeline LP	12,917
373	QEP Resources, Inc.	7,547
203	Range Resources Corp.	10,834

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
540	Southwestern Energy Co. (a)	14,727

		112,750

	Total Energy	122,111

	Financials — 20.2%
	Banks — 4.1%
322	Citizens Financial Group, Inc.	7,995
138	City National Corp.	11,175
392	East West Bancorp, Inc.	15,174
1,083	Fifth Third Bancorp	22,074
175	First Republic Bank	9,124
370	Huntington Bancshares, Inc.	3,895
136	M&T Bank Corp.	17,119
138	Signature Bank (a)	17,420
459	SunTrust Banks, Inc.	19,222
149	Zions Bancorporation	4,247

		127,445

	Capital Markets — 4.9%
149	Affiliated Managers Group, Inc. (a)	31,666
151	Ameriprise Financial, Inc.	19,946
344	Blackstone Group LP (The)	11,624
381	Invesco Ltd.	15,066
314	Lazard Ltd., (Bermuda), Class A	15,705
169	Legg Mason, Inc.	9,038
139	Northern Trust Corp.	9,356
225	T. Rowe Price Group, Inc.	19,308
572	TD Ameritrade Holding Corp.	20,448

		152,157

	Consumer Finance — 0.4%
534	Ally Financial, Inc. (a)	12,607

	Diversified Financial Services — 0.7%
213	Moody’s Corp.	20,369

	Insurance — 4.4%
20	Alleghany Corp. (a)	9,435
124	Chubb Corp. (The)	12,835
406	Hartford Financial Services Group, Inc. (The)	16,943
588	Loews Corp.	24,709
362	Marsh & McLennan Cos., Inc.	20,700
451	Old Republic International Corp.	6,604
251	Progressive Corp. (The)	6,778
364	Unum Group	12,696
198	W.R. Berkley Corp.	10,140
422	XL Group plc, (Ireland)	14,506

		135,346

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 4.4%
268	American Campus Communities, Inc. (m)	11,087
101	AvalonBay Communities, Inc. (m)	16,472
62	Boston Properties, Inc. (m)	8,037
389	Brixmor Property Group, Inc. (m)	9,657
491	General Growth Properties, Inc. (m)	13,811
639	Kimco Realty Corp. (m)	16,073
221	Outfront Media, Inc.	5,934
310	Rayonier, Inc. (m)	8,668
173	Regency Centers Corp. (m)	11,034
158	Vornado Realty Trust (m)	18,568
415	Weyerhaeuser Co. (m)	14,910

		134,251

	Real Estate Management & Development — 1.1%
952	CBRE Group, Inc., Class A (a)	32,589

	Thrifts & Mortgage Finance — 0.2%
622	Hudson City Bancorp, Inc.	6,298

	Total Financials	621,062

	Health Care — 10.6%
	Biotechnology — 1.3%
61	Alexion Pharmaceuticals, Inc. (a)	11,305
74	Receptos, Inc. (a)	9,115
175	Vertex Pharmaceuticals, Inc. (a)	20,755

		41,175

	Health Care Equipment & Supplies — 1.5%
296	CareFusion Corp. (a)	17,566
240	Insulet Corp. (a)	11,045
196	Sirona Dental Systems, Inc. (a)	17,151

		45,762

	Health Care Providers & Services — 5.3%
194	Acadia Healthcare Co., Inc. (a)	11,881
201	AmerisourceBergen Corp.	18,146
809	Brookdale Senior Living, Inc. (a)	29,673
230	Cigna Corp. (m)	23,637
518	Envision Healthcare Holdings, Inc. (a)	17,955
71	Henry Schein, Inc. (a)	9,675
281	Humana, Inc. (m)	40,325
315	Premier, Inc., Class A (a)	10,569

		161,861

	Health Care Technology — 0.2%
261	Veeva Systems, Inc., Class A (a)	6,893

	Life Sciences Tools & Services — 1.0%
176	Illumina, Inc. (a)	32,501

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — 1.3%
73	Jazz Pharmaceuticals plc, (Ireland) (a)	11,985
70	Perrigo Co. plc, (Ireland)	11,718
110	Valeant Pharmaceuticals International, Inc. (a)	15,713

		39,416

	Total Health Care	327,608

	Industrials — 13.1%
	Airlines — 1.0%
607	Delta Air Lines, Inc.	29,873

	Building Products — 1.6%
276	A.O. Smith Corp.	15,552
778	Fortune Brands Home & Security, Inc.	35,211

		50,763

	Commercial Services & Supplies — 0.6%
139	Stericycle, Inc. (a)	18,227

	Electrical Equipment — 2.6%
273	Acuity Brands, Inc.	38,211
267	AMETEK, Inc.	14,073
125	Hubbell, Inc., Class B	13,385
174	Regal-Beloit Corp.	13,068

		78,737

	Industrial Conglomerates — 1.3%
453	Carlisle Cos., Inc.	40,864

	Machinery — 2.7%
219	IDEX Corp.	17,042
164	Middleby Corp. (The) (a)	16,223
249	Pall Corp.	25,193
283	Rexnord Corp. (a)	7,991
113	Snap-on, Inc.	15,502

		81,951

	Marine — 0.4%
149	Kirby Corp. (a)	12,014

	Professional Services — 0.6%
237	Equifax, Inc.	19,175

	Road & Rail — 0.7%
55	Canadian Pacific Railway Ltd., (Canada)	10,637
139	Landstar System, Inc.	10,067

		20,704

	Trading Companies & Distributors — 1.6%
794	HD Supply Holdings, Inc. (a)	23,427
167	MSC Industrial Direct Co., Inc., Class A	13,592

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
116	Watsco, Inc.	12,428

		49,447

	Total Industrials	401,755

	Information Technology — 16.5%
	Communications Equipment — 1.6%
134	Arista Networks, Inc. (a)	8,142
347	Aruba Networks, Inc. (a)	6,303
568	Ciena Corp. (a)	11,032
504	CommScope Holding Co., Inc. (a)	11,516
109	Palo Alto Networks, Inc. (a)	13,348

		50,341

	Electronic Equipment, Instruments & Components — 2.1%
772	Amphenol Corp., Class A	41,545
400	Arrow Electronics, Inc. (a)	23,184

		64,729

	Internet Software & Services — 1.6%
97	CoStar Group, Inc. (a)	17,849
380	Dealertrack Technologies, Inc. (a)	16,829
360	Twitter, Inc. (a)	12,920

		47,598

	IT Services — 2.7%
95	Alliance Data Systems Corp. (a)	27,203
162	Gartner, Inc. (a)	13,659
368	Jack Henry & Associates, Inc.	22,883
525	VeriFone Systems, Inc. (a)	19,523

		83,268

	Semiconductors & Semiconductor Equipment — 4.2%
351	Analog Devices, Inc.	19,506
694	Applied Materials, Inc.	17,295
249	Avago Technologies Ltd., (Singapore)	25,077
144	KLA-Tencor Corp.	10,131
232	Lam Research Corp.	18,439
285	NXP Semiconductors N.V., (Netherlands) (a)	21,743
399	Xilinx, Inc.	17,270

		129,461

	Software — 3.8%
278	Autodesk, Inc. (a)	16,703
406	Electronic Arts, Inc. (a)	19,083
247	Guidewire Software, Inc. (a)	12,500
176	Mobileye N.V., (Israel) (a)	7,147
92	NetSuite, Inc. (a)	10,055
200	ServiceNow, Inc. (a)	13,597
404	Synopsys, Inc. (a)	17,549

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
125	Tableau Software, Inc., Class A (a)	10,553
130	Workday, Inc., Class A (a)	10,593

		117,780

	Technology Hardware, Storage & Peripherals — 0.5%
160	SanDisk Corp.	15,647

	Total Information Technology	508,824

	Materials — 4.6%
	Chemicals — 2.7%
172	Airgas, Inc.	19,844
204	Albemarle Corp.	12,281
167	Sherwin-Williams Co. (The)	43,991
46	Sigma-Aldrich Corp.	6,343

		82,459

	Construction Materials — 0.4%
186	Eagle Materials, Inc.	14,141

	Containers & Packaging — 1.5%
256	Ball Corp.	17,431
223	Rock-Tenn Co., Class A	13,619
274	Silgan Holdings, Inc.	14,707

		45,757

	Total Materials	142,357

	Utilities — 4.7%
	Electric Utilities — 1.4%
219	Edison International	14,362
359	Westar Energy, Inc.	14,806
391	Xcel Energy, Inc.	14,028

		43,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.0%
146	National Fuel Gas Co.	10,159
850	Questar Corp.	21,482

		31,641

	Multi-Utilities — 2.3%
586	CenterPoint Energy, Inc.	13,723
458	CMS Energy Corp. (m)	15,919
151	NiSource, Inc.	6,422
182	Sempra Energy	20,297
239	Wisconsin Energy Corp.	12,587

		68,948

	Total Utilities	143,785

	Total Common Stocks (Cost $2,217,318)	2,974,871

Short-Term Investment — 3.2%
	Investment Company — 3.2%
97,564	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $97,564)	97,564

	Total Investments — 99.9% (Cost $2,314,882)	3,072,435
	Other Assets in Excess of Liabilities — 0.1%	2,613

	NET ASSETS — 100.0%	$3,075,048

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 20.3%
	Auto Components — 1.2%
503	BorgWarner, Inc.	27,662

	Automobiles — 2.6%
422	Harley-Davidson, Inc.	27,794
150	Tesla Motors, Inc. (a)	33,406

		61,200

	Hotels, Restaurants & Leisure — 3.7%
30	Chipotle Mexican Grill, Inc. (a)	20,193
968	Hilton Worldwide Holdings, Inc. (a)	25,257
476	Norwegian Cruise Line Holdings Ltd. (a)	22,272
121	Panera Bread Co., Class A (a)	21,081

		88,803

	Household Durables — 1.6%
130	Mohawk Industries, Inc. (a)	20,181
538	Toll Brothers, Inc. (a)	18,451

		38,632

	Internet & Catalog Retail — 1.8%
93	Netflix, Inc. (a)	31,599
146	TripAdvisor, Inc. (a)	10,878

		42,477

	Multiline Retail — 0.5%
326	Big Lots, Inc.	13,027

	Specialty Retail — 6.2%
168	Advance Auto Parts, Inc.	26,807
537	GameStop Corp., Class A	18,140
366	GNC Holdings, Inc., Class A	17,197
310	Ulta Salon Cosmetics & Fragrance, Inc. (a)	39,630
795	Urban Outfitters, Inc. (a)	27,918
227	Williams-Sonoma, Inc.	17,195

		146,887

	Textiles, Apparel & Luxury Goods — 2.7%
540	Michael Kors Holdings Ltd., (Hong Kong) (a)	40,531
122	Ralph Lauren Corp.	22,636

		63,167

	Total Consumer Discretionary	481,855

	Consumer Staples — 2.5%
	Beverages — 1.3%
290	Monster Beverage Corp. (a)	31,378

	Food & Staples Retailing — 1.2%
800	Sprouts Farmers Market, Inc. (a)	27,167

	Total Consumer Staples	58,545

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 4.1%
	Energy Equipment & Services — 0.6%
190	Dril-Quip, Inc. (a)	14,540

	Oil, Gas & Consumable Fuels — 3.5%
271	Antero Resources Corp. (a)	10,993
277	Concho Resources, Inc. (a)	27,671
813	Laredo Petroleum, Inc. (a)	8,419
390	Plains All American Pipeline LP	19,989
310	Range Resources Corp.	16,591

		83,663

	Total Energy	98,203

	Financials — 10.8%
	Banks — 2.1%
584	East West Bancorp, Inc.	22,595
215	Signature Bank (a)	27,044

		49,639

	Capital Markets — 5.2%
232	Affiliated Managers Group, Inc. (a)	49,133
534	Blackstone Group LP (The)	18,052
486	Lazard Ltd., (Bermuda), Class A	24,294
887	TD Ameritrade Holding Corp.	31,730

		123,209

	Diversified Financial Services — 1.4%
330	Moody’s Corp.	31,608

	Real Estate Management & Development — 2.1%
1,476	CBRE Group, Inc., Class A (a)	50,553

	Total Financials	255,009

	Health Care — 14.8%
	Biotechnology — 2.7%
95	Alexion Pharmaceuticals, Inc. (a)	17,559
116	Receptos, Inc. (a)	14,150
271	Vertex Pharmaceuticals, Inc. (a)	32,207

		63,916

	Health Care Equipment & Supplies — 1.8%
372	Insulet Corp. (a)	17,153
305	Sirona Dental Systems, Inc. (a)	26,621

		43,774

	Health Care Providers & Services — 5.1%
297	Acadia Healthcare Co., Inc. (a)	18,198
675	Brookdale Senior Living, Inc. (a)	24,749
803	Envision Healthcare Holdings, Inc. (a)	27,866
226	Humana, Inc. (m)	32,520
490	Premier, Inc., Class A (a)	16,413

		119,746

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Technology — 0.5%
406	Veeva Systems, Inc., Class A (a)	10,712

	Life Sciences Tools & Services — 2.1%
273	Illumina, Inc. (a)	50,409

	Pharmaceuticals — 2.6%
114	Jazz Pharmaceuticals plc, (Ireland) (a)	18,583
109	Perrigo Co. plc, (Ireland)	18,187
170	Valeant Pharmaceuticals International, Inc. (a)	24,329

		61,099

	Total Health Care	349,656

	Industrials — 16.8%
	Airlines — 2.0%
944	Delta Air Lines, Inc.	46,455

	Building Products — 2.5%
428	A.O. Smith Corp.	24,132
769	Fortune Brands Home & Security, Inc.	34,826

		58,958

	Commercial Services & Supplies — 1.2%
216	Stericycle, Inc. (a)	28,283

	Electrical Equipment — 2.5%
423	Acuity Brands, Inc.	59,278

	Industrial Conglomerates — 1.5%
384	Carlisle Cos., Inc.	34,688

	Machinery — 2.7%
254	Middleby Corp. (The) (a)	25,182
386	Pall Corp. (m)	39,087

		64,269

	Marine — 0.8%
230	Kirby Corp. (a)	18,578

	Road & Rail — 1.3%
83	Canadian Pacific Railway Ltd., (Canada)	16,071
216	Landstar System, Inc.	15,630

		31,701

	Trading Companies & Distributors — 2.3%
1,233	HD Supply Holdings, Inc. (a)	36,347
180	Watsco, Inc.	19,292

		55,639

	Total Industrials	397,849

	Information Technology — 24.2%
	Communications Equipment — 2.5%
205	Arista Networks, Inc. (a)	12,480
539	Aruba Networks, Inc. (a)	9,797

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
883	Ciena Corp. (a)	17,135
169	Palo Alto Networks, Inc. (a)	20,666

		60,078

	Electronic Equipment, Instruments & Components — 1.7%
733	Amphenol Corp., Class A	39,443

	Internet Software & Services — 3.1%
151	CoStar Group, Inc. (a)	27,691
586	Dealertrack Technologies, Inc. (a)	25,966
559	Twitter, Inc. (a)	20,055

		73,712

	IT Services — 3.9%
147	Alliance Data Systems Corp. (a)	42,135
252	Gartner, Inc. (a)	21,196
814	VeriFone Systems, Inc. (a)	30,292

		93,623

	Semiconductors & Semiconductor Equipment — 5.4%
1,074	Applied Materials, Inc. (m)	26,766
384	Avago Technologies Ltd., (Singapore)	38,667
361	Lam Research Corp. (m)	28,618
442	NXP Semiconductors N.V., (Netherlands) (a)	33,746

		127,797

	Software — 6.6%
430	Autodesk, Inc. (a) (m)	25,844
630	Electronic Arts, Inc. (a) (m)	29,629
383	Guidewire Software, Inc. (a)	19,412
272	Mobileye N.V., (Israel) (a)	11,028
143	NetSuite, Inc. (a)	15,600
311	ServiceNow, Inc. (a)	21,108
193	Tableau Software, Inc., Class A (a)	16,393
202	Workday, Inc., Class A (a)	16,444

		155,458

	Technology Hardware, Storage & Peripherals — 1.0%
248	SanDisk Corp.	24,299

	Total Information Technology	574,410

	Materials — 3.0%
	Chemicals — 2.1%
185	Sherwin-Williams Co. (The)	48,583

	Construction Materials — 0.9%
289	Eagle Materials, Inc.	21,950

	Total Materials	70,533

	Total Common Stocks (Cost $1,654,198)	2,286,060

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.2%
	Investment Company — 3.2%
76,415	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $76,415 )	76,415

	Total Investments — 99.7% (Cost $1,730,613)	2,362,475
	Other Assets in Excess of Liabilities — 0.3%	7,371

	NET ASSETS — 100.0%	$2,369,846

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 17.9%
	Hotels, Restaurants & Leisure — 1.4%
978	Marriott International, Inc., Class A	76,299
1,788	Starwood Hotels & Resorts Worldwide, Inc.	144,925

		221,224

	Household Durables — 2.5%
3,897	Jarden Corp. (a)	186,612
1,370	Mohawk Industries, Inc. (a)	212,824

		399,436

	Internet & Catalog Retail — 1.6%
3,033	Expedia, Inc.	258,875

	Media — 3.2%
1,469	CBS Corp. (Non-Voting), Class B	81,285
3,534	Clear Channel Outdoor Holdings, Inc., Class A	37,422
2,294	DISH Network Corp., Class A (a)	167,230
4,712	Gannett Co., Inc.	150,455
2,957	Time, Inc.	72,773

		509,165

	Multiline Retail — 2.4%
4,288	Kohl’s Corp.	261,729
1,573	Nordstrom, Inc.	124,913

		386,642

	Specialty Retail — 5.4%
266	AutoZone, Inc. (a)	164,887
1,677	Bed Bath & Beyond, Inc. (a)	127,720
3,920	Best Buy Co., Inc.	152,820
5,979	Gap, Inc. (The)	251,772
1,518	Tiffany & Co.	162,208

		859,407

	Textiles, Apparel & Luxury Goods — 1.4%
1,095	PVH Corp.	140,366
1,067	V.F. Corp.	79,946

		220,312

	Total Consumer Discretionary	2,855,061

	Consumer Staples — 5.5%
	Beverages — 1.6%
1,268	Constellation Brands, Inc., Class A (a)	124,510
1,886	Dr. Pepper Snapple Group, Inc.	135,214

		259,724

	Food & Staples Retailing — 2.1%
3,346	Kroger Co. (The)	214,857
15,560	Rite Aid Corp. (a)	117,011

		331,868

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.9%
1,448	Hershey Co. (The)	150,460

	Household Products — 0.9%
1,083	Energizer Holdings, Inc.	139,241

	Total Consumer Staples	881,293

	Energy — 3.8%
	Oil, Gas & Consumable Fuels — 3.8%
3,217	Energen Corp.	205,099
1,300	EQT Corp.	98,409
2,651	PBF Energy, Inc., Class A	70,635
3,903	QEP Resources, Inc.	78,915
5,608	Southwestern Energy Co. (a)	153,049

	Total Energy	606,107

	Financials — 29.9%
	Banks — 6.5%
3,344	Citizens Financial Group, Inc.	83,137
1,553	City National Corp.	125,527
11,271	Fifth Third Bancorp	229,650
1,965	First Republic Bank	102,431
3,866	Huntington Bancshares, Inc.	40,668
1,674	M&T Bank Corp.	210,283
4,786	SunTrust Banks, Inc.	200,545
1,631	Zions Bancorporation	46,487

		1,038,728

	Capital Markets — 4.8%
1,655	Ameriprise Financial, Inc.	218,872
3,935	Invesco Ltd.	155,523
1,751	Legg Mason, Inc.	93,444
1,450	Northern Trust Corp.	97,752
2,309	T. Rowe Price Group, Inc.	198,290

		763,881

	Consumer Finance — 0.7%
4,995	Ally Financial, Inc. (a)	117,987

	Insurance — 8.8%
214	Alleghany Corp. (a)	99,159
1,275	Chubb Corp. (The)	131,878
4,279	Hartford Financial Services Group, Inc. (The)	178,380
6,215	Loews Corp.	261,157
3,701	Marsh & McLennan Cos., Inc.	211,848
4,727	Old Republic International Corp.	69,151
2,582	Progressive Corp. (The)	69,696
3,743	Unum Group	130,544
2,039	W.R. Berkley Corp.	104,502
4,448	XL Group plc, (Ireland)	152,877

		1,409,192

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 8.7%
2,783	American Campus Communities, Inc. (m)	115,124
1,054	AvalonBay Communities, Inc. (m)	172,202
649	Boston Properties, Inc. (m)	83,508
4,041	Brixmor Property Group, Inc.	100,376
5,105	General Growth Properties, Inc. (m)	143,597
6,696	Kimco Realty Corp. (m)	168,327
2,321	Outfront Media, Inc.	62,287
2,993	Rayonier, Inc. (m)	83,626
1,757	Regency Centers Corp. (m)	112,092
1,636	Vornado Realty Trust (m)	192,540
4,370	Weyerhaeuser Co. (m)	156,848

		1,390,527

	Thrifts & Mortgage Finance — 0.4%
6,261	Hudson City Bancorp, Inc.	63,362

	Total Financials	4,783,677

	Health Care — 6.7%
	Health Care Equipment & Supplies — 1.2%
3,133	CareFusion Corp. (a)	185,911

	Health Care Providers & Services — 5.5%
2,159	AmerisourceBergen Corp.	194,670
3,849	Brookdale Senior Living, Inc. (a)	141,145
2,448	Cigna Corp.	251,899
727	Henry Schein, Inc. (a)	99,016
1,404	Humana, Inc.	201,645

		888,375

	Total Health Care	1,074,286

	Industrials — 9.4%
	Building Products — 0.8%
2,939	Fortune Brands Home & Security, Inc.	133,045

	Electrical Equipment — 2.7%
2,818	AMETEK, Inc.	148,297
1,299	Hubbell, Inc., Class B	138,792
1,815	Regal-Beloit Corp.	136,508

		423,597

	Industrial Conglomerates — 1.2%
2,101	Carlisle Cos., Inc.	189,624

	Machinery — 2.6%
2,297	IDEX Corp.	178,832
2,958	Rexnord Corp. (a)	83,433
1,165	Snap-on, Inc.	159,268

		421,533

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.2%
2,462	Equifax, Inc.	199,134

	Trading Companies & Distributors — 0.9%
1,718	MSC Industrial Direct Co., Inc., Class A	139,620

	Total Industrials	1,506,553

	Information Technology — 8.9%
	Communications Equipment — 0.7%
5,188	CommScope Holding Co., Inc. (a)	118,436

	Electronic Equipment, Instruments & Components — 2.6%
3,108	Amphenol Corp., Class A	167,249
4,182	Arrow Electronics, Inc. (a)	242,081

		409,330

	IT Services — 1.5%
3,796	Jack Henry & Associates, Inc.	235,912

	Semiconductors & Semiconductor Equipment — 2.9%
3,617	Analog Devices, Inc.	200,826
1,499	KLA-Tencor Corp.	105,401
3,764	Xilinx, Inc.	162,936

		469,163

	Software — 1.2%
4,249	Synopsys, Inc. (a)	184,724

	Total Information Technology	1,417,565

	Materials — 6.2%
	Chemicals — 3.2%
1,770	Airgas, Inc.	203,900
1,915	Albemarle Corp.	115,141
505	Sherwin-Williams Co. (The)	132,757
470	Sigma-Aldrich Corp.	64,552

		516,350

	Containers & Packaging — 3.0%
2,626	Ball Corp.	179,014
2,298	Rock-Tenn Co., Class A	140,157
2,885	Silgan Holdings, Inc.	154,658

		473,829

	Total Materials	990,179

	Utilities — 9.3%
	Electric Utilities — 2.8%
2,314	Edison International	151,537
3,687	Westar Energy, Inc.	152,046
4,011	Xcel Energy, Inc.	144,069

		447,652

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Gas Utilities — 2.0%
1,521	National Fuel Gas Co.	105,732
8,856	Questar Corp.	223,889

		329,621

	Multi-Utilities — 4.5%
6,132	CenterPoint Energy, Inc.	143,667
4,842	CMS Energy Corp.	168,264
1,585	NiSource, Inc.	67,241
1,885	Sempra Energy	209,915
2,451	Wisconsin Energy Corp.	129,277

		718,364

	Total Utilities	1,495,637

	Total Common Stocks (Cost $9,995,548)	15,610,358

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.8%
	Investment Company — 2.8%
448,474	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $448,474 )	448,474

	Total Investments — 100.4% (Cost $10,444,022	16,058,832
	Liabilities in Excess of Other Assets — (0.4)%	(65,748)

	NET ASSETS — 100.0%	$15,993,084

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.1% (j)
Common Stocks — 92.8%
	Consumer Discretionary — 16.2%
	Auto Components — 0.4%
57	Dana Holding Corp.	1,236

	Diversified Consumer Services — 1.7%
67	Apollo Education Group, Inc. (a)	2,281
63	DeVry Education Group, Inc.	2,979

		5,260

	Hotels, Restaurants & Leisure — 1.9%
87	Restaurant Brands International, Inc., (Canada) (a)	3,400
33	Royal Caribbean Cruises Ltd.	2,741

		6,141

	Household Durables — 1.1%
1	NVR, Inc. (a)	733
134	PulteGroup, Inc.	2,877

		3,610

	Internet & Catalog Retail — 0.8%
15	Expedia, Inc.	1,319
37	Liberty Interactive Corp., Class A (a)	1,096

		2,415

	Media — 1.8%
52	Gannett Co., Inc.	1,652
82	Live Nation Entertainment, Inc. (a)	2,133
6	Regal Entertainment Group, Class A	138
20	Time Warner, Inc.	1,749
9	Time, Inc.	210

		5,882

	Multiline Retail — 1.8%
51	Big Lots, Inc.	2,046
19	Dillard’s, Inc., Class A	2,380
21	Macy’s, Inc.	1,362

		5,788

	Specialty Retail — 5.1%
26	Abercrombie & Fitch Co., Class A	750
86	Best Buy Co., Inc.	3,354
35	Foot Locker, Inc.	1,973
65	GameStop Corp., Class A	2,188
116	Guess?, Inc.	2,436
45	Lowe’s Cos., Inc.	3,105
147	Staples, Inc.	2,656

		16,462

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 1.6%
31	Deckers Outdoor Corp. (a)	2,832
21	Hanesbrands, Inc.	2,313

		5,145

	Total Consumer Discretionary	51,939

	Consumer Staples — 7.2%
	Beverages — 1.0%
42	Molson Coors Brewing Co., Class B	3,097

	Food & Staples Retailing — 1.6%
55	Kroger Co. (The)	3,500
221	Rite Aid Corp. (a)	1,663

		5,163

	Food Products — 2.7%
63	Archer-Daniels-Midland Co.	3,299
25	Ingredion, Inc.	2,081
105	Pilgrim’s Pride Corp. (a)	3,438

		8,818

	Household Products — 1.0%
26	Energizer Holdings, Inc.	3,291

	Personal Products — 0.4%
34	Herbalife Ltd.	1,286

	Tobacco — 0.5%
25	Lorillard, Inc.	1,549

	Total Consumer Staples	23,204

	Energy — 3.0%
	Energy Equipment & Services — 0.8%
18	Baker Hughes, Inc.	995
81	Superior Energy Services, Inc.	1,636

		2,631

	Oil, Gas & Consumable Fuels — 2.2%
19	ConocoPhillips	1,332
53	Kosmos Energy Ltd., (Bermuda) (a)	447
5	Marathon Petroleum Corp.	460
21	Newfield Exploration Co. (a)	571
17	Tesoro Corp.	1,261
33	Valero Energy Corp.	1,625
22	World Fuel Services Corp.	1,026
15	WPX Energy, Inc. (a)	179

		6,901

	Total Energy	9,532

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Financials — 4.7%
	Banks — 0.7%
78	KeyCorp	1,085
37	Popular, Inc., (Puerto Rico) (a)	1,254

		2,339

	Capital Markets — 1.5%
79	E*TRADE Financial Corp. (a)	1,909
56	Lazard Ltd., (Bermuda), Class A	2,807

		4,716

	Consumer Finance — 0.5%
28	Discover Financial Services	1,820

	Insurance — 0.8%
14	Aspen Insurance Holdings Ltd., (Bermuda)	595
3	Everest Re Group Ltd., (Bermuda)	453
16	Prudential Financial, Inc.	1,456

		2,504

	Real Estate Investment Trusts (REITs) — 1.2%
17	NorthStar Realty Finance Corp.	301
107	RLJ Lodging Trust	3,585

		3,886

	Total Financials	15,265

	Health Care — 12.2%
	Biotechnology — 2.2%
10	Amgen, Inc.	1,630
15	Gilead Sciences, Inc. (a)	1,371
12	United Therapeutics Corp. (a)	1,613
21	Vertex Pharmaceuticals, Inc. (a)	2,448

		7,062

	Health Care Equipment & Supplies — 3.1%
24	Alere, Inc. (a)	895
11	Becton, Dickinson and Co.	1,568
41	Hologic, Inc. (a)	1,104
39	Medtronic, Inc.	2,826
37	Stryker Corp.	3,504

		9,897

	Health Care Providers & Services — 5.9%
20	Aetna, Inc.	1,770
26	Anthem, Inc.	3,208
41	Cardinal Health, Inc.	3,276
12	Cigna Corp.	1,267
45	Express Scripts Holding Co. (a)	3,787
58	Health Net, Inc. (a)	3,111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
3	Laboratory Corp. of America Holdings (a)	337
29	Omnicare, Inc.	2,104

		18,860

	Pharmaceuticals — 1.0%
107	Pfizer, Inc.	3,328

	Total Health Care	39,147

	Industrials — 13.9%
	Aerospace & Defense — 1.4%
12	General Dynamics Corp.	1,703
12	Huntington Ingalls Industries, Inc.	1,392
10	Northrop Grumman Corp.	1,438

		4,533

	Air Freight & Logistics — 0.5%
9	FedEx Corp.	1,606

	Airlines — 1.5%
17	Alaska Air Group, Inc.	1,003
22	Delta Air Lines, Inc.	1,090
64	Southwest Airlines Co.	2,702

		4,795

	Commercial Services & Supplies — 1.1%
128	Pitney Bowes, Inc.	3,126
23	R.R. Donnelley & Sons Co.	387

		3,513

	Construction & Engineering — 1.5%
101	AECOM Technology Corp. (a)	3,057
109	KBR, Inc.	1,845

		4,902

	Electrical Equipment — 1.0%
43	Regal-Beloit Corp.	3,221

	Machinery — 5.1%
91	Allison Transmission Holdings, Inc.	3,072
42	IDEX Corp.	3,244
32	Illinois Tool Works, Inc.	3,052
24	Joy Global, Inc.	1,123
24	Parker-Hannifin Corp.	3,075
32	SPX Corp.	2,707

		16,273

	Professional Services — 1.2%
26	Dun & Bradstreet Corp. (The)	3,085
12	ManpowerGroup, Inc.	816

		3,901

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Road & Rail — 0.6%
26	Landstar System, Inc.	1,870

	Total Industrials	44,614

	Information Technology — 25.4%
	Communications Equipment — 2.5%
103	ARRIS Group, Inc. (a)	3,112
268	Brocade Communications Systems, Inc.	3,172
5	Harris Corp.	346
109	Polycom, Inc. (a)	1,474

		8,104

	Electronic Equipment, Instruments & Components — 0.4%
81	Vishay Intertechnology, Inc.	1,144

	Internet Software & Services — 2.1%
36	eBay, Inc. (a)	2,014
23	LendingClub Corp. (a)	583
23	VeriSign, Inc. (a)	1,288
60	Yahoo!, Inc. (a)	3,018

		6,903

	IT Services — 4.8%
63	Amdocs Ltd.	2,916
69	Broadridge Financial Solutions, Inc.	3,207
21	Computer Sciences Corp.	1,350
13	Global Payments, Inc.	1,045
71	Leidos Holdings, Inc.	3,088
16	VeriFone Systems, Inc. (a)	598
174	Western Union Co. (The)	3,117

		15,321

	Semiconductors & Semiconductor Equipment — 1.7%
77	Broadcom Corp., Class A	3,315
6	Lam Research Corp.	455
82	NVIDIA Corp.	1,642

		5,412

	Software — 8.9%
59	Activision Blizzard, Inc.	1,195
27	Aspen Technology, Inc. (a)	953
104	CA, Inc.	3,162
59	Cadence Design Systems, Inc. (a)	1,112
29	Citrix Systems, Inc. (a)	1,845
70	Electronic Arts, Inc. (a)	3,280
36	Intuit, Inc.	3,333
213	Nuance Communications, Inc. (a)	3,034
70	Oracle Corp.	3,128
59	PTC, Inc. (a)	2,177

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
142	Rovi Corp. (a)	3,197
80	Symantec Corp.	2,056

		28,472

	Technology Hardware, Storage & Peripherals — 5.0%
30	Apple, Inc.	3,262
84	Hewlett-Packard Co.	3,370
67	Lexmark International, Inc., Class A	2,772
77	NetApp, Inc.	3,198
32	Western Digital Corp.	3,547

		16,149

	Total Information Technology	81,505

	Materials — 4.1%
	Chemicals — 0.2%
9	Scotts Miracle-Gro Co. (The), Class A	544

	Containers & Packaging — 1.9%
20	Ball Corp.	1,366
83	Sealed Air Corp.	3,536
21	Silgan Holdings, Inc.	1,103

		6,005

	Metals & Mining — 1.2%
36	Steel Dynamics, Inc.	701
78	United States Steel Corp.	2,090
34	Worthington Industries, Inc.	1,014

		3,805

	Paper & Forest Products — 0.8%
68	Domtar Corp., (Canada)	2,750

	Total Materials	13,104

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
103	AT&T, Inc.	3,456
80	CenturyLink, Inc.	3,174
309	Frontier Communications Corp.	2,063

	Total Telecommunication Services	8,693

	Utilities — 3.4%
	Gas Utilities — 1.0%
85	UGI Corp.	3,234

	Independent Power & Renewable Electricity Producers — 2.4%
243	AES Corp.	3,346
71	Calpine Corp. (a)	1,562

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Independent Power & Renewable Electricity Producers — continued
95	Dynegy, Inc. (a)	2,871

		7,779

	Total Utilities	11,013

	Total Common Stocks (Cost $235,301)	298,016

Short-Term Investment — 6.3%
	Investment Company— 6.3%
20,186	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $20,186 )	20,186

	Total Investments — 99.1% (Cost $255,487)	318,202
	Other Assets in Excess of Liabilities — 0.9% (c)	2,806

	NET ASSETS — 100.0%	$321,008

Short Positions — 92.6%
Common Stocks — 92.6%
	Consumer Discretionary — 16.5%
	Distributors — 1.0%
113	LKQ Corp. (a)	3,186

	Hotels, Restaurants & Leisure — 3.7%
6	McDonald’s Corp.	554
67	Norwegian Cruise Line Holdings Ltd. (a)	3,139
19	Panera Bread Co., Class A (a)	3,286
36	Starbucks Corp.	2,929
14	Wynn Resorts Ltd.	2,083

		11,991

	Household Durables — 1.1%
13	Mohawk Industries, Inc. (a)	2,028
41	Toll Brothers, Inc. (a)	1,411

		3,439

	Internet & Catalog Retail — 0.8%
3	Amazon.com, Inc. (a)	1,063
176	Groupon, Inc. (a)	1,456

		2,519

	Leisure Products — 0.2%
19	Mattel, Inc.	583

	Media — 3.1%
35	AMC Networks, Inc., Class A (a)	2,247
20	Charter Communications, Inc., Class A (a)	3,353
61	DreamWorks Animation SKG, Inc., Class A (a)	1,361
40	Madison Square Garden Co. (The), Class A (a)	3,029

		9,990

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 5.4%
228	American Eagle Outfitters, Inc.	3,166
59	Cabela’s, Inc. (a)	3,109
55	CarMax, Inc. (a)	3,693
11	Restoration Hardware Holdings, Inc. (a)	1,020
24	Signet Jewelers Ltd., (Bermuda)	3,147
39	Tractor Supply Co.	3,065

		17,200

	Textiles, Apparel & Luxury Goods — 1.2%
100	Kate Spade & Co. (a)	3,209
12	Under Armour, Inc., Class A (a)	808

		4,017

	Total Consumer Discretionary	52,925

	Consumer Staples — 7.7%
	Beverages — 1.4%
4	Boston Beer Co., Inc. (The), Class A (a)	1,231
36	Brown-Forman Corp., Class B	3,152

		4,383

	Food & Staples Retailing — 1.6%
55	Fresh Market, Inc. (The) (a)	2,264
38	United Natural Foods, Inc. (a)	2,930

		5,194

	Food Products — 3.2%
98	Darling Ingredients, Inc. (a)	1,788
98	Flowers Foods, Inc.	1,889
58	Hain Celestial Group, Inc. (The) (a)	3,390
45	McCormick & Co., Inc. (Non-Voting)	3,322

		10,389

	Household Products — 0.4%
12	Procter & Gamble Co. (The)	1,097

	Personal Products — 1.1%
46	Estee Lauder Cos., Inc. (The), Class A	3,475

	Total Consumer Staples	24,538

	Energy — 4.5%
	Energy Equipment & Services — 1.4%
503	McDermott International, Inc. (a)	1,465
56	Noble Corp. plc, (United Kingdom)	931
50	Seadrill Ltd., (Bermuda)	596
74	Transocean Ltd., (Switzerland)	1,358

		4,350

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.1%
59	Antero Resources Corp. (a)	2,379
36	Cabot Oil & Gas Corp.	1,051
7	Concho Resources, Inc. (a)	703
80	CONSOL Energy, Inc.	2,696
35	Diamondback Energy, Inc. (a)	2,113
25	Golar LNG Ltd., (Bermuda)	896
8	Whiting Petroleum Corp. (a)	278

		10,116

	Total Energy	14,466

	Financials — 5.1%
	Capital Markets — 1.3%
51	Artisan Partners Asset Management, Inc., Class A	2,553
19	T. Rowe Price Group, Inc.	1,654

		4,207

	Diversified Financial Services — 0.2%
8	CME Group, Inc.	677

	Insurance — 1.2%
4	Markel Corp. (a)	2,561
132	MBIA, Inc. (a)	1,257

		3,818

	Real Estate Investment Trusts (REITs) — 1.5%
20	Crown Castle International Corp.	1,610
15	Lamar Advertising Co., Class A	793
60	Plum Creek Timber Co., Inc.	2,573

		4,976

	Real Estate Management & Development — 0.2%
15	Realogy Holdings Corp. (a)	672

	Thrifts & Mortgage Finance — 0.7%
24	Ocwen Financial Corp. (a)	360
117	People’s United Financial, Inc.	1,770

		2,130

	Total Financials	16,480

	Health Care — 11.1%
	Biotechnology — 1.8%
8	Alnylam Pharmaceuticals, Inc. (a)	793
60	Cepheid, Inc. (a)	3,251
9	Pharmacyclics, Inc. (a)	1,067
1	Regeneron Pharmaceuticals, Inc. (a)	574

		5,685

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Equipment & Supplies — 1.3%
19		Cooper Cos., Inc. (The)	3,007
14		Sirona Dental Systems, Inc. (a)	1,192

			4,199

		Health Care Providers & Services — 3.5%
53		Acadia Healthcare Co., Inc. (a)	3,252
5		Henry Schein, Inc. (a)	650
19		Patterson Cos., Inc.	907
57		Team Health Holdings, Inc. (a)	3,257
62		Tenet Healthcare Corp. (a)	3,151

			11,217

		Health Care Technology — 0.7%
76		Allscripts Healthcare Solutions, Inc. (a)	968
10		athenahealth, Inc. (a)	1,504

			2,472

		Pharmaceuticals — 3.8%
62		Akorn, Inc. (a)	2,241
21		Eli Lilly & Co.	1,430
18		Hospira, Inc. (a)	1,107
18		Perrigo Co. plc, (Ireland)	3,012
11		Salix Pharmaceuticals Ltd. (a)	1,241
72		Zoetis, Inc.	3,106

			12,137

		Total Health Care	35,710

		Industrials — 17.1%
		Aerospace & Defense — 2.9%
17		B/E Aerospace, Inc. (a)	991
71		Hexcel Corp. (a)	2,930
—	(h)	KLX, Inc. (a)	—	(h)
11		Precision Castparts Corp.	2,707
39		Triumph Group, Inc.	2,600

			9,228

		Airlines — 0.4%
17		Spirit Airlines, Inc. (a)	1,275

		Building Products — 2.2%
59		Armstrong World Industries, Inc. (a)	3,029
45		Fortune Brands Home & Security, Inc.	2,046
53		Owens Corning	1,888

			6,963

		Commercial Services & Supplies — 3.1%
86		Copart, Inc. (a)	3,155

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Commercial Services & Supplies — continued
51	Republic Services, Inc.	2,045
22	Stericycle, Inc. (a)	2,857
41	Waste Connections, Inc.	1,807

		9,864

	Construction & Engineering — 0.8%
94	Quanta Services, Inc. (a)	2,669

	Electrical Equipment — 0.2%
16	SolarCity Corp. (a)	852

	Machinery — 1.4%
22	AGCO Corp.	1,001
40	CLARCOR, Inc.	2,659
16	Colfax Corp. (a)	808

		4,468

	Professional Services — 0.6%
29	Verisk Analytics, Inc., Class A (a)	1,864

	Road & Rail — 2.7%
13	Genesee & Wyoming, Inc., Class A (a)	1,179
58	Hertz Global Holdings, Inc. (a)	1,438
20	J.B. Hunt Transport Services, Inc.	1,693
21	Kansas City Southern	2,547
20	Ryder System, Inc.	1,849

		8,706

	Trading Companies & Distributors — 2.8%
64	Fastenal Co.	3,049
38	MSC Industrial Direct Co., Inc., Class A	3,110
12	W.W. Grainger, Inc.	2,970

		9,129

	Total Industrials	55,018

	Information Technology — 22.3%
	Communications Equipment — 1.4%
41	JDS Uniphase Corp. (a)	566
11	Motorola Solutions, Inc.	750
50	ViaSat, Inc. (a)	3,175

		4,491

	Electronic Equipment, Instruments & Components — 3.8%
21	Amphenol Corp., Class A	1,154
25	Arrow Electronics, Inc. (a)	1,429
33	FEI Co.	2,952
91	Ingram Micro, Inc., Class A (a)	2,513
19	IPG Photonics Corp. (a)	1,386
100	Trimble Navigation Ltd. (a)	2,654

		12,088

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 3.9%
18	CoStar Group, Inc. (a)	3,278
15	LinkedIn Corp., Class A (a)	3,526
124	Pandora Media, Inc. (a)	2,211
12	Rackspace Hosting, Inc. (a)	566
74	Twitter, Inc. (a)	2,672
6	Yelp, Inc. (a)	335

		12,588

	IT Services — 3.8%
35	Accenture plc, (Ireland), Class A	3,081
27	Automatic Data Processing, Inc.	2,215
61	CoreLogic, Inc. (a)	1,924
11	FleetCor Technologies, Inc. (a)	1,688
69	Paychex, Inc.	3,184

		12,092

	Semiconductors & Semiconductor Equipment — 1.6%
200	Advanced Micro Devices, Inc. (a)	534
22	Analog Devices, Inc.	1,238
30	Avago Technologies Ltd., (Singapore)	3,040
26	SunEdison, Inc. (a)	511

		5,323

	Software — 6.0%
61	CommVault Systems, Inc. (a)	3,145
101	FireEye, Inc. (a)	3,175
28	NetSuite, Inc. (a)	3,043
26	ServiceNow, Inc. (a)	1,740
35	Splunk, Inc. (a)	2,037
5	Tableau Software, Inc., Class A (a)	384
22	Ultimate Software Group, Inc. (The) (a)	3,208
931	Zynga, Inc., Class A (a)	2,475

		19,207

	Technology Hardware, Storage & Peripherals — 1.8%
108	NCR Corp. (a)	3,136
30	Stratasys Ltd. (a)	2,517

		5,653

	Total Information Technology	71,442

	Materials — 3.9%
	Chemicals — 2.8%
18	Air Products & Chemicals, Inc.	2,591
52	FMC Corp.	2,962
28	Praxair, Inc.	3,617

		9,170

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Metals & Mining — 1.1%
44	Carpenter Technology Corp.	2,184
32	Southern Copper Corp.	894
11	TimkenSteel Corp.	395

		3,473

	Total Materials	12,643

	Telecommunication Services — 1.4%
	Wireless Telecommunication Services — 1.4%
376	Sprint Corp. (a)	1,562
84	Telephone & Data Systems, Inc.	2,116
18	United States Cellular Corp. (a)	703

	Total Telecommunication Services	4,381

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.0%
	Electric Utilities — 1.0%
43	Southern Co. (The)	2,114
30	Xcel Energy, Inc.	1,084

		3,198

	Multi-Utilities — 2.0%
46	Dominion Resources, Inc.	3,550
69	NiSource, Inc.	2,927

		6,477

	Total Utilities	9,675

	Total Securities Sold Short (Proceeds $291,535)	$297,278

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	S&P Mid Cap 400	03/20/15	$(1,014)	$12
(5)	E-mini S&P 500	03/20/15	(513)	6

				$18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.6%
	Consumer Discretionary — 14.9%
	Distributors — 0.4%
369	Genuine Parts Co.	39,292

	Hotels, Restaurants & Leisure — 0.7%
1,489	ClubCorp Holdings, Inc.	26,701
2,166	La Quinta Holdings, Inc. (a)	47,773

		74,474

	Household Durables — 0.6%
2,281	Brookfield Residential Properties, Inc., (Canada) (a)	54,874

	Internet & Catalog Retail — 1.3%
1,485	Expedia, Inc.	126,726

	Media — 5.1%
623	CBS Corp. (Non-Voting), Class B	34,477
461	DIRECTV (a)	40,003
2,199	DISH Network Corp., Class A (a)	160,278
1,642	Entercom Communications Corp., Class A (a)	19,962
1,275	Gannett Co., Inc.	40,724
933	Omnicom Group, Inc.	72,256
514	Time Warner, Inc.	43,880
1,744	Time, Inc.	42,912
1,287	Twenty-First Century Fox, Inc., Class B	47,463

		501,955

	Multiline Retail — 1.5%
2,360	Kohl’s Corp.	144,024

	Specialty Retail — 4.4%
153	AutoZone, Inc. (a)	94,922
1,034	Bed Bath & Beyond, Inc. (a)	78,767
2,673	Best Buy Co., Inc.	104,198
1,835	Gap, Inc. (The)	77,280
749	Home Depot, Inc. (The)	78,582

		433,749

	Textiles, Apparel & Luxury Goods — 0.9%
654	Coach, Inc.	24,572
597	Hanesbrands, Inc.	66,659

		91,231

	Total Consumer Discretionary	1,466,325

	Consumer Staples — 4.7%
	Beverages — 0.8%
1,055	Dr. Pepper Snapple Group, Inc.	75,592

	Food & Staples Retailing — 1.5%
809	CVS Health Corp.	77,886

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
1,131	Kroger Co. (The)	72,621

		150,507

	Food Products — 1.0%
1,081	Post Holdings, Inc. (a)	45,279
635	TreeHouse Foods, Inc. (a)	54,276

		99,555

	Household Products — 1.4%
1,546	Procter & Gamble Co. (The)	140,816

	Total Consumer Staples	466,470

	Energy — 7.1%
	Oil, Gas & Consumable Fuels — 7.1%
2,223	CONSOL Energy, Inc.	75,153
1,205	Devon Energy Corp.	73,752
2,718	Exxon Mobil Corp.	251,297
1,049	Kinder Morgan, Inc.	44,375
1,646	Marathon Oil Corp.	46,571
1,923	PBF Energy, Inc., Class A	51,230
1,444	Phillips 66	103,549
1,868	Southwestern Energy Co. (a)	50,978

	Total Energy	696,905

	Financials — 32.1%
	Banks — 11.8%
9,141	Bank of America Corp.	163,533
2,322	Citigroup, Inc.	125,635
2,042	Citizens Financial Group, Inc.	50,752
3,593	Fifth Third Bancorp	73,208
861	First Republic Bank	44,879
429	M&T Bank Corp.	53,872
1,154	National Bank Holdings Corp., Class A	22,394
1,088	PNC Financial Services Group, Inc. (The)	99,258
2,302	SunTrust Banks, Inc.	96,433
2,397	U.S. Bancorp	107,732
5,993	Wells Fargo & Co.	328,547

		1,166,243

	Capital Markets — 3.4%
454	Ameriprise Financial, Inc.	60,002
1,756	Legg Mason, Inc.	93,692
726	Northern Trust Corp.	48,927
1,549	T. Rowe Price Group, Inc.	133,025

		335,646

	Consumer Finance — 2.6%
4,235	Ally Financial, Inc. (a)	100,021

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — continued
1,903	Capital One Financial Corp.	157,126

		257,147

	Insurance — 9.5%
109	Alleghany Corp. (a)	50,681
1,045	Allied World Assurance Co. Holdings AG, (Switzerland)	39,607
2,368	American International Group, Inc.	132,648
2,365	CNO Financial Group, Inc.	40,729
2,511	Hartford Financial Services Group, Inc. (The)	104,688
4,234	Loews Corp.	177,901
1,106	Marsh & McLennan Cos., Inc.	63,279
1,998	Old Republic International Corp.	29,231
1,091	Prudential Financial, Inc.	98,692
906	Travelers Cos., Inc. (The)	95,858
2,041	Unum Group	71,179
638	W.R. Berkley Corp.	32,709

		937,202

	Real Estate Investment Trusts (REITs) — 3.7%
1,910	American Homes 4 Rent, Class A	32,527
1,639	American Residential Properties, Inc. (a)	28,801
2,328	Brixmor Property Group, Inc.	57,832
488	EastGroup Properties, Inc.(m)	30,869
2,245	Excel Trust, Inc.	30,057
2,349	Kimco Realty Corp. (m)	59,044
1,580	Rayonier, Inc. (m)	44,134
2,196	Weyerhaeuser Co. (m)	78,796

		362,060

	Real Estate Management & Development — 0.7%
1,260	Brookfield Asset Management, Inc., (Canada), Class A	63,164

	Thrifts & Mortgage Finance — 0.4%
4,049	Hudson City Bancorp, Inc.	40,973

	Total Financials	3,162,435

	Health Care — 8.6%
	Health Care Providers & Services — 2.3%
972	Aetna, Inc.	86,316
480	National Healthcare Corp.	30,136
1,108	UnitedHealth Group, Inc.	112,018

		228,470

	Pharmaceuticals — 6.3%
1,900	Johnson & Johnson	198,714
2,732	Merck & Co., Inc.	155,162
6,659	Pfizer, Inc.	207,434

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
390	Valeant Pharmaceuticals International, Inc. (a)	55,842

		617,152

	Total Health Care	845,622

	Industrials — 8.3%
	Aerospace & Defense — 2.1%
896	Honeywell International, Inc.	89,548
1,024	United Technologies Corp.	117,737

		207,285

	Airlines — 1.0%
1,986	Delta Air Lines, Inc.	97,677

	Industrial Conglomerates — 0.9%
998	Carlisle Cos., Inc.	90,017

	Machinery — 2.4%
537	Crane Co.	31,522
1,512	Dover Corp.	108,412
1,045	Illinois Tool Works, Inc.	98,933

		238,867

	Marine — 0.3%
376	Kirby Corp. (a)	30,382

	Professional Services — 0.9%
1,063	Equifax, Inc.	85,997

	Trading Companies & Distributors — 0.7%
261	W.W. Grainger, Inc.	66,450

	Total Industrials	816,675

	Information Technology — 5.4%
	Communications Equipment — 1.9%
4,243	Cisco Systems, Inc.	118,030
896	QUALCOMM, Inc.	66,618

		184,648

	IT Services — 0.5%
2,633	Western Union Co. (The)	47,164

	Semiconductors & Semiconductor Equipment — 1.9%
1,016	Analog Devices, Inc.	56,419
577	KLA-Tencor Corp.	40,554
1,799	Texas Instruments, Inc.	96,200

		193,173

	Software — 0.5%
1,130	Microsoft Corp.	52,483

	Technology Hardware, Storage & Peripherals — 0.6%
1,516	Hewlett-Packard Co.	60,857

	Total Information Technology	538,325

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 3.6%
	Chemicals — 0.7%
1,465	Mosaic Co. (The)	66,882

	Construction Materials — 1.0%
892	Martin Marietta Materials, Inc.	98,445

	Containers & Packaging — 1.5%
989	Ball Corp.	67,420
1,427	Rock-Tenn Co., Class A	87,013

		154,433

	Paper & Forest Products — 0.4%
1,303	KapStone Paper & Packaging Corp.	38,188

	Total Materials	357,948

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
2,385	Verizon Communications, Inc.	111,557

	Utilities — 5.8%
	Electric Utilities — 4.6%
1,233	American Electric Power Co., Inc.	74,850
1,049	Duke Energy Corp.	87,650
1,025	Edison International	67,106
851	NextEra Energy, Inc.	90,474
1,013	Northeast Utilities	54,232
2,204	Xcel Energy, Inc.	79,157

		453,469

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.2%
560	NiSource, Inc.	23,734
819	Sempra Energy	91,158

		114,892

	Total Utilities	568,361

	Total Common Stocks (Cost $7,299,304)	9,030,623

Short-Term Investment — 8.1%
	Investment Company — 8.1%
794,754	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $794,754)	794,754

	Total Investments — 99.7% (Cost $8,094,058)	9,825,377
	Other Assets in Excess of Liabilities — 0.3%	29,318

	NET ASSETS — 100.0%	$9,854,695

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for future contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(l)	— The rate shown is the current yield as of December 31, 2014
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$4,021,280		$2,974,871	$2,286,060
Investments in affiliates, at value	141,289		97,564	76,415

Total investment securities, at value	4,162,569		3,072,435	2,362,475
Receivables:
Fund shares sold	10,650		3,558	13,304
Dividends from non-affiliates	860		3,163	333
Dividends from affiliates	5		3	4
Other assets	129		—	—

Total Assets	4,174,213		3,079,159	2,376,116

LIABILITIES:
Payables:
Investment securities purchased	145		—	—
Fund shares redeemed	2,043		1,552	3,589
Accrued liabilities:
Investment advisory fees	2,240		1,650	1,246
Administration fees	287		199	149
Distribution fees	304		53	210
Shareholder servicing fees	356		13	219
Custodian and accounting fees	43		53	33
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)
Transfer agent fees	233		556	720
Other	126		34	104

Total Liabilities	5,777		4,111	6,270

Net Assets	$4,168,436		$3,075,048	$2,369,846

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$3,047,492	$2,306,211	$1,727,354
Accumulated undistributed (distributions in excess of) net investment income	(15,966)	(991)	(11,359)
Accumulated net realized gains (losses)	38,069	12,275	21,989
Net unrealized appreciation (depreciation)	1,098,841	757,553	631,862

Total Net Assets	$4,168,436	$3,075,048	$2,369,846

Net Assets:
Class A	$872,880	$185,853	$844,077
Class B	2,295	—	4,247
Class C	194,883	22,366	53,753
Class R2	—	687	4,059
Class R5	47,921	589	44,142
Class R6	1,993,565	1,066,585	92,712
Select Class	1,056,892	1,798,968	1,326,856

Total	$4,168,436	$3,075,048	$2,369,846

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	60,917	4,170	33,570
Class B	177	—	252
Class C	15,021	511	2,577
Class R2	—	15	149
Class R5	3,246	13	1,560
Class R6	134,927	23,779	3,270
Select Class	72,343	40,114	47,145
Net Asset Value (a):
Class A — Redemption price per share	$14.33	$44.57	$25.14
Class B — Offering price per share (b)	12.96	—	16.85
Class C — Offering price per share (b)	12.97	43.77	20.86
Class R2 — Offering and redemption price per share	—	44.50	27.21
Class R5 — Offering and redemption price per share	14.77	44.85	28.30
Class R6 — Offering and redemption price per share	14.78	44.85	28.36
Select Class — Offering and redemption price per share	14.61	44.85	28.14
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$15.12	$47.04	$26.53

Cost of investments in non-affiliates	$2,922,439	$2,217,318	$1,654,198
Cost of investments in affiliates	141,289	97,564	76,415

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$15,610,358	$298,016		$9,030,623
Investments in affiliates, at value	448,474	20,186		794,754

Total investment securities, at value	16,058,832	318,202		9,825,377
Cash	—	123		—
Deposits at broker for futures contracts	—	210		—
Deposits at broker for securities sold short	—	299,435		—
Receivables:
Investment securities sold	—	5,369		—
Fund shares sold	22,268	1		34,949
Dividends from non-affiliates	31,078	374		8,772
Dividends from affiliates	15	2		24
Variation margin on futures contracts	—	40		—

Total Assets	16,112,193	623,756		9,869,122

LIABILITIES:
Payables:
Securities sold short, at value	—	297,278		—
Dividend expense to non-affiliates on securities sold short	—	133		—
Investment securities purchased	—	4,876		—
Fund shares redeemed	103,355	33		6,492
Accrued liabilities:
Investment advisory fees	8,007	273		4,966
Administration fees	712	—		536
Distribution fees	1,009	7		787
Shareholder servicing fees	901	71		986
Custodian and accounting fees	250	20		89
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	2
Other	4,873	57		569

Total Liabilities	119,109	302,748		14,427

Net Assets	$15,993,084	$321,008		$9,854,695

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,240,088	$338,991	$8,140,900
Accumulated undistributed (distributions in excess of) net investment income	(1,520)	(4,446)	(808)
Accumulated net realized gains (losses)	139,706	(70,527)	(16,716)
Net unrealized appreciation (depreciation)	5,614,810	56,990	1,731,319

Total Net Assets	$15,993,084	$321,008	$9,854,695

Net Assets:
Class A	$2,700,548	$7,007	$2,151,927
Class B	8,990	156	—
Class C	613,455	7,655	552,738
Class R2	75,043	—	—
Institutional Class	10,164,312	—	4,179,965
Select Class	2,430,736	306,190	2,970,065

Total	$15,993,084	$321,008	$9,854,695

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	74,051	696	72,533
Class B	252	16	—
Class C	17,335	803	18,658
Class R2	2,127	—	—
Institutional Class	273,625	—	140,235
Select Class	66,048	29,816	99,734

Net Asset Value (a):
Class A — Redemption price per share	$36.47	$10.07	$29.67
Class B — Offering price per share (b)	35.73	9.52	—
Class C — Offering price per share (b)	35.39	9.53	29.62
Class R2 — Offering and redemption price per share	35.29	—	—
Institutional Class — Offering and redemption price per share	37.15	—	29.81
Select Class — Offering and redemption price per share	36.80	10.27	29.78
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$38.49	$10.63	$31.31

Cost of investments in non-affiliates	$9,995,548	$235,301	$7,299,304
Cost of investments in affiliates	448,474	20,186	794,754
Proceeds from securities sold short	—	291,535	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$11,034	$19,597	$6,011
Dividend income from affiliates	11	10	13

Total investment income	11,045	19,607	6,024

EXPENSES:
Investment advisory fees	12,463	9,517	7,204
Administration fees	1,582	1,208	914
Distribution fees:
Class A	972	210	971
Class B	9	—	17
Class C	626	78	178
Class R2	—	2	7
Shareholder servicing fees:
Class A	972	210	971
Class B	3	—	6
Class C	209	26	59
Class R2	—	1	4
Class R5	166	— (a)	8
Select Class	1,277	2,218	1,584
Custodian and accounting fees	54	51	35
Interest expense to affiliates	— (a)	—	—
Professional fees	35	35	30
Trustees’ and Chief Compliance Officer’s fees	18	13	11
Printing and mailing costs	103	157	111
Registration and filing fees	133	93	55
Transfer agent fees	874	1,513	1,245
Other	178	284	17

Total expenses	19,674	15,616	13,427

Less fees waived	(449)	(2,847)	(1,850)
Less expense reimbursements	—	(19)	(2)

Net expenses	19,225	12,750	11,575

Net investment income (loss)	(8,180)	6,857	(5,551)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	64,047	62,348	61,706
Change in net unrealized appreciation/depreciation of investments in non-affiliates	129,273	59,933	(5,841)

Net realized/unrealized gains (losses)	193,320	122,281	55,865

Change in net assets resulting from operations	$185,140	$129,138	$50,314

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$167,159	$2,880	$88,518
Dividend income from affiliates	42	9	67

Total investment income	167,201	2,889	88,585

EXPENSES:
Investment advisory fees	50,926	2,609	28,378
Administration fees	6,464	172	3,601
Distribution fees:
Class A	3,593	10	2,396
Class B	36	1	—
Class C	2,259	31	1,743
Class R2	180	—	—
Shareholder servicing fees:
Class A	3,593	10	2,396
Class B	12	— (a)	—
Class C	753	10	581
Class R2	90	—	—
Institutional Class	4,510	—	1,803
Select Class	3,865	501	3,430
Custodian and accounting fees	235	18	109
Interest expense to affiliates	—	— (a)	—
Professional fees	118	28	48
Trustees’ and Chief Compliance Officer’s fees	76	2	38
Printing and mailing costs	519	4	213
Registration and filing fees	157	24	172
Transfer agent fees	8,328	35	2,758
Other	723	7	381
Dividend expense to non-affiliates on securities sold short	—	2,304	—
Interest expense to non-affiliates on securities sold short	—	311	—

Total expenses	86,437	6,077	48,047

Less fees waived	(13,998)	(852)	(5,324)
Less expense reimbursements	(19)	— (a)	—

Net expenses	72,420	5,225	42,723

Net investment income (loss)	94,781	(2,336)	45,862

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	570,998	30,678	42,577
Futures	—	569	—
Securities sold short	—	(40,678)	—

Net realized gain (loss)	570,998	(9,431)	42,577

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	298,211	(10,409)	402,206
Futures	—	39	—
Securities sold short	—	28,989	—

Change in net unrealized appreciation/depreciation	298,211	18,619	402,206

Net realized/unrealized gains (losses)	869,209	9,188	444,783

Change in net assets resulting from operations	$963,990	$6,852	$490,645

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(8,180)	$(7,964)	$6,857	$4,036
Net realized gain (loss)	64,047	223,546	62,348	135,142
Distributions of capital gains received from investment company affiliates	—	3	—	1
Change in net unrealized appreciation/depreciation	129,273	492,238	59,933	222,527

Change in net assets resulting from operations	185,140	707,823	129,138	361,706

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(206)	(29)
From net realized gains	(32,469)	(21,773)	(7,964)	(4,217)
Class B
From net realized gains	(98)	(123)	—	—
Class C
From net investment income	—	—	(3)	—
From net realized gains	(7,969)	(4,242)	(987)	(1,100)
Class R2 (a)
From net investment income	—	—	(1)	— (b)
From net realized gains	—	—	(30)	—
Class R5 (a)
From net investment income	—	—	(1)	— (b)
From net realized gains	(1,758)	(54,106)	(26)	—
Class R6 (a)
From net investment income	—	—	(3,034)	(913)
From net realized gains	(73,271)	—	(46,016)	—
Select Class
From net investment income	—	—	(4,068)	(3,282)
From net realized gains	(39,626)	(49,152)	(78,884)	(90,616)

Total distributions to shareholders	(155,191)	(129,396)	(141,220)	(100,157)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	573,280	987,358	313,960	1,551,394

NET ASSETS:
Change in net assets	603,229	1,565,785	301,878	1,812,943
Beginning of period	3,565,207	1,999,422	2,773,170	960,227

End of period	$4,168,436	$3,565,207	$3,075,048	$2,773,170

Accumulated undistributed (distributions in excess of) net investment income	$(15,966)	$(7,786)	$(991)	$(535)

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,551)	$(6,054)	$94,781	$103,278
Net realized gain (loss)	61,706	314,124	570,998	1,068,473
Distributions of capital gains received from investment company affiliates	—	— (a)	—	6
Change in net unrealized appreciation/depreciation	(5,841)	225,799	298,211	1,889,585

Change in net assets resulting from operations	50,314	533,869	963,990	3,061,342

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(15,287)	(14,338)
From net realized gains	(80,615)	(69,231)	(197,218)	(135,361)
Class B
From net realized gains	(608)	(943)	(668)	(524)
Class C
From net investment income	—	—	(1,024)	(38)
From net realized gains	(6,222)	(3,392)	(45,175)	(24,588)
Class R2
From net investment income	—	—	(331)	(201)
From net realized gains	(345)	(58)	(5,603)	(2,784)
Class R5
From net realized gains	(3,427)	(2,276)	—	—
Class R6
From net realized gains	(7,943)	(5,408)	—	—
Institutional Class
From net investment income	—	—	(108,605)	(69,637)
From net realized gains	—	—	(711,308)	(318,626)
Select Class
From net investment income	—	—	(19,269)	(17,743)
From net realized gains	(119,065)	(99,863)	(172,337)	(112,976)

Total distributions to shareholders	(218,225)	(181,171)	(1,276,825)	(696,816)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	355,953	251,309	660,334	18,077

NET ASSETS:
Change in net assets	188,042	604,007	347,499	2,382,603
Beginning of period	2,181,804	1,577,797	15,645,585	13,262,982

End of period	$2,369,846	$2,181,804	$15,993,084	$15,645,585

Accumulated undistributed (distributions in excess of) net investment income	$(11,359)	$(5,808)	$(1,520)	$48,215

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,336)	$(4,373)	$45,862	$83,781
Net realized gain (loss)	(9,431)	9,737	42,577	278,242
Distributions of capital gains received from investment company affiliates	—	— (a)	—	5
Change in net unrealized appreciation/depreciation	18,619	(136)	402,206	747,106

Change in net assets resulting from operations	6,852	5,228	490,645	1,109,134

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(18,586)	(6,931)
From net realized gains	—	—	(49,085)	(30,061)
Class C
From net investment income	—	—	(2,882)	(562)
From net realized gains	—	—	(12,315)	(7,282)
Institutional Class
From net investment income	—	—	(51,909)	(19,755)
From net realized gains	—	—	(93,724)	(54,303)
Select Class
From net investment income	—	—	(31,036)	(12,951)
From net realized gains	—	—	(67,644)	(42,336)

Total distributions to shareholders	—	—	(327,181)	(174,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(136,846)	101,988	1,997,787	3,061,568

NET ASSETS:
Change in net assets	(129,994)	107,216	2,161,251	3,996,521
Beginning of period	451,002	343,786	7,693,444	3,696,923

End of period	$321,008	$451,002	$9,854,695	$7,693,444

Accumulated undistributed (distributions in excess of) net investment income	$(4,446)	$(2,110)	$(808)	$57,743

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$223,391	$463,212	$39,469	$92,281
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,694
Distributions reinvested	31,822	21,355	8,101	4,242
Cost of shares redeemed	(104,576)	(135,058)	(16,733)	(16,208)

Change in net assets resulting from Class A capital transactions	$150,637	$349,509	$30,837	$123,009

Class B
Proceeds from shares issued	$129	$342	$—	$—
Distributions reinvested	94	118	—	—
Cost of shares redeemed	(344)	(599)	—	—

Change in net assets resulting from Class B capital transactions	$(121)	$(139)	$—	$—

Class C
Proceeds from shares issued	$58,436	$101,473	$2,900	$11,105
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,648
Distributions reinvested	6,954	3,500	988	1,100
Cost of shares redeemed	(14,461)	(18,573)	(1,386)	(1,925)

Change in net assets resulting from Class C capital transactions	$50,929	$86,400	$2,502	$11,928

Class R2 (a)
Proceeds from shares issued	$—	$—	$131	$51
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	632
Distributions reinvested	—	—	18	— (b)
Cost of shares redeemed	—	—	(141)	(28)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$8	$655

Class R5 (a)
Proceeds from shares issued	$63,965	$540,555	$481	$1
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	87
Distributions reinvested	1,758	54,106	27	— (b)
Cost of shares redeemed	(1,499,170)	(225,926)	(44)	—

Change in net assets resulting from Class R5 capital transactions	$(1,433,447)	$368,735	$464	$88

Class R6 (a)
Proceeds from shares issued	$1,672,189	$276,436	$202,904	$108,850
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	676,262
Distributions reinvested	70,799	—	48,799	906
Cost of shares redeemed	(11,553)	(11,268)	(6,760)	(751)

Change in net assets resulting from Class R6 capital transactions	$1,731,435	$265,168	$244,943	$785,267

Select Class
Proceeds from shares issued	$164,859	$429,743	$160,248	$490,477
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	390,167
Distributions reinvested	23,846	20,345	60,283	82,318
Cost of shares redeemed	(114,858)	(532,403)	(185,325)	(332,515)

Change in net assets resulting from Select Class capital transactions	$73,847	$(82,315)	$35,206	$630,447

Total change in net assets resulting from capital transactions	$573,280	$987,358	$313,960	$1,551,394

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Amount rounds to less than 1,000 dollars.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	15,587	34,641	886	2,197
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	995
Reinvested	2,270	1,645	188	107
Redeemed	(7,319)	(10,120)	(378)	(381)

Change in Class A Shares	10,538	26,166	696	2,918

Class B
Issued	10	28	—	—
Reinvested	7	10	—	—
Redeemed	(26)	(50)	—	—

Change in Class B Shares	(9)	(12)	—	—

Class C
Issued	4,483	8,282	67	269
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	39
Reinvested	547	295	23	28
Redeemed	(1,120)	(1,524)	(32)	(46)

Change in Class C Shares	3,910	7,053	58	290

Class R2 (a)
Issued	—	—	2	2
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15
Reinvested	—	—	1	— (b)
Redeemed	—	—	(4)	(1)

Change in Class R2 Shares	—	—	(1)	16

Class R5 (a)
Issued	4,356	39,731	11	— (b)
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2
Reinvested	122	4,065	1	— (b)
Redeemed	(100,595)	(15,945)	(1)	—

Change in Class R5 Shares	(96,117)	27,851	11	2

Class R6 (a)
Issued	112,242	19,372	4,579	2,551
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15,676
Reinvested	4,896	—	1,121	20
Redeemed	(792)	(791)	(150)	(18)

Change in Class R6 Shares	116,346	18,581	5,550	18,229

Select Class
Issued	11,313	31,913	3,586	11,736
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	9,044
Reinvested	1,668	1,541	1,386	2,060
Redeemed	(7,901)	(38,838)	(4,137)	(7,967)

Change in Select Class Shares	5,080	(5,384)	835	14,873

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$154,352	$117,470	$190,442	$455,863
Distributions reinvested	76,908	65,053	195,292	139,350
Cost of shares redeemed	(88,838)	(127,370)	(1,035,632)	(880,766)

Change in net assets resulting from Class A capital transactions	$142,422	$55,153	$(649,898)	$(285,553)

Class B
Proceeds from shares issued	$22	$60	$16	$98
Distributions reinvested	593	905	639	502
Cost of shares redeemed	(1,061)	(3,553)	(2,136)	(7,405)

Change in net assets resulting from Class B capital transactions	$(446)	$(2,588)	$(1,481)	$(6,805)

Class C
Proceeds from shares issued	$16,756	$14,903	$17,013	$27,504
Distributions reinvested	5,274	2,860	36,724	19,472
Cost of shares redeemed	(4,181)	(5,376)	(36,801)	(66,037)

Change in net assets resulting from Class C capital transactions	$17,849	$12,387	$16,936	$(19,061)

Class R2
Proceeds from shares issued	$2,717	$1,589	$9,372	$21,879
Distributions reinvested	345	58	5,637	2,790
Cost of shares redeemed	(599)	(276)	(10,283)	(20,179)

Change in net assets resulting from Class R2 capital transactions	$2,463	$1,371	$4,726	$4,490

Class R5
Proceeds from shares issued	$18,990	$11,177	$—	$—
Distributions reinvested	3,427	2,276	—	—
Cost of shares redeemed	(3,103)	(8,354)	—	—

Change in net assets resulting from Class R5 capital transactions	$19,314	$5,099	$—	$—

Class R6
Proceeds from shares issued	$20,429	$33,802	$—	$—
Distributions reinvested	7,291	4,757	—	—
Cost of shares redeemed	(15,047)	(12,254)	—	—

Change in net assets resulting from Class R6 capital transactions	$12,673	$26,305	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$1,906,087	$1,953,853
Distributions reinvested	—	—	686,825	315,542
Cost of shares redeemed	—	—	(775,800)	(1,555,034)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,817,112	$714,361

Select Class
Proceeds from shares issued	$172,723	$235,397	$874,338	$551,560
Distributions reinvested	103,039	84,914	174,083	120,569
Cost of shares redeemed	(114,084)	(166,729)	(1,575,482)	(1,061,484)

Change in net assets resulting from Select Class capital transactions	$161,678	$153,582	$(527,061)	$(389,355)

Total change in net assets resulting from capital transactions	$355,953	$251,309	$660,334	$18,077

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	5,901	4,546	5,152	13,275
Reinvested	3,166	2,708	5,494	4,172
Redeemed	(3,335)	(4,940)	(27,993)	(25,729)

Change in Class A Shares	5,732	2,314	(17,347)	(8,282)

Class B
Issued	1	3	— (a)	4
Reinvested	37	53	18	15
Redeemed	(56)	(193)	(57)	(223)

Change in Class B Shares	(18)	(137)	(39)	(204)

Class C
Issued	744	673	483	830
Reinvested	262	140	1,070	602
Redeemed	(187)	(244)	(1,025)	(1,968)

Change in Class C Shares	819	569	528	(536)

Class R2
Issued	94	58	261	654
Reinvested	13	2	164	86
Redeemed	(21)	(10)	(289)	(599)

Change in Class R2 Shares	86	50	136	141

Class R5
Issued	639	397	—	—
Reinvested	125	86	—	—
Redeemed	(104)	(293)	—	—

Change in Class R5 Shares	660	190	—	—

Class R6
Issued	689	1,187	—	—
Reinvested	266	179	—	—
Redeemed	(503)	(432)	—	—

Change in Class R6 Shares	452	934	—	—

Institutional Class
Issued	—	—	49,420	55,438
Reinvested	—	—	18,860	9,240
Redeemed	—	—	(20,573)	(44,220)

Change in Institutional Class Shares	—	—	47,707	20,458

Select Class
Issued	5,934	8,322	23,375	15,917
Reinvested	3,790	3,204	4,839	3,571
Redeemed	(3,872)	(5,903)	(41,079)	(30,426)

Change in Select Class Shares	5,852	5,623	(12,865)	(10,938)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$256	$2,563	$615,706	$931,606
Distributions reinvested	—	—	63,610	34,685
Cost of shares redeemed	(3,682)	(6,487)	(264,402)	(255,314)

Change in net assets resulting from Class A capital transactions	$(3,426)	$(3,924)	$414,914	$710,977

Class B
Proceeds from shares issued	$—	$3	$—	$—
Cost of shares redeemed	(55)	(325)	—	—

Change in net assets resulting from Class B capital transactions	$(55)	$(322)	$—	$—

Class C
Proceeds from shares issued	$367	$505	$154,592	$164,051
Distributions reinvested	—	—	12,024	6,053
Cost of shares redeemed	(1,424)	(3,141)	(26,075)	(28,716)

Change in net assets resulting from Class C capital transactions	$(1,057)	$(2,636)	$140,541	$141,388

Institutional Class
Proceeds from shares issued	$—	$—	$1,108,871	$1,480,427
Distributions reinvested	—	—	134,005	69,075
Cost of shares redeemed	—	—	(173,103)	(330,856)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,069,773	$1,218,646

Select Class
Proceeds from shares issued	$5,339	$114,928	$398,848	$1,276,857
Distributions reinvested	—	—	87,369	49,543
Cost of shares redeemed	(137,647)	(6,058)	(113,658)	(335,843)

Change in net assets resulting from Select Class capital transactions	$(132,308)	$108,870	$372,559	$990,557

Total change in net assets resulting from capital transactions	$(136,846)	$101,988	$1,997,787	$3,061,568

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	25	262	21,021	34,698
Reinvested	—	—	2,177	1,320
Redeemed	(369)	(663)	(9,035)	(9,483)

Change in Class A Shares	(344)	(401)	14,163	26,535

Class B
Issued	—	1	—	—
Redeemed	(6)	(36)	—	—

Change in Class B Shares	(6)	(35)	—	—

Class C
Issued	39	54	5,285	6,062
Reinvested	—	—	414	232
Redeemed	(151)	(338)	(895)	(1,062)

Change in Class C Shares	(112)	(284)	4,804	5,232

Institutional Class
Issued	—	—	37,756	54,588
Reinvested	—	—	4,545	2,610
Redeemed	—	—	(5,853)	(12,230)

Change in Institutional Class Shares	—	—	36,448	44,968

Select Class
Issued	527	11,408	13,607	47,271
Reinvested	—	—	2,972	1,877
Redeemed	(13,502)	(607)	(3,865)	(12,507)

Change in Select Class Shares	(12,975)	10,801	12,714	36,641

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$14.24	$(0.05	)(f)	$0.71	$0.66	$—	$(0.57)	$(0.57)
Year Ended June 30, 2014	11.43	(0.07	)(f)	3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	12.97	(0.08	)(f)	0.64	0.56	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.50	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	12.98	(0.08	)(f)	0.64	0.56	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—

Class R5
Six Months Ended December 31, 2014 (Unaudited)	14.63	(0.02	)(f)	0.73	0.71	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(i)	0.93	0.93	—	—	—

Class R6
Six Months Ended December 31, 2014 (Unaudited)	14.64	(0.02	)(f)	0.73	0.71	—	(0.57)	(0.57)
December 23, 2013(j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	14.50	(0.04	)(f)	0.72	0.68	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.33	4.69%	$872,880	1.25%	(0.67)%		1.32%	26%
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102

12.96	4.38	2,295	1.75	(1.17)		1.83	26
12.97	30.15	2,417	1.74	(0.99)		1.81	62
10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102

12.97	4.37	194,883	1.75	(1.17)		1.82	26
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102

14.77	4.91	47,921	0.85	(0.25)		0.86	26
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102

14.78	4.96	1,993,565	0.77	(0.21)		0.78	26
14.64	5.63	271,958	0.80	(0.15)		0.82	62

14.61	4.74	1,056,892	1.06	(0.49)		1.07	26
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$44.91	$0.03	(f)	$1.71	$1.74	$(0.05)	$(2.03)	$(2.08)
Year Ended June 30, 2014	38.10	(0.04	)(g)	10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(g)(h)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(g)(i)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(g)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (j) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2014 (Unaudited)	44.21	(0.06	)(f)	1.65	1.59	— (k)	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24	)(g)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(g)(h)	7.29	7.22	— (k)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(g)(i)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(g)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (j) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (k)	—	— (k)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	44.87	(0.04	)(f)	1.72	1.68	(0.02)	(2.03)	(2.05)
March 14, 2014 (j) through June 30, 2014	42.92	(0.05	)(g)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	45.15	0.13	(f)	1.72	1.85	(0.12)	(2.03)	(2.15)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(g)	2.02	2.06	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	45.15	0.13	(f)	1.73	1.86	(0.13)	(2.03)	(2.16)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(g)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	45.15	0.10	(f)	1.73	1.83	(0.10)	(2.03)	(2.13)
Year Ended June 30, 2014	38.22	0.11	(g)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(g)(h)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(g)(i)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(g)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.03), $(0.12), $(0.10), $0.07, $0.07 and $0.04 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.16)%, (0.67)%, (0.43)%, 0.52%, 0.35% and 0.18% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44.57	4.04%	$185,853	1.24%	0.10	%(f)	1.41%	18%
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(h)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(i)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

43.77	3.77	22,366	1.74	(0.41	)(f)	1.89	18
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(h)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(i)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

44.50	3.92	687	1.49	(0.17	)(f)	1.63	18
44.87	4.56	688	1.47	(0.41)		1.60	47

44.85	4.27	589	0.79	0.83	(f)	0.85	18
45.15	4.77	91	0.78	0.27		0.91	47

44.85	4.29	1,066,585	0.74	0.61	(f)	0.84	18
45.15	4.78	823,036	0.73	0.34		0.86	47

44.85	4.22	1,798,968	0.89	0.44	(f)	1.15	18
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(h)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(i)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$27.49	$(0.09	)(f)	$0.53	$0.44	$(2.79)	$25.14	1.95%
Year Ended June 30, 2014	22.99	(0.13	)(f)(g)	7.42	7.29	(2.79)	27.49	33.44
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)	22.99	23.70
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)	19.52	(6.61)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—	23.30	42.51
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—	16.35	19.52

Class B
Six Months Ended December 31, 2014 (Unaudited)	19.40	(0.11	)(f)	0.35	0.24	(2.79)	16.85	1.73
Year Ended June 30, 2014	17.00	(0.18	)(f)(g)	5.37	5.19	(2.79)	19.40	32.81
Year Ended June 30, 2013	14.76	(0.11	)(f)(h)	3.34	3.23	(0.99)	17.00	22.99
Year Ended June 30, 2012	18.29	(0.12	)(f)(i)	(1.40)	(1.52)	(2.01)	14.76	(7.08)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—	18.29	41.78
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—	12.90	18.89

Class C
Six Months Ended December 31, 2014 (Unaudited)	23.35	(0.14	)(f)	0.44	0.30	(2.79)	20.86	1.69
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)	23.35	32.85
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)	19.97	23.03
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)	17.17	(7.06)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—	20.88	41.75
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—	14.73	18.89

Class R2
Six Months Ended December 31, 2014 (Unaudited)	29.54	(0.13	)(f)	0.59	0.46	(2.79)	27.21	1.88
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)	29.54	33.25
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)	24.56	23.46
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)	20.83	(6.72)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—	24.73	42.29
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—	17.38	19.37

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.14), $(0.19), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.00)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$844,077	1.24%	(0.69)%		1.36%	26%
765,310	1.24	(0.51	)(g)	1.37	69
586,787	1.23	(0.17	)(h)	1.45	70
538,323	1.24	(0.23	)(i)	1.38	70
696,334	1.24	(0.44)		1.36	79
560,054	1.24	(0.53)		1.42	82

4,247	1.74	(1.19)		1.88	26
5,243	1.72	(0.98	)(g)	1.87	69
6,923	1.73	(0.69	)(h)	1.94	70
9,948	1.75	(0.77	)(i)	1.88	70
18,648	1.77	(0.97)		1.86	79
20,893	1.77	(1.07)		1.92	82

53,753	1.74	(1.19)		1.87	26
41,047	1.73	(1.01	)(g)	1.86	69
23,745	1.73	(0.67	)(h)	1.95	70
22,190	1.75	(0.75	)(i)	1.88	70
29,187	1.77	(0.97)		1.86	79
23,389	1.77	(1.06)		1.92	82

4,059	1.40	(0.87)		1.64	26
1,852	1.40	(0.71	)(g)	1.59	69
320	1.39	(0.32	)(h)	1.71	70
230	1.40	(0.35	)(i)	1.63	70
121	1.40	(0.59)		1.60	79
63	1.40	(0.69)		1.67	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Mid Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$30.52	$(0.04	)(f)	$0.61	$0.57	$(2.79)	$28.30	2.18%
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)	30.52	34.06
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)	25.15	24.22
November 1, 2011(j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)	21.18	7.71

Class R6
Six Months Ended December 31, 2014 (Unaudited)	30.57	(0.03	)(f)	0.61	0.58	(2.79)	28.36	2.21
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)	30.57	34.16
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)	25.17	24.26
November 1, 2011(j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)	21.19	7.76

Select Class
Six Months Ended December 31, 2014 (Unaudited)	30.39	(0.06	)(f)	0.60	0.54	(2.79)	28.14	2.09
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)	30.39	33.91
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)	25.08	24.06
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)	21.15	(6.31)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—	24.97	42.93
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—	17.47	19.90

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.14), $(0.19), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.00)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44,142	0.79%	(0.25)%		0.92%	26%
27,454	0.79	(0.06	)(g)	0.92	69
17,848	0.79	0.28	(h)	1.00	70
14,837	0.78	0.31	(i)	0.92	70

92,712	0.74	(0.19)		0.84	26
86,150	0.74	(0.01	)(g)	0.86	69
47,434	0.74	0.34	(h)	0.98	70
13,982	0.73	0.58	(i)	0.87	70

1,326,856	0.93	(0.38)		1.13	26
1,254,748	0.93	(0.20	)(g)	1.12	69
894,740	0.93	0.14	(h)	1.20	70
827,306	0.93	0.09	(i)	1.13	70
1,031,463	0.93	(0.13)		1.10	79
685,843	0.93	(0.22)		1.17	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$37.25	$0.16	(f)(g)	$2.05	$2.21	$(0.20)	$(2.79)	$(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)(h)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(f)(i)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	36.46	0.06	(f)(g)	2.00	2.06	—	(2.79)	(2.79)
Year Ended June 30, 2014	31.05	(0.03	)(f)(h)	6.89	6.86	—	(1.45)	(1.45)
Year Ended June 30, 2013	25.16	0.03	(f)(i)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	36.19	0.07	(f)(g)	1.98	2.05	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)(h)	6.83	6.80	— (j)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(f)(i)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—

Class R2
Six Months Ended December 31, 2014 (Unaudited)	36.14	0.12	(f)(g)	1.97	2.09	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)(h)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(f)(i)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.03), $(0.02), $0.03, $0.18 and $0.10 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.34%, (0.14)%, (0.12)%, 0.15%, 0.94% and 0.53% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14, $(0.03), $(0.03), $0.05, $0.32 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.10)%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$36.47	6.20%	$2,700,548	1.23%	0.84	%(g)	1.39%	10%
37.25	23.25	3,404,974	1.23	0.42	(h)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(i)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34

35.73	5.91	8,990	1.74	0.35	(g)	1.87	10
36.46	22.67	10,619	1.72	(0.08	)(h)	1.87	25
31.05	24.42	15,382	1.74	0.13	(i)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34

35.39	5.92	613,455	1.74	0.38	(g)	1.90	10
36.19	22.63	608,283	1.74	(0.09	)(h)	1.87	25
30.84	24.43	534,813	1.74	0.16	(i)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34

35.29	6.06	75,043	1.49	0.65	(g)	1.66	10
36.14	22.94	71,958	1.49	0.17	(h)	1.62	25
30.81	24.71	57,003	1.49	0.43	(i)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund (continued)
Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	$37.99	$0.28	(f)(g)	$2.07	$2.35	$(0.40)	$(2.79)	$(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)(h)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(f)(i)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	37.61	0.19	(f)(g)	2.08	2.27	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)(h)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(f)(i)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (j)	—	— (j)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.03), $(0.02), $0.03, $0.18 and $0.10 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.34%, (0.14)%, (0.12)%, 0.15%, 0.94% and 0.53% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14, $(0.03), $(0.03), $0.05, $0.32 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.10)%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$37.15	6.45%	$10,164,312	0.74%	1.46	%(g)	0.95%	10%
37.99	23.88	8,581,992	0.74	0.92	(h)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(i)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34

36.80	6.30	2,430,736	0.98	1.00	(g)	1.11	10
37.61	23.59	2,967,759	0.98	0.67	(h)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(i)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$9.91	$(0.07	)(g)	$0.23	$0.16	$10.07	1.61%
Year Ended June 30, 2014	9.79	(0.13	)(g)	0.25	0.12	9.91	1.23
Year Ended June 30, 2013	9.69	(0.11	)(g)(h)	0.21	0.10	9.79	1.03
Year Ended June 30, 2012	9.81	(0.14	)(g)	0.02	(0.12)	9.69	(1.22)
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10	9.81	1.03
Year Ended June 30, 2010	10.21	(0.17	)(g)	(0.33)	(0.50)	9.71	(4.90)

Class B
Six Months Ended December 31, 2014 (Unaudited)	9.39	(0.09	)(g)	0.22	0.13	9.52	1.38
Year Ended June 30, 2014	9.31	(0.17	)(g)	0.25	0.08	9.39	0.86
Year Ended June 30, 2013	9.29	(0.17	)(g)(h)	0.19	0.02	9.31	0.22
Year Ended June 30, 2012	9.47	(0.20	)(g)	0.02	(0.18)	9.29	(1.90)
Year Ended June 30, 2011	9.44	(0.23	)(g)	0.26	0.03	9.47	0.32
Year Ended June 30, 2010	10.01	(0.23	)(g)	(0.34)	(0.57)	9.44	(5.69)

Class C
Six Months Ended December 31, 2014 (Unaudited)	9.40	(0.09	)(g)	0.22	0.13	9.53	1.38
Year Ended June 30, 2014	9.33	(0.17	)(g)	0.24	0.07	9.40	0.75
Year Ended June 30, 2013	9.30	(0.17	)(g)(h)	0.20	0.03	9.33	0.32
Year Ended June 30, 2012	9.48	(0.20	)(g)	0.02	(0.18)	9.30	(1.90)
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02	9.48	0.21
Year Ended June 30, 2010	10.02	(0.23	)(g)	(0.33)	(0.56)	9.46	(5.59)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	10.09	(0.06	)(g)	0.24	0.18	10.27	1.78
Year Ended June 30, 2014	9.94	(0.11	)(g)	0.26	0.15	10.09	1.51
Year Ended June 30, 2013	9.82	(0.09	)(g)(h)	0.21	0.12	9.94	1.22
Year Ended June 30, 2012	9.91	(0.12	)(g)	0.03	(0.09)	9.82	(0.91)
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12	9.91	1.23
Year Ended June 30, 2010	10.27	(0.14	)(g)	(0.34)	(0.48)	9.79	(4.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.93% for the six months ended December 31, 2014, 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for 2013, 1.48% and 1.94% for 2012, 1.49% and 1.95% for 2011 and 1.49% and 1.94% for 2010; for Class B are 1.99% and 2.46% for the six months ended December 31, 2014, 1.99% and 2.41% for the year ended June 30, 2014, 2.16% and 2.38% for 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Class C are 1.99% and 2.43% for the six months ended December 31, 2014, 1.99% and 2.40% for the year ended June 30, 2014, 2.15% and 2.38% for 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Select Class are 1.23% and 1.64% for the six months ended December 31, 2014, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011 and 1.24% and 1.69% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13),$(0.19),$(0.19) and $(0.11) for Class A,Class B,Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%,(2.07)%,(2.06)% and (1.16)% for Class A,Class B,Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$7,007	2.74%	(1.35)%		3.18%	43%	124%
10,301	2.78	(1.36)		3.20	106	227
14,101	3.04	(1.13	)(h)	3.44	94	251
19,759	2.86	(1.42)		3.32	151	316
29,216	2.92	(1.65)		3.38	145	339
94,549	2.94	(1.65)		3.39	146	348

156	3.24	(1.83)		3.71	43	124
209	3.28	(1.88)		3.70	106	227
530	3.70	(1.82	)(h)	3.92	94	251
1,401	3.61	(2.18)		3.83	151	316
3,484	3.67	(2.47)		3.88	145	339
7,849	3.69	(2.39)		3.89	146	348

7,655	3.23	(1.83)		3.69	43	124
8,602	3.28	(1.85)		3.70	106	227
11,181	3.69	(1.81	)(h)	3.92	94	251
15,677	3.61	(2.17)		3.82	151	316
22,094	3.67	(2.46)		3.88	145	339
39,610	3.70	(2.39)		3.89	146	348

306,190	2.48	(1.10)		2.89	43	124
431,890	2.52	(1.07)		2.94	106	227
317,974	2.78	(0.90	)(h)	3.18	94	251
476,803	2.61	(1.17)		3.07	151	316
491,653	2.67	(1.39)		3.13	145	339
433,539	2.70	(1.39)		3.15	146	348

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$29.15	$0.12	(f)	$1.37	$1.49	$(0.26)	$(0.71)	$(0.97)
Year Ended June 30, 2014	24.64	0.34	(f)	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	(f)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(f)	3.17	3.40	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2014 (Unaudited)	29.08	0.04	(f)	1.37	1.41	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	(f)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(f)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(f)	3.17	3.32	(0.12)	—	(0.12)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	29.31	0.19	(f)	1.40	1.59	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	(f)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(f)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(f)	3.18	3.49	(0.26)	—	(0.26)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	29.27	0.15	(f)	1.39	1.54	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	(f)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(f)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(f)	3.19	3.46	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$29.67	5.18%	$2,151,927	1.24%	0.79%	1.36%	9%
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45

29.62	4.91	552,738	1.74	0.30	1.82	9
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45

29.81	5.48	4,179,965	0.74	1.30	0.90	9
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45

29.78	5.31	2,970,065	0.99	1.03	1.06	9
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2**, Class R5**, Class R6** and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.
**	Class R2, Class R5 and Class R6 Shares of Mid Cap Equity Fund commenced operations on March 14, 2014.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,162,569	$—	$—	$4,162,569

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,072,435	$—	$—	$3,072,435

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,362,475	$—	$—	$2,362,475

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,058,832	$—	$—	$16,058,832

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$318,202	$—	$—	$318,202

Total Liabilities for Securities Sold Short (a)	$(297,278)	$—	$—	$(297,278)

Appreciation in Other Financial Instruments
Futures Contracts	$18	$—	$—	$18

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,825,377	$—	$—	$9,825,377

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2014, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$3,319
Ending Notional Balance Short	1,527

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$299	$1
Mid Cap Equity Fund	89	—	(a)
Mid Cap Growth Fund	43	—	(a)
Mid Cap Value Fund	17	1
Multi-Cap Market Neutral Fund	1	—
Value Advantage Fund	297	1

(a)	Amount rounds to less than $1,000.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.80%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015, except Growth Advantage Fund Class R6 which is in place until December 31, 2014 and Mid Cap Equity Fund which is in place until October 31, 2016. Effective January 1, 2015, the contractual expense limitation for Growth Advantage Fund Class R6 was increased to 0.85% until at least October 31, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$40	$3	$332	$375	$—
Mid Cap Equity Fund	816	545	1,396	2,757	19
Mid Cap Growth Fund	636	420	743	1,799	2
Mid Cap Value Fund	5,146	3,337	5,090	13,573	19
Multi-Cap Market Neutral Fund	635	172	3	810	—	(a)
Value Advantage Fund	1,563	1,009	2,184	4,756	—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 was as follows (amounts in thousands):

Growth Advantage Fund	$74
Mid Cap Equity Fund	90
Mid Cap Growth Fund	51
Mid Cap Value Fund	425
Multi-Cap Market Neutral Fund	42
Value Advantage Fund	568

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,255,468	$953,897	$—	$—
Mid Cap Equity Fund	703,146	512,731	—	—
Mid Cap Growth Fund	678,546	551,646	—	—
Mid Cap Value Fund	1,550,189	1,883,654	—	—
Multi-Cap Market Neutral Fund	157,178	273,030	188,296	291,738
Value Advantage Fund	2,152,827	705,819	—	—

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$3,063,728	$1,147,279	$48,438	$1,098,841
Mid Cap Equity Fund	2,314,882	775,491	17,938	757,553
Mid Cap Growth Fund	1,730,613	692,528	60,666	631,862
Mid Cap Value Fund	10,444,022	5,738,724	123,914	5,614,810
Multi-Cap Market Neutral Fund	255,487	66,272	3,557	62,715
Value Advantage Fund	8,094,058	1,792,991	61,672	1,731,319

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

At June 30, 2014, the Funds did not have post-enactment capital loss carryforwards.

At June 30, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018		Total
Mid Cap Growth Fund	$—	$—	$13,557	*	$13,557	*
Mid Cap Value Fund	—	—	34,731	*	34,731	*
Multi-Cap Market Neutral Fund	29,615	—	—		29,615

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014. Average borrowings from the Facility for the six months ended December 31, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Multi-Cap Market Neutral Fund	$21,128	0.21%	4	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, as of December 31, 2014, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	40.6%
Mid Cap Equity Fund	—	30.0
Multi-Cap Market Neutral Fund	89.1%	—
Value Advantage Fund	—	16.7

Additionally, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund each have one or more shareholders, each of which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

As of December 31, 2014, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Business Combinations

In November 2013, the Board of Trustees of JPM I approved management’s proposal to merge JPMorgan Mid Cap Core Fund (the “Target Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s Board of Trustees on November 19-21, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 14, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $1,111,228,000 and identified cost of approximately $904,208,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Mid Cap Core Fund				$207,020
Class A	1,967	$42,694	$21.70
Class C	77	1,648	21.48
Class R2	29	632	21.60
Class R5	4	87	21.87
Class R6	30,932	676,262	21.86
Select Class	17,884	390,167	21.82
Acquiring Fund
Mid Cap Equity Fund				407,160
Class A	1,999	85,802	42.92
Class C	386	16,354	42.32
Select Class	29,489	1,272,165	43.14

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
Mid Cap Equity Fund				$614,180
Class A	2,994	$128,496	$42.92
Class C	425	18,002	42.32
Class R2	15	632	42.92
Class R5	2	87	43.14
Class R6	15,676	676,262	43.14
Select Class	38,533	1,662,333	43.14

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$7,170
Net realized/unrealized gains (losses)	555,924

Change in net assets resulting from operations	$563,094

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 14, 2014.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,046.90	$6.45	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,043.80	9.02	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,043.70	9.01	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R5
Actual	1,000.00	1,049.10	4.39	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,049.60	3.98	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Select Class
Actual	1,000.00	1,047.40	5.47	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,040.40	6.38	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,037.70	8.94	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,039.20	$7.66	1.49%
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,042.70	4.07	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,042.90	3.81	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,042.20	4.58	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,019.50	6.31	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,017.30	8.85	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,016.90	8.85	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,018.80	7.12	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R5
Actual	1,000.00	1,021.80	4.03	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,022.10	3.77	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,020.90	4.74	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	1,062.00	6.39	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,059.10	9.03	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,059.20	9.03	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,060.60	7.74	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual	1,000.00	1,064.50	3.85	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,063.00	5.10	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual	$1,000.00	$1,016.10	$13.92	2.74%
Hypothetical	1,000.00	1,011.39	13.89	2.74
Class B
Actual	1,000.00	1,013.80	16.45	3.24
Hypothetical	1,000.00	1,008.87	16.41	3.24
Class C
Actual	1,000.00	1,013.80	16.40	3.23
Hypothetical	1,000.00	1,008.92	16.36	3.23
Select Class
Actual	1,000.00	1,017.80	12.61	2.48
Hypothetical	1,000.00	1,012.70	12.58	2.48

Value Advantage Fund
Class A
Actual	1,000.00	1,051.80	6.41	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,049.10	8.99	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual	1,000.00	1,054.80	3.83	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,053.10	5.12	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM I, including Mid Cap Equity Fund and Value Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMFMFG held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMFMFG, including Mid Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	248,045
Withheld	2,166

Dr. Matthew Goldstein
In Favor	247,867
Withheld	2,343

Robert J. Higgins
In Favor	193,893
Withheld	56,317

Frankie D. Hughes
In Favor	247,973
Withheld	2,237

Peter C. Marshall
In Favor	247,787
Withheld	2,423

Mary E. Martinez
In Favor	247,969
Withheld	2,241

Marilyn McCoy
In Favor	248,057
Withheld	2,153

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	248,056
Withheld	2,154

William G. Morton, Jr.
In Favor	247,904
Withheld	2,306

Robert A. Oden, Jr.
In Favor	247,855
Withheld	2,355

Marian U. Pardo
In Favor	248,110
Withheld	2,101

Frederick W. Ruebeck
In Favor	247,773
Withheld	2,437

James J. Schonbachler
In Favor	247,959
Withheld	2,251

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

J.P. Morgan Mutual Fund Investment Trust

JPMMFIT held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMMFIT, including Growth Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	215,054
Withheld	617

Dr. Matthew Goldstein
In Favor	215,008
Withheld	662

Robert J. Higgins
In Favor	208,280
Withheld	7,391

Frankie D. Hughes
In Favor	215,086
Withheld	584

Peter C. Marshall
In Favor	215,045
Withheld	625

Mary E. Martinez
In Favor	215,037
Withheld	633

Marilyn McCoy
In Favor	215,057
Withheld	614

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	215,054
Withheld	616

William G. Morton, Jr.
In Favor	215,030
Withheld	640

Robert A. Oden, Jr.
In Favor	215,047
Withheld	623

Marian U. Pardo
In Favor	215,021
Withheld	649

Frederick W. Ruebeck
In Favor	215,049
Withheld	621

James J. Schonbachler
In Favor	215,049
Withheld	622

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals.

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816
Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

Proposal 2: To approve the replacement of the fundamental investment objective for the Mid Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	13,083
Against	326
Abstain	229
Broker Non Votes	15,311

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	39,826
Against	593
Abstain	529
Broker Non Votes	12,639

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the

administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the first, first, and second quintiles for both Class A and Select Class shares for the one-, three- and five year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third and first quintiles for Class A shares for the one- and three year periods ended December 31, 2013, respectively and in the second, first and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the first, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the fourth, first, and second quintiles for Class A shares and in the fourth, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the second, third and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Value Advantage Fund’s performance was in the fourth, second, and second quintiles for Class A shares and in the third, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2015. All rights reserved. December 2014.

SAN-MC-1214

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2014 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European
Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31,
2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on
December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer
maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure

and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended
December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in
Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of
Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six
month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

DECEMBER 31, 2014

J.P. MORGAN LARGE CAP FUNDS

1

CEO’S LETTER

(continued)

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

2

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2014

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of
2014. The Standard & Poor’s 500 Index (“S&P 500”) Index broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late
December, the Dow Jones Industrial Average closed above 18,000 points for the first time.

Overall, U.S. large cap stocks outperformed small cap
stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, the S&P 500 returned 6.12%, while the Russell 1000 Index returned 5.57%, the Russell 1000 Growth Index returned 6.34% and the Russell 1000 Value Index returned 4.78%.

DECEMBER 31, 2014

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

6.89%

S&P 500 Index

6.12%

Net Assets as of 12/31/2014 (In Thousands)

$
5,451,733

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Index (the “S&P 500 Index”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended
December 31, 2014. The Fund’s security selection in the consumer cyclical and retail sectors was a leading contributor to performance relative to the Benchmark, while security selection in the energy and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Royal Caribbean Cruises Ltd., Lowe’s Cos. and United Continental Holdings Inc. Shares of Royal Caribbean, a cruise ship operator, rose on solid quarterly earnings amid increased bookings for its Asia and Europe cruises.
Share of Lowe’s, a home improvement retail chain, strengthened on better-than-expected quarterly sales. Shares of United Continental, owner/operator of United Airlines, which was not held in the Benchmark, rose on strong fundamentals across the airline sector, including strong consumer spending and falling fuel prices.

Leading individual detractors from relative performance included the
Fund’s overweight position in Fluor Corp. and Johnson & Johnson and its underweight position in Gilead Sciences Inc. Shares of Fluor, an engineering and construction services company, fell on expectations of lower earnings. Shares of
Johnson & Johnson, a maker of consumer health care products, declined amid investor disappointment with earnings results. Shares of Gilead, a biopharmaceuticals company, rose on the prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.0
%

2.

Johnson & Johnson

3.4

3.

United Technologies Corp.

2.5

4.

Morgan Stanley

2.3

5.

Microsoft Corp.

2.1

6.

Lowe’s Cos., Inc.

2.1

7.

Biogen Idec, Inc.

2.0

8.

Lam Research Corp.

1.9

9.

Invesco Ltd.

1.9

10.

Boston Scientific Corp.

1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

17.6
%

Financials

16.4

Consumer Discretionary

15.4

Health Care

14.9

Industrials

9.4

Energy

7.9

Consumer Staples

5.3

Materials

4.1

Utilities

4.0

Telecommunication Services

1.1

Short-Term Investments

3.9

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

4

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

September 28, 2001

Without Sales Charge

6.64
%

15.29
%

15.77
%

7.91
%

With Sales Charge**

1.06

9.25

14.54

7.33

CLASS R6 SHARES

March 24, 2003

6.93

15.84

16.36

8.45

INSTITUTIONAL CLASS SHARES

January 3, 1997

6.89

15.74

16.26

8.36

SELECT CLASS SHARES

September 10, 2001

6.77

15.51

16.08

8.18

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2004 to
December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED
DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

2.25%

Russell 1000 Growth Index

6.34%

Net Assets as of 12/31/2014 (In Thousands)

$
328,456

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares)
underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and technology sectors was a leading detractor from performance relative to the Benchmark, while security selection in the consumer staples and financial services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Schlumberger Ltd. and Salix Pharmaceuticals Inc., and its underweight position in Apple Inc. Shares of
Schlumberger, an oilfield services company, declined amid falling global oil prices. Shares of Salix Pharmaceuticals, a drug maker focused on gastrointestinal disorders, fell amid a backup in inventory of its key products. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone and other products.

Leading individual contributors to relative performance included the Fund’s overweight positions in CVS Health Corp., Gilead Sciences Inc. and Celgene
Corp. Shares of CVS, a pharmacy and retail chain, rose on the strength of its integrated retail/pharmacy benefit operations, as well as its joint venture with Cardinal Health Inc. Shares of Gilead, a biopharmaceuticals company, rose on the sales prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Celgene, a biopharmaceutical company, rose on positive results from clinical trials of its Crohn’s disease treatment.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Google, Inc., Class A

5.7
%

2.

Facebook, Inc., Class A

5.7

3.

Kansas City Southern

4.8

4.

MasterCard, Inc., Class A

4.7

5.

TD Ameritrade Holding Corp.

4.4

6.

CVS Health Corp.

4.1

7.

Priceline Group, Inc. (The)

4.1

8.

Gilead Sciences, Inc.

3.8

9.

Alliance Data Systems Corp.

3.2

10.

Celgene Corp.

3.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

35.6
%

Health Care

18.2

Consumer Discretionary

17.0

Industrials

7.2

Financials

7.2

Energy

4.5

Consumer Staples

4.1

Materials

3.0

Short-Term Investment

3.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

6

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

SINCE INCEPTION

CLASS A SHARES

November 30, 2007

Without Sales Charge

2.12
%

1.11
%

14.42
%

7.15
%

With Sales Charge**

(3.25
)

(4.20
)

13.20

6.34

CLASS C SHARES

November 30, 2007

Without CDSC

1.89

0.63

13.84

6.62

With CDSC***

0.89

(0.37
)

13.84

6.62

CLASS R5 SHARES

November 30, 2007

2.38

1.56

14.92

7.63

SELECT CLASS SHARES

November 30, 2007

2.25

1.38

14.69

7.41

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The
Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

3.79%

S&P 500 Index

6.12%

Net Assets as of 12/31/2014 (In Thousands)

$
78,864

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT
WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the
“Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the technology and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and materials & processing sectors was a leading contributor to relative performance.

Leading
detractors from relative performance included the Fund’s overweight positions in Google Inc., Salix Pharmaceutical Inc. and Las Vegas Sands Corp. Shares of Google, an Internet search and technology company, fell on weaker-than-expected quarterly results, as well as Mozilla Corp.’s decision to replace Google with Yahoo as its default search engine. Shares of Salix Pharmaceutical, a drug maker focused on gastrointestinal disorders and not held in the Benchmark, declined amid a backup in inventory for its key products. Shares of Las Vegas Sands, a developer of destination resorts and casinos that was not held in the Benchmark, sank amid tighter credit conditions in China and increased regulatory scrutiny, which hurt revenue in the company’s Macau operations.

Leading contributors to relative performance included the Fund’s overweight positions in
Gilead Sciences Inc., Kohl’s Corp. and Best Buy Inc. Shares of Gilead, a biopharmaceuticals company, rose on the prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of both Kohl’s, a department store chain operator, and Best Buy, a consumer electronics retailer, strengthened on investor expectations for a strong holiday shopping season.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweights versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweights versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Google, Inc., Class C

5.6
%

2.

Facebook, Inc., Class A

4.8

3.

Kansas City Southern

4.7

4.

MasterCard, Inc., Class A

4.2

5.

American International Group, Inc.

4.1

6.

Wells Fargo & Co.

4.0

7.

DISH Network Corp., Class A

4.0

8.

Gilead Sciences, Inc.

3.6

9.

Priceline Group, Inc. (The)

3.4

10.

T. Rowe Price Group, Inc.

3.4

PORTFOLIO COMPOSITION BY SECTOR***

Financials

23.0
%

Information Technology

18.1

Consumer Discretionary

17.8

Health Care

14.0

Industrials

6.0

Energy

5.9

Consumer Staples

4.0

Materials

3.4

Utilities

1.5

Short-Term Investment

6.3

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

8

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

July 29, 2011

Without Sales Charge

3.67
%

7.84
%

21.08
%

16.04
%

With Sales Charge**

(1.79
)

2.15

18.92

14.23

CLASS C SHARES

July 29, 2011

Without CDSC

3.36

7.28

20.45

15.45

With CDSC***

2.36

6.28

20.45

15.45

SELECT SHARES

July 29, 2011

3.79

8.08

21.38

16.32

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the

expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth
Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of
the Fund and through July 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

6.29%

Russell 1000 Value Index

4.78%

Net Assets as of 12/31/2014 (In Thousands)

$
9,064,115

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares)
outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection and underweight position in the energy sector and its security selection in the producer durables sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight positions in the financial services and health care sectors were leading detractors from relative performance.

Individual contributors to the Fund’s relative performance included its overweight positions in L Brands Inc., Apple Inc. and
Home Depot Inc. Shares of L Brands, a specialty apparel retailer, rose after the company raised its earnings forecast. Shares of Apple, a maker of computers and mobile devices not held in the Benchmark, strengthened on continued strong demand for its products and services. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, rose on strong sales growth.

Leading
individual detractors from the Fund’s relative performance included its overweight positions in ConocoPhillips and Occidental Petroleum Corp. and its underweight position in Berkshire Hathaway Inc. Shares of ConocoPhillips and Occidental
Petroleum, both oil and gas producers, declined amid the falling global oil prices. Shares of Berkshire Hathaway, a financial holding company not held by the Fund, rose on the strength of its core insurance and rail freight businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

1

Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the a change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek current income through regular payment of dividends as well as to achieve capital appreciation by investing primarily in equity securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

4.6
%

2.

Johnson & Johnson

3.8

3.

Exxon Mobil Corp.

2.3

4.

ConocoPhillips

2.2

5.

PNC Financial Services Group, Inc. (The)

2.1

6.

Apple, Inc.

2.1

7.

Chevron Corp.

2.0

8.

Merck & Co., Inc.

2.0

9.

BlackRock, Inc.

1.9

10.

Pfizer, Inc.

1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

25.5
%

Consumer Discretionary

12.3

Health Care

11.7

Industrials

11.3

Information Technology

9.7

Energy

9.2

Consumer Staples

8.9

Utilities

6.9

Materials

2.0

Telecommunication Services

1.5

Short-Term Investment

1.0

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

10

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

February 18, 1992

Without Sales Charge

6.11
%

13.46
%

16.45
%

8.58
%

With Sales Charge**

0.52

7.53

15.20

7.99

CLASS B SHARES

January 14, 1994

Without CDSC

5.90

12.91

15.90

8.13

With CDSC***

0.90

7.91

15.68

8.13

CLASS C SHARES

November 4, 1997

Without CDSC

5.88

12.87

15.88

8.02

With CDSC****

4.88

11.87

15.88

8.02

CLASS R2 SHARES

February 28, 2011

6.01

13.24

16.22

8.40

CLASS R5 SHARES

February 28, 2011

6.39

13.97

16.96

8.96

CLASS R6 SHARES

January 31, 2012

6.42

14.04

16.98

8.97

SELECT CLASS SHARES

July 2, 1987

6.29

13.76

16.79

8.89

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5
Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for
Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6
Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in
Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity
Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the
waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert
to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN LARGE CAP FUNDS

11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

6.15%

Russell 1000 Value Index[1]

4.78%

S&P 500/Citigroup Value Index

5.04%

Net Assets as of 12/31/2014 (In Thousands)

$
491,245

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) outperformed both the Russell 1000 Value Index (the “Benchmark”) and its previous benchmark, the S&P500/Citigroup Value Index, for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the utilities and technology sectors was a leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in DuPont Co., Home Depot Inc. and Kinder Morgan
Inc. Shares of DuPont, a chemicals company, rose after the company reaffirmed its earnings forecast and took actions to exit underperforming business lines. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, strengthened on better-than-expected quarterly sales. Shares of Kinder Morgan, an oil and gas pipeline and storage operator, rose on expectations that it will continue to benefit from the boom in U.S. shale oil/gas production.

Leading individual detractors from the Fund’s relative performance included overweight positions in Qualcomm Inc., IBM Corp. and Energen Corp. Shares of
Qualcomm, a maker of digital communications technology not held in the Benchmark, declined after the company forecast earnings and revenue below analysts’ expectations. Shares of IBM, an information technology company not held in the Benchmark, weakened after the company posted lower-than-expected quarterly earnings. Shares of Energen, an oil and gas exploration and production company, fell amid the decline in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection, using a combination of quantitative screening and fundamental research. During the reporting period, the Fund was overweight in the consumer discretionary sector, a sector in which the Fund’s portfolio managers believed they had found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

1

On November 1, 2014, the JPMorgan Growth and Income Fund adopted the Russell 1000 Value Index as its primary Benchmark, replacing the S&P 500/Citigroup Value
Index. The Fund’s portfolio managers believe the Russell 1000 Value Index is more representative of benchmarks for growth and income funds.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

3.0
%

2.

Johnson & Johnson

2.9

3.

Exxon Mobil Corp.

2.9

4.

Microsoft Corp.

2.2

5.

Hartford Financial Services Group, Inc. (The)

2.1

6.

Occidental Petroleum Corp.

2.1

7.

Bank of America Corp.

2.0

8.

Berkshire Hathaway, Inc., Class B

2.0

9.

Humana, Inc.

1.9

10.

Chevron Corp.

1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

33.6
%

Health Care

11.3

Consumer Discretionary

10.9

Energy

10.1

Industrials

8.0

Information Technology

7.9

Consumer Staples

7.4

Utilities

3.8

Materials

1.9

Telecommunication Services

1.9

Short-Term Investment

3.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

12

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

September 23, 1987

Without Sales Charge

6.15
%

14.10
%

16.08
%

7.14
%

With Sales Charge**

0.57

8.11

14.84

6.56

CLASS B SHARES

November 4, 1993

Without CDSC

5.88

13.51

15.50

6.71

With CDSC***

0.88

8.51

15.27

6.71

CLASS C SHARES

January 2, 1998

Without CDSC

5.87

13.50

15.51

6.60

With CDSC****

4.87

12.50

15.51

6.60

SELECT CLASS SHARES

January 25, 1996

6.29

14.39

16.40

7.46

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and
the Lipper Large-Cap Value Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell
1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book

ratios and lower forecasted growth values. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by
Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for
Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

On November 1, 2014, the JPMorgan Growth and Income Fund adopted the Russell 1000 Value Index as its primary Benchmark, replacing the S&P
500/Citigroup Value Index. The Fund’s portfolio managers believe the Russell 1000 Value Index is more representative of benchmarks for growth and income funds.

DECEMBER 31, 2014

J.P. MORGAN LARGE CAP FUNDS

13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

4.93%

S&P 500 Index

6.12%

Net Assets as of 12/31/2014 (In Thousands)

$
137,787

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT
WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Standard & Poor’s 500
Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the industrial cyclical and pharmaceutical/medical technology sectors was a leading detractor from performance relative to the
Benchmark, while security selection in the consumer cyclical and retail sectors was a leading contributor to relative performance. The Fund’s hedge positioning helped performance by limiting the Fund’s exposure to downside volatility, while positioning it for participation in a subsequent rebound in equity prices.

Leading individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp. and Halliburton Co. and its underweight position in Amgen Inc. Shares of Fluor, an engineering and construction services company, fell on expectations of lower earnings. Shares of Halliburton, an oilfield services company, weakened amid investor concerns that falling global oil prices will curb demand for the company’s services. Shares of Amgen, a drug maker, rose on positive results from clinical trials of some of its key drug candidates.

Leading individual contributors to relative performance included the Fund’s overweight positions in Time
Warner Inc., United Continental Holdings Inc. and Royal Caribbean Cruises Ltd. Shares of Time Warner, a media and entertainment company, rose on news of a potential merger with 21st Century Fox Inc. and strong quarterly earnings. Shares of United Continental, owner/operator of United Airlines, which was not held in the Benchmark, rose on solid fundamentals across the airline sector, including strong consumer spending and falling fuel prices. Shares of Royal Caribbean, a cruise ship operator, rose on solid quarterly earnings amid increased bookings for its Asian and European cruises.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options was intended to provide the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

3.5
%

2.

Johnson & Johnson

2.4

3.

Microsoft Corp.

2.3

4.

Wells Fargo & Co.

2.3

5.

S&P 500 Index

1.8

6.

Exxon Mobil Corp.

1.7

7.

Bank of America Corp.

1.6

8.

Procter & Gamble Co. (The)

1.6

9.

Chevron Corp.

1.5

10.

United Technologies Corp.

1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

19.0
%

Financials

15.6

Health Care

13.6

Consumer Discretionary

12.6

Industrials

10.6

Consumer Staples

9.1

Energy

7.3

Utilities

3.8

Materials

2.5

Options Purchased

1.8

Telecommunication Services

1.3

Short-Term Investment

2.8

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

14

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

SINCE INCEPTION

CLASS A SHARES

December 13, 2013

Without Sales Charge

4.77
%

9.36
%

10.68
%

With Sales Charge**

(0.72
)

3.65

5.15

CLASS C SHARES

December 13, 2013

Without CDSC

4.54

8.82

10.15

With CDSC***

3.54

7.82

10.15

CLASS R5 SHARES

December 13, 2013

5.03

9.88

11.20

CLASS R6 SHARES

December 13, 2013

5.04

9.91

11.24

SELECT CLASS SHARES

December 13, 2013

4.93

9.62

10.95

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on
December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity
Fund, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from December 13, 2013 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of
the Fund and through May 29, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN LARGE CAP FUNDS

15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED
DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

8.34%

Russell 1000 Growth Index

6.34%

Net Assets as of 12/31/2014 (In Thousands)

$
15,340,279

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares)
outperformed the Russell 1000 Growth Index (the “Benchmark”) for the 6 months ended December 31, 2014. The Fund’s underweight position in the energy sector and its overweight position in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Home Depot Inc. and Regeneron Pharmaceutical Inc.,
and its underweight position in Schlumberger Ltd. Shares of Home Depot, a home improvement retail chain, strengthened on the company’s effective strategy execution and better-than-expected sales growth. Shares of Regeneron, a biopharmaceutical company, rose on investors’ heightened expectations for its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of Schlumberger, an oilfield services company not held by the Fund, fell on investor concerns that falling global oil prices would reduce demand for the company’s services.

Leading individual detractors from relative
performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Pioneer Natural Resources Co. and Michael Kors Holdings Ltd. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone and other products. Shares of Pioneer Natural Resources, an independent oil and gas exploration and production company, declined amid falling global oil prices. Shares of
Michael Kors Holdings, an apparel and accessories company, fell amid investor concerns about the company’s narrowing profit margins, growing inventory and weaker-than-expected earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

1

Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the change in the investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Facebook, Inc., Class A

4.3
%

2.

Home Depot, Inc. (The)

3.8

3.

MasterCard, Inc., Class A

3.7

4.

Gilead Sciences, Inc.

3.5

5.

Apple, Inc.

3.5

6.

Celgene Corp.

3.2

7.

Visa, Inc., Class A

2.7

8.

Google, Inc., Class C

2.6

9.

Comcast Corp., Class A

2.5

10.

Regeneron Pharmaceuticals, Inc.

2.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

28.5
%

Health Care

22.0

Consumer Discretionary

21.1

Industrials

9.1

Materials

6.0

Consumer Staples

4.3

Financials

4.1

Energy

2.5

Short-Term Investment

2.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

16

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

February 22, 1994

Without Sales Charge

8.22
%

10.64
%

15.56
%

8.63
%

With Sales Charge**

2.54

4.84

14.32

8.04

CLASS B SHARES

January 14, 1994

Without CDSC

7.98

10.14

15.00

8.15

With CDSC***

2.98

5.14

14.77

8.15

CLASS C SHARES

November 4, 1997

Without CDSC

7.95

10.13

14.98

8.06

With CDSC****

6.95

9.13

14.98

8.06

CLASS R2 SHARES

November 3, 2008

8.11

10.42

15.29

8.35

CLASS R5 SHARES

April 14, 2009

8.43

11.08

16.02

8.98

CLASS R6 SHARES

November 30, 2010

8.45

11.13

16.07

9.00

SELECT CLASS SHARES

February 28, 1992

8.34

10.86

15.79

8.86

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class
R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class
R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class
Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has

been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN LARGE CAP FUNDS

17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED
DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

6.33%

Russell 1000 Value Index

4.78%

Net Assets as of 12/31/2014 (In Thousands)

$
818,996

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the financial services sector were leading contributors to performance relative to the Benchmark, while security selection in the consumer staples sector detracted from relative performance.

Individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in
UnitedHealth Group Inc., Lowe’s Cos. and Royal Caribbean Cruises Ltd. Shares of UnitedHealth, a diversified health care provider, rose after the company reaffirmed its revenue forecast and raised its earnings forecast. Share of Lowe’s, a home improvement retail chain not held in the Benchmark, strengthened on better-than-expected quarterly sales. Shares of Royal Caribbean, a cruise ship operator, rose on solid quarterly earnings amid increased bookings for its Asia and European cruises.

Individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp. and Halliburton Co. and its underweight position in Berkshire Hathaway Inc. Shares of Fluor, an engineering and construction services company, fell on expectations of lower earnings. Shares of Halliburton, an oilfield services company not held in the Benchmark, weakened amid investor concerns that falling global oil prices will curb demand for the company’s services. Shares of Berkshire Hathaway, a financial holding company, rose on the strength of its core insurance and rail freight businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

4.1
%

2.

General Motors Co.

3.9

3.

Johnson & Johnson

3.6

4.

Bank of America Corp.

3.4

5.

Exxon Mobil Corp.

3.2

6.

MetLife, Inc.

2.7

7.

Occidental Petroleum Corp.

2.5

8.

Citigroup, Inc.

2.4

9.

UnitedHealth Group, Inc.

2.2

10.

Aetna, Inc.

2.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials

31.8
%

Health Care

13.8

Industrials

12.8

Consumer Discretionary

11.9

Energy

9.9

Information Technology

7.1

Utilities

4.1

Materials

3.4

Consumer Staples

3.4

Telecommunication Services

0.6

Short-Term Investment

1.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

18

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

February 18, 1992

Without Sales Charge

6.24
%

14.27
%

13.95
%

6.64
%

With Sales Charge**

0.67

8.28

12.73

6.07

CLASS B SHARES

January 14, 1994

Without CDSC

5.96

13.74

13.40

6.20

With CDSC***

0.96

8.74

13.16

6.20

CLASS C SHARES

March 22, 1999

Without CDSC

6.00

13.77

13.40

6.09

With CDSC****

5.00

12.77

13.40

6.09

CLASS R2 SHARES

November 3, 2008

6.18

14.03

13.68

6.35

CLASS R5 SHARES

May 15, 2006

6.50

14.79

14.41

7.05

CLASS R6 SHARES

November 30, 2010

6.48

14.75

14.44

7.07

SELECT CLASS SHARES

March 1, 1991

6.33

14.47

14.16

6.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.72%
S&P 500 Index	6.12%

Net Assets as of 12/31/2014 (In Thousands)	$12,522,697

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the semiconductors and auto & transportation sectors was a leading contributor to performance relative to the Benchmark, while security selection in the energy and industrial cyclical sector was a leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc., Avago Technologies Ltd. and Time Warner Inc. Shares of United Continental, owner/operator of United Airlines, which was not held in the Benchmark, rose on solid fundamentals across the airline sector, including strong consumer spending and falling fuel prices. Shares of Avago, a Singapore producer of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips, which are used by telecom operators upgrading their networks to accommodate so-called 4G smartphones. Shares of Time Warner, a media and entertainment company, rose on the company’s potential merger with 21st Century Fox Inc. and strong quarterly earnings.

Individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp. and Johnson & Johnson and its underweight position in Berkshire Hathaway Inc. Shares of Fluor, an engineering and construction services company, fell on expectations of lower earnings. Shares of Johnson & Johnson, a maker of consumer health care products, declined amid investor disappointment with earnings results. Shares of Berkshire Hathaway, a financial holding company not held by the Fund, rose on the strength of its core insurance and rail freight businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund was overweight, relative to the Benchmark, in the auto & transportation and the semiconductors sectors. The Fund was underweight, compared with the Benchmark, in the consumer stable sector and the industrial cyclical sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.6%
2.	Johnson & Johnson	2.9
3.	Wells Fargo & Co.	2.7
4.	Microsoft Corp.	2.2
5.	Honeywell International, Inc.	1.9
6.	Occidental Petroleum Corp.	1.9
7.	Bank of America Corp.	1.8
8.	Lowe’s Cos., Inc.	1.7
9.	Time Warner, Inc.	1.6
10.	Morgan Stanley	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.6%
Financials	15.6
Consumer Discretionary	14.7
Health Care	14.4
Industrials	10.7
Energy	7.5
Consumer Staples	6.3
Materials	3.5
Utilities	2.4
Telecommunication Services	1.1
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		6.59%	13.44%	15.02%	8.62%
With Sales Charge**		0.97	7.48	13.79	8.03
CLASS B SHARES	September 10, 2001
Without CDSC		6.32	12.87	14.44	8.18
With CDSC***		1.32	7.87	14.21	8.18
CLASS C SHARES	September 10, 2001
Without CDSC		6.32	12.88	14.44	8.07
With CDSC****		5.32	11.88	14.44	8.07
CLASS R2 SHARES	November 3, 2008	6.46	13.21	14.75	8.45
CLASS R5 SHARES	May 15, 2006	6.81	13.95	15.46	9.08
CLASS R6 SHARES	November 30, 2010	6.82	13.98	15.53	9.12
INSTITUTIONAL CLASS SHARES	September 17, 1993	6.72	13.83	15.42	9.04
SELECT CLASS SHARES	September 10, 2001	6.67	13.69	15.25	8.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.1%
	Consumer Discretionary — 15.9%
	Auto Components — 1.2%
608	Magna International, Inc., (Canada)	66,040

	Automobiles — 0.4%
598	General Motors Co.	20,873

	Hotels, Restaurants & Leisure — 1.1%
705	Royal Caribbean Cruises Ltd.	58,106

	Household Durables — 1.2%
298	Harman International Industries, Inc.	31,810
26	NVR, Inc. (a)	32,521

		64,331

	Internet & Catalog Retail — 0.3%
170	Expedia, Inc.	14,493
1	Priceline Group, Inc. (The) (a)	696

		15,189

	Media — 4.8%
641	CBS Corp. (Non-Voting), Class B	35,462
924	Comcast Corp., Class A	53,605
853	DISH Network Corp., Class A (a)	62,207
1,099	Time Warner, Inc.	93,866
182	Walt Disney Co. (The)	17,124

		262,264

	Multiline Retail — 2.0%
953	Dollar General Corp. (a)	67,391
152	Kohl’s Corp.	9,262
513	Macy’s, Inc.	33,710

		110,363

	Specialty Retail — 3.9%
786	AutoNation, Inc. (a)	47,464
447	Home Depot, Inc. (The)	46,943
1,685	Lowe’s Cos., Inc.	115,928

		210,335

	Textiles, Apparel & Luxury Goods — 1.0%
308	Ralph Lauren Corp.	57,103

	Total Consumer Discretionary	864,604

	Consumer Staples — 5.5%
	Beverages — 3.8%
1,465	Coca-Cola Enterprises, Inc.	64,800
677	Constellation Brands, Inc., Class A (a)	66,481
995	Molson Coors Brewing Co., Class B	74,140

		205,421

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.3%
141	Archer-Daniels-Midland Co.	7,348
322	Campbell Soup Co.	14,164
40	Keurig Green Mountain, Inc.	5,309
1,200	Mondelez International, Inc., Class A	43,579

		70,400

	Household Products — 0.4%
195	Energizer Holdings, Inc.	25,114

	Total Consumer Staples	300,935

	Energy — 8.1%
	Energy Equipment & Services — 4.5%
1,175	Baker Hughes, Inc.	65,874
299	Cameron International Corp. (a)	14,920
696	Ensco plc, (United Kingdom), Class A	20,833
787	Halliburton Co.	30,941
2,483	Nabors Industries Ltd., (Bermuda)	32,225
268	National Oilwell Varco, Inc.	17,582
327	Noble Corp. plc, (United Kingdom)	5,415
189	Rowan Cos. plc, Class A	4,408
343	Schlumberger Ltd.	29,253
574	Transocean Ltd., (Switzerland)	10,526
1,346	Weatherford International plc, (Switzerland) (a)	15,407

		247,384

	Oil, Gas & Consumable Fuels — 3.6%
31	Anadarko Petroleum Corp.	2,525
407	Chevron Corp.	45,603
270	ConocoPhillips	18,619
98	EOG Resources, Inc.	9,004
284	Exxon Mobil Corp.	26,283
233	Hess Corp.	17,207
1,904	Marathon Oil Corp.	53,863
29	Marathon Petroleum Corp.	2,618
253	Tesoro Corp.	18,773

		194,495

	Total Energy	441,879

	Financials — 16.9%
	Banks — 4.6%
3,719	Bank of America Corp.	66,541
1,530	Citigroup, Inc.	82,813
219	SVB Financial Group (a)	25,396
1,345	Wells Fargo & Co.	73,709

		248,459

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — 7.1%
493	Goldman Sachs Group, Inc. (The)	95,539
2,655	Invesco Ltd.	104,932
777	Legg Mason, Inc.	41,488
3,349	Morgan Stanley	129,957
216	State Street Corp.	16,962

		388,878

	Consumer Finance — 0.5%
360	Capital One Financial Corp.	29,710

	Diversified Financial Services — 0.7%
249	Berkshire Hathaway, Inc., Class B (a)	37,372

	Insurance — 3.0%
374	ACE Ltd., (Switzerland)	42,910
270	Axis Capital Holdings Ltd., (Bermuda)	13,810
240	Everest Re Group Ltd., (Bermuda)	40,804
1,013	MetLife, Inc.	54,803
40	Prudential Financial, Inc.	3,646
248	XL Group plc, (Ireland)	8,524

		164,497

	Real Estate Investment Trusts (REITs) — 1.0%
113	Mid-America Apartment Communities, Inc.	8,446
450	Prologis, Inc.	19,368
150	Simon Property Group, Inc.	27,335

		55,149

	Total Financials	924,065

	Health Care — 15.4%
	Biotechnology — 4.3%
195	Alexion Pharmaceuticals, Inc. (a)	36,007
336	Biogen Idec, Inc. (a)	113,987
874	Gilead Sciences, Inc. (a)	82,402

		232,396

	Health Care Equipment & Supplies — 2.4%
148	Abbott Laboratories	6,649
179	Becton, Dickinson and Co.	24,910
7,334	Boston Scientific Corp. (a)	97,178

		128,737

	Health Care Providers & Services — 4.4%
842	Aetna, Inc.	74,822
647	Cigna Corp.	66,562
21	Humana, Inc.	3,005
20	McKesson Corp.	4,089
937	UnitedHealth Group, Inc.	94,719

		243,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 4.3%
377	Bristol-Myers Squibb Co.	22,272
1,835	Johnson & Johnson	191,855
361	Merck & Co., Inc.	20,518

		234,645

	Total Health Care	838,975

	Industrials — 9.7%
	Aerospace & Defense — 4.8%
51	General Dynamics Corp.	6,963
950	Honeywell International, Inc.	94,928
70	Precision Castparts Corp.	16,741
1,225	United Technologies Corp.	140,930

		259,562

	Airlines — 1.1%
606	Delta Air Lines, Inc.	29,789
473	United Continental Holdings, Inc. (a)	31,632

		61,421

	Construction & Engineering — 1.8%
1,588	Fluor Corp.	96,290

	Electrical Equipment — 0.5%
434	Emerson Electric Co.	26,797

	Machinery — 1.0%
642	PACCAR, Inc.	43,661
91	Pall Corp.	9,168

		52,829

	Road & Rail — 0.5%
351	CSX Corp.	12,732
148	Union Pacific Corp.	17,607

		30,339

	Total Industrials	527,238

	Information Technology — 18.2%
	Communications Equipment — 0.9%
673	QUALCOMM, Inc.	50,011

	Internet Software & Services — 3.0%
579	Facebook, Inc., Class A (a)	45,134
121	Google, Inc., Class A (a)	64,364
105	Google, Inc., Class C (a)	55,214

		164,712

	IT Services — 1.3%
580	Cognizant Technology Solutions Corp., Class A (a)	30,543
86	Fidelity National Information Services, Inc.	5,374
203	International Business Machines Corp.	32,489

		68,406

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 4.7%
695	Avago Technologies Ltd., (Singapore)	69,860
1,544	Broadcom Corp., Class A	66,880
1,358	Lam Research Corp.	107,719
814	Marvell Technology Group Ltd., (Bermuda)	11,796

		256,255

	Software — 2.7%
2,581	Microsoft Corp.	119,907
606	Oracle Corp.	27,250

		147,157

	Technology Hardware, Storage & Peripherals — 5.6%
2,039	Apple, Inc.	225,084
2,015	Hewlett-Packard Co.	80,874

		305,958

	Total Information Technology	992,499

	Materials — 4.2%
	Chemicals — 2.2%
141	Albemarle Corp.	8,484
980	E.I. du Pont de Nemours & Co.	72,454
913	Mosaic Co. (The)	41,656

		122,594

	Containers & Packaging — 1.2%
1,247	Crown Holdings, Inc. (a)	63,487

	Metals & Mining — 0.8%
2,078	Alcoa, Inc.	32,813
369	United States Steel Corp.	9,862

		42,675

	Total Materials	228,756

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
1,306	Verizon Communications, Inc.	61,077

	Utilities — 4.1%
	Electric Utilities — 1.8%
74	Edison International	4,852
2,017	Exelon Corp.	74,775

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
78	NextEra Energy, Inc.	8,312
227	PPL Corp.	8,251

		96,190

	Gas Utilities — 0.9%
746	AGL Resources, Inc.	40,670
458	Questar Corp.	11,578

		52,248

	Multi-Utilities — 1.4%
759	CenterPoint Energy, Inc.	17,783
587	NiSource, Inc.	24,911
647	PG&E Corp.	34,468

		77,162

	Total Utilities	225,600

	Total Common Stocks (Cost $4,746,297)	5,405,628

PRINCIPAL AMOUNT($)
Short-Term Investments— 4.0%
	U.S. Treasury Obligation — 0.2%
8,820	U.S. Treasury Bill, 0.057%, 05/28/15 (k) (n)	8,818

SHARES
	Investment Company — 3.8%
207,918	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l)	207,918

	Total Short-Term Investments (Cost $216,736)	216,736

	Total Investments — 103.1% (Cost $4,963,033)	5,622,364
	Liabilities in Excess of Other Assets — (3.1)%	(170,631)

	NET ASSETS — 100.0%	$5,451,733

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
489	E-mini S&P 500	03/20/15	$50,181	$1,050

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Consumer Discretionary — 17.0%
	Hotels, Restaurants & Leisure — 2.6%
104	Starbucks Corp.	8,572

	Internet & Catalog Retail — 6.8%
29	Amazon.com, Inc. (a)	8,919
12	Priceline Group, Inc. (The) (a)	13,301

		22,220

	Media — 2.0%
167	Twenty-First Century Fox, Inc., Class A	6,425

	Specialty Retail — 2.9%
92	Home Depot, Inc. (The)	9,642

	Textiles, Apparel & Luxury Goods — 2.7%
119	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,963

	Total Consumer Discretionary	55,822

	Consumer Staples — 4.1%
	Food & Staples Retailing — 4.1%
140	CVS Health Corp. (m)	13,522

	Energy — 4.5%
	Energy Equipment & Services — 1.9%
74	Schlumberger Ltd.	6,329

	Oil, Gas & Consumable Fuels — 2.6%
282	Cabot Oil & Gas Corp.	8,353

	Total Energy	14,682

	Financials — 7.2%
	Capital Markets — 7.2%
48	Goldman Sachs Group, Inc. (The)	9,313
404	TD Ameritrade Holding Corp.	14,472

	Total Financials	23,785

	Health Care — 18.2%
	Biotechnology — 17.1%
42	Alexion Pharmaceuticals, Inc. (a)	7,688
28	Biogen Idec, Inc. (a)	9,496
89	Celgene Corp. (a)	10,009
133	Gilead Sciences, Inc. (a)	12,518
17	Regeneron Pharmaceuticals, Inc. (a)	7,107
80	Vertex Pharmaceuticals, Inc. (a)	9,486

		56,304

	Pharmaceuticals — 1.1%
32	Salix Pharmaceuticals Ltd. (a)	3,638

	Total Health Care	59,942

	Industrials — 7.2%
	Aerospace & Defense — 2.4%
41	TransDigm Group, Inc.	8,062

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 4.8%
129	Kansas City Southern	15,733

	Total Industrials	23,795

	Information Technology — 35.6%
	Internet Software & Services — 15.4%
28	Baidu, Inc., (China), ADR (a)	6,281
239	Facebook, Inc., Class A (a)	18,637
35	Google, Inc., Class A (a)	18,658
30	LinkedIn Corp., Class A (a)	6,908

		50,484

	IT Services — 7.9%
36	Alliance Data Systems Corp. (a)	10,398
180	MasterCard, Inc., Class A	15,548

		25,946

	Semiconductors & Semiconductor Equipment — 5.5%
76	ARM Holdings plc, (United Kingdom), ADR	3,507
69	Avago Technologies Ltd., (Singapore)	6,903
178	Broadcom Corp., Class A	7,731

		18,141

	Software — 4.0%
128	salesforce.com, Inc. (a)	7,584
69	VMware, Inc., Class A (a)	5,659

		13,243

	Technology Hardware, Storage & Peripherals — 2.8%
81	Apple, Inc. (m)	8,985

	Total Information Technology	116,799

	Materials — 3.0%
	Chemicals — 3.0%
67	Air Products & Chemicals, Inc. (m)	9,714

	Total Common Stocks (Cost $261,717)	318,061

Short-Term Investment — 3.2%
	Investment Company — 3.2%
10,350	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.02%, (b) (l) (m) (Cost $10,350)	10,350

	Total Investments — 100.0% (Cost $272,067)	328,411
	Other Assets in Excess of Liabilities — 0.0% (g)	45

	NET ASSETS — 100.0%	$328,456

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.7%
	Consumer Discretionary — 17.8%
	Hotels, Restaurants & Leisure — 2.4%
23	Starbucks Corp.	1,880

	Internet & Catalog Retail — 6.0%
7	Amazon.com, Inc. (a)	2,030
2	Priceline Group, Inc. (The) (a)	2,696

		4,726

	Media — 4.0%
43	DISH Network Corp., Class A (a)	3,129

	Multiline Retail — 2.9%
38	Kohl’s Corp.	2,332

	Specialty Retail — 2.5%
51	Best Buy Co., Inc.	1,998

	Total Consumer Discretionary	14,065

	Consumer Staples — 4.0%
	Beverages — 1.5%
17	Dr. Pepper Snapple Group, Inc.	1,194

	Household Products — 2.5%
22	Procter & Gamble Co. (The)	1,992

	Total Consumer Staples	3,186

	Energy — 5.9%
	Energy Equipment & Services — 0.9%
8	Schlumberger Ltd.	706

	Oil, Gas & Consumable Fuels — 5.0%
28	Cabot Oil & Gas Corp.	827
24	Exxon Mobil Corp.	2,260
19	Kinder Morgan, Inc.	813

		3,900

	Total Energy	4,606

	Financials — 23.0%
	Banks — 4.0%
58	Wells Fargo & Co.	3,164

	Capital Markets — 3.4%
31	T. Rowe Price Group, Inc.	2,690

	Consumer Finance — 6.4%
114	Ally Financial, Inc. (a)	2,681
29	Capital One Financial Corp.	2,383

		5,064

	Diversified Financial Services — 1.1%
5	Berkshire Hathaway, Inc., Class B (a)	824

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 6.5%
58	American International Group, Inc. (m)	3,234
44	Loews Corp.	1,864

		5,098

	Real Estate Investment Trusts (REITs) — 1.6%
45	Rayonier, Inc. (m)	1,266

	Total Financials	18,106

	Health Care — 14.0%
	Biotechnology — 9.4%
10	Alexion Pharmaceuticals, Inc. (a)	1,915
8	Biogen Idec, Inc. (a)	2,658
30	Gilead Sciences, Inc. (a)	2,825

		7,398

	Pharmaceuticals — 4.6%
19	Johnson & Johnson	1,946
15	Salix Pharmaceuticals Ltd. (a)	1,700

		3,646

	Total Health Care	11,044

	Industrials — 6.0%
	Aerospace & Defense — 1.3%
9	United Technologies Corp.	1,054

	Road & Rail — 4.7%
30	Kansas City Southern	3,693

	Total Industrials	4,747

	Information Technology — 18.1%
	Internet Software & Services — 10.4%
49	Facebook, Inc., Class A (a)	3,804
8	Google, Inc., Class C (a)	4,390

		8,194

	IT Services — 4.2%
38	MasterCard, Inc., Class A	3,306

	Software — 3.5%
21	salesforce.com, Inc. (a)	1,255
18	VMware, Inc., Class A (a)	1,496

		2,751

	Total Information Technology	14,251

	Materials — 3.4%
	Construction Materials — 1.0%
7	Martin Marietta Materials, Inc.	796

	Containers & Packaging — 2.4%
31	Rock-Tenn Co., Class A	1,906

	Total Materials	2,702

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 1.5%
	Electric Utilities — 1.5%
18	Edison International	1,202

	Total Common Stocks (Cost $66,147)	73,909

Short-Term Investment — 6.3%
	Investment Company— 6.3%
4,951	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $4,951)	4,951

	Total Investments — 100.0% (Cost $71,098)	78,860
	Other Assets in Excess of Liabilities — 0.0% (g)	4

	NET ASSETS — 100.0%	$78,864

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 12.2%
	Distributors — 0.8%
687	Genuine Parts Co.	73,259

	Hotels, Restaurants & Leisure — 2.2%
718	Brinker International, Inc.	42,123
1,966	Dunkin’ Brands Group, Inc.	83,868
866	Wyndham Worldwide Corp.	74,309

		200,300

	Media — 3.7%
1,102	Cinemark Holdings, Inc.	39,194
543	Comcast Corp., Class A	31,238
1,062	Omnicom Group, Inc.	82,267
253	Time Warner Cable, Inc.	38,421
1,687	Time Warner, Inc.	144,105

		335,225

	Specialty Retail — 5.0%
1,421	Gap, Inc. (The)	59,819
1,544	Home Depot, Inc. (The)	162,123
983	L Brands, Inc.	85,067
847	Tiffany & Co.	90,528
743	Williams-Sonoma, Inc.	56,245

		453,782

	Textiles, Apparel & Luxury Goods — 0.5%
579	V.F. Corp.	43,383

	Total Consumer Discretionary	1,105,949

	Consumer Staples — 8.8%
	Beverages — 0.8%
1,790	Coca-Cola Co. (The) (m)	75,562

	Food Products — 3.5%
1,001	Hershey Co. (The)	104,019
471	JM Smucker Co. (The)	47,546
1,074	Kraft Foods Group, Inc.	67,292
2,772	Mondelez International, Inc., Class A	100,681

		319,538

	Household Products — 1.5%
1,439	Procter & Gamble Co. (The)	131,060

	Tobacco — 3.0%
3,368	Altria Group, Inc.	165,964
703	Lorillard, Inc.	44,271
737	Philip Morris International, Inc.	60,052

		270,287

	Total Consumer Staples	796,447

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.1%
	Oil, Gas & Consumable Fuels — 9.1%
1,612	Chevron Corp.	180,862
2,847	ConocoPhillips	196,626
2,230	Exxon Mobil Corp.	206,188
1,085	Kinder Morgan, Inc.	45,888
586	Marathon Petroleum Corp.	52,904
1,738	Occidental Petroleum Corp.	140,114

	Total Energy	822,582

	Financials — 25.3%
	Banks — 9.7%
2,418	BB&T Corp.	94,045
654	Cullen/Frost Bankers, Inc.	46,188
431	M&T Bank Corp.	54,179
2,056	PNC Financial Services Group, Inc. (The)	187,608
1,979	U.S. Bancorp	88,941
7,484	Wells Fargo & Co.	410,252

		881,213

	Capital Markets — 4.6%
437	Ameriprise Financial, Inc.	57,761
479	BlackRock, Inc.	171,124
1,161	Northern Trust Corp.	78,274
1,304	T. Rowe Price Group, Inc.	111,993

		419,152

	Diversified Financial Services — 2.5%
1,914	CME Group, Inc.	169,692
607	McGraw Hill Financial, Inc.	54,051

		223,743

	Insurance — 6.5%
898	Arthur J. Gallagher & Co.	42,300
683	Cincinnati Financial Corp.	35,411
2,038	Hartford Financial Services Group, Inc. (The)	84,980
1,685	MetLife, Inc.	91,117
1,429	Progressive Corp. (The)	38,561
1,252	Prudential Financial, Inc.	113,231
1,558	Travelers Cos., Inc. (The)	164,890
480	Validus Holdings Ltd., (Bermuda)	19,958

		590,448

	Real Estate Investment Trusts (REITs) — 2.0%
334	Alexandria Real Estate Equities, Inc. (m)	29,631
386	AvalonBay Communities, Inc. (m)	63,066
478	Simon Property Group, Inc. (m)	87,108

		179,805

	Total Financials	2,294,361

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 11.6%
	Health Care Equipment & Supplies — 2.2%
1,062	Baxter International, Inc.	77,851
830	Becton, Dickinson and Co. (m)	115,445

		193,296

	Pharmaceuticals — 9.4%
1,115	AbbVie, Inc.	72,977
1,615	Bristol-Myers Squibb Co.	95,343
3,263	Johnson & Johnson	341,182
3,079	Merck & Co., Inc.	174,866
5,465	Pfizer, Inc.	170,227

		854,595

	Total Health Care	1,047,891

	Industrials — 11.1%
	Aerospace & Defense — 3.0%
1,248	Honeywell International, Inc. (m)	124,689
1,279	United Technologies Corp.	147,049

		271,738

	Air Freight & Logistics — 1.1%
917	United Parcel Service, Inc., Class B	101,967

	Electrical Equipment — 1.1%
1,592	Emerson Electric Co.	98,296

	Industrial Conglomerates — 1.0%
549	3M Co.	90,223

	Machinery — 3.0%
1,256	Illinois Tool Works, Inc.	118,991
1,819	PACCAR, Inc.	123,707
211	Snap-on, Inc.	28,852

		271,550

	Road & Rail — 1.4%
836	Norfolk Southern Corp.	91,677
306	Union Pacific Corp.	36,500

		128,177

	Trading Companies & Distributors — 0.5%
1,021	Fastenal Co.	48,577

	Total Industrials	1,010,528

	Information Technology — 9.6%
	Communications Equipment — 0.8%
1,040	QUALCOMM, Inc.	77,298

	IT Services — 2.5%
937	Accenture plc, (Ireland), Class A	83,653
739	Automatic Data Processing, Inc.	61,641

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,275	Fidelity National Information Services, Inc.	79,288

		224,582

	Semiconductors & Semiconductor Equipment — 3.1%
1,496	Analog Devices, Inc.	83,048
1,156	KLA-Tencor Corp.	81,286
1,583	Texas Instruments, Inc.	84,623
795	Xilinx, Inc.	34,437

		283,394

	Software — 1.1%
2,201	Microsoft Corp.	102,256

	Technology Hardware, Storage & Peripherals — 2.1%
1,697	Apple, Inc. (m)	187,353

	Total Information Technology	874,883

	Materials — 2.0%
	Chemicals — 2.0%
478	Airgas, Inc.	55,009
1,027	E.I. du Pont de Nemours & Co.	75,937
219	PPG Industries, Inc.	50,669

	Total Materials	181,615

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
2,864	Verizon Communications, Inc. (m)	133,956

	Utilities — 6.9%
	Electric Utilities — 2.9%
1,665	Edison International	109,029
838	NextEra Energy, Inc.	89,083
1,675	Xcel Energy, Inc.	60,169

		258,281

	Multi-Utilities — 4.0%
2,016	CMS Energy Corp.	70,071
600	Dominion Resources, Inc.	46,153
757	DTE Energy Co.	65,341
1,784	NiSource, Inc.	75,692
970	Sempra Energy	107,978

		365,235

	Total Utilities	623,516

	Total Common Stocks (Cost $6,935,483)	8,891,728

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
90,194	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $90,194)	90,194

	Total Investments — 99.1% (Cost $7,025,677)	8,981,922
	Other Assets in Excess of Liabilities — 0.9%	82,193

	NET ASSETS — 100.0%	$9,064,115

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
	Consumer Discretionary — 11.0%
	Hotels, Restaurants & Leisure — 0.8%
47	Marriott International, Inc., Class A	3,628

	Media — 4.8%
41	CBS Corp. (Non-Voting), Class B	2,241
63	Comcast Corp., Class A	3,678
111	DISH Network Corp., Class A (a)	8,069
69	Time Warner, Inc.	5,902
41	Walt Disney Co. (The)	3,862

		23,752

	Specialty Retail — 4.8%
8	AutoZone, Inc. (a)	4,835
160	Best Buy Co., Inc.	6,249
55	Gap, Inc. (The)	2,316
65	Home Depot, Inc. (The)	6,865
32	Tiffany & Co.	3,462

		23,727

	Textiles, Apparel & Luxury Goods — 0.6%
74	Coach, Inc.	2,765

	Total Consumer Discretionary	53,872

	Consumer Staples — 7.4%
	Beverages — 2.0%
55	Dr. Pepper Snapple Group, Inc.	3,949
77	Molson Coors Brewing Co., Class B	5,738

		9,687

	Food & Staples Retailing — 1.7%
88	CVS Health Corp.	8,437

	Food Products — 1.9%
79	Campbell Soup Co.	3,489
89	Kraft Foods Group, Inc.	5,596

		9,085

	Household Products — 1.0%
55	Procter & Gamble Co. (The)	4,987

	Tobacco — 0.8%
82	Altria Group, Inc.	4,060

	Total Consumer Staples	36,256

	Energy — 10.1%
	Energy Equipment & Services — 0.8%
58	Helmerich & Payne, Inc.	3,904

	Oil, Gas & Consumable Fuels — 9.3%
83	Chevron Corp.	9,261
86	ConocoPhillips	5,972
41	Devon Energy Corp.	2,515

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
153	Exxon Mobil Corp.	14,190
128	Occidental Petroleum Corp.	10,278
52	Phillips 66	3,728

		45,944

	Total Energy	49,848

	Financials — 33.7%
	Banks — 11.5%
562	Bank of America Corp.	10,063
125	BB&T Corp.	4,849
140	Citigroup, Inc.	7,573
34	M&T Bank Corp.	4,284
54	PNC Financial Services Group, Inc. (The)	4,881
128	SunTrust Banks, Inc.	5,376
107	U.S. Bancorp	4,828
268	Wells Fargo & Co.	14,692

		56,546

	Capital Markets — 9.6%
27	Affiliated Managers Group, Inc. (a)	5,688
38	Ameriprise Financial, Inc.	5,078
17	BlackRock, Inc.	6,222
198	Charles Schwab Corp. (The)	5,975
22	Goldman Sachs Group, Inc. (The)	4,303
208	Invesco Ltd.	8,232
105	Morgan Stanley	4,058
88	T. Rowe Price Group, Inc.	7,513

		47,069

	Consumer Finance — 0.7%
41	Capital One Financial Corp.	3,343

	Diversified Financial Services — 2.7%
65	Berkshire Hathaway, Inc., Class B (a)	9,700
17	Intercontinental Exchange, Inc.	3,684

		13,384

	Insurance — 5.5%
38	Chubb Corp. (The)	3,963
247	Hartford Financial Services Group, Inc. (The)	10,285
110	Loews Corp.	4,635
92	Prudential Financial, Inc.	8,304

		27,187

	Real Estate Investment Trusts (REITs) — 3.7%
15	AvalonBay Communities, Inc. (m)	2,467
40	Regency Centers Corp. (m)	2,519
55	Ventas, Inc. (m)	3,908

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
53	Vornado Realty Trust (m)	6,191
84	Weyerhaeuser Co. (m)	3,008

		18,093

	Total Financials	165,622

	Health Care — 11.4%
	Health Care Equipment & Supplies — 1.3%
42	Baxter International, Inc.	3,063
24	Becton, Dickinson and Co.	3,340

		6,403

	Health Care Providers & Services — 3.3%
65	Humana, Inc.	9,293
66	UnitedHealth Group, Inc.	6,672

		15,965

	Pharmaceuticals — 6.8%
85	Bristol-Myers Squibb Co.	5,035
137	Johnson & Johnson	14,347
140	Merck & Co., Inc.	7,932
200	Pfizer, Inc.	6,218

		33,532

	Total Health Care	55,900

	Industrials — 8.1%
	Aerospace & Defense — 2.5%
75	Honeywell International, Inc. (m)	7,464
40	United Technologies Corp.	4,600

		12,064

	Construction & Engineering — 1.0%
83	Fluor Corp.	5,033

	Electrical Equipment — 0.8%
65	Emerson Electric Co.	4,000

	Industrial Conglomerates — 1.8%
27	3M Co.	4,453
177	General Electric Co.	4,478

		8,931

	Machinery — 0.4%
28	PACCAR, Inc.	1,870

	Trading Companies & Distributors — 1.6%
19	W.W. Grainger, Inc.	4,919
26	Watsco, Inc.	2,825

		7,744

	Total Industrials	39,642

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 7.9%
	Communications Equipment — 2.2%
214	Cisco Systems, Inc.	5,950
67	QUALCOMM, Inc.	4,980

		10,930

	Semiconductors & Semiconductor Equipment — 1.7%
189	Applied Materials, Inc.	4,707
49	KLA-Tencor Corp.	3,425

		8,132

	Software — 2.2%
232	Microsoft Corp.	10,781

	Technology Hardware, Storage & Peripherals — 1.8%
80	Apple, Inc. (m)	8,874

	Total Information Technology	38,717

	Materials — 1.9%
	Chemicals — 1.2%
79	E.I. du Pont de Nemours & Co.	5,804

	Containers & Packaging — 0.7%
46	Packaging Corp. of America	3,575

	Total Materials	9,379

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
195	Verizon Communications, Inc.	9,132

	Utilities — 3.8%
	Electric Utilities — 2.1%
74	Edison International	4,813
53	NextEra Energy, Inc.	5,633

		10,446

	Multi-Utilities — 1.7%
116	CMS Energy Corp.	4,014
39	Sempra Energy	4,365

		8,379

	Total Utilities	18,825

	Total Common Stocks (Cost $305,824)	477,193

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.2%
	Investment Company — 3.2%
15,806	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $15,806)	15,806

	Total Investments — 100.4% (Cost $321,630)	492,999
	Liabilities in Excess of Other Assets — (0.4)%	(1,754)

	NET ASSETS — 100.0%	$491,245

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.4%
		Consumer Discretionary — 13.0%
		Auto Components — 0.1%
2		Johnson Controls, Inc. (m)	115

		Automobiles — 0.6%
24		General Motors Co.	826

		Hotels, Restaurants & Leisure — 1.0%
—	(h)	McDonald’s Corp. (m)	33
7		Royal Caribbean Cruises Ltd.	580
7		Starbucks Corp.	608
2		Yum! Brands, Inc.	138

			1,359

		Household Durables — 0.7%
5		Harman International Industries, Inc.	546
—	(h)	NVR, Inc. (a)	74
16		PulteGroup, Inc.	349

			969

		Internet & Catalog Retail — 0.9%
1		Amazon.com, Inc. (a)	434
2		Expedia, Inc.	129
1		Priceline Group, Inc. (The) (a)	711

			1,274

		Media — 4.6%
4		CBS Corp. (Non-Voting), Class B (m)	197
2		Charter Communications, Inc., Class A (a)	281
32		Comcast Corp., Class A	1,869
1		DIRECTV (a)	114
5		DISH Network Corp., Class A (a)	371
2		Time Warner Cable, Inc.	294
21		Time Warner, Inc.	1,817
3		Time, Inc.	69
25		Twenty-First Century Fox, Inc., Class A	955
3		Walt Disney Co. (The) (m)	322

			6,289

		Multiline Retail — 0.3%
4		Dollar General Corp. (a)	277
1		Dollar Tree, Inc. (a)	99

			376

		Specialty Retail — 3.7%
1		AutoZone, Inc. (a)	731
1		Gap, Inc. (The)	42
18		Home Depot, Inc. (The)	1,898
21		Lowe’s Cos., Inc.	1,464
1		Tiffany & Co.	89

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
13	TJX Cos., Inc. (The)	895

		5,119

	Textiles, Apparel & Luxury Goods — 1.1%
3	lululemon athletica, Inc., (Canada) (a)	170
3	Ralph Lauren Corp.	485
12	V.F. Corp.	901

		1,556

	Total Consumer Discretionary	17,883

	Consumer Staples — 9.4%
	Beverages — 2.5%
37	Coca-Cola Co. (The) (m)	1,561
4	Coca-Cola Enterprises, Inc.	182
8	Constellation Brands, Inc., Class A (a)	777
4	Dr. Pepper Snapple Group, Inc.	290
5	Molson Coors Brewing Co., Class B	397
2	PepsiCo, Inc.	169

		3,376

	Food & Staples Retailing — 1.8%
6	Costco Wholesale Corp.	831
12	CVS Health Corp. (m)	1,142
4	Kroger Co. (The) (m)	231
3	Wal-Mart Stores, Inc.	280

		2,484

	Food Products — 1.7%
13	Archer-Daniels-Midland Co. (m)	652
2	General Mills, Inc. (m)	96
2	Kellogg Co. (m)	157
39	Mondelez International, Inc., Class A	1,420

		2,325

	Household Products — 2.2%
7	Kimberly-Clark Corp.	790
24	Procter & Gamble Co. (The)	2,209

		2,999

	Personal Products — 0.2%
4	Estee Lauder Cos., Inc. (The), Class A	325

	Tobacco — 1.0%
18	Philip Morris International, Inc.	1,435

	Total Consumer Staples	12,944

	Energy — 7.5%
	Energy Equipment & Services — 1.6%
7	Baker Hughes, Inc.	397

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
3	Ensco plc, (United Kingdom), Class A	86
15	Halliburton Co. (m)	589
13	Schlumberger Ltd.	1,093

		2,165

	Oil, Gas & Consumable Fuels — 5.9%
2	Anadarko Petroleum Corp.	175
5	California Resources Corp. (a)	29
3	Cheniere Energy, Inc. (a)	194
19	Chevron Corp.	2,158
6	EOG Resources, Inc.	595
4	EQT Corp.	296
25	Exxon Mobil Corp. (m)	2,351
23	Marathon Oil Corp.	655
14	Occidental Petroleum Corp.	1,096
9	Phillips 66	637

		8,186

	Total Energy	10,351

	Financials — 16.1%
	Banks — 6.0%
128	Bank of America Corp.	2,287
12	BB&T Corp.	472
33	Citigroup, Inc.	1,779
3	PNC Financial Services Group, Inc. (The)	269
13	Regions Financial Corp.	139
1	SVB Financial Group (a)	138
58	Wells Fargo & Co.	3,186

		8,270

	Capital Markets — 3.1%
31	Charles Schwab Corp. (The)	932
3	Goldman Sachs Group, Inc. (The)	527
22	Invesco Ltd.	850
34	Morgan Stanley	1,326
8	State Street Corp.	643

		4,278

	Consumer Finance — 0.4%
5	Capital One Financial Corp.	436
2	Navient Corp.	39

		475

	Diversified Financial Services — 1.5%
10	Berkshire Hathaway, Inc., Class B (a)	1,522
2	Intercontinental Exchange, Inc.	525

		2,047

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — 2.8%
11		ACE Ltd., (Switzerland)	1,231
7		American International Group, Inc. (m)	383
4		Axis Capital Holdings Ltd., (Bermuda)	204
4		Hartford Financial Services Group, Inc. (The)	157
7		Marsh & McLennan Cos., Inc. (m)	399
22		MetLife, Inc.	1,166
3		Prudential Financial, Inc.	259
2		Willis Group Holdings plc, (United Kingdom)	70

			3,869

		Real Estate Investment Trusts (REITs) — 2.3%
3		AvalonBay Communities, Inc. (m)	522
2		Boston Properties, Inc. (m)	240
8		Brixmor Property Group, Inc. (m)	199
15		DiamondRock Hospitality Co. (m)	220
—	(h)	Essex Property Trust, Inc. (m)	72
1		Extra Space Storage, Inc. (m)	70
4		Highwoods Properties, Inc. (m)	170
8		Host Hotels & Resorts, Inc. (m)	187
6		Liberty Property Trust (m)	238
2		Mid-America Apartment Communities, Inc. (m)	138
2		Omega Healthcare Investors, Inc. (m)	68
9		Prologis, Inc. (m)	376
—	(h)	Public Storage (m)	79
4		Simon Property Group, Inc. (m)	638

			3,217

		Total Financials	22,156

		Health Care — 14.1%
		Biotechnology — 3.2%
2		Alexion Pharmaceuticals, Inc. (a)	392
—	(h)	Amgen, Inc.	75
4		Biogen Idec, Inc. (a)	1,371
13		Celgene Corp. (a)	1,500
7		Gilead Sciences, Inc. (a)	686
3		Vertex Pharmaceuticals, Inc. (a)	401

			4,425

		Health Care Equipment & Supplies — 2.6%
31		Abbott Laboratories (m)	1,406
—	(h)	Becton, Dickinson and Co. (m)	54
68		Boston Scientific Corp. (a)	902
7		CareFusion Corp. (a)	408
2		Covidien plc, (Ireland)	162
7		Stryker Corp.	655

			3,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Health Care Providers & Services — 2.4%
7		Aetna, Inc.	590
7		Humana, Inc. (m)	963
4		McKesson Corp.	918
8		UnitedHealth Group, Inc.	842

			3,313

		Pharmaceuticals — 5.9%
1		Actavis plc (a)	348
2		Allergan, Inc.	462
26		Bristol-Myers Squibb Co.	1,539
33		Johnson & Johnson (m)	3,400
24		Merck & Co., Inc.	1,363
2		Perrigo Co. plc, (Ireland)	312
19		Pfizer, Inc.	604

			8,028

		Total Health Care	19,353

		Industrials — 10.9%
		Aerospace & Defense — 3.2%
16		Honeywell International, Inc. (m)	1,570
4		L-3 Communications Holdings, Inc.	470
1		Precision Castparts Corp.	206
19		United Technologies Corp.	2,138

			4,384

		Airlines — 0.7%
10		Delta Air Lines, Inc.	498
8		United Continental Holdings, Inc. (a)	546

			1,044

		Building Products — 0.3%
2		Fortune Brands Home & Security, Inc.	75
12		Masco Corp. (m)	294

			369

		Commercial Services & Supplies — 0.1%
3		Tyco International plc	121

		Construction & Engineering — 0.7%
16		Fluor Corp. (m)	957

		Electrical Equipment — 1.5%
14		Eaton Corp. plc	968
17		Emerson Electric Co.	1,073

			2,041

		Industrial Conglomerates — 0.7%
38		General Electric Co. (m)	954

		Machinery — 1.1%
—	(h)	Deere & Co. (m)	29

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — continued
18		PACCAR, Inc.	1,247
—	(h)	Pall Corp.	27
—	(h)	Snap-on, Inc.	55
3		SPX Corp.	220

			1,578

		Road & Rail — 2.4%
2		Canadian Pacific Railway Ltd., (Canada)	357
24		CSX Corp. (m)	877
17		Union Pacific Corp.	2,042

			3,276

		Trading Companies & Distributors — 0.2%
1		W.W. Grainger, Inc.	324

		Total Industrials	15,048

		Information Technology — 19.6%
		Communications Equipment — 2.1%
56		Cisco Systems, Inc.	1,567
18		QUALCOMM, Inc.	1,305

			2,872

		Electronic Equipment, Instruments & Components — 0.3%
9		Corning, Inc.	215
4		TE Connectivity Ltd., (Switzerland)	239

			454

		Internet Software & Services — 3.2%
1		eBay, Inc. (a)	43
19		Facebook, Inc., Class A (a)	1,511
3		Google, Inc., Class A (a)	1,514
3		Google, Inc., Class C (a)	1,364

			4,432

		IT Services — 3.2%
11		Accenture plc, (Ireland), Class A	1,023
1		Alliance Data Systems Corp. (a)	230
13		Cognizant Technology Solutions Corp., Class A (a)	679
5		Fidelity National Information Services, Inc.	308
3		International Business Machines Corp. (m)	417
6		Visa, Inc., Class A	1,665
5		Xerox Corp.	63

			4,385

		Semiconductors & Semiconductor Equipment — 2.5%
10		Avago Technologies Ltd., (Singapore)	962
18		Broadcom Corp., Class A	796
9		Freescale Semiconductor Ltd. (a)	221

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
6	KLA-Tencor Corp.	438
14	Lam Research Corp.	1,075

		3,492

	Software — 4.1%
14	Adobe Systems, Inc. (a)	986
6	Citrix Systems, Inc. (a)	414
69	Microsoft Corp.	3,196
19	Oracle Corp.	839
2	VMware, Inc., Class A (a)	148

		5,583

	Technology Hardware, Storage & Peripherals — 4.2%
46	Apple, Inc. (m)	5,025
2	EMC Corp.	60
17	Hewlett-Packard Co. (m)	682

		5,767

	Total Information Technology	26,985

	Materials — 2.5%
	Chemicals — 1.4%
4	Axiall Corp.	176
5	Dow Chemical Co. (The) (m)	250
6	E.I. du Pont de Nemours & Co. (m)	463
2	Monsanto Co.	297
15	Mosaic Co. (The)	668

		1,854

	Construction Materials — 0.1%
2	Martin Marietta Materials, Inc. (m)	187

	Containers & Packaging — 0.3%
8	Crown Holdings, Inc. (a)	384
1	Sealed Air Corp.	52

		436

	Metals & Mining — 0.7%
45	Alcoa, Inc. (m)	706
12	United States Steel Corp.	313

		1,019

	Total Materials	3,496

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
1	AT&T, Inc.	21
40	Verizon Communications, Inc. (m)	1,891

	Total Telecommunication Services	1,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.9%
	Electric Utilities — 2.3%
15	Edison International	1,003
2	Entergy Corp.	151
14	Exelon Corp.	527
9	NextEra Energy, Inc.	1,002
1	Pinnacle West Capital Corp. (m)	69
8	PPL Corp.	274
5	Xcel Energy, Inc.	166

		3,192

	Gas Utilities — 0.2%
4	AGL Resources, Inc.	196
5	Questar Corp.	130

		326

	Multi-Utilities — 1.4%
13	CenterPoint Energy, Inc.	295
12	CMS Energy Corp. (m)	427
4	Dominion Resources, Inc.	330
12	NiSource, Inc.	513
1	PG&E Corp.	67
3	Public Service Enterprise Group, Inc.	143
1	Sempra Energy	67

		1,842

	Total Utilities	5,360

	Total Common Stocks (Cost $127,705)	135,488

NUMBER OF CONTRACTS
Option Purchased — 1.8%
	Put Option Purchased — 1.8%
690	S&P 500 Index, Expiring 03/31/15 at $1,950.000, European Style (Cost $2,520)	2,484

SHARES
Short-Term Investment — 2.8%
	Investment Company — 2.8%
3,901	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $3,901)	3,901

	Total Investments — 103.0% (Cost $134,126)	141,873
	Liabilities in Excess of Other Assets — (3.0)% (c)	(4,086)

	NET ASSETS — 100.0%	$137,787

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures and Options contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	E-mini S&P 500	03/20/15	$1,745	$28

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $1,941.)	$2,100.000	03/31/15	518	$(1,919)
S&P 500 Index, European Style (Premiums received of $120.)	2,200.000	03/31/15	172	(118)

				$(2,037)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $288.)	$1,650.000	03/31/15	345	$(285)
S&P 500 Index, European Style (Premiums received of $322.)	1,675.000	03/31/15	345	(319)

				$(604)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 21.2%
	Auto Components — 1.1%
2,369	Delphi Automotive plc, (United Kingdom)	172,303

	Automobiles — 1.4%
1,000	Tesla Motors, Inc. (a)	222,321

	Hotels, Restaurants & Leisure — 3.3%
270	Chipotle Mexican Grill, Inc. (a)	184,544
1,847	Las Vegas Sands Corp.	107,398
2,699	Starbucks Corp.	221,415

		513,357

	Internet & Catalog Retail — 3.5%
577	Amazon.com, Inc. (a)	179,208
257	Netflix, Inc. (a)	87,794
241	Priceline Group, Inc. (The) (a)	275,133

		542,135

	Media — 6.4%
6,706	Comcast Corp., Class A	389,033
3,566	Liberty Global plc, (United Kingdom), Series C (a)	172,259
1,930	Time Warner, Inc.	164,835
6,486	Twenty-First Century Fox, Inc., Class A	249,110

		975,237

	Specialty Retail — 3.9%
5,641	Home Depot, Inc. (The)	592,157

	Textiles, Apparel & Luxury Goods — 1.6%
3,212	Michael Kors Holdings Ltd., (Hong Kong) (a)	241,223

	Total Consumer Discretionary	3,258,733

	Consumer Staples — 4.3%
	Food & Staples Retailing — 2.8%
1,569	Costco Wholesale Corp.	222,434
2,100	CVS Health Corp. (m)	202,251

		424,685

	Food Products — 0.8%
911	Keurig Green Mountain, Inc.	120,665

	Household Products — 0.7%
1,588	Colgate-Palmolive Co.	109,887

	Total Consumer Staples	655,237

	Energy — 2.6%
	Energy Equipment & Services — 0.2%
526	FMC Technologies, Inc. (a)	24,647

	Oil, Gas & Consumable Fuels — 2.4%
5,515	Cabot Oil & Gas Corp.	163,284
784	Marathon Petroleum Corp.	70,755

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
899	Pioneer Natural Resources Co.	133,787

		367,826

	Total Energy	392,473

	Financials — 4.1%
	Capital Markets — 2.7%
522	Affiliated Managers Group, Inc. (a)	110,683
368	BlackRock, Inc.	131,582
4,836	TD Ameritrade Holding Corp.	173,043

		415,308

	Diversified Financial Services — 1.4%
2,253	Moody’s Corp.	215,860

	Total Financials	631,168

	Health Care — 22.1%
	Biotechnology — 15.8%
1,941	Alexion Pharmaceuticals, Inc. (a)	359,088
1,009	Biogen Idec, Inc. (a)	342,437
4,463	Celgene Corp. (a)	499,242
5,791	Gilead Sciences, Inc. (a)	545,888
880	Regeneron Pharmaceuticals, Inc. (a)	361,061
2,577	Vertex Pharmaceuticals, Inc. (a)	306,160

		2,413,876

	Health Care Providers & Services — 3.0%
2,534	AmerisourceBergen Corp.	228,420
1,137	McKesson Corp.	236,081

		464,501

	Life Sciences Tools & Services — 0.9%
759	Illumina, Inc. (a)	140,096

	Pharmaceuticals — 2.4%
380	Salix Pharmaceuticals Ltd. (a)	43,643
2,271	Valeant Pharmaceuticals International, Inc. (a)	324,931

		368,574

	Total Health Care	3,387,047

	Industrials — 9.1%
	Aerospace & Defense — 1.8%
2,753	Honeywell International, Inc. (m)	275,100

	Airlines — 2.1%
6,443	Delta Air Lines, Inc.	316,916

	Building Products — 0.4%
1,553	Fortune Brands Home & Security, Inc.	70,291

	Industrial Conglomerates — 0.5%
522	Roper Industries, Inc.	81,630

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — 0.8%
1,949	Flowserve Corp.	116,633

	Road & Rail — 3.5%
1,642	Kansas City Southern	200,337
2,860	Union Pacific Corp.	340,747

		541,084

	Total Industrials	1,401,654

	Information Technology — 28.6%
	Electronic Equipment, Instruments & Components — 1.0%
2,792	Amphenol Corp., Class A	150,237

	Internet Software & Services — 10.2%
663	Baidu, Inc., (China), ADR (a)	151,121
8,589	Facebook, Inc., Class A (a)	670,106
326	Google, Inc., Class A (a)	173,141
760	Google, Inc., Class C (a)	400,314
753	LinkedIn Corp., Class A (a)	172,972

		1,567,654

	IT Services — 7.2%
409	Alliance Data Systems Corp. (a)	116,851
6,631	MasterCard, Inc., Class A	571,353
1,608	Visa, Inc., Class A	421,723

		1,109,927

	Semiconductors & Semiconductor Equipment — 3.8%
1,396	ARM Holdings plc, (United Kingdom), ADR	64,630
2,421	ASML Holding N.V., (Netherlands)	261,022
2,534	Avago Technologies Ltd., (Singapore)	254,865

		580,517

	Software — 2.9%
2,915	Adobe Systems, Inc. (a)	211,928
3,366	salesforce.com, Inc. (a)	199,626
570	Splunk, Inc. (a)	33,601

		445,155

	Technology Hardware, Storage & Peripherals — 3.5%
4,837	Apple, Inc. (m)	533,940

	Total Information Technology	4,387,430

	Materials — 6.1%
	Chemicals — 6.1%
1,304	Ecolab, Inc.	136,315
2,428	LyondellBasell Industries N.V., Class A	192,791
307	Monsanto Co.	36,689
925	PPG Industries, Inc. (m)	213,814

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
1,342	Sherwin-Williams Co. (The)	352,894

	Total Materials	932,503

	Total Common Stocks (Cost $9,979,480)	15,046,245

Short-Term Investment — 2.4%
	Investment Company — 2.4%
369,617	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $369,617)	369,617

	Total Investments — 100.5% (Cost $10,349,097)	15,415,862
	Liabilities in Excess of Other Assets — (0.5)%	(75,583)

	NET ASSETS — 100.0%	$15,340,279

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 11.9%
	Auto Components — 1.0%
141	Tenneco, Inc. (a)	7,954

	Automobiles — 3.9%
913	General Motors Co.	31,873

	Hotels, Restaurants & Leisure — 1.0%
102	Royal Caribbean Cruises Ltd.	8,375

	Household Durables — 2.5%
27	Harman International Industries, Inc.	2,849
240	PulteGroup, Inc.	5,142
88	Ryland Group, Inc. (The)	3,374
159	Toll Brothers, Inc. (a)	5,439
21	Whirlpool Corp.	4,010

		20,814

	Media — 0.5%
177	Time, Inc.	4,350

	Multiline Retail — 1.1%
37	Dollar General Corp. (a)	2,587
94	Macy’s, Inc.	6,161

		8,748

	Specialty Retail — 1.9%
172	Best Buy Co., Inc.	6,713
103	Lowe’s Cos., Inc.	7,059
123	Pier 1 Imports, Inc.	1,894

		15,666

	Total Consumer Discretionary	97,780

	Consumer Staples — 3.4%
	Food & Staples Retailing — 2.9%
103	CVS Health Corp.	9,949
157	Wal-Mart Stores, Inc.	13,517

		23,466

	Food Products — 0.5%
63	Kellogg Co.	4,143

	Total Consumer Staples	27,609

	Energy — 9.8%
	Energy Equipment & Services — 1.2%
206	Halliburton Co.	8,086
172	Weatherford International plc, (Switzerland) (a)	1,974

		10,060

	Oil, Gas & Consumable Fuels — 8.6%
69	Anadarko Petroleum Corp.	5,676

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
94	California Resources Corp. (a)	517
153	CONSOL Energy, Inc.	5,183
34	EQT Corp.	2,566
281	Exxon Mobil Corp.	25,986
139	Hess Corp. (m)	10,261
254	Occidental Petroleum Corp.	20,443

		70,632

	Total Energy	80,692

	Financials — 31.8%
	Banks — 12.8%
1,535	Bank of America Corp.	27,469
219	BB&T Corp.	8,509
369	Citigroup, Inc.	19,963
66	East West Bancorp, Inc.	2,543
100	FirstMerit Corp.	1,885
96	PNC Financial Services Group, Inc. (The)	8,776
21	SVB Financial Group (a)	2,403
610	Wells Fargo & Co.	33,444

		104,992

	Capital Markets — 5.5%
199	Invesco Ltd.	7,867
410	Morgan Stanley	15,892
100	Northern Trust Corp.	6,747
182	State Street Corp.	14,290

		44,796

	Consumer Finance — 1.9%
236	Ally Financial, Inc. (a)	5,579
118	Capital One Financial Corp.	9,700

		15,279

	Diversified Financial Services — 1.0%
53	Berkshire Hathaway, Inc., Class B (a)	8,018

	Insurance — 8.5%
83	ACE Ltd., (Switzerland)	9,552
165	American International Group, Inc. (m)	9,258
236	Hartford Financial Services Group, Inc. (The)	9,856
409	MetLife, Inc.	22,124
134	Prudential Financial, Inc.	12,101
80	Willis Group Holdings plc, (United Kingdom)	3,571
95	XL Group plc, (Ireland)	3,269

		69,731

	Real Estate Investment Trusts (REITs) — 2.1%
63	Equity One, Inc. (m)	1,595

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
177	Host Hotels & Resorts, Inc. (m)	4,205
171	Liberty Property Trust (m)	6,442
71	Mid-America Apartment Communities, Inc. (m)	5,273

		17,515

	Total Financials	260,331

	Health Care — 13.8%
	Health Care Equipment & Supplies — 2.1%
974	Boston Scientific Corp. (a)	12,908
43	Stryker Corp.	4,028

		16,936

	Health Care Providers & Services — 6.1%
196	Aetna, Inc.	17,428
42	Cigna Corp. (m)	4,353
75	Humana, Inc.	10,748
177	UnitedHealth Group, Inc.	17,911

		50,440

	Life Sciences Tools & Services — 0.5%
33	Thermo Fisher Scientific, Inc.	4,109

	Pharmaceuticals — 5.1%
284	Johnson & Johnson	29,728
133	Merck & Co., Inc.	7,578
146	Pfizer, Inc.	4,557

		41,863

	Total Health Care	113,348

	Industrials — 12.8%
	Aerospace & Defense — 1.7%
29	L-3 Communications Holdings, Inc.	3,686
81	Textron, Inc.	3,398
62	United Technologies Corp.	7,176

		14,260

	Airlines — 0.8%
138	Delta Air Lines, Inc.	6,778

	Building Products — 0.4%
87	Owens Corning	3,119

	Construction & Engineering — 1.3%
177	Fluor Corp.	10,731

	Electrical Equipment — 1.7%
200	Eaton Corp. plc	13,612

	Industrial Conglomerates — 1.7%
537	General Electric Co.	13,570

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.5%
12	Cummins, Inc.	1,658
92	Navistar International Corp. (a)	3,084
74	Oshkosh Corp.	3,605
174	PACCAR, Inc.	11,847
101	SPX Corp.	8,661

		28,855

	Road & Rail — 1.7%
375	CSX Corp. (m)	13,590

	Total Industrials	104,515

	Information Technology — 7.1%
	Communications Equipment — 0.8%
236	Cisco Systems, Inc.	6,573

	Electronic Equipment, Instruments & Components — 0.4%
119	Knowles Corp. (a)	2,810

	IT Services — 0.3%
17	International Business Machines Corp.	2,792

	Semiconductors & Semiconductor Equipment — 2.1%
169	Broadcom Corp., Class A	7,310
75	Lam Research Corp.	5,966
215	Teradyne, Inc.	4,249

		17,525

	Software — 1.6%
275	Microsoft Corp.	12,792

	Technology Hardware, Storage & Peripherals — 1.9%
37	Apple, Inc. (m)	4,095
170	Hewlett-Packard Co.	6,822
42	Western Digital Corp.	4,616

		15,533

	Total Information Technology	58,025

	Materials — 3.4%
	Chemicals — 2.0%
123	Axiall Corp.	5,234
67	Dow Chemical Co. (The)	3,042
62	E.I. du Pont de Nemours & Co.	4,577
37	H.B. Fuller Co.	1,643
35	Mosaic Co. (The)	1,575

		16,071

	Metals & Mining — 1.4%
548	Alcoa, Inc. (m)	8,656
112	United States Steel Corp.	3,000

		11,656

	Total Materials	27,727

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
110	Verizon Communications, Inc. (m)	5,160

	Utilities — 4.1%
	Electric Utilities — 3.4%
139	Edison International	9,101
249	Exelon Corp.	9,222
91	NextEra Energy, Inc.	9,704

		28,027

	Multi-Utilities — 0.7%
226	CenterPoint Energy, Inc.	5,286

	Total Utilities	33,313

	Total Common Stocks (Cost $660,377)	808,500

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
36	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
9,682	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $9,682)	9,682

	Total Investments — 99.9% (Cost $670,059)	818,182
	Other Assets in Excess of Liabilities — 0.1%	814

	NET ASSETS — 100.0%	$818,996

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 15.0%
	Auto Components — 0.4%
992	Johnson Controls, Inc.	47,974

	Automobiles — 1.4%
5,014	General Motors Co.	175,039

	Hotels, Restaurants & Leisure — 1.5%
235	Carnival Corp.	10,638
122	Dunkin’ Brands Group, Inc.	5,209
694	Royal Caribbean Cruises Ltd.	57,234
1,155	Starbucks Corp.	94,802
303	Yum! Brands, Inc.	22,092

		189,975

	Household Durables — 1.7%
1,325	D.R. Horton, Inc.	33,518
971	Harman International Industries, Inc.	103,588
1,441	PulteGroup, Inc.	30,923
663	Toll Brothers, Inc. (a)	22,714
111	Whirlpool Corp.	21,567

		212,310

	Internet & Catalog Retail — 0.6%
66	Priceline Group, Inc. (The) (a)	75,784

	Media — 5.2%
635	CBS Corp. (Non-Voting), Class B	35,123
352	Charter Communications, Inc., Class A (a)	58,589
1,565	Comcast Corp., Class A	90,813
886	DISH Network Corp., Class A (a)	64,556
75	Time Warner Cable, Inc.	11,411
2,415	Time Warner, Inc.	206,316
3,670	Twenty-First Century Fox, Inc., Class A	140,965
224	Twenty-First Century Fox, Inc., Class B	8,281
353	Walt Disney Co. (The)	33,265

		649,319

	Multiline Retail — 0.2%
475	Dollar Tree, Inc. (a)	33,459

	Specialty Retail — 3.1%
458	Home Depot, Inc. (The)	48,043
3,144	Lowe’s Cos., Inc.	216,319
162	Tiffany & Co.	17,299
1,546	TJX Cos., Inc. (The)	106,039

		387,700

	Textiles, Apparel & Luxury Goods — 0.9%
677	lululemon athletica, Inc., (Canada) (a)	37,747
203	PVH Corp.	25,975
210	Ralph Lauren Corp.	38,799

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — continued
111	V.F. Corp.	8,289

		110,810

	Total Consumer Discretionary	1,882,370

	Consumer Staples — 6.5%
	Beverages — 1.6%
2,890	Coca-Cola Co. (The)	122,028
788	Constellation Brands, Inc., Class A (a)	77,399
32	Molson Coors Brewing Co., Class B	2,418
45	PepsiCo, Inc.	4,282

		206,127

	Food & Staples Retailing — 1.4%
315	Costco Wholesale Corp.	44,629
1,326	CVS Health Corp.	127,754

		172,383

	Food Products — 0.9%
687	General Mills, Inc.	36,631
2,113	Mondelez International, Inc., Class A	76,771

		113,402

	Household Products — 1.7%
294	Colgate-Palmolive Co.	20,323
2,092	Procter & Gamble Co. (The)	190,564

		210,887

	Personal Products — 0.1%
162	Estee Lauder Cos., Inc. (The), Class A	12,333

	Tobacco — 0.8%
1,163	Philip Morris International, Inc.	94,750

	Total Consumer Staples	809,882

	Energy — 7.6%
	Energy Equipment & Services — 2.3%
1,298	Baker Hughes, Inc.	72,769
884	Halliburton Co.	34,787
2,017	Schlumberger Ltd.	172,308
627	Weatherford International plc, (Switzerland) (a)	7,182

		287,046

	Oil, Gas & Consumable Fuels — 5.3%
408	Anadarko Petroleum Corp.	33,700
1,093	California Resources Corp. (a)	6,023
18	Cheniere Energy, Inc. (a)	1,302
974	Chevron Corp.	109,285
95	Concho Resources, Inc. (a)	9,510
181	Devon Energy Corp.	11,094
266	EOG Resources, Inc.	24,517

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
298	EQT Corp.	22,558
1,201	Exxon Mobil Corp.	111,017
1,507	Marathon Oil Corp.	42,628
125	Marathon Petroleum Corp.	11,304
2,954	Occidental Petroleum Corp.	238,112
442	Phillips 66	31,661
55	Pioneer Natural Resources Co.	8,157
209	Southwestern Energy Co. (a)	5,712

		666,580

	Total Energy	953,626

	Financials — 15.9%
	Banks — 6.7%
12,973	Bank of America Corp.	232,086
727	BB&T Corp.	28,286
3,411	Citigroup, Inc.	184,582
299	East West Bancorp, Inc.	11,590
117	SunTrust Banks, Inc.	4,910
333	SVB Financial Group (a)	38,614
6,241	Wells Fargo & Co.	342,115

		842,183

	Capital Markets — 4.5%
69	Affiliated Managers Group, Inc. (a)	14,601
215	Ameriprise Financial, Inc.	28,436
187	BlackRock, Inc.	66,767
2,746	Charles Schwab Corp. (The)	82,896
234	Goldman Sachs Group, Inc. (The)	45,366
1,966	Invesco Ltd.	77,695
5,096	Morgan Stanley	197,725
460	State Street Corp.	36,088
366	TD Ameritrade Holding Corp.	13,085

		562,659

	Consumer Finance — 0.1%
335	Santander Consumer USA Holdings, Inc.	6,575

	Diversified Financial Services — 0.2%
130	Intercontinental Exchange, Inc.	28,543

	Insurance — 3.8%
1,605	ACE Ltd., (Switzerland)	184,337
1,251	American International Group, Inc.	70,055
784	Hartford Financial Services Group, Inc. (The)	32,694
1,399	Marsh & McLennan Cos., Inc.	80,072
1,673	MetLife, Inc.	90,499
382	Willis Group Holdings plc, (United Kingdom)	17,105

		474,762

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 0.6%
45	Boston Properties, Inc.	5,775
928	Prologis, Inc.	39,947
141	Simon Property Group, Inc.	25,605
52	Vornado Realty Trust	6,131

		77,458

	Total Financials	1,992,180

	Health Care — 14.7%
	Biotechnology — 3.8%
230	Alexion Pharmaceuticals, Inc. (a)	42,599
473	Biogen Idec, Inc. (a)	160,621
1,138	Celgene Corp. (a)	127,282
672	Gilead Sciences, Inc. (a)	63,344
663	Vertex Pharmaceuticals, Inc. (a)	78,720

		472,566

	Health Care Equipment & Supplies — 1.7%
1,474	Abbott Laboratories	66,356
6,301	Boston Scientific Corp. (a)	83,487
211	Covidien plc, (Ireland)	21,563
409	Stryker Corp.	38,616

		210,022

	Health Care Providers & Services — 3.6%
139	Aetna, Inc.	12,347
57	Centene Corp. (a)	5,912
100	Cigna Corp.	10,279
834	Humana, Inc.	119,831
547	McKesson Corp.	113,514
1,893	UnitedHealth Group, Inc.	191,383

		453,266

	Pharmaceuticals — 5.6%
83	Actavis plc (a)	21,404
51	Allergan, Inc.	10,861
2,447	Bristol-Myers Squibb Co.	144,465
3,537	Johnson & Johnson	369,907
2,454	Merck & Co., Inc.	139,342
82	Perrigo Co. plc, (Ireland)	13,658

		699,637

	Total Health Care	1,835,491

	Industrials — 11.0%
	Aerospace & Defense — 3.6%
2,467	Honeywell International, Inc.	246,542
382	L-3 Communications Holdings, Inc.	48,189
1,403	United Technologies Corp.	161,366

		456,097

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Airlines — 1.2%
601	Delta Air Lines, Inc.	29,552
1,811	United Continental Holdings, Inc. (a)	121,131

		150,683

	Building Products — 0.8%
1,185	Fortune Brands Home & Security, Inc.	53,641
1,601	Masco Corp.	40,346

		93,987

	Construction & Engineering — 0.8%
1,615	Fluor Corp.	97,900

	Electrical Equipment — 1.2%
901	Eaton Corp. plc	61,236
1,172	Emerson Electric Co.	72,325
274	Sensata Technologies Holding N.V., (Netherlands) (a)	14,350

		147,911

	Industrial Conglomerates — 0.1%
178	Danaher Corp.	15,214

	Machinery — 1.8%
136	Flowserve Corp.	8,153
505	Ingersoll-Rand plc	32,035
2,220	PACCAR, Inc.	150,998
74	Pall Corp.	7,455
7	Pentair plc, (United Kingdom)	483
230	SPX Corp.	19,782
22	WABCO Holdings, Inc. (a)	2,355

		221,261

	Road & Rail — 1.5%
170	Canadian Pacific Railway Ltd., (Canada)	32,773
1,522	CSX Corp.	55,134
845	Union Pacific Corp.	100,684

		188,591

	Total Industrials	1,371,644

	Information Technology — 21.0%
	Communications Equipment — 1.0%
78	Cisco Systems, Inc.	2,171
1,643	QUALCOMM, Inc.	122,108

		124,279

	Internet Software & Services — 4.0%
2,429	Facebook, Inc., Class A (a)	189,485
242	Google, Inc., Class A (a)	128,683
344	Google, Inc., Class C (a)	180,980

		499,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 4.0%
1,713	Accenture plc, (Ireland), Class A	152,987
176	Alliance Data Systems Corp. (a)	50,363
1,391	Cognizant Technology Solutions Corp., Class A (a)	73,245
887	Fidelity National Information Services, Inc.	55,178
69	International Business Machines Corp.	11,089
609	Visa, Inc., Class A	159,753

		502,615

	Semiconductors & Semiconductor Equipment — 4.1%
458	Applied Materials, Inc.	11,417
1,901	Avago Technologies Ltd., (Singapore)	191,215
1,339	Broadcom Corp., Class A	58,023
857	Freescale Semiconductor Ltd. (a)	21,628
1,462	KLA-Tencor Corp.	102,837
1,679	Lam Research Corp.	133,177

		518,297

	Software — 4.1%
1,602	Adobe Systems, Inc. (a)	116,486
489	Citrix Systems, Inc. (a)	31,187
6,054	Microsoft Corp.	281,219
1,872	Oracle Corp.	84,187

		513,079

	Technology Hardware, Storage & Peripherals — 3.8%
4,213	Apple, Inc.	465,017
27	EMC Corp.	818
306	Hewlett-Packard Co.	12,265

		478,100

	Total Information Technology	2,635,518

	Materials — 3.5%
	Chemicals — 2.0%
25	Albemarle Corp.	1,489
409	Axiall Corp.	17,380
964	Dow Chemical Co. (The)	43,986
1,020	E.I. du Pont de Nemours & Co.	75,449
2,390	Mosaic Co. (The)	109,111

		247,415

	Construction Materials — 0.0% (g)
41	Martin Marietta Materials, Inc.	4,514

	Containers & Packaging — 0.3%
500	Crown Holdings, Inc. (a)	25,457
322	Sealed Air Corp.	13,664

		39,121

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Metals & Mining — 1.2%
7,213	Alcoa, Inc.	113,890
1,421	United States Steel Corp.	38,006

		151,896

	Total Materials	442,946

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
2,979	Verizon Communications, Inc.	139,369

	Utilities — 2.4%
	Electric Utilities — 1.6%
568	Edison International	37,175
44	Entergy Corp.	3,862
1,435	Exelon Corp.	53,194
706	NextEra Energy, Inc.	75,065
897	PPL Corp.	32,601

		201,897

	Multi-Utilities — 0.8%
1,227	CenterPoint Energy, Inc.	28,744
618	Dominion Resources, Inc.	47,525
505	NiSource, Inc.	21,413
105	PG&E Corp.	5,590

		103,272

	Total Utilities	305,169

	Total Common Stocks (Cost $8,923,019)	12,368,195

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
24	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 3.3%
	Investment Company — 3.3%
408,515	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $408,515)	408,515

	Total Investments — 102.0% (Cost $9,331,534)	12,776,710
	Liabilities in Excess of Other Assets — (2.0)% (c)	(254,013)

	NET ASSETS — 100.0%	$12,522,697

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,014	E-mini S&P 500	03/20/15	$104,057	$(1,164)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	47

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand shares or contracts.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$5,414,446		$318,061		$73,909
Investments in affiliates, at value	207,918		10,350		4,951

Total investment securities, at value	5,622,364		328,411		78,860
Cash	—	(a)	—		—
Receivables:
Investment securities sold	124,841		—		—
Fund shares sold	12,199		265		83
Dividends from non-affiliates	4,145		126		26
Dividends from affiliates	4		1		—	(a)
Other assets	—		9		—

Total Assets	5,763,553		328,812		78,969

LIABILITIES:
Payables:
Investment securities purchased	299,279		—		—
Fund shares redeemed	10,194		64		—
Variation margin on futures contracts	595		—		—
Accrued liabilities:
Investment advisory fees	1,146		157		38
Administration fees	366		16		2
Shareholder servicing fees	102		64		17
Distribution fees	66		10		1
Custodian and accounting fees	39		13		13
Trustees’ and Chief Compliance Officer’s fees	7		—	(a)	—	(a)
Registration Fee	—		7		14
Audit fees	13		18		13
Other	13		7		7

Total Liabilities	311,820		356		105

Net Assets	$5,451,733		$328,456		$78,864

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$4,648,039	$276,984	$71,605
Accumulated undistributed (distributions in excess of) net investment income	889	(1,122)	(33)
Accumulated net realized gains (losses)	142,424	(3,750)	(470)
Net unrealized appreciation (depreciation)	660,381	56,344	7,762

Total Net Assets	$5,451,733	$328,456	$78,864

Net Assets:
Class A	$321,069	$27,593	$999
Class C	—	7,465	600
Class R5	—	46	—
Class R6	4,322,692	—	—
Institutional Class	553,151	—	—
Select Class	254,821	293,352	77,265

Total	$5,451,733	$328,456	$78,864

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	13,643	1,146	41
Class C	—	321	25
Class R5	—	2	—
Class R6	182,476	—	—
Institutional Class	23,355	—	—
Select Class	10,747	11,966	3,170

Net Asset Value (a):
Class A — Redemption price per share	$23.53	$24.08	$24.24
Class C — Offering price per share (b)	—	23.24	23.87
Class R5 — Offering and redemption price per share	—	24.86	—
Class R6 — Offering and redemption price per share	23.69	—	—
Institutional Class — Offering and redemption price per share	23.68	—	—
Select Class — Offering and redemption price per share	23.71	24.51	24.37
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.83	$25.41	$25.58

Cost of investments in non-affiliates	$4,755,115	$261,717	$66,147
Cost of investments in affiliates	207,918	10,350	4,951

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$8,891,728	$477,193		$137,972
Investments in affiliates, at value	90,194	15,806		3,901

Total investment securities, at value	8,981,922	492,999		141,873
Cash	—	—		1
Deposits at broker for futures contracts	—	—		255
Receivables:
Investment securities sold	1,948	174		2,671
Fund shares sold	75,345	342		369
Dividends from non-affiliates	20,015	667		177
Dividends from affiliates	8	—	(a)	—	(a)

Total Assets	9,079,238	494,182		145,346

LIABILITIES:
Payables:
Investment securities purchased	—	1,904		4,116
Fund shares redeemed	7,775	440		627
Variation margin on futures contracts	—	—		47
Outstanding options written, at fair value	—	—		2,641
Accrued liabilities:
Investment advisory fees	2,998	163		18
Administration fees	620	34		5
Shareholder servicing fees	1,524	103		28
Distribution fees	1,218	105		14
Custodian and accounting fees	104	15		21
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	1
Other	881	173		41

Total Liabilities	15,123	2,937		7,559

Net Assets	$9,064,115	$491,245		$137,787

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$7,106,458	$314,201	$132,375
Accumulated undistributed (distributions in excess of) net investment income	1,638	156	(10)
Accumulated net realized gains (losses)	(226)	5,519	(2,383)
Net unrealized appreciation (depreciation)	1,956,245	171,369	7,805

Total Net Assets	$9,064,115	$491,245	$137,787

Net Assets:
Class A	$2,765,330	$436,305	$64,641
Class B	3,390	2,435	—
Class C	985,499	19,435	838
Class R2	42,349	—	—
Class R5	421,355	—	439
Class R6	719,104	—	439
Select Class	4,127,088	33,070	71,430

Total	$9,064,115	$491,245	$137,787

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	196,611	9,462	3,932
Class B	243	54	—
Class C	70,984	458	51
Class R2	3,017	—	—
Class R5	29,522	—	27
Class R6	50,413	—	27
Select Class	289,262	687	4,337

Net Asset Value (a):
Class A — Redemption price per share	$14.07	$46.11	$16.44
Class B — Offering price per share (b)	13.96	44.98	—
Class C — Offering price per share (b)	13.88	42.48	16.43
Class R2 — Offering and redemption price per share	14.04	—	—
Class R5 — Offering and redemption price per share	14.27	—	16.48
Class R6 — Offering and redemption price per share	14.26	—	16.48
Select Class — Offering and redemption price per share	14.27	48.12	16.47
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.85	$48.66	$17.35

Cost of investments in non-affiliates	$6,935,483	$305,824	$130,225
Cost of investments in affiliates	90,194	15,806	3,901
Premiums paid from options written	—	—	2,671

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$15,046,245		$808,500		$12,368,195
Investments in affiliates, at value	369,617		9,682		408,515

Total investment securities, at value	15,415,862		818,182		12,776,710
Cash	—	(a)	1		5
Deposits at broker for futures contracts	—		—		1,989
Receivables:
Investment securities sold	—		2,138		11,614
Fund shares sold	19,237		128		43,655
Dividends from non-affiliates	3,254		1,296		14,122
Dividends from affiliates	18		—	(a)	7

Total Assets	15,438,371		821,745		12,848,102

LIABILITIES:
Payables:
Investment securities purchased	—		1,764		242,774
Fund shares redeemed	83,669		294		73,687
Variation margin on futures contracts	—		—		1,315
Accrued liabilities:
Investment advisory fees	6,479		281		3,923
Administration fees	1,073		58		835
Shareholder servicing fees	1,387		157		845
Distribution fees	1,484		29		463
Custodian and accounting fees	269		24		214
Trustees’ and Chief Compliance Officer’s fees	3		7		3
Other	3,728		135		1,346

Total Liabilities	98,092		2,749		325,405

Net Assets	$15,340,279		$818,996		$12,522,697

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$10,105,613	$654,359	$9,215,500
Accumulated undistributed (distributions in excess of) net investment income	(36,753)	317	3,634
Accumulated net realized gains (losses)	204,654	16,197	(140,449)
Net unrealized appreciation (depreciation)	5,066,765	148,123	3,444,012

Total Net Assets	$15,340,279	$818,996	$12,522,697

Net Assets:
Class A	$4,856,933	$93,921	$1,261,541
Class B	6,583	1,543	4,096
Class C	555,706	13,384	208,067
Class R2	238,983	612	152,134
Class R5	1,384,375	4,426	489,662
Class R6	2,837,976	1,553	2,663,467
Institutional Class	—	—	4,590,886
Select Class	5,459,723	703,557	3,152,844

Total	$15,340,279	$818,996	$12,522,697

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	140,646	6,289	86,921
Class B	218	105	287
Class C	18,553	922	14,682
Class R2	7,021	41	10,550
Class R5	39,691	298	33,631
Class R6	81,214	105	182,746
Institutional Class	—	—	315,490
Select Class	157,799	47,824	216,985

Net Asset Value (a):
Class A — Redemption price per share	$34.53	$14.93	$14.51
Class B — Offering price per share (b)	30.25	14.67	14.27
Class C — Offering price per share (b)	29.95	14.52	14.17
Class R2 — Offering and redemption price per share	34.04	14.88	14.42
Class R5 — Offering and redemption price per share	34.88	14.85	14.56
Class R6 — Offering and redemption price per share	34.94	14.78	14.57
Institutional Class — Offering and redemption price per share	—	—	14.55
Select Class — Offering and redemption price per share	34.60	14.71	14.53
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.44	$15.76	$15.31

Cost of investments in non-affiliates	$9,979,480	$660,377	$8,923,019
Cost of investments in affiliates	369,617	9,682	408,515

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—	$—
Dividend income from non-affiliates	42,490	871	402
Dividend income from affiliates	11	1	—	(a)

Total investment income	42,503	872	402

EXPENSES:
Investment advisory fees	6,130	928	250
Administration fees	2,023	128	32
Distribution fees:
Class A	319	28	1
Class C	—	23	1
Shareholder servicing fees:
Class A	319	28	1
Class C	—	8	—	(a)
Class R5	—	— (a)	—
Institutional Class	230	—	—
Select Class	294	351	95
Custodian and accounting fees	58	16	15
Professional fees	49	23	22
Trustees’ and Chief Compliance Officer’s fees	27	1	—	(a)
Printing and mailing costs	41	8	2
Registration and filing fees	93	37	18
Transfer agent fees	302	42	5
Other	45	6	5

Total expenses	9,930	1,627	447

Less fees waived	(288)	(62)	(63)

Net expenses	9,642	1,565	384

Net investment income (loss)	32,861	(693)	18

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	317,136	(2,580)	190
Futures	3,746	—	—

Net realized gain (loss)	320,882	(2,580)	190

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(22,998)	10,932	2,611
Futures	697	—	—

Change in net unrealized appreciation/depreciation	(22,301)	10,932	2,611

Net realized/unrealized gains (losses)	298,581	8,352	2,801

Change in net assets resulting from operations	$331,442	$7,659	$2,819

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$130,644	$6,072	$728
Dividend income from affiliates	33	1	— (a)

Total investment income	130,677	6,073	728

EXPENSES:
Investment advisory fees	16,378	947	81
Administration fees	3,378	195	27
Distribution fees:
Class A	3,163	530	36
Class B	14	9	—
Class C	3,285	63	2
Class R2	88	—	—
Shareholder servicing fees:
Class A	3,163	530	36
Class B	5	3	—
Class C	1,095	21	— (a)
Class R2	44	—	—
Class R5	86	—	— (a)
Select Class	4,743	38	44
Custodian and accounting fees	119	16	18
Professional fees	65	25	45
Trustees’ and Chief Compliance Officer’s fees	40	3	1
Printing and mailing costs	225	25	2
Registration and filing fees	143	32	43
Transfer agent fees	2,170	231	5
Offering costs	—	—	48
Other	38	20	3

Total expenses	38,242	2,688	391

Less fees waived	(642)	(6)	(103)
Less expense reimbursements	(8)	—	(58)

Net expenses	37,592	2,682	230

Net investment income (loss)	93,085	3,391	498

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	87,660	20,162	(2,932)
Futures	—	—	550
Options written	—	—	121

Net realized gain (loss)	87,660	20,162	(2,261)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	338,075	4,602	7,448
Futures	—	—	28
Options Written	—	—	30

Change in net unrealized appreciation/depreciation	338,075	4,602	7,506

Net realized/unrealized gains (losses)	425,735	24,764	5,245

Change in net assets resulting from operations	$518,820	$28,155	$5,743

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$51,092	$8,999	$124,963
Dividend income from affiliates	51	2	17

Total investment income	51,143	9,001	124,980

EXPENSES:
Investment advisory fees	38,006	1,683	22,813
Administration fees	6,271	347	4,705
Distribution fees:
Class A	6,069	116	1,519
Class B	26	6	16
Class C	2,025	47	712
Class R2	558	1	349
Shareholder servicing fees:
Class A	6,069	116	1,519
Class B	9	2	5
Class C	675	15	238
Class R2	279	1	174
Class R5	351	1	116
Institutional Class	—	—	2,228
Select Class	6,716	857	3,021
Custodian and accounting fees	259	23	218
Interest expense to affiliates	—	— (a)	—
Professional fees	114	29	72
Trustees’ and Chief Compliance Officer’s fees	67	— (a)	51
Printing and mailing costs	537	17	342
Registration and filing fees	152	42	145
Transfer agent fees	6,223	75	2,595
Other	107	15	484

Total expenses	74,513	3,393	41,322

Less fees waived	(3,754)	(73)	(1,956)

Net expenses	70,759	3,320	39,366

Net investment income (loss)	(19,616)	5,681	85,614

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	422,178	59,920	520,621
Futures	—	—	11,963

Net realized gain (loss)	422,178	59,920	532,584

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	804,442	(11,747)	141,244
Futures	—	—	(1,654)

Change in net unrealized appreciation/depreciation	804,442	(11,747)	139,590

Net realized/unrealized gains (losses)	1,226,620	48,173	672,174

Change in net assets resulting from operations	$1,207,004	$53,854	$757,788

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,861	$46,521	$(693)	$(708)
Net realized gain (loss)	320,882	240,349	(2,580)	7,600
Change in net unrealized appreciation/depreciation	(22,301)	433,169	10,932	30,946

Change in net assets resulting from operations	331,442	720,039	7,659	37,838

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,323)	(1,624)	—	—
From net realized gains	(19,848)	(9,242)	(413)	—
Class C
From net realized gains	—	—	(111)	—
Class R5
From net realized gains	—	—	(1)	—
Class R6
From net investment income	(27,090)	(39,209)	—	—
From net realized gains	(266,822)	(139,746)	—	—
Institutional Class
From net investment income	(3,037)	(4,083)	—	—
From net realized gains	(32,068)	(16,849)	—	—
Select Class
From net investment income	(1,353)	(775)	—	—
From net realized gains	(15,846)	(3,550)	(4,260)	—

Total distributions to shareholders	(367,387)	(215,078)	(4,785)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,209,692	1,946,173	42,817	142,647

NET ASSETS:
Change in net assets	1,173,747	2,451,134	45,691	180,485
Beginning of period	4,277,986	1,826,852	282,765	102,280

End of period	$5,451,733	$4,277,986	$328,456	$282,765

Accumulated undistributed (distributions in excess of) net investment income	$889	$831	$(1,122)	$(429)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18	$62	$93,085	$108,236
Net realized gain (loss)	190	(77)	87,660	125,411
Distributions of capital gains received from investment company affiliates	—	—	—	1
Change in net unrealized appreciation/depreciation	2,611	4,489	338,075	934,953

Change in net assets resulting from operations	2,819	4,474	518,820	1,168,601

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—	(27,438)	(31,236)
From net realized gains	(5)	(5)	(53,724)	(30,026)
Class B
From net investment income	—	—	(28)	(50)
From net realized gains	—	—	(67)	(74)
Class C
From net investment income	—	—	(7,777)	(7,992)
From net realized gains	(4)	(2)	(18,697)	(10,640)
Class R2
From net investment income	—	—	(365)	(317)
From net realized gains	—	—	(817)	(336)
Class R5
From net investment income	—	—	(4,485)	(5,124)
From net realized gains	—	—	(7,581)	(3,803)
Class R6
From net investment income	—	—	(8,002)	(9,298)
From net realized gains	—	—	(13,082)	(7,928)
Select Class
From net investment income	(112)	— (a)	(44,891)	(54,801)
From net realized gains	(492)	(259)	(77,081)	(46,326)

Total distributions to shareholders	(614)	(266)	(264,035)	(207,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,039	64,555	1,283,801	2,056,118

NET ASSETS:
Change in net assets	6,244	68,763	1,538,586	3,016,768
Beginning of period	72,620	3,857	7,525,529	4,508,761

End of period	$78,864	$72,620	$9,064,115	$7,525,529

Accumulated undistributed (distributions in excess of) net investment income	$(33)	$62	$1,638	$1,539

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Period Ended June 30, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,391	$4,949	$498	$24
Net realized gain (loss)	20,162	51,392	(2,261)	(122)
Distributions of capital gains received from investment company affiliates	—	— (b)	—	—
Change in net unrealized appreciation/depreciation	4,602	34,471	7,506	299

Change in net assets resulting from operations	28,155	90,812	5,743	201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,873)	(4,431)	(229)	(4)
From net realized gains	(9,151)	—	—	—
Return of capital	—	—	—	(1)
Class B
From net investment income	(11)	(18)	—	—
From net realized gains	(53)	—	—	—
Class C
From net investment income	(100)	(99)	(2)	— (b)
From net realized gains	(427)	—	—	—
Return of capital	—	—	—	— (b)
Class R5
From net investment income	—	—	(2)	— (b)
Return of capital	—	—	—	— (b)
Class R6
From net investment income	—	—	(2)	— (b)
Return of capital	—	—	—	(1)
Select Class
From net investment income	(234)	(332)	(270)	(23)
From net realized gains	(660)	—	—	—
Return of capital	—	—	—	(20)

Total distributions to shareholders	(13,509)	(4,880)	(505)	(49)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	12,731	(17,280)	127,514	4,883

NET ASSETS:
Change in net assets	27,377	68,652	132,752	5,035
Beginning of period	463,868	395,216	5,035	—

End of period	$491,245	$463,868	$137,787	$5,035

Accumulated undistributed (distributions in excess of) net investment income	$156	$(17)	$(10)	$(3)

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(19,616)	$(28,833)	$5,681	$9,568
Net realized gain (loss)	422,178	572,824	59,920	123,935
Distributions of capital gains received from investment company affiliates	—	1	—	4
Change in net unrealized appreciation/depreciation	804,442	2,563,782	(11,747)	35,976

Change in net assets resulting from operations	1,207,004	3,107,774	53,854	169,483

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(520)	(861)
From net realized gains	(85,875)	—	(13,856)	(1,655)
Class B
From net investment income	—	—	(5)	(12)
From net realized gains	(133)	—	(230)	(50)
Class C
From net investment income	—	—	(47)	(68)
From net realized gains	(11,256)	—	(2,003)	(233)
Class R2
From net investment income	—	—	(3)	(3)
From net realized gains	(3,964)	—	(87)	(14)
Class R5
From net investment income	—	—	(30)	(116)
From net realized gains	(24,104)	—	(646)	(599)
Class R6
From net investment income	—	—	(319)	(724)
From net realized gains	(50,817)	—	(6,003)	(1,655)
Select Class
From net investment income	—	—	(4,384)	(8,031)
From net realized gains	(97,149)	—	(102,872)	(21,436)

Total distributions to shareholders	(273,298)	—	(131,005)	(35,457)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(539,159)	275,053	71,700	(6,000)

NET ASSETS:
Change in net assets	394,547	3,382,827	(5,451)	128,026
Beginning of period	14,945,732	11,562,905	824,447	696,421

End of period	$15,340,279	$14,945,732	$818,996	$824,447

Accumulated undistributed (distributions in excess of) net investment income	$(36,753)	$(17,137)	$317	$(56)

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	U.S. Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$85,614	$96,944
Net realized gain (loss)	532,584	736,827
Distributions of capital gains received from investment company affiliates	—	2
Change in net unrealized appreciation/depreciation	139,590	1,332,466

Change in net assets resulting from operations	757,788	2,166,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,245)	(8,068)
From net realized gains	(101,441)	(67,000)
Class B
From net investment income	(15)	(13)
From net realized gains	(335)	(307)
Class C
From net investment income	(802)	(512)
From net realized gains	(16,831)	(9,496)
Class R2
From net investment income	(718)	(595)
From net realized gains	(12,128)	(6,636)
Class R5
From net investment income	(3,524)	(4,728)
From net realized gains	(39,025)	(27,833)
Class R6
From net investment income	(19,621)	(23,536)
From net realized gains	(207,916)	(124,852)
Institutional Class
From net investment income	(32,792)	(34,846)
From net realized gains	(373,132)	(245,150)
Select Class
From net investment income	(17,835)	(24,079)
From net realized gains	(194,871)	(143,301)

Total distributions to shareholders	(1,028,231)	(720,952)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,013,496	1,347,074

NET ASSETS:
Change in net assets	1,743,053	2,792,361
Beginning of period	10,779,644	7,987,283

End of period	$12,522,697	$10,779,644

Accumulated undistributed (distributions in excess of) net investment income	$3,634	$572

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$135,497	$110,205	$13,806	$18,137
Distributions reinvested	21,134	10,845	402	—
Cost of shares redeemed	(38,787)	(42,738)	(3,699)	(1,412)

Change in net assets resulting from Class A capital transactions	$117,844	$78,312	$10,509	$16,725

Class C
Proceeds from shares issued	$—	$—	$3,345	$4,982
Distributions reinvested	—	—	84	—
Cost of shares redeemed	—	—	(383)	(705)

Change in net assets resulting from Class C capital transactions	$—	$—	$3,046	$4,277

Class R5
Proceeds from shares issued	$—	$—	$—	$4
Distributions reinvested	—	—	1	—
Cost of shares redeemed	—	—	—	— (a)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$1	$4

Class R6
Proceeds from shares issued	$507,005	$1,799,308	$—	$—
Distributions reinvested	293,912	178,948	—	—
Cost of shares redeemed	(50,565)	(264,127)	—	—

Change in net assets resulting from Class R6 capital transactions	$750,352	$1,714,129	$—	$—

Institutional Class
Proceeds from shares issued	$207,404	$148,282	$—	$—
Distributions reinvested	32,075	18,575	—	—
Cost of shares redeemed	(72,528)	(45,570)	—	—

Change in net assets resulting from Institutional Class capital transactions	$166,951	$121,287	$—	$—

Select Class
Proceeds from shares issued	$195,288	$43,804	$40,380	$133,469
Distributions reinvested	6,618	3,427	3,771	—
Cost of shares redeemed	(27,361)	(14,786)	(14,890)	(11,828)

Change in net assets resulting from Select Class capital transactions	$174,545	$32,445	$29,261	$121,641

Total change in net assets resulting from capital transactions	$1,209,692	$1,946,173	$42,817	$142,647

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	5,622	5,011	573	763
Reinvested	922	507	17	—
Redeemed	(1,611)	(1,927)	(154)	(60)

Change in Class A Shares	4,933	3,591	436	703

Class C
Issued	—	—	143	214
Reinvested	—	—	4	—
Redeemed	—	—	(16)	(31)

Change in Class C Shares	—	—	131	183

Class R5
Issued	—	—	—	—	(a)
Reinvested	—	—	— (a)	—
Redeemed	—	—	—	—	(a)

Change in Class R5 Shares	—	—	— (a)	—	(a)

Class R6
Issued	20,996	82,159	—	—
Reinvested	12,718	8,286	—	—
Redeemed	(2,106)	(11,337)	—	—

Change in Class R6 Shares	31,608	79,108	—	—

Institutional Class
Issued	8,615	6,620	—	—
Reinvested	1,388	862	—	—
Redeemed	(2,978)	(2,038)	—	—

Change in Institutional Class Shares	7,025	5,444	—	—

Select Class
Issued	8,122	1,997	1,673	5,952
Reinvested	286	159	156	—
Redeemed	(1,132)	(673)	(600)	(526)

Change in Select Class Shares	7,276	1,483	1,229	5,426

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$602	$490	$722,856	$1,182,529
Distributions reinvested	6	5	78,069	59,065
Cost of shares redeemed	(50)	(167)	(477,818)	(454,907)

Change in net assets resulting from Class A capital transactions	$558	$328	$323,107	$786,687

Class B
Proceeds from shares issued	$—	$—	$161	$1,047
Distributions reinvested	—	—	89	112
Cost of shares redeemed	—	—	(892)	(1,961)

Change in net assets resulting from Class B capital transactions	$—	$—	$(642)	$(802)

Class C
Proceeds from shares issued	$485	$62	$195,921	$374,473
Distributions reinvested	4	2	21,952	15,425
Cost of shares redeemed	(28)	(12)	(63,683)	(89,920)

Change in net assets resulting from Class C capital transactions	$461	$52	$154,190	$299,978

Class R2
Proceeds from shares issued	$—	$—	$16,755	$19,772
Distributions reinvested	—	—	1,153	652
Cost of shares redeemed	—	—	(5,433)	(8,361)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$12,475	$12,063

Class R5
Proceeds from shares issued	$—	$—	$126,872	$133,602
Distributions reinvested	—	—	10,604	8,807
Cost of shares redeemed	—	—	(34,152)	(103,835)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$103,324	$38,574

Class R6
Proceeds from shares issued	$—	$—	$186,452	$392,844
Distributions reinvested	—	—	18,741	14,091
Cost of shares redeemed	—	—	(56,453)	(150,821)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$148,740	$256,114

Select Class
Proceeds from shares issued	$9,955	$74,941	$897,911	$1,343,746
Distributions reinvested	41	100	71,865	51,006
Cost of shares redeemed	(6,976)	(10,866)	(427,169)	(731,248)

Change in net assets resulting from Select Class capital transactions	$3,020	$64,175	$542,607	$663,504

Total change in net assets resulting from capital transactions	$4,039	$64,555	$1,283,801	$2,056,118

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	25	22	52,740	93,449
Reinvested	— (a)	— (a)	5,648	4,669
Redeemed	(2)	(7)	(34,608)	(35,883)

Change in Class A Shares	23	15	23,780	62,235

Class B
Issued	—	—	12	85
Reinvested	—	—	6	9
Redeemed	—	—	(65)	(156)

Change in Class B Shares	—	—	(47)	(62)

Class C
Issued	20	4	14,377	30,145
Reinvested	— (a)	— (a)	1,610	1,238
Redeemed	(1)	(1)	(4,703)	(7,181)

Change in Class C Shares	19	3	11,284	24,202

Class R2
Issued	—	—	1,221	1,554
Reinvested	—	—	84	52
Redeemed	—	—	(395)	(649)

Change in Class R2 Shares	—	—	910	957

Class R5
Issued	—	—	8,987	10,246
Reinvested	—	—	756	687
Redeemed	—	—	(2,435)	(8,034)

Change in Class R5 Shares	—	—	7,308	2,899

Class R6
Issued	—	—	13,303	30,669
Reinvested	—	—	1,336	1,095
Redeemed	—	—	(4,056)	(11,733)

Change in Class R6 Shares	—	—	10,583	20,031

Select Class
Issued	415	3,320	64,312	104,808
Reinvested	2	5	5,126	3,973
Redeemed	(291)	(475)	(30,571)	(56,929)

Change in Select Class Shares	126	2,850	38,867	51,852

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Period Ended June 30, 2014 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,387	$31,727	$62,846	$1,573
Distributions reinvested	11,546	4,239	229	4
Cost of shares redeemed	(30,188)	(50,548)	(1,971)	(1,009)

Change in net assets resulting from Class A capital transactions	$3,745	$(14,582)	$61,104	$568

Class B
Proceeds from shares issued	$75	$86	$—	$—
Distributions reinvested	64	18	—	—
Cost of shares redeemed	(438)	(996)	—	—

Change in net assets resulting from Class B capital transactions	$(299)	$(892)	$—	$—

Class C
Proceeds from shares issued	$5,743	$6,964	$764	$50
Distributions reinvested	472	89	2	—	(b)
Cost of shares redeemed	(1,885)	(2,395)	— (b)	—

Change in net assets resulting from Class C capital transactions	$4,330	$4,658	$766	$50

Class R5
Proceeds from shares issued	$—	$—	$373	$50
Distributions reinvested	—	—	2	1

Change in net assets resulting from Class R5 capital transactions	$—	$—	$375	$51

Class R6
Proceeds from shares issued	$—	$—	$374	$50
Distributions reinvested	—	—	2	1

Change in net assets resulting from Class R6 capital transactions	$—	$—	$376	$51

Select Class
Proceeds from shares issued	$5,703	$19,582	$67,324	$4,125
Distributions reinvested	767	296	265	38
Cost of shares redeemed	(1,515)	(26,342)	(2,696)	—

Change in net assets resulting from Select Class capital transactions	$4,955	$(6,464)	$64,893	$4,163

Total change in net assets resulting from capital transactions	$12,731	$(17,280)	$127,514	$4,883

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)		Period Ended June 30, 2014 (a)
SHARE TRANSACTIONS:
Class A
Issued	494	791	4,004		100
Reinvested	257	102	14		—	(b)
Redeemed	(674)	(1,258)	(122)		(64)

Change in Class A Shares	77	(365)	3,896		36

Class B
Issued	1	2	—		—
Reinvested	2	— (b)	—		—
Redeemed	(10)	(25)	—		—

Change in Class B Shares	(7)	(23)	—		—

Class C
Issued	138	187	48		3
Reinvested	11	2	—	(b)	—	(b)
Redeemed	(45)	(65)	—	(b)	—

Change in Class C Shares	104	124	48		3

Class R5
Issued	—	—	24		3
Reinvested	—	—	—	(b)	—	(b)

Change in Class R5 Shares	—	—	24		3

Class R6
Issued	—	—	24		3
Reinvested	—	—	—	(b)	—	(b)

Change in Class R6 Shares	—	—	24		3

Select Class
Issued	122	473	4,214		270
Reinvested	16	7	16		3
Redeemed	(33)	(643)	(166)		—

Change in Select Class Shares	105	(163)	4,064		273

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$475,974	$2,726,496	$7,656	$15,561
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,595
Distributions reinvested	80,373	—	13,856	2,439
Cost of shares redeemed	(1,040,158)	(1,431,629)	(10,943)	(15,944)

Change in net assets resulting from Class A capital transactions	$(483,811)	$1,294,867	$10,569	$44,651

Class B
Proceeds from shares issued	$59	$146	$30	$33
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,079
Distributions reinvested	131	—	225	57
Cost of shares redeemed	(1,479)	(3,925)	(460)	(769)

Change in net assets resulting from Class B capital transactions	$(1,289)	$(3,779)	$(205)	$400

Class C
Proceeds from shares issued	$46,679	$118,910	$2,240	$3,724
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	3,188
Distributions reinvested	7,502	—	1,845	268
Cost of shares redeemed	(52,296)	(90,812)	(1,043)	(1,946)

Change in net assets resulting from Class C capital transactions	$1,885	$28,098	$3,042	$5,234

Class R2
Proceeds from shares issued	$44,323	$62,282	$181	$194
Distributions reinvested	3,119	—	62	10
Cost of shares redeemed	(43,583)	(78,278)	(28)	(196)

Change in net assets resulting from Class R2 capital transactions	$3,859	$(15,996)	$215	$8

Class R5
Proceeds from shares issued	$159,237	$365,422	$477	$514
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	2,180
Distributions reinvested	22,865	—	492	690
Cost of shares redeemed	(288,518)	(413,385)	(572)	(19,905)

Change in net assets resulting from Class R5 capital transactions	$(106,416)	$(47,963)	$397	$(16,521)

Class R6
Proceeds from shares issued	$308,617	$665,288	$2,025	$4,941
Distributions reinvested	48,411	—	6,322	2,379
Cost of shares redeemed	(405,000)	(692,012)	(54,453)	(8,427)

Change in net assets resulting from Class R6 capital transactions	$(47,972)	$(26,724)	$(46,106)	$(1,107)

Select Class
Proceeds from shares issued	$822,111	$1,132,582	$32,903	$29,098
Distributions reinvested	69,462	—	106,574	27,502
Cost of shares redeemed	(796,988)	(2,086,032)	(35,689)	(95,265)

Change in net assets resulting from Select Class capital transactions	$94,585	$(953,450)	$103,788	$(38,665)

Total change in net assets resulting from capital transactions	$(539,159)	$275,053	$71,700	$(6,000)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	14,117	94,359	461	1,021
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2,898
Reinvested	2,374	—	958	162
Redeemed	(31,117)	(47,665)	(672)	(1,042)

Change in Class A Shares	(14,626)	46,694	747	3,039

Class B
Issued	3	6	2	3
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	74
Reinvested	4	—	16	4
Redeemed	(50)	(148)	(29)	(51)

Change in Class B Shares	(43)	(142)	(11)	30

Class C
Issued	1,588	4,514	141	251
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	222
Reinvested	255	—	131	18
Redeemed	(1,788)	(3,428)	(67)	(131)

Change in Class C Shares	55	1,086	205	360

Class R2
Issued	1,318	2,078	12	12
Reinvested	94	—	4	1
Redeemed	(1,327)	(2,597)	(2)	(13)

Change in Class R2 Shares	85	(519)	14	— (a)

Class R5
Issued	4,688	12,035	30	34
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	149
Reinvested	669	—	34	48
Redeemed	(8,424)	(13,642)	(34)	(1,358)

Change in Class R5 Shares	(3,067)	(1,607)	30	(1,127)

Class R6
Issued	9,027	22,243	122	329
Reinvested	1,413	—	441	161
Redeemed	(11,848)	(22,612)	(3,548)	(557)

Change in Class R6 Shares	(1,408)	(369)	(2,985)	(67)

Select Class
Issued	24,519	37,768	2,071	1,976
Reinvested	2,047	—	7,476	1,868
Redeemed	(23,678)	(67,981)	(2,107)	(6,280)

Change in Select Class Shares	2,888	(30,213)	7,440	(2,436)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$207,431	$383,521
Distributions reinvested	96,062	67,082
Cost of shares redeemed	(184,443)	(308,374)

Change in net assets resulting from Class A capital transactions	$119,050	$142,229

Class B
Proceeds from shares issued	$40	$178
Distributions reinvested	331	305
Cost of shares redeemed	(429)	(1,374)

Change in net assets resulting from Class B capital transactions	$(58)	$(891)

Class C
Proceeds from shares issued	$39,299	$59,625
Distributions reinvested	16,003	9,127
Cost of shares redeemed	(16,812)	(25,641)

Change in net assets resulting from Class C capital transactions	$38,490	$43,111

Class R2
Proceeds from shares issued	$32,763	$54,604
Distributions reinvested	11,764	6,417
Cost of shares redeemed	(14,906)	(22,308)

Change in net assets resulting from Class R2 capital transactions	$29,621	$38,713

Class R5
Proceeds from shares issued	$77,890	$141,144
Distributions reinvested	35,455	28,688
Cost of shares redeemed	(54,058)	(250,658)

Change in net assets resulting from Class R5 capital transactions	$59,287	$(80,826)

Class R6
Proceeds from shares issued	$382,939	$764,394
Distributions reinvested	223,682	140,851
Cost of shares redeemed	(277,638)	(184,568)

Change in net assets resulting from Class R6 capital transactions	$328,983	$720,677

Institutional Class
Proceeds from shares issued	$680,724	$3,312,906
Distributions reinvested	360,252	242,236
Cost of shares redeemed	(514,876)	(874,872)

Change in net assets resulting from Institutional Class capital transactions	$526,100	$2,680,270

Select Class
Proceeds from shares issued	$902,954	$703,654
Distributions reinvested	200,535	155,534
Cost of shares redeemed	(191,466)	(3,055,397)

Change in net assets resulting from Select Class capital transactions	$912,023	$(2,196,209)

Total change in net assets resulting from capital transactions	$2,013,496	$1,347,074

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	U.S. Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	13,818	27,421
Reinvested	6,771	4,947
Redeemed	(12,250)	(22,134)

Change in Class A Shares	8,339	10,234

Class B
Issued	2	13
Reinvested	24	23
Redeemed	(28)	(101)

Change in Class B Shares	(2)	(65)

Class C
Issued	2,677	4,349
Reinvested	1,158	690
Redeemed	(1,147)	(1,871)

Change in Class C Shares	2,688	3,168

Class R2
Issued	2,189	3,941
Reinvested	835	476
Redeemed	(1,001)	(1,596)

Change in Class R2 Shares	2,023	2,821

Class R5
Issued	5,191	9,994
Reinvested	2,489	2,106
Redeemed	(3,566)	(18,145)

Change in Class R5 Shares	4,114	(6,045)

Class R6
Issued	25,503	54,986
Reinvested	15,678	10,318
Redeemed	(18,193)	(13,029)

Change in Class R6 Shares	22,988	52,275

Institutional Class
Issued	45,077	229,320
Reinvested	25,308	17,794
Redeemed	(34,265)	(62,503)

Change in Institutional Class Shares	36,120	184,611

Select Class
Issued	62,312	51,196
Reinvested	14,107	11,454
Redeemed	(12,650)	(212,173)

Change in Select Class Shares	63,769	(149,523)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$23.73	$0.11	(f)	$1.40	$1.51	$(0.11)	$(1.60)	$(1.71)
Year Ended June 30, 2014	20.27	0.23	(f)	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	(f)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(f)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(f)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(f)	1.54	1.72	(0.17)	—	(0.17)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	23.85	0.17	(f)	1.43	1.60	(0.16)	(1.60)	(1.76)
Year Ended June 30, 2014	20.36	0.34	(f)	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	(f)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(f)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(f)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(f)	1.56	1.80	(0.24)	—	(0.24)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	23.85	0.16	(f)	1.42	1.58	(0.15)	(1.60)	(1.75)
Year Ended June 30, 2014	20.36	0.32	(f)	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	(f)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(f)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(f)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(f)	1.57	1.80	(0.23)	—	(0.23)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	23.88	0.14	(f)	1.42	1.56	(0.13)	(1.60)	(1.73)
Year Ended June 30, 2014	20.39	0.28	(f)	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	(f)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(f)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(f)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(f)	1.56	1.77	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.53	6.59%	$321,069	0.85%	0.90%	0.90%	71%
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169

23.69	6.93	4,322,692	0.35	1.39	0.35	71
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169

23.68	6.85	553,151	0.45	1.27	0.47	71
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169

23.71	6.77	254,821	0.60	1.13	0.62	71
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$23.95	$(0.08	)(f)(g)	$0.58	$0.50	$(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(f)(h)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(f)(i)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—
Year Ended June 30, 2011	11.44	(0.10	)(f)	4.13	4.03	—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	23.19	(0.14	)(f)(g)	0.56	0.42	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(f)(h)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(f)(i)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—

Class R5
Six Months Ended December 31, 2014 (Unaudited)	24.65	(0.03	)(f)(g)	0.61	0.58	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(f)(h)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(f)(i)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	24.34	(0.05	)(f)(g)	0.59	0.54	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(f)(h)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(f)(i)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among Classes due to the timing of recognition of income and changes in the relative size of the Classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$24.08	2.12%	$27,593	1.23%	(0.66	)%(g)	1.32%	38%
23.95	26.45	16,996	1.24	(0.30	)(h)	1.25	55
18.94	19.19	126	1.25	(0.30	)(i)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97
11.44	15.44	76	1.25	(0.61)		5.82	39

23.24	1.84	7,465	1.73	(1.16	)(g)	1.80	38
23.19	25.83	4,416	1.74	(0.86	)(h)	1.75	55
18.43	18.60	123	1.74	(0.80	)(i)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97
11.29	14.74	75	1.75	(1.11)		6.32	39

24.86	2.38	46	0.78	(0.22	)(g)	0.81	38
24.65	26.93	45	0.80	(0.17	)(h)	0.84	55
19.42	19.73	32	0.80	0.15	(i)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97
11.57	15.93	19	0.80	(0.17)		5.37	39

24.51	2.25	293,352	0.98	(0.42	)(g)	1.01	38
24.34	26.77	261,308	1.00	(0.35	)(h)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(i)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97
11.51	15.68	2,130	1.00	(0.36)		5.57	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$23.56	$(0.03	)(g)	$0.89	$0.86	$(0.02)	$(0.16)	$(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(g)	4.86	4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011(h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2014 (Unaudited)	23.24	(0.09	)(g)	0.88	0.79	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(g)	4.84	4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011(h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	23.67	0.01	(g)	0.89	0.90	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(g)	4.87	4.91	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011(h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$24.24	3.67%	$999	1.24%	(0.21)%	1.44%	24%
23.56	25.43	423	1.24	(0.10)	2.11	76
19.18	21.47	64	1.25	(0.13)	3.75	61
15.79	5.37	53	1.25	0.04	5.09	71

23.87	3.40	600	1.74	(0.72)	1.91	24
23.24	24.86	133	1.74	(0.67)	2.82	76
19.01	20.85	63	1.75	(0.63)	4.25	61
15.73	4.87	52	1.75	(0.46)	5.58	71

24.37	3.79	77,265	0.99	0.05	1.16	24
23.67	25.75	72,064	0.99	0.19	1.51	76
19.22	21.77	3,730	1.00	0.12	3.51	61
15.81	5.61	3,063	1.00	0.29	4.84	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$13.66	$0.15	(f)(g)	$0.69	$0.84	$(0.15)	$(0.28)	$(0.43)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(h)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)
Class B
Six Months Ended December 31, 2014 (Unaudited)	13.56	0.11	(f)(g)	0.68	0.79	(0.11)	(0.28)	(0.39)
Year Ended June 30, 2014	11.54	0.15	(f)	2.24	2.39	(0.15)	(0.22)	(0.37)
Year Ended June 30, 2013	9.78	0.18	(f)(h)	1.83	2.01	(0.18)	(0.07)	(0.25)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)
Class C
Six Months Ended December 31, 2014 (Unaudited)	13.49	0.11	(f)(g)	0.68	0.79	(0.12)	(0.28)	(0.40)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(h)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)
Class R2
Six Months Ended December 31, 2014 (Unaudited)	13.64	0.14	(f)(g)	0.67	0.81	(0.13)	(0.28)	(0.41)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(h)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (i) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	13.85	0.19	(f)(g)	0.68	0.87	(0.17)	(0.28)	(0.45)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (i) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)
Class R6
Six Months Ended December 31, 2014 (Unaudited)	13.84	0.19	(f)(g)	0.69	0.88	(0.18)	(0.28)	(0.46)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (i) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)
Select Class
Six Months Ended December 31, 2014 (Unaudited)	13.85	0.17	(f)(g)	0.69	0.86	(0.16)	(0.28)	(0.44)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(h)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.07	6.18%	$2,765,330	1.04%	2.16	%(g)	1.07%	10%
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(h)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43

13.96	5.90	3,390	1.54	1.57	(g)	1.57	10
13.56	20.99	3,932	1.52	1.17		1.56	20
11.54	20.90	4,062	1.52	1.75	(h)	1.58	34
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43

13.88	5.88	985,499	1.54	1.66	(g)	1.55	10
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(h)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43

14.04	6.01	42,349	1.29	1.97	(g)	1.34	10
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(h)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

14.27	6.39	421,355	0.59	2.63	(g)	0.60	10
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(h)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

14.26	6.42	719,104	0.52	2.68	(g)	0.53	10
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(h)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

14.27	6.29	4,127,088	0.79	2.40	(g)	0.79	10
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(h)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $0.07, $0.07, $0.09, $0.14, $0.15 and $0.13 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.55%, 0.96%, 1.05%, 1.36%, 2.02%, 2.07% and 1.79% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.49%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$44.70	$0.33	(f)(g)	$2.38	$2.71	$(0.31)	$(0.99)	$(1.30)
Year Ended June 30, 2014	36.53	0.47	(f)	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	(f)	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	(f)	1.16	1.51	(0.34)	—	(0.34)
Year Ended June 30, 2011	22.30	0.28	(f)	5.96	6.24	(0.28)	—	(0.28)
Year Ended June 30, 2010	19.46	0.35	(f)	2.83	3.18	(0.34)	—	(0.34)

Class B
Six Months Ended December 31, 2014 (Unaudited)	43.65	0.20	(f)(g)	2.33	2.53	(0.21)	(0.99)	(1.20)
Year Ended June 30, 2014	35.68	0.25	(f)	7.99	8.24	(0.27)	—	(0.27)
Year Ended June 30, 2013	28.76	0.23	(f)	6.94	7.17	(0.25)	—	(0.25)
Year Ended June 30, 2012	27.62	0.21	(f)	1.14	1.35	(0.21)	—	(0.21)
Year Ended June 30, 2011	21.80	0.15	(f)	5.82	5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(f)	2.76	2.99	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2014 (Unaudited)	41.31	0.20	(f)(g)	2.19	2.39	(0.23)	(0.99)	(1.22)
Year Ended June 30, 2014	33.83	0.25	(f)	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	(f)	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	(f)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(f)	5.53	5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(f)	2.66	2.87	(0.25)	—	(0.25)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	46.58	0.41	(f)(g)	2.47	2.88	(0.35)	(0.99)	(1.34)
Year Ended June 30, 2014	38.03	0.58	(f)	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	(f)	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	(f)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(f)	6.20	6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(f)	2.95	3.38	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.12, $0.13 and $0.32 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.08%, 0.55%, 0.60% and 1.34% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$46.11	6.15%	$436,305	1.13%	1.44	%(g)	1.13%	21%
44.70	23.74	419,465	1.13	1.16		1.15	42
36.53	25.65	356,127	1.15	1.23		1.16	35
29.43	5.45	293,520	1.19	1.28		1.19	28
28.26	28.03	306,850	1.19	1.07		1.19	23
22.30	16.25	266,587	1.21	1.49		1.21	41

44.98	5.88	2,435	1.64	0.91	(g)	1.64	21
43.65	23.14	2,660	1.63	0.64		1.65	42
35.68	25.01	2,981	1.66	0.73		1.66	35
28.76	4.93	3,286	1.69	0.77		1.70	28
27.62	27.40	4,439	1.69	0.57		1.69	23
21.80	15.66	4,959	1.71	1.01		1.72	41

42.48	5.90	19,435	1.64	0.96	(g)	1.64	21
41.31	23.12	14,619	1.64	0.66		1.65	42
33.83	25.02	7,769	1.65	0.72		1.65	35
27.32	4.94	4,137	1.69	0.79		1.69	28
26.27	27.35	3,837	1.69	0.56		1.69	23
20.77	15.72	2,797	1.70	0.97		1.71	41

48.12	6.29	33,070	0.89	1.70	(g)	0.89	21
46.58	24.05	27,124	0.89	1.39		0.90	42
38.03	25.97	28,339	0.88	1.45		0.90	35
30.63	5.78	7,474	0.89	1.58		0.94	28
29.39	28.41	5,733	0.90	1.32		0.95	23
23.18	16.63	1,646	0.89	1.80		0.97	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$15.74	$0.12	(g)(h)	$0.64	$0.76	$(0.06)	$—	$(0.06)
December 13, 2013(i) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2014 (Unaudited)	15.76	0.07	(g)(h)	0.65	0.72	(0.05)	—	(0.05)
December 13, 2013(i) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	15.76	0.14	(g)(h)	0.65	0.79	(0.07)	—	(0.07)
December 13, 2013(i) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	15.76	0.15	(g)(h)	0.64	0.79	(0.07)	—	(0.07)
December 13, 2013(i) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	15.76	0.13	(g)(h)	0.65	0.78	(0.07)	—	(0.07)
December 13, 2013(i) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended December 31, 2014 and the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.03, $0.11, $0.11 and $0.10 for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.04%, 0.43%, 1.35%, 1.40% and 1.24% for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.44	4.83%	$64,641	0.85%	1.43	%(h)	1.18%	13%
15.74	6.11	569	0.85	0.96		16.65	36

16.43	4.54	838	1.35	0.82	(h)	1.98	13
15.76	5.87	53	1.35	0.56		10.04	36

16.48	5.03	439	0.40	1.74	(h)	1.21	13
15.76	6.37	53	0.40	1.51		9.10	36

16.48	5.04	439	0.35	1.79	(h)	1.16	13
15.76	6.39	53	0.35	1.56		9.05	36

16.47	4.93	71,430	0.60	1.63	(h)	1.19	13
15.76	6.28	4,307	0.60	1.30		9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$32.49	$(0.07	)(f)	$2.73	$2.66	$—	$(0.62)	$(0.62)
Year Ended June 30, 2014	26.01	(0.10	)(f)	6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)(g)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—	—	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—	—	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—	—	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	28.60	(0.14	)(f)	2.41	2.27	—	(0.62)	(0.62)
Year Ended June 30, 2014	23.01	(0.22	)(f)	5.81	5.59	—	—	—
Year Ended June 30, 2013	20.96	(0.04	)(f)(g)	2.10	2.06	(0.01)	—	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—	—	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—	—	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	28.33	(0.13	)(f)	2.37	2.24	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22	)(f)	5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(g)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—	—	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—	—	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—	—	—

Class R2
Six Months Ended December 31, 2014 (Unaudited)	32.07	(0.11	)(f)	2.70	2.59	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18	)(f)	6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)(g)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)	—	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—	—	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—	—	—

Class R5
Six Months Ended December 31, 2014 (Unaudited)	32.75	(0.01	)(f)	2.76	2.75	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01	(f)	6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)(g)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)	—	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—	—	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Clas B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.53	8.22%	$4,856,933	1.08%	(0.41)%		1.20%	9%
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(g)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61

30.25	7.98	6,583	1.58	(0.91)		1.69	9
28.60	24.29	7,472	1.58	(0.84)		1.68	39
23.01	9.81	9,278	1.59	(0.19	)(g)	1.68	47
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61

29.95	7.95	555,706	1.58	(0.91)		1.68	9
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(g)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61

34.04	8.11	238,983	1.33	(0.66)		1.46	9
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(g)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61

34.88	8.43	1,384,375	0.72	(0.04)		0.73	9
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(g)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund (continued)
Class R6
Six Months Ended December 31, 2014 (Unaudited)	$32.80	$—	(f)(h)	$2.76	$2.76	$—	$(0.62)	$(0.62)
Year Ended June 30, 2014	26.15	0.02	(f)	6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)(g)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)	—	(0.02)
November 30, 2010 (i) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—	—	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	32.52	(0.04	)(f)	2.74	2.70	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05	)(f)	6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)(g)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)	—	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—	—	—
Year Ended June 30, 2010	13.28	—	(f)(h)	2.51	2.51	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Clas B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.94	8.45%	$2,837,976	0.65%	0.03%	0.65%	9%
32.80	25.43	2,709,590	0.68	0.07	0.69	39
26.15	10.87	2,170,011	0.67	0.72 (g)	0.70	47
23.76	6.15	1,047,184	0.63	0.20	0.64	28
22.40	12.34	30,386	0.63	0.25	0.65	84

34.60	8.34	5,459,723	0.92	(0.24)	0.93	9
32.52	25.13	5,037,737	0.93	(0.18)	0.94	39
25.99	10.58	4,811,907	0.91	0.50 (g)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)	0.90	28
22.31	41.29	1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	300,304	0.99	(0.02)	1.07	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$16.63	$0.10	(f)	$0.84	$0.94	$(0.09)	$(2.55)	$(2.64)
Year Ended June 30, 2014	13.99	0.17	(f)	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)	—	(0.07)

Class B
Six Months Ended December 31, 2014 (Unaudited)	16.39	0.05	(f)	0.83	0.88	(0.05)	(2.55)	(2.60)
Year Ended June 30, 2014	13.80	0.09	(f)	3.11	3.20	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2013	10.86	0.07	(f)	2.95	3.02	(0.08)	—	(0.08)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)	—	(0.03)

Class C
Six Months Ended December 31, 2014 (Unaudited)	16.25	0.06	(f)	0.82	0.88	(0.06)	(2.55)	(2.61)
Year Ended June 30, 2014	13.70	0.09	(f)	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	16.58	0.08	(f)	0.84	0.92	(0.07)	(2.55)	(2.62)
Year Ended June 30, 2014	13.95	0.13	(f)	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.93	6.24%	$93,921	0.93%	1.21%	1.04%	72%
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86

14.67	5.96	1,543	1.45	0.67	1.57	72
16.39	23.81	1,893	1.44	0.60	1.55	168
13.80	27.88	1,183	1.43	0.60	1.55	119
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86

14.52	6.00	13,384	1.45	0.71	1.55	72
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86

14.88	6.18	612	1.20	0.95	1.37	72
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$16.54	$0.13	(f)	$0.84	$0.97	$(0.11)	$(2.55)	$(2.66)
Year Ended June 30, 2014	13.92	0.19	(f)	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)	—	(0.10)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	16.48	0.13	(f)	0.84	0.97	(0.12)	(2.55)	(2.67)
Year Ended June 30, 2014	13.87	0.22	(f)	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	16.42	0.11	(f)	0.83	0.94	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.82	0.19	(f)	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.85	6.50%	$4,426	0.59%	1.57%	0.59%	72%
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86

14.78	6.48	1,553	0.53	1.61	0.53	72
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

14.71	6.33	703,557	0.78	1.37	0.78	72
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$14.92	$0.09	(f)(g)	$0.86	$0.95	$(0.09)	$(1.27)	$(1.36)
Year Ended June 30, 2014	12.80	0.11	(f)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)
Class B
Six Months Ended December 31, 2014 (Unaudited)	14.70	0.05	(f)(g)	0.84	0.89	(0.05)	(1.27)	(1.32)
Year Ended June 30, 2014	12.62	0.04	(f)	3.05	3.09	(0.04)	(0.97)	(1.01)
Year Ended June 30, 2013	10.59	0.07	(f)	2.27	2.34	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)
Class C
Six Months Ended December 31, 2014 (Unaudited)	14.61	0.06	(f)(g)	0.83	0.89	(0.06)	(1.27)	(1.33)
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)
Class R2
Six Months Ended December 31, 2014 (Unaudited)	14.84	0.08	(f)(g)	0.84	0.92	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	14.96	0.12	(f)(g)	0.86	0.98	(0.11)	(1.27)	(1.38)
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06, $0.02, $0.02, $0.04, $0.09, $0.09, $0.08 and $0.07 for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.77%, 0.24%, 0.29%, 0.54%, 1.16%, 1.20%, 1.10% and 0.92% for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.51	6.59%	$1,261,541	0.96%	1.24	%(g)	1.08%	42%
14.92	25.90	1,172,752	0.97	0.77		1.05	73
12.80	23.14	874,571	0.97	1.06		1.06	88
10.73	2.27	662,367	0.97	0.93		1.08	83
10.65	29.29	426,536	0.97	0.81		1.07	69
8.30	13.83	184,862	1.05	0.84		1.08	84

14.27	6.32	4,096	1.46	0.71	(g)	1.57	42
14.70	25.35	4,250	1.45	0.28		1.55	73
12.62	22.45	4,466	1.46	0.57		1.56	88
10.59	1.74	4,979	1.47	0.43		1.58	83
10.51	28.66	7,113	1.48	0.31		1.56	69
8.20	13.25	8,190	1.57	0.33		1.58	84

14.17	6.32	208,067	1.46	0.76	(g)	1.56	42
14.61	25.30	175,265	1.47	0.28		1.55	73
12.56	22.43	110,837	1.46	0.56		1.56	88
10.55	1.83	75,962	1.47	0.43		1.58	83
10.47	28.56	57,089	1.48	0.30		1.57	69
8.18	13.26	27,838	1.57	0.32		1.58	84

14.42	6.46	152,134	1.21	1.01	(g)	1.36	42
14.84	25.61	126,549	1.22	0.53		1.30	73
12.74	22.81	72,664	1.22	0.81		1.31	88
10.69	2.00	31,686	1.22	0.68		1.32	83
10.62	28.96	8,533	1.22	0.51		1.32	69
8.29	13.56	492	1.30	0.57		1.33	84

14.56	6.81	489,662	0.58	1.63	(g)	0.61	42
14.96	26.45	441,628	0.59	1.16		0.60	73
12.82	23.52	455,939	0.59	1.45		0.61	88
10.75	2.72	335,220	0.59	1.32		0.63	83
10.66	29.66	153,501	0.59	1.27		0.61	69
8.31	14.30	209,619	0.59	1.39		0.63	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Class R6
Six Months Ended December 31, 2014 (Unaudited)	$14.98	$0.13	(f)(g)	$0.84	$0.97	$(0.11)	$(1.27)	$(1.38)
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (h) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)
Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	14.96	0.12	(f)(g)	0.85	0.97	(0.11)	(1.27)	(1.38)
Year Ended June 30, 2014	12.82	0.16	(f)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)
Select Class
Six Months Ended December 31, 2014 (Unaudited)	14.94	0.11	(f)(g)	0.85	0.96	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06, $0.02, $0.02, $0.04, $0.09, $0.09, $0.08 and $0.07 for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.77%, 0.24%, 0.29%, 0.54%, 1.16%, 1.20%, 1.10% and 0.92% for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.57	6.75%	$2,663,467	0.52%	1.67	(g)%	0.54%	42%
14.98	26.57	2,392,416	0.54	1.21		0.55	73
12.83	23.56	1,379,173	0.54	1.47		0.56	88
10.76	2.76	1,114,492	0.54	1.38		0.57	83
10.67	12.17	549,478	0.54	1.15		0.57	69

14.55	6.72	4,590,886	0.63	1.57	(g)	0.65	42
14.96	26.41	4,178,050	0.64	1.12		0.65	73
12.82	23.48	1,214,707	0.64	1.36		0.67	88
10.75	2.67	610,670	0.64	1.25		0.68	83
10.66	29.60	500,991	0.64	1.16		0.66	69
8.31	14.40	441,540	0.64	1.25		0.68	84

14.53	6.67	3,152,844	0.78	1.39	(g)	0.80	42
14.94	26.21	2,288,734	0.79	0.94		0.80	73
12.80	23.22	3,874,926	0.79	1.24		0.81	88
10.74	2.52	3,617,633	0.79	1.12		0.83	83
10.65	29.47	3,129,167	0.79	1.00		0.82	69
8.30	14.10	1,741,650	0.79	1.10		0.83	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 17, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of the Dynamic Growth Fund were not publicly offered for investment.

Prior to July 31, 2013, the Equity Focus Fund was not publicly offered for investment.

Hedged Equity Fund commenced operations on December 13, 2013. Prior to May 30, 2014, the Fund was not publicly offered for investment.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Focus Fund is to seek long-term capital appreciation.

The investment objective of the Equity Income Fund is to seek capital appreciation and current income. Prior to July 23, 2014, the Fund’s investment objective was to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of the Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation. Prior to July 23, 2014 the Fund’s investment objective was to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Large Cap Value Fund acquired all of the assets and liabilities of the JPMorgan Value Opportunities Fund, Inc. in a reorganization on October 18, 2013. Please refer to footnote 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,613,546	$8,818	$—	$5,622,364

Appreciation in Other Financial Instruments
Futures Contracts	$1,050	$—	$—	$1,050

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$328,411	$—	$—	$328,411

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$78,860	$—	$—	$78,860

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$8,981,922	$—	$—	$8,981,922

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$492,999	$—	$—	$492,999

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$141,873	$—	$—	$141,873

Liabilities
Options Written
Call Options Written	$(2,037)	$—	$—	$(2,037)
Put Options Written	(604)	—	—	(604)

Total Liabilities	$(2641)	$—	$—	$(2,641)

Appreciation in Other Financial Instruments
Futures Contracts	$28	$—	$—	$28

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$15,415,862	$—	$—	$15,415,862

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$97,780	$—	$—	$97,780
Consumer Staples	27,609	—	—	27,609
Energy	80,692	—	—	80,692
Financials	260,331	—	—	260,331
Health Care	113,348	—	—	113,348

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Large Cap Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Industrials	$104,515	$—	$—		$104,515
Information Technology	58,025	—	—		58,025
Materials	27,727	—	—		27,727
Telecommunication Services	5,160	—	—		5,160
Utilities	33,313	—	—		33,313

Total Common Stocks	808,500	—	—		808,500

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	9,682	—	—		9,682

Total Investments in Securities	$818,182	$—	$—	(c)	$818,182

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,882,370	$—	$—		$1,882,370
Consumer Staples	809,882	—	—		809,882
Energy	953,626	—	—		953,626
Financials	1,992,180	—	—		1,992,180
Health Care	1,835,491	—	—		1,835,491
Industrials	1,371,644	—	—		1,371,644
Information Technology	2,635,518	—	—		2,635,518
Materials	442,946	—	—		442,946
Telecommunication Services	139,369	—	—		139,369
Utilities	305,169	—	—		305,169

Total Common Stocks	12,368,195	—	—		12,368,195

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	408,515	—	—		408,515

Total Investments in Securities	$12,776,710	$—	$—	(c)	$12,776,710

Depreciation in Other Financial Instruments
Futures Contracts	$(1,164)	$—	$—		$(1,164)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The following are the values and percentages of net assets of illiquid securities as of December 31, 2014 (amounts in thousands):

	Value		Percentage
Large Cap Value Fund	$—	(a)	—%
U.S. Equity Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$64,900	$1,754	$76,653
Ending Notional Balance Long	50,181	1,745	104,057

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Options — Hedged Equity Fund purchases and sells (“writes”) put and call options on indices and exchange-traded funds (ETFs) to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

Transactions in options written during the six months ended December 31, 2014 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2014	50	$37
Options written	2,987	4,354
Options expired	—	—
Options closed	(1,657)	(1,720)

Options outstanding at December 31, 2014	1,380	$2,671

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2014:

Exchange-Traded Options:
Average Number of Contracts Purchased	334
Average Number of Contracts Written	669
Ending Number of Contracts Purchased	690
Ending Number of Contracts Written	1,380

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Offering and Organization Costs — Total offering costs of $105,370 incurred in connection with the offering of shares of Hedged Equity Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and the Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights;

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Focus Fund	0.25	n/a	0.75	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Hedged Equity Fund	0.25	n/a	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$17	$—	(a)
Dynamic Growth Fund	38	10
Equity Focus Fund	1	—
Equity Income Fund	513	3

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Front-End Sales Charge	CDSC
Growth and Income Fund	$26	$—	(a)
Hedged Equity Fund	1	—
Large Cap Growth Fund	123	1
Large Cap Value Fund	6	—
U.S. Equity Fund	104	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Hedged Equity Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6		Institutional Class		Select Class
Disciplined Equity Fund	0.85%		n/a		n/a		n/a		n/a		0.35%		0.45%		0.60%
Dynamic Growth Fund	1.19	*	n/a		1.69	%*	n/a		0.74	%*	n/a		n/a		0.94	*
Equity Focus Fund	1.25		n/a		1.75		n/a		n/a		n/a		n/a		1.00
Equity Income Fund	1.04		1.54%		1.54		1.29%		0.59		0.54		n/a		0.79
Growth and Income Fund	1.30		1.80		1.80		n/a		n/a		n/a		n/a		0.90
Hedged Equity Fund	0.85		n/a		1.35		n/a		0.40		0.35		n/a		0.60
Large Cap Growth Fund	1.05	**	1.55	**	1.55	**	1.30	**	0.70	**	0.65	**	n/a		0.90	**
Large Cap Value Fund	0.93		1.45		1.45		1.20		0.60		0.55		n/a		0.80
U.S. Equity Fund	0.94	+	1.44	+	1.44	+	1.19	+	0.56	+	0.51	+	0.61	+	0.76	+

*	Prior to October 31, 2014, the expense limitation for Dynamic Growth Fund Class A, Class C, Class R5 and Select Class Shares was 1.25%, 1.75%, 0.80% and 1.00%, respectively.
**	Prior to October 31, 2014, the expense limitation for Large Cap Growth Fund Class A , Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares was 1.10%, 1.60%, 1.60%, 1.35%, 0.75%, 0.70% and 0.95%, respectively.
+	Prior to October 31, 2014, the expense limitation for U.S. Equity Fund Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares was 0.97%, 1.47%, 1.47%, 1.22%, 0.59%, 0.54%, 0.64% and 0.79%, respectively.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended October 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total		Contractual Reimbursements
Disciplined Equity Fund	$38	$52	$115		$205		$—
Dynamic Growth Fund	31	22	9		62		—
Equity Focus Fund	36	24	—	(a)	60		—
Equity Income Fund	109	59	329		497		8
Growth and Income Fund	—	—	—	(a)	—	(a)	—
Hedged Equity Fund	81	21	1		103		58
Large Cap Growth Fund	39	—	3,546		3,585		—
Large Cap Value Fund	2	—	60		62		—
U.S. Equity Fund	377	152	1,277		1,806		—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 were as follows (amounts in thousands):

Disciplined Equity Fund	$83
Equity Focus	3
Equity Income Fund	145
Growth and Income Fund	6
Large Cap Growth Fund	169
Large Cap Value Fund	11
U.S. Equity Fund	150

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$4,259,032	$3,394,179
Dynamic Growth Fund	150,213	112,371
Equity Focus Fund	18,290	17,945
Equity Income Fund	1,838,652	779,966
Growth and Income Fund	99,019	104,541
Hedged Equity Fund	131,571	8,385
Large Cap Growth Fund	1,322,796	2,415,617
Large Cap Value Fund	594,443	651,732
U.S. Equity Fund	5,795,668	4,741,691

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$4,963,033	$759,773	$100,442	$659,331
Dynamic Growth Fund	272,067	60,357	4,013	56,344
Equity Focus Fund	71,098	9,195	1,433	7,762
Equity Income Fund	7,025,677	1,964,381	8,136	1,956,245
Growth and Income Fund	321,630	172,580	1,211	171,369
Hedged Equity Fund	134,126	9,720	1,973	7,747
Large Cap Growth Fund	10,349,097	5,214,011	147,246	5,066,765
Large Cap Value Fund	670,059	156,223	8,100	148,123
U.S. Equity Fund	9,331,534	3,499,083	53,907	3,445,176

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2014, the Funds had pre-enactment net capital loss carryforwards of (amounts in thousands):

	2017	2018	Total
Growth and Income Fund	$—	$1,897	$1,897
Large Cap Value Fund	4,912	—	4,912	*

*	This amount does not include $1,637 of capital loss carryforwards not available due to Internal Revenue Code merger limitations.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Equity Focus Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund.

In addition, as of December 31, 2014 the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	69.3%
Dynamic Growth Fund	68.9%	n/a
Large Cap Value Fund	83.9	n/a

Additionally, Dynamic Growth Fund, Large Cap Growth Fund and U.S. Equity Fund have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of each Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Business Combinations

In March 2013, the Board of Directors of JPMorgan Value Opportunities Fund, Inc. and the Board of JPM II approved management’s proposal to merge JPMorgan Value Opportunities Fund, Inc. (the “Target Fund”) into JPMorgan Large Cap Value Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on October 10, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 18, 2013. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B and Class C shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Institutional Class shareholders of the Target Fund received shares of Class R5 in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $48,185,000 and identified cost of approximately $43,339,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 18th, 2013 the Target Fund had pre-enactment net capital loss carryforwards of approximately $7,694,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Value Opportunities Fund				$4,846
Class A	2,219	$42,595	$19.19
Class B	57	1,079	19.02
Class C	168	3,188	18.99
Institutional Class	114	2,180	19.16

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Fund
Large Cap Value Fund				$149,358
Class A	2,698	$39,656	$14.70
Class B	85	1,229	14.48
Class C	405	5,821	14.37
Class R2	29	430	14.65
Class R5	1,440	21,053	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Post Reorganization
Large Cap Value Fund				154,204
Class A	5,596	82,251	14.70
Class B	159	2,308	14.48
Class C	627	9,009	14.37
Class R2	29	430	14.65
Class R5	1,589	23,233	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Acquiring Fund in an amount sufficient to offset costs incurred by the Acquiring Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Target Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$9,707
Net realized/unrealized gains (losses)	164,493

Change in net assets resulting from operations	$174,200

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since October 18, 2013.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	109

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014 and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,066.40	$4.43	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,069.30	1.83	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Institutional Class
Actual	1,000.00	1,068.90	2.35	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Select Class
Actual	1,000.00	1,067.70	3.13	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,021.20	6.27	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,018.90	8.80	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class R5
Actual	1,000.00	1,023.80	3.98	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Select Class
Actual	1,000.00	1,022.50	5.00	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,036.70	$6.37	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,033.60	8.92	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Select Class
Actual	1,000.00	1,037.90	5.09	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Equity Income Fund
Class A
Actual	1,000.00	1,061.10	5.40	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class B
Actual	1,000.00	1,059.00	7.99	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class C
Actual	1,000.00	1,058.80	7.99	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R2
Actual	1,000.00	1,060.10	6.70	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R5
Actual	1,000.00	1,063.90	3.07	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,064.20	2.71	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Select Class
Actual	1,000.00	1,062.90	4.11	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Growth and Income Fund
Class A
Actual	1,000.00	1,061.50	5.87	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class B
Actual	1,000.00	1,058.80	8.51	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class C
Actual	1,000.00	1,058.70	8.51	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Select Class
Actual	1,000.00	1,062.90	4.63	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	111

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund
Class A
Actual	$1,000.00	$1,047.70	$4.39	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,045.40	6.96	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class R5
Actual	1,000.00	1,050.30	2.07	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40
Class R6
Actual	1,000.00	1,050.40	1.81	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Select Class
Actual	1,000.00	1,049.30	3.10	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

Large Cap Growth Fund
Class A
Actual	1,000.00	1,082.20	5.67	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class B
Actual	1,000.00	1,079.80	8.28	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class C
Actual	1,000.00	1,079.50	8.28	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class R2
Actual	1,000.00	1,081.10	6.98	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class R5
Actual	1,000.00	1,084.30	3.78	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72
Class R6
Actual	1,000.00	1,084.50	3.42	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Select Class
Actual	1,000.00	1,083.40	4.83	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92

Large Cap Value Fund
Class A
Actual	1,000.00	1,062.40	4.83	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class B
Actual	1,000.00	1,059.60	7.53	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class C
Actual	1,000.00	1,060.00	7.53	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class R2
Actual	1,000.00	1,061.80	6.24	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class R5
Actual	1,000.00	1,065.00	3.07	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Value Fund (continued)
Class R6
Actual	$1,000.00	$1,064.80	$2.76	0.53%
Hypothetical	1,000.00	1,022.53	2.70	0.53
Select Class
Actual	1,000.00	1,063.30	4.06	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

U.S. Equity Fund
Class A
Actual	1,000.00	1,065.90	5.00	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class B
Actual	1,000.00	1,063.20	7.59	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class C
Actual	1,000.00	1,063.20	7.59	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class R2
Actual	1,000.00	1,064.60	6.30	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R5
Actual	1,000.00	1,068.10	3.02	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R6
Actual	1,000.00	1,067.50	2.71	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Institutional Class
Actual	1,000.00	1,067.20	3.28	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Select Class
Actual	1,000.00	1,066.70	4.06	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	113

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Equity Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Proposal 2: To approve the replacement of the fundamental investment objective for the Large Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	125,187
Against	1,481
Abstain	939
Broker Non Votes	144,718

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	183,396
Against	3,938
Abstain	2,575
Broker Non Votes	71,772

Proposal 3: To approve the replacement of the fundamental investment objective for the Equity Income Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	146,241
Against	2,050
Abstain	1,740
Broker Non Votes	184,249

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	201,763
Against	4,939
Abstain	4,099
Broker Non Votes	75,735

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	115

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	117

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second, second and first quintiles for Class A shares and in the second, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Focus Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one- , three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the second, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance was in the fourth, third and second quintiles for Class A shares and in the fourth, third, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Equity Committee at each of their regular meetings over the course of next year.

The Trustees noted that the Large Cap Value Fund’s performance was in the first, third and second quintiles for Class A shares and in the first, third and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Equity Fund’s performance was in the first, second and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Focus Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	119

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-LCE-1214

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2014 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt – also known as junk bonds – widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	1

CEO’S LETTER

January 11, 2015 (Unaudited) (continued)

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.01%
S&P 500 Index	6.12%

Net Assets as of 12/31/2014 (In Thousands)	$1,966,078

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)*** (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) performed largely in line with the Benchmark for the six months ended December 31, 2014. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The S&P 500 Index broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. Seven out of 10 sectors within the Benchmark generated positive absolute returns during the reporting period. The information technology and health care sectors were the leading contributors to performance, while the energy sector and the materials sector were leading detractors from Fund performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.5%
2.	Exxon Mobil Corp.	2.1
3.	Microsoft Corp.	2.1
4.	Johnson & Johnson	1.6
5.	Berkshire Hathaway, Inc., Class B	1.5
6.	Wells Fargo & Co.	1.4
7.	General Electric Co.	1.4
8.	Procter & Gamble Co. (The)	1.3
9.	JPMorgan Chase & Co.	1.3
10.	Chevron Corp.	1.2

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	19.5%
Financials	16.6
Health Care	14.1
Consumer Discretionary	12.1
Industrials	10.4
Consumer Staples	9.7
Energy	8.4
Utilities	3.2
Materials	3.2
Telecommunication Services	2.3
Short-Term Investment	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		5.88%	13.12%	14.93%	7.22%
With Sales Charge**		0.33	7.18	13.70	6.64
CLASS B SHARES	January 14, 1994
Without CDSC		5.46	12.25	14.06	6.58
With CDSC***		0.46	7.25	13.83	6.58
CLASS C SHARES	November 4, 1997
Without CDSC		5.46	12.24	14.07	6.42
With CDSC****		4.46	11.24	14.07	6.42
SELECT CLASS SHARES	July 2, 1991	6.01	13.40	15.21	7.49

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market.

The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	2.70%
S&P 1000 Index	2.22%

Net Assets as of 12/31/2014 (In Thousands)	$1,445,240

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Standard & Poor’s 1000 Index*** (the “Benchmark”) for the six months ended December 31, 2014.

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. Overall, U.S. large cap stocks outperformed both mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period. Seven out of 10 sectors within the Benchmark generated positive absolute returns during the reporting period and the Benchmark itself closed at a record high near the end of December.

The Fund’s security selection in the semiconductors and consumer cyclical sectors was the leading contributor to performance relative to the Benchmark, while security selection and an overweight position in the energy sector and security selection in the industrials cyclical sectors were leading detractors from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Skyworks Solutions Inc., Avid Technology Inc. and its underweight position in GT Advanced

Technologies Inc. Shares of Skyworks, a producer of radio frequency semiconductors, rose on increased demand for its products from smartphone makers, particularly Apple Inc. Shares of Avid Technology, a provider of digital media software, strengthened on the company’s market share gains and its improved forecast of cash flow. Shares of GT Advanced, a diversified technology company not held by the Fund, declined after the company surprised investors by filing for bankruptcy in October.

Individual detractors from relative performance included the Fund’s underweight position in Dresser-Rand Group Inc. and its overweight positions in U.S. Steel Corp. and Salix Pharmaceuticals Ltd. Shares of Dresser-Rand, a provider of industrial equipment not held by the Fund, rose on expectations of a corporate takeover by Siemens Ltd. Shares of U.S. Steel, a maker of steel and related products, declined following a third-quarter loss and falling demand for pipeline amid plummeting global oil prices. Shares of Salix Pharmaceuticals, a drug maker focused on gastrointestinal disorders, weakened amid an inventory issue affecting three of its key drugs.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely track the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and fundamentals, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving fundamentals and underweighted what they believed were expensive stocks with deteriorating fundamentals, based on their bottom-up approach to stock selection. In addition, the Fund may modestly overweight or underweight the sectors and industries within the Benchmark.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Skyworks Solutions, Inc.	1.0%
2.	Advance Auto Parts, Inc.	0.8
3.	Hanesbrands, Inc.	0.8
4.	Community Health Systems, Inc.	0.8
5.	Salix Pharmaceuticals Ltd.	0.7
6.	Huntington Ingalls Industries, Inc.	0.7
7.	Equinix, Inc.	0.7
8.	Jarden Corp.	0.7
9.	Rock-Tenn Co., Class A	0.7
10.	Endo International plc, (Ireland)	0.7

PORTFOLIO COMPOSITION BY SECTOR****
Financials	22.2%
Information Technology	17.6
Industrials	15.6
Consumer Discretionary	13.0
Health Care	10.6
Materials	7.1
Utilities	4.7
Energy	3.7
Consumer Staples	3.2
Others (each less than 1.0%)	0.1
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 1000 Index” is registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
Without Sales Charge		2.54%	9.26%	16.21%	9.01%
With Sales Charge**		(2.86)	3.54	14.96	8.43
CLASS B SHARES	July 31, 1998
Without CDSC		2.18	8.52	15.41	8.39
With CDSC***		(2.82)	3.52	15.19	8.39
CLASS C SHARES	March 22, 1999
Without CDSC		2.29	8.56	15.43	8.25
With CDSC****		1.29	7.56	15.43	8.25
CLASS R2 SHARES	November 3, 2008	2.46	9.02	15.86	8.65
SELECT CLASS SHARES	July 31, 1998	2.70	9.52	16.52	9.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Mid-Cap Core Funds Index and the Lipper Small-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Mid-Cap Core Funds Index and the Lipper Small-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and small cap categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.2%
	Consumer Discretionary — 12.2%
	Auto Components — 0.4%
25	BorgWarner, Inc.	1,349
32	Delphi Automotive plc, (United Kingdom)	2,325
30	Goodyear Tire & Rubber Co. (The)	847
72	Johnson Controls, Inc.	3,478

		7,999

	Automobiles — 0.7%
416	Ford Motor Co.	6,442
146	General Motors Co.	5,088
23	Harley-Davidson, Inc.	1,525

		13,055

	Distributors — 0.1%
17	Genuine Parts Co.	1,759

	Diversified Consumer Services — 0.0% (g)
30	H&R Block, Inc.	1,001

	Hotels, Restaurants & Leisure — 1.6%
49	Carnival Corp.	2,205
3	Chipotle Mexican Grill, Inc. (a)	2,292
14	Darden Restaurants, Inc.	840
23	Marriott International, Inc., Class A	1,791
105	McDonald’s Corp.	9,847
18	Royal Caribbean Cruises Ltd.	1,487
81	Starbucks Corp.	6,630
19	Starwood Hotels & Resorts Worldwide, Inc.	1,563
13	Wyndham Worldwide Corp.	1,142
9	Wynn Resorts Ltd.	1,301
47	Yum! Brands, Inc.	3,442

		32,540

	Household Durables — 0.4%
36	D.R. Horton, Inc.	906
13	Garmin Ltd., (Switzerland)	687
7	Harman International Industries, Inc.	790
15	Leggett & Platt, Inc.	633
19	Lennar Corp., Class A	864
7	Mohawk Industries, Inc. (a)	1,040
29	Newell Rubbermaid, Inc.	1,115
36	PulteGroup, Inc.	773
8	Whirlpool Corp.	1,629

		8,437

	Internet & Catalog Retail — 1.2%
41	Amazon.com, Inc. (a)	12,724
11	Expedia, Inc.	910
7	Netflix, Inc. (a)	2,222

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — continued
6	Priceline Group, Inc. (The) (a)	6,447
12	TripAdvisor, Inc. (a)	899

		23,202

	Leisure Products — 0.1%
12	Hasbro, Inc.	672
37	Mattel, Inc.	1,132

		1,804

	Media — 3.6%
24	Cablevision Systems Corp., Class A	488
51	CBS Corp. (Non-Voting), Class B	2,850
278	Comcast Corp., Class A	16,139
54	DIRECTV (a)	4,702
16	Discovery Communications, Inc., Class A (a)	552
30	Discovery Communications, Inc., Class C (a)	995
24	Gannett Co., Inc.	774
45	Interpublic Group of Cos., Inc. (The)	938
54	News Corp., Class A (a)	845
27	Omnicom Group, Inc.	2,076
11	Scripps Networks Interactive, Inc., Class A	825
30	Time Warner Cable, Inc.	4,606
91	Time Warner, Inc.	7,734
200	Twenty-First Century Fox, Inc., Class A	7,690
40	Viacom, Inc., Class B	3,002
168	Walt Disney Co. (The)	15,868

		70,084

	Multiline Retail — 0.8%
33	Dollar General Corp. (a)	2,316
22	Dollar Tree, Inc. (a)	1,563
10	Family Dollar Stores, Inc.	822
22	Kohl’s Corp.	1,332
37	Macy’s, Inc.	2,452
15	Nordstrom, Inc.	1,207
69	Target Corp.	5,221

		14,913

	Specialty Retail — 2.4%
8	AutoNation, Inc. (a)	487
3	AutoZone, Inc. (a)	2,142
20	Bed Bath & Beyond, Inc. (a)	1,524
31	Best Buy Co., Inc.	1,225
23	CarMax, Inc. (a)	1,549
12	GameStop Corp., Class A	396
29	Gap, Inc. (The)	1,213
142	Home Depot, Inc. (The)	14,938
27	L Brands, Inc.	2,298

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
105	Lowe’s Cos., Inc.	7,228
11	O’Reilly Automotive, Inc. (a)	2,110
11	PetSmart, Inc.	873
23	Ross Stores, Inc.	2,136
69	Staples, Inc.	1,252
12	Tiffany & Co.	1,299
74	TJX Cos., Inc. (The)	5,102
15	Tractor Supply Co.	1,157
11	Urban Outfitters, Inc. (a)	380

		47,309

	Textiles, Apparel & Luxury Goods — 0.9%
30	Coach, Inc.	1,118
5	Fossil Group, Inc. (a)	538
22	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,670
75	NIKE, Inc., Class B	7,246
9	PVH Corp.	1,140
7	Ralph Lauren Corp.	1,210
18	Under Armour, Inc., Class A (a)	1,222
37	V.F. Corp.	2,794

		16,938

	Total Consumer Discretionary	239,041

	Consumer Staples — 9.8%
	Beverages — 2.1%
17	Brown-Forman Corp., Class B	1,484
426	Coca-Cola Co. (The)	17,973
24	Coca-Cola Enterprises, Inc.	1,062
18	Constellation Brands, Inc., Class A (a)	1,779
21	Dr. Pepper Snapple Group, Inc.	1,505
17	Molson Coors Brewing Co., Class B	1,282
16	Monster Beverage Corp. (a)	1,687
162	PepsiCo, Inc.	15,282

		42,054

	Food & Staples Retailing — 2.5%
47	Costco Wholesale Corp.	6,701
124	CVS Health Corp.	11,922
53	Kroger Co. (The)	3,405
25	Safeway, Inc.	874
63	Sysco Corp.	2,520
94	Walgreens Boots Alliance, Inc.	7,158
171	Wal-Mart Stores, Inc.	14,647
39	Whole Foods Market, Inc.	1,959

		49,186

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.6%
70	Archer-Daniels-Midland Co.	3,615
19	Campbell Soup Co.	851
46	ConAgra Foods, Inc.	1,665
65	General Mills, Inc.	3,477
16	Hershey Co. (The)	1,661
15	Hormel Foods Corp.	756
11	JM Smucker Co. (The)	1,110
27	Kellogg Co.	1,781
13	Keurig Green Mountain, Inc.	1,737
64	Kraft Foods Group, Inc.	3,984
14	McCormick & Co., Inc. (Non-Voting)	1,036
22	Mead Johnson Nutrition Co.	2,194
181	Mondelez International, Inc., Class A	6,590
32	Tyson Foods, Inc., Class A	1,269

		31,726

	Household Products — 2.0%
14	Clorox Co. (The)	1,456
93	Colgate-Palmolive Co.	6,401
40	Kimberly-Clark Corp.	4,647
292	Procter & Gamble Co. (The)	26,580

		39,084

	Personal Products — 0.1%
47	Avon Products, Inc.	441
24	Estee Lauder Cos., Inc. (The), Class A	1,843

		2,284

	Tobacco — 1.5%
213	Altria Group, Inc.	10,516
39	Lorillard, Inc.	2,447
168	Philip Morris International, Inc.	13,666
33	Reynolds American, Inc.	2,138

		28,767

	Total Consumer Staples	193,101

	Energy — 8.5%
	Energy Equipment & Services — 1.4%
47	Baker Hughes, Inc.	2,620
21	Cameron International Corp. (a)	1,065
7	Diamond Offshore Drilling, Inc.	266
25	Ensco plc, (United Kingdom), Class A	758
25	FMC Technologies, Inc. (a)	1,183
92	Halliburton Co.	3,599
12	Helmerich & Payne, Inc.	788
31	Nabors Industries Ltd., (Bermuda)	406
46	National Oilwell Varco, Inc.	3,047

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
27	Noble Corp. plc, (United Kingdom)	451
139	Schlumberger Ltd.	11,868
37	Transocean Ltd., (Switzerland)	674

		26,725

	Oil, Gas & Consumable Fuels — 7.1%
55	Anadarko Petroleum Corp.	4,512
41	Apache Corp.	2,548
45	Cabot Oil & Gas Corp.	1,321
56	Chesapeake Energy Corp.	1,096
204	Chevron Corp.	22,901
9	Cimarex Energy Co.	999
133	ConocoPhillips	9,180
25	CONSOL Energy, Inc.	840
38	Denbury Resources, Inc.	309
42	Devon Energy Corp.	2,542
59	EOG Resources, Inc.	5,449
16	EQT Corp.	1,238
457	Exxon Mobil Corp.	42,275
27	Hess Corp.	2,026
183	Kinder Morgan, Inc.	7,763
73	Marathon Oil Corp.	2,062
30	Marathon Petroleum Corp.	2,731
18	Murphy Oil Corp.	910
15	Newfield Exploration Co. (a)	402
39	Noble Energy, Inc.	1,846
84	Occidental Petroleum Corp.	6,750
22	ONEOK, Inc.	1,119
60	Phillips 66	4,286
16	Pioneer Natural Resources Co.	2,393
18	QEP Resources, Inc.	362
18	Range Resources Corp.	974
38	Southwestern Energy Co. (a)	1,041
72	Spectra Energy Corp.	2,630
14	Tesoro Corp.	1,014
56	Valero Energy Corp.	2,786
73	Williams Cos., Inc. (The)	3,265

		139,570

	Total Energy	166,295

	Financials — 16.7%
	Banks — 6.1%
1,136	Bank of America Corp.	20,317
78	BB&T Corp.	3,025
327	Citigroup, Inc.	17,702
19	Comerica, Inc.	909

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
89	Fifth Third Bancorp	1,813
88	Huntington Bancshares, Inc.	925
404	JPMorgan Chase & Co. (q)	25,262
94	KeyCorp	1,300
14	M&T Bank Corp.	1,781
57	PNC Financial Services Group, Inc. (The)	5,184
149	Regions Financial Corp.	1,570
56	SunTrust Banks, Inc.	2,360
193	U.S. Bancorp	8,686
510	Wells Fargo & Co.	27,946
22	Zions Bancorporation	625

		119,405

	Capital Markets — 2.3%
6	Affiliated Managers Group, Inc. (a)	1,274
20	Ameriprise Financial, Inc.	2,635
122	Bank of New York Mellon Corp. (The)	4,932
14	BlackRock, Inc.	4,919
124	Charles Schwab Corp. (The)	3,746
31	E*TRADE Financial Corp. (a)	757
42	Franklin Resources, Inc.	2,344
44	Goldman Sachs Group, Inc. (The)	8,478
47	Invesco Ltd.	1,839
11	Legg Mason, Inc.	579
165	Morgan Stanley	6,397
24	Northern Trust Corp.	1,611
45	State Street Corp.	3,539
28	T. Rowe Price Group, Inc.	2,405

		45,455

	Consumer Finance — 0.9%
96	American Express Co.	8,940
60	Capital One Financial Corp.	4,956
49	Discover Financial Services	3,207
44	Navient Corp.	958

		18,061

	Diversified Financial Services — 2.1%
197	Berkshire Hathaway, Inc., Class B (a)	29,568
34	CME Group, Inc.	3,031
12	Intercontinental Exchange, Inc.	2,669
34	Leucadia National Corp.	767
29	McGraw Hill Financial, Inc.	2,609
20	Moody’s Corp.	1,899
13	NASDAQ OMX Group, Inc. (The)	608

		41,151

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 2.8%
36	ACE Ltd., (Switzerland)	4,115
49	Aflac, Inc.	2,972
45	Allstate Corp. (The)	3,182
151	American International Group, Inc.	8,467
31	Aon plc, (United Kingdom)	2,920
8	Assurant, Inc.	519
25	Chubb Corp. (The)	2,635
16	Cincinnati Financial Corp.	824
54	Genworth Financial, Inc., Class A (a)	456
47	Hartford Financial Services Group, Inc. (The)	1,943
28	Lincoln National Corp.	1,618
32	Loews Corp.	1,358
58	Marsh & McLennan Cos., Inc.	3,343
123	MetLife, Inc.	6,636
29	Principal Financial Group, Inc.	1,532
58	Progressive Corp. (The)	1,559
49	Prudential Financial, Inc.	4,474
14	Torchmark Corp.	752
36	Travelers Cos., Inc. (The)	3,788
27	Unum Group	949
28	XL Group plc, (Ireland)	958

		55,000

	Real Estate Investment Trusts (REITs) — 2.4%
43	American Tower Corp.	4,232
16	Apartment Investment & Management Co., Class A	587
14	AvalonBay Communities, Inc.	2,329
17	Boston Properties, Inc.	2,128
36	Crown Castle International Corp.	2,837
39	Equity Residential	2,811
7	Essex Property Trust, Inc.	1,427
68	General Growth Properties, Inc.	1,906
50	HCP, Inc.	2,184
35	Health Care REIT, Inc.	2,678
82	Host Hotels & Resorts, Inc.	1,944
20	Iron Mountain, Inc.	778
44	Kimco Realty Corp.	1,117
15	Macerich Co. (The)	1,267
19	Plum Creek Timber Co., Inc.	813
54	Prologis, Inc.	2,323
16	Public Storage	2,896
34	Simon Property Group, Inc.	6,112
32	Ventas, Inc.	2,279
19	Vornado Realty Trust	2,219
57	Weyerhaeuser Co.	2,032

		46,899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.1%
30	CBRE Group, Inc., Class A (a)	1,034

	Thrifts & Mortgage Finance — 0.0% (g)
52	Hudson City Bancorp, Inc.	526
33	People’s United Financial, Inc.	505

		1,031

	Total Financials	328,036

	Health Care — 14.2%
	Biotechnology — 2.9%
21	Alexion Pharmaceuticals, Inc. (a)	3,962
82	Amgen, Inc.	13,084
26	Biogen Idec, Inc. (a)	8,657
86	Celgene Corp. (a)	9,648
163	Gilead Sciences, Inc. (a)	15,357
8	Regeneron Pharmaceuticals, Inc. (a)	3,288
26	Vertex Pharmaceuticals, Inc. (a)	3,085

		57,081

	Health Care Equipment & Supplies — 2.2%
163	Abbott Laboratories	7,321
59	Baxter International, Inc.	4,289
21	Becton, Dickinson and Co.	2,885
143	Boston Scientific Corp. (a)	1,898
8	C.R. Bard, Inc.	1,348
22	CareFusion Corp. (a)	1,307
49	Covidien plc, (Ireland)	5,001
15	DENTSPLY International, Inc.	814
12	Edwards Lifesciences Corp. (a)	1,471
4	Intuitive Surgical, Inc. (a)	2,071
106	Medtronic, Inc.	7,674
31	St. Jude Medical, Inc.	2,008
32	Stryker Corp.	3,045
11	Varian Medical Systems, Inc. (a)	934
18	Zimmer Holdings, Inc.	2,074

		44,140

	Health Care Providers & Services — 2.3%
38	Aetna, Inc.	3,374
22	AmerisourceBergen Corp.	2,023
29	Anthem, Inc.	3,663
36	Cardinal Health, Inc.	2,885
28	Cigna Corp.	2,907
19	DaVita HealthCare Partners, Inc. (a)	1,406
79	Express Scripts Holding Co. (a)	6,710
17	Humana, Inc.	2,378
9	Laboratory Corp. of America Holdings (a)	985

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
25	McKesson Corp.	5,198
9	Patterson Cos., Inc.	444
16	Quest Diagnostics, Inc.	1,047
11	Tenet Healthcare Corp. (a)	538
104	UnitedHealth Group, Inc.	10,478
10	Universal Health Services, Inc., Class B	1,094

		45,130

	Health Care Technology — 0.1%
33	Cerner Corp. (a)	2,122

	Life Sciences Tools & Services — 0.4%
36	Agilent Technologies, Inc.	1,475
12	PerkinElmer, Inc.	533
43	Thermo Fisher Scientific, Inc.	5,412
9	Waters Corp. (a)	1,014

		8,434

	Pharmaceuticals — 6.3%
172	AbbVie, Inc.	11,259
29	Actavis plc (a)	7,368
32	Allergan, Inc.	6,839
179	Bristol-Myers Squibb Co.	10,574
106	Eli Lilly & Co.	7,300
18	Hospira, Inc. (a)	1,119
302	Johnson & Johnson	31,608
13	Mallinckrodt plc (a)	1,244
308	Merck & Co., Inc.	17,483
40	Mylan, Inc. (a)	2,278
15	Perrigo Co. plc, (Ireland)	2,541
680	Pfizer, Inc.	21,194
54	Zoetis, Inc.	2,330

		123,137

	Total Health Care	280,044

	Industrials — 10.4%
	Aerospace & Defense — 2.7%
72	Boeing Co. (The)	9,306
34	General Dynamics Corp.	4,679
85	Honeywell International, Inc.	8,447
9	L-3 Communications Holdings, Inc.	1,160
29	Lockheed Martin Corp.	5,584
22	Northrop Grumman Corp.	3,215
15	Precision Castparts Corp.	3,708
33	Raytheon Co.	3,602
14	Rockwell Collins, Inc.	1,213
30	Textron, Inc.	1,255
92	United Technologies Corp.	10,529

		52,698

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.8%
16	C.H. Robinson Worldwide, Inc.	1,183
21	Expeditors International of Washington, Inc.	930
28	FedEx Corp.	4,940
75	United Parcel Service, Inc., Class B	8,368

		15,421

	Airlines — 0.4%
90	Delta Air Lines, Inc.	4,446
73	Southwest Airlines Co.	3,102

		7,548

	Building Products — 0.1%
10	Allegion plc, (Ireland)	573
38	Masco Corp.	970

		1,543

	Commercial Services & Supplies — 0.4%
19	ADT Corp. (The)	683
10	Cintas Corp.	823
22	Pitney Bowes, Inc.	529
27	Republic Services, Inc.	1,097
9	Stericycle, Inc. (a)	1,202
45	Tyco International plc	1,982
46	Waste Management, Inc.	2,360

		8,676

	Construction & Engineering — 0.1%
17	Fluor Corp.	1,023
14	Jacobs Engineering Group, Inc. (a)	630
24	Quanta Services, Inc. (a)	667

		2,320

	Electrical Equipment — 0.6%
27	AMETEK, Inc.	1,398
51	Eaton Corp. plc	3,483
75	Emerson Electric Co.	4,624
15	Rockwell Automation, Inc.	1,630

		11,135

	Industrial Conglomerates — 2.3%
69	3M Co.	11,371
66	Danaher Corp.	5,658
1,084	General Electric Co. (k)	27,404
11	Roper Industries, Inc.	1,691

		46,124

	Machinery — 1.5%
65	Caterpillar, Inc.	5,984
18	Cummins, Inc.	2,645

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — continued
39	Deere & Co.	3,424
18	Dover Corp.	1,281
15	Flowserve Corp.	881
39	Illinois Tool Works, Inc.	3,678
29	Ingersoll-Rand plc	1,817
11	Joy Global, Inc.	493
38	PACCAR, Inc.	2,601
12	Pall Corp.	1,164
16	Parker-Hannifin Corp.	2,070
20	Pentair plc, (United Kingdom)	1,340
6	Snap-on, Inc.	858
17	Stanley Black & Decker, Inc.	1,625
20	Xylem, Inc.	748

		30,609

	Professional Services — 0.2%
4	Dun & Bradstreet Corp. (The)	469
13	Equifax, Inc.	1,053
35	Nielsen N.V.	1,565
15	Robert Half International, Inc.	857

		3,944

	Road & Rail — 1.1%
107	CSX Corp.	3,894
12	Kansas City Southern	1,454
33	Norfolk Southern Corp.	3,663
6	Ryder System, Inc.	532
96	Union Pacific Corp.	11,438

		20,981

	Trading Companies & Distributors — 0.2%
29	Fastenal Co.	1,401
11	United Rentals, Inc. (a)	1,099
7	W.W. Grainger, Inc.	1,670

		4,170

	Total Industrials	205,169

	Information Technology — 19.7%
	Communications Equipment — 1.7%
552	Cisco Systems, Inc.	15,360
8	F5 Networks, Inc. (a)	1,040
11	Harris Corp.	811
42	Juniper Networks, Inc.	928
23	Motorola Solutions, Inc.	1,534
180	QUALCOMM, Inc.	13,345

		33,018

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
33	Amphenol Corp., Class A	1,798
138	Corning, Inc.	3,174
15	FLIR Systems, Inc.	492
44	TE Connectivity Ltd., (Switzerland)	2,778

		8,242

	Internet Software & Services — 3.2%
19	Akamai Technologies, Inc. (a)	1,210
122	eBay, Inc. (a)	6,851
226	Facebook, Inc., Class A (a)	17,616
31	Google, Inc., Class A (a)	16,335
31	Google, Inc., Class C (a)	16,188
12	VeriSign, Inc. (a)	671
95	Yahoo!, Inc. (a)	4,806

		63,677

	IT Services — 3.3%
68	Accenture plc, (Ireland), Class A	6,052
7	Alliance Data Systems Corp. (a)	1,975
52	Automatic Data Processing, Inc.	4,340
66	Cognizant Technology Solutions Corp., Class A (a)	3,463
15	Computer Sciences Corp.	956
31	Fidelity National Information Services, Inc.	1,906
26	Fiserv, Inc. (a)	1,870
99	International Business Machines Corp.	15,946
106	MasterCard, Inc., Class A	9,117
35	Paychex, Inc.	1,628
17	Teradata Corp. (a)	722
18	Total System Services, Inc.	607
53	Visa, Inc., Class A	13,829
56	Western Union Co. (The)	1,011
116	Xerox Corp.	1,606

		65,028

	Semiconductors & Semiconductor Equipment — 2.5%
33	Altera Corp.	1,216
34	Analog Devices, Inc.	1,866
132	Applied Materials, Inc.	3,279
27	Avago Technologies Ltd., (Singapore)	2,747
58	Broadcom Corp., Class A	2,521
8	First Solar, Inc. (a)	362
522	Intel Corp.	18,948
18	KLA-Tencor Corp.	1,249
17	Lam Research Corp.	1,362
26	Linear Technology Corp.	1,174
22	Microchip Technology, Inc.	979

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
116	Micron Technology, Inc. (a)	4,058
56	NVIDIA Corp.	1,118
114	Texas Instruments, Inc.	6,099
29	Xilinx, Inc.	1,236

		48,214

	Software — 3.9%
51	Adobe Systems, Inc. (a)	3,720
25	Autodesk, Inc. (a)	1,476
35	CA, Inc.	1,053
17	Citrix Systems, Inc. (a)	1,109
34	Electronic Arts, Inc. (a)	1,579
31	Intuit, Inc.	2,842
890	Microsoft Corp.	41,347
349	Oracle Corp.	15,709
20	Red Hat, Inc. (a)	1,402
63	salesforce.com, Inc. (a)	3,759
75	Symantec Corp.	1,912

		75,908

	Technology Hardware, Storage & Peripherals — 4.7%
633	Apple, Inc.	69,907
220	EMC Corp.	6,535
202	Hewlett-Packard Co.	8,088
34	NetApp, Inc.	1,395
24	SanDisk Corp.	2,335
35	Seagate Technology plc	2,350
24	Western Digital Corp.	2,609

		93,219

	Total Information Technology	387,306

	Materials — 3.2%
	Chemicals — 2.4%
21	Air Products & Chemicals, Inc.	2,996
7	Airgas, Inc.	836
5	CF Industries Holdings, Inc.	1,464
120	Dow Chemical Co. (The)	5,456
98	E.I. du Pont de Nemours & Co.	7,234
16	Eastman Chemical Co.	1,217
29	Ecolab, Inc.	3,049
14	FMC Corp.	821
9	International Flavors & Fragrances, Inc.	886
45	LyondellBasell Industries N.V., Class A	3,563
52	Monsanto Co.	6,245
34	Mosaic Co. (The)	1,556
15	PPG Industries, Inc.	3,426
31	Praxair, Inc.	4,076

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
9	Sherwin-Williams Co. (The)	2,318
13	Sigma-Aldrich Corp.	1,765

		46,908

	Construction Materials — 0.1%
7	Martin Marietta Materials, Inc.	737
14	Vulcan Materials Co.	935

		1,672

	Containers & Packaging — 0.2%
10	Avery Dennison Corp.	510
15	Ball Corp.	1,008
18	MeadWestvaco Corp.	799
18	Owens-Illinois, Inc. (a)	481
23	Sealed Air Corp.	968

		3,766

	Metals & Mining — 0.4%
127	Alcoa, Inc.	2,010
12	Allegheny Technologies, Inc.	408
112	Freeport-McMoRan, Inc.	2,621
54	Newmont Mining Corp.	1,018
34	Nucor Corp.	1,690

		7,747

	Paper & Forest Products — 0.1%
46	International Paper Co.	2,451

	Total Materials	62,544

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
560	AT&T, Inc.	18,815
62	CenturyLink, Inc.	2,439
108	Frontier Communications Corp.	722
30	Level 3 Communications, Inc. (a)	1,487
448	Verizon Communications, Inc.	20,963
65	Windstream Holdings, Inc.	536

	Total Telecommunication Services	44,962

	Utilities — 3.2%
	Electric Utilities — 1.9%
53	American Electric Power Co., Inc.	3,208
76	Duke Energy Corp.	6,381
35	Edison International	2,304
19	Entergy Corp.	1,705
93	Exelon Corp.	3,441
45	FirstEnergy Corp.	1,772
47	NextEra Energy, Inc.	5,010

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electric Utilities — continued
34	Northeast Utilities	1,831
27	Pepco Holdings, Inc.	733
12	Pinnacle West Capital Corp.	815
72	PPL Corp.	2,609
97	Southern Co. (The)	4,772
55	Xcel Energy, Inc.	1,961

		36,542

	Gas Utilities — 0.0% (g)
13	AGL Resources, Inc.	704

	Independent Power & Renewable Electricity Producers — 0.1%
71	AES Corp.	975
37	NRG Energy, Inc.	984

		1,959

	Multi-Utilities — 1.2%
26	Ameren Corp.	1,209
46	CenterPoint Energy, Inc.	1,088
30	CMS Energy Corp.	1,032
32	Consolidated Edison, Inc.	2,088
63	Dominion Resources, Inc.	4,849
19	DTE Energy Co.	1,651
9	Integrys Energy Group, Inc.	672

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
34	NiSource, Inc.	1,446
51	PG&E Corp.	2,731
55	Public Service Enterprise Group, Inc.	2,263
15	SCANA Corp.	930
25	Sempra Energy	2,780
25	TECO Energy, Inc.	519
24	Wisconsin Energy Corp.	1,285

		24,543

	Total Utilities	63,748

	Total Common Stocks (Cost $623,995)	1,970,246

Short-Term Investment — 0.5%
	Investment Company — 0.5%
10,097	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $10,097)	10,097

	Total Investments — 100.7% (Cost $634,092)	1,980,343
	Liabilities in Excess of Other Assets — (0.7)%	(14,265)

	NET ASSETS — 100.0%	$1,966,078

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
100	E-mini S&P 500	03/20/15	$10,262	$124

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 13.0%
	Auto Components — 0.3%
137	Gentex Corp.	4,953

	Automobiles — 0.1%
28	Thor Industries, Inc.	1,566
18	Winnebago Industries, Inc.	399

		1,965

	Distributors — 0.4%
181	LKQ Corp. (a)	5,095
98	VOXX International Corp. (a)	858

		5,953

	Diversified Consumer Services — 0.5%
13	American Public Education, Inc. (a)	469
69	Apollo Education Group, Inc. (a)	2,367
10	Capella Education Co.	759
35	DeVry Education Group, Inc.	1,647
26	Regis Corp. (a)	428
26	Strayer Education, Inc. (a)	1,909
26	Universal Technical Institute, Inc.	253

		7,832

	Hotels, Restaurants & Leisure — 1.4%
55	Boyd Gaming Corp. (a)	705
45	Brinker International, Inc.	2,645
19	Cheesecake Factory, Inc. (The)	946
19	Cracker Barrel Old Country Store, Inc.	2,678
1	DineEquity, Inc.	137
9	Domino’s Pizza, Inc.	838
92	Jack in the Box, Inc.	7,340
18	Marriott Vacations Worldwide Corp.	1,337
110	Ruth’s Hospitality Group, Inc.	1,652
45	Scientific Games Corp., Class A (a)	569
1	Sonic Corp.	25
39	Texas Roadhouse, Inc.	1,305
2	Wendy’s Co. (The)	14

		20,191

	Household Durables — 2.1%
16	Ethan Allen Interiors, Inc.	508
20	Helen of Troy Ltd., (Bermuda) (a)	1,320
17	iRobot Corp. (a)	585
203	Jarden Corp. (a)	9,708
55	KB Home	904
33	La-Z-Boy, Inc.	883
6	NVR, Inc. (a)	7,383
28	Ryland Group, Inc. (The)	1,092

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — continued
38	Tempur Sealy International, Inc. (a)	2,076
28	Tupperware Brands Corp.	1,786
57	Universal Electronics, Inc. (a)	3,701

		29,946

	Internet & Catalog Retail — 0.2%
9	Blue Nile, Inc. (a)	311
20	HSN, Inc.	1,520
15	Nutrisystem, Inc.	295

		2,126

	Leisure Products — 0.7%
8	Arctic Cat, Inc.	287
59	Brunswick Corp.	3,035
40	Polaris Industries, Inc.	6,122

		9,444

	Media — 0.8%
63	Cinemark Holdings, Inc.	2,231
171	E.W. Scripps Co. (The), Class A (a)	3,813
137	Harte-Hanks, Inc.	1,062
29	John Wiley & Sons, Inc., Class A	1,734
88	Live Nation Entertainment, Inc. (a)	2,286
8	Meredith Corp.	421

		11,547

	Multiline Retail — 0.2%
37	Big Lots, Inc.	1,486
175	J.C. Penney Co., Inc. (a)	1,133

		2,619

	Specialty Retail — 5.0%
38	Aaron’s, Inc.	1,160
42	Abercrombie & Fitch Co., Class A	1,203
74	Advance Auto Parts, Inc.	11,847
8	Aeropostale, Inc. (a)	18
107	American Eagle Outfitters, Inc.	1,491
26	ANN, Inc. (a)	942
66	Ascena Retail Group, Inc. (a)	829
26	Barnes & Noble, Inc. (a)	600
27	Brown Shoe Co., Inc.	878
109	Cato Corp. (The), Class A	4,609
171	Chico’s FAS, Inc.	2,767
78	Children’s Place, Inc. (The)	4,459
136	CST Brands, Inc.	5,909
52	Dick’s Sporting Goods, Inc.	2,563
33	Finish Line, Inc. (The), Class A	800
87	Foot Locker, Inc.	4,880

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
16	Genesco, Inc. (a)	1,216
15	Group 1 Automotive, Inc.	1,331
58	Guess?, Inc.	1,212
11	Haverty Furniture Cos., Inc.	245
9	Kirkland’s, Inc. (a)	209
14	Lithia Motors, Inc., Class A	1,181
14	MarineMax, Inc. (a)	272
44	Murphy USA, Inc. (a)	3,044
755	Office Depot, Inc. (a)	6,475
44	Outerwall, Inc. (a)	3,323
33	Select Comfort Corp. (a)	889
16	Signet Jewelers Ltd., (Bermuda)	2,158
20	Stein Mart, Inc.	297
11	Vitamin Shoppe, Inc. (a)	511
52	Williams-Sonoma, Inc.	3,935
14	Zumiez, Inc. (a)	529

		71,782

	Textiles, Apparel & Luxury Goods — 1.3%
23	Deckers Outdoor Corp. (a)	2,112
104	Hanesbrands, Inc.	11,571
16	Iconix Brand Group, Inc. (a)	532
11	Movado Group, Inc.	315
65	Perry Ellis International, Inc. (a)	1,675
25	Skechers U.S.A., Inc., Class A (a)	1,377
51	Steven Madden Ltd. (a)	1,612

		19,194

	Total Consumer Discretionary	187,552

	Consumer Staples — 3.2%
	Food & Staples Retailing — 0.7%
55	Andersons, Inc. (The)	2,924
25	Casey’s General Stores, Inc.	2,272
48	SpartanNash Co.	1,267
327	SUPERVALU, Inc. (a)	3,176

		9,639

	Food Products — 1.6%
7	B&G Foods, Inc.	217
7	Calavo Growers, Inc.	346
18	Cal-Maine Foods, Inc.	706
80	Flowers Foods, Inc.	1,539
45	Hain Celestial Group, Inc. (The) (a)	2,616
91	Ingredion, Inc.	7,726
9	J&J Snack Foods Corp.	968
57	Sanderson Farms, Inc.	4,816
20	Seneca Foods Corp., Class A (a)	542

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
120	WhiteWave Foods Co. (The) (a)	4,206

		23,682

	Household Products — 0.9%
133	Central Garden & Pet Co., Class A (a)	1,269
77	Church & Dwight Co., Inc.	6,099
40	Energizer Holdings, Inc.	5,173

		12,541

	Personal Products — 0.0% (g)
9	Medifast, Inc. (a)	290

	Total Consumer Staples	46,152

	Energy — 3.7%
	Energy Equipment & Services — 2.1%
26	Atwood Oceanics, Inc. (a)	745
20	Basic Energy Services, Inc. (a)	138
23	Bristow Group, Inc.	1,501
28	C&J Energy Services, Inc. (a)	376
14	Dril-Quip, Inc. (a)	1,052
10	Exterran Holdings, Inc.	318
72	Gulf Island Fabrication, Inc.	1,400
96	Helix Energy Solutions Group, Inc. (a)	2,091
696	ION Geophysical Corp. (a)	1,914
82	Matrix Service Co. (a)	1,834
59	Oceaneering International, Inc.	3,486
74	Oil States International, Inc. (a)	3,641
195	Patterson-UTI Energy, Inc.	3,236
38	Pioneer Energy Services Corp. (a)	208
222	Superior Energy Services, Inc.	4,471
157	Tesco Corp.	2,015
33	Tidewater, Inc.	1,060
27	Unit Corp. (a)	911

		30,397

	Oil, Gas & Consumable Fuels — 1.6%
28	Bill Barrett Corp. (a)	324
23	Carrizo Oil & Gas, Inc. (a)	962
31	Comstock Resources, Inc.	208
9	Contango Oil & Gas Co. (a)	251
34	Energen Corp.	2,187
71	Green Plains, Inc.	1,747
12	Gulfport Energy Corp. (a)	501
205	HollyFrontier Corp.	7,701
36	PetroQuest Energy, Inc. (a)	133
41	Rosetta Resources, Inc. (a)	909
44	SM Energy Co.	1,679

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
80	Stone Energy Corp. (a)	1,350
48	World Fuel Services Corp.	2,256
227	WPX Energy, Inc. (a)	2,642

		22,850

	Total Energy	53,247

	Financials — 22.2%
	Banks — 6.1%
209	Associated Banc-Corp.	3,888
70	BancorpSouth, Inc.	1,581
43	Bank of Hawaii Corp.	2,523
36	Bank of the Ozarks, Inc.	1,351
11	Banner Corp.	470
50	BBCN Bancorp, Inc.	714
50	Boston Private Financial Holdings, Inc.	674
52	Cathay General Bancorp	1,329
10	City Holding Co.	444
23	City National Corp.	1,823
25	Columbia Banking System, Inc.	697
3	Commerce Bancshares, Inc.	121
27	Community Bank System, Inc.	1,028
77	Cullen/Frost Bankers, Inc.	5,474
55	CVB Financial Corp.	887
208	East West Bancorp, Inc.	8,034
238	First BanCorp, (Puerto Rico) (a)	1,395
34	First Financial Bancorp	636
47	First Midwest Bancorp, Inc.	801
305	First Niagara Financial Group, Inc.	2,572
272	FirstMerit Corp.	5,133
38	FNB Corp.	508
405	Fulton Financial Corp.	5,010
45	Glacier Bancorp, Inc.	1,252
51	Hancock Holding Co.	1,578
20	Hanmi Financial Corp.	427
27	Home BancShares, Inc.	877
13	Independent Bank Corp.	569
35	MB Financial, Inc.	1,155
23	NBT Bancorp, Inc.	594
13	Old National Bancorp	194
151	PacWest Bancorp	6,860
22	Pinnacle Financial Partners, Inc.	868
41	PrivateBancorp, Inc.	1,382
28	Prosperity Bancshares, Inc.	1,560
24	Simmons First National Corp., Class A	955
48	SVB Financial Group (a)	5,571
83	Synovus Financial Corp.	2,235

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
105	TCF Financial Corp.	1,672
7	Tompkins Financial Corp.	389
51	Trustmark Corp.	1,254
73	UMB Financial Corp.	4,142
195	Umpqua Holdings Corp.	3,311
27	United Community Banks, Inc.	511
55	Webster Financial Corp.	1,791
37	Wilshire Bancorp, Inc.	372
30	Wintrust Financial Corp.	1,385

		87,997

	Capital Markets — 1.8%
33	Eaton Vance Corp.	1,346
26	Evercore Partners, Inc., Class A	1,377
19	HFF, Inc., Class A	689
26	Investment Technology Group, Inc. (a)	536
10	Piper Jaffray Cos. (a)	552
149	Raymond James Financial, Inc.	8,540
194	SEI Investments Co.	7,782
38	Stifel Financial Corp. (a)	1,920
5	Virtus Investment Partners, Inc.	818
53	Waddell & Reed Financial, Inc., Class A	2,617

		26,177

	Consumer Finance — 0.4%
35	Cash America International, Inc.	791
13	Encore Capital Group, Inc. (a)	599
32	Enova International, Inc. (a)	709
35	Ezcorp, Inc., Class A (a)	414
5	First Cash Financial Services, Inc. (a)	285
12	Green Dot Corp., Class A (a)	250
255	SLM Corp.	2,597
9	World Acceptance Corp. (a)	728

		6,373

	Diversified Financial Services — 0.2%
52	CBOE Holdings, Inc.	3,288

	Insurance — 3.9%
7	Alleghany Corp. (a)	3,088
55	American Financial Group, Inc.	3,362
11	AMERISAFE, Inc.	479
103	Aspen Insurance Holdings Ltd., (Bermuda)	4,514
57	Brown & Brown, Inc.	1,883
55	Everest Re Group Ltd., (Bermuda)	9,412
86	Hanover Insurance Group, Inc. (The)	6,143
110	HCC Insurance Holdings, Inc.	5,894
24	Mercury General Corp.	1,332

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
8	Navigators Group, Inc. (The) (a)	575
184	Old Republic International Corp.	2,698
119	Protective Life Corp.	8,315
39	Reinsurance Group of America, Inc.	3,373
9	Safety Insurance Group, Inc.	607
35	Selective Insurance Group, Inc.	948
6	StanCorp Financial Group, Inc.	427
12	Stewart Information Services Corp.	450
58	W.R. Berkley Corp.	2,951

		56,451

	Real Estate Investment Trusts (REITs) — 8.9%
28	Acadia Realty Trust	895
40	Alexandria Real Estate Equities, Inc.	3,509
65	American Campus Communities, Inc.	2,703
34	Associated Estates Realty Corp.	787
98	BioMed Realty Trust, Inc.	2,110
51	Camden Property Trust	3,755
14	CareTrust REIT, Inc.	168
45	Cedar Realty Trust, Inc.	328
23	CoreSite Realty Corp.	898
46	Corporate Office Properties Trust	1,315
82	Corrections Corp. of America	2,970
171	Cousins Properties, Inc.	1,948
438	DiamondRock Hospitality Co.	6,516
199	Duke Realty Corp.	4,026
18	EastGroup Properties, Inc.	1,130
30	EPR Properties	1,718
38	Equity One, Inc.	976
66	Extra Space Storage, Inc.	3,869
13	Federal Realty Investment Trust	1,686
46	Franklin Street Properties Corp.	562
137	Geo Group, Inc. (The)	5,526
17	Getty Realty Corp.	302
24	Government Properties Income Trust	563
49	Healthcare Realty Trust, Inc.	1,333
83	Highwoods Properties, Inc.	3,667
31	Home Properties, Inc.	2,057
78	Hospitality Properties Trust	2,429
49	Inland Real Estate Corp.	538
47	Kilroy Realty Corp.	3,216
190	Kite Realty Group Trust	5,461
184	LaSalle Hotel Properties	7,427
72	Liberty Property Trust	2,717
19	LTC Properties, Inc.	836
56	Mack-Cali Realty Corp.	1,061

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
86	Medical Properties Trust, Inc.	1,186
50	Mid-America Apartment Communities, Inc.	3,766
14	Parkway Properties, Inc.	250
34	Post Properties, Inc.	2,004
90	Potlatch Corp.	3,752
12	PS Business Parks, Inc.	927
70	Realty Income Corp.	3,360
57	Regency Centers Corp.	3,632
7	Saul Centers, Inc.	428
118	Senior Housing Properties Trust	2,613
57	SL Green Realty Corp.	6,794
19	Sovran Self Storage, Inc.	1,681
59	Tanger Factory Outlet Centers, Inc.	2,177
85	Taubman Centers, Inc.	6,472
159	UDR, Inc.	4,899
8	Universal Health Realty Income Trust	373
15	Urstadt Biddle Properties, Inc., Class A	324
102	Washington Prime Group, Inc.	1,748
77	Weingarten Realty Investors	2,691

		128,079

	Real Estate Management & Development — 0.8%
59	Alexander & Baldwin, Inc.	2,310
22	Forestar Group, Inc. (a)	334
59	Jones Lang LaSalle, Inc.	8,791

		11,435

	Thrifts & Mortgage Finance — 0.1%
27	Bank Mutual Corp.	186
54	New York Community Bancorp, Inc.	865
34	Provident Financial Services, Inc.	614
57	TrustCo Bank Corp.	416

		2,081

	Total Financials	321,881

	Health Care — 10.6%
	Biotechnology — 0.5%
24	Acorda Therapeutics, Inc. (a)	989
17	Emergent Biosolutions, Inc. (a)	468
49	United Therapeutics Corp. (a)	6,329

		7,786

	Health Care Equipment & Supplies — 2.4%
91	Align Technology, Inc. (a)	5,110
17	CONMED Corp.	781
11	Cooper Cos., Inc. (The)	1,859
85	CryoLife, Inc.	961

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
17	Cyberonics, Inc. (a)	941
26	Cynosure, Inc., Class A (a)	724
14	Greatbatch, Inc. (a)	707
102	Hill-Rom Holdings, Inc.	4,649
340	Hologic, Inc. (a)	9,084
8	ICU Medical, Inc. (a)	645
9	IDEXX Laboratories, Inc. (a)	1,380
12	Masimo Corp. (a)	323
16	Natus Medical, Inc. (a)	590
31	NuVasive, Inc. (a)	1,454
78	ResMed, Inc.	4,369
6	Symmetry Surgical, Inc., (a)	47
39	Thoratec Corp. (a)	1,255

		34,879

	Health Care Providers & Services — 4.7%
25	AMN Healthcare Services, Inc. (a)	485
20	Amsurg Corp. (a)	1,108
89	Centene Corp. (a)	9,262
210	Community Health Systems, Inc. (a)	11,302
271	Cross Country Healthcare, Inc. (a)	3,382
10	Ensign Group, Inc. (The)	452
129	Gentiva Health Services, Inc. (a)	2,449
74	Health Net, Inc. (a)	3,986
56	Henry Schein, Inc. (a)	7,649
33	Kindred Healthcare, Inc.	598
74	LifePoint Hospitals, Inc. (a)	5,343
17	Magellan Health, Inc. (a)	1,030
49	MEDNAX, Inc. (a)	3,212
21	Molina Healthcare, Inc. (a)	1,140
8	MWI Veterinary Supply, Inc. (a)	1,371
67	Omnicare, Inc.	4,892
134	Owens & Minor, Inc.	4,721
57	VCA, Inc. (a)	2,798
38	WellCare Health Plans, Inc. (a)	3,110

		68,290

	Health Care Technology — 0.1%
9	Medidata Solutions, Inc. (a)	409
21	Omnicell, Inc. (a)	681

		1,090

	Life Sciences Tools & Services — 1.2%
323	Affymetrix, Inc. (a)	3,187
159	Cambrex Corp. (a)	3,437
31	Charles River Laboratories International, Inc. (a)	1,960

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — continued
22	Covance, Inc. (a)	2,308
23	Luminex Corp. (a)	428
12	Mettler-Toledo International, Inc. (a)	3,651
37	PAREXEL International Corp. (a)	2,030

		17,001

	Pharmaceuticals — 1.7%
133	Endo International plc, (Ireland) (a)	9,613
43	Impax Laboratories, Inc. (a)	1,359
50	Medicines Co. (The) (a)	1,383
32	Prestige Brands Holdings, Inc. (a)	1,107
90	Salix Pharmaceuticals Ltd. (a)	10,369

		23,831

	Total Health Care	152,877

	Industrials — 15.6%
	Aerospace & Defense — 2.0%
25	AAR Corp.	691
49	Alliant Techsystems, Inc.	5,680
5	B/E Aerospace, Inc. (a)	275
77	Engility Holdings, Inc. (a)	3,289
248	Exelis, Inc.	4,356
91	Huntington Ingalls Industries, Inc.	10,195
8	KLX, Inc. (a)	350
20	Moog, Inc., Class A (a)	1,501
20	Orbital Sciences Corp. (a)	547
23	Triumph Group, Inc.	1,552

		28,436

	Air Freight & Logistics — 0.1%
22	Hub Group, Inc., Class A (a)	836

	Airlines — 0.7%
97	Alaska Air Group, Inc.	5,769
277	JetBlue Airways Corp. (a)	4,400

		10,169

	Building Products — 1.3%
124	A.O. Smith Corp.	7,007
78	American Woodmark Corp. (a)	3,154
67	Fortune Brands Home & Security, Inc.	3,038
99	Griffon Corp.	1,311
34	Lennox International, Inc.	3,228
12	Universal Forest Products, Inc.	643

		18,381

	Commercial Services & Supplies — 1.8%
159	ABM Industries, Inc.	4,566
34	Deluxe Corp.	2,131

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
11	Herman Miller, Inc.	323
27	HNI Corp.	1,372
100	Matthews International Corp., Class A	4,880
377	R.R. Donnelley & Sons Co.	6,333
169	Tetra Tech, Inc.	4,525
10	UniFirst Corp.	1,219
21	United Stationers, Inc.	901
12	Viad Corp.	326

		26,576

	Construction & Engineering — 0.9%
200	AECOM Technology Corp. (a)	6,082
25	Aegion Corp. (a)	462
23	Comfort Systems USA, Inc.	395
89	EMCOR Group, Inc.	3,980
93	KBR, Inc.	1,570

		12,489

	Electrical Equipment — 1.0%
16	AZZ, Inc.	732
62	EnerSys	3,797
131	General Cable Corp.	1,956
28	Hubbell, Inc., Class B	2,968
76	Regal-Beloit Corp.	5,689

		15,142

	Industrial Conglomerates — 0.5%
85	Carlisle Cos., Inc.	7,664

	Machinery — 3.7%
43	Actuant Corp., Class A	1,178
53	AGCO Corp.	2,374
17	Albany International Corp., Class A	658
26	Barnes Group, Inc.	944
32	Briggs & Stratton Corp.	647
71	Crane Co.	4,163
39	Federal Signal Corp.	596
45	Hillenbrand, Inc.	1,541
40	IDEX Corp.	3,129
132	ITT Corp.	5,357
17	John Bean Technologies Corp.	575
49	Kennametal, Inc.	1,764
49	Lincoln Electric Holdings, Inc.	3,379
10	Lydall, Inc. (a)	332
26	Nordson Corp.	2,014
66	Oshkosh Corp.	3,218
65	SPX Corp.	5,593
8	Standex International Corp.	618

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
12	Tennant Co.	862
119	Terex Corp.	3,320
50	Timken Co.	2,145
105	Trinity Industries, Inc.	2,955
64	Wabtec Corp.	5,537
7	Watts Water Technologies, Inc., Class A	431

		53,330

	Marine — 0.6%
36	Kirby Corp. (a)	2,923
161	Matson, Inc.	5,551

		8,474

	Professional Services — 1.5%
8	CDI Corp.	137
20	Corporate Executive Board Co. (The)	1,441
23	FTI Consulting, Inc. (a)	891
117	Heidrick & Struggles International, Inc.	2,703
13	Insperity, Inc.	437
30	Korn/Ferry International (a)	875
106	Manpowergroup, Inc.	7,252
26	On Assignment, Inc. (a)	873
120	Resources Connection, Inc.	1,981
41	Towers Watson & Co., Class A	4,597
26	TrueBlue, Inc. (a)	571

		21,758

	Road & Rail — 1.1%
81	ArcBest Corp.	3,770
125	Con-way, Inc.	6,162
12	J.B. Hunt Transport Services, Inc.	1,025
28	Landstar System, Inc.	2,021
35	Old Dominion Freight Line, Inc. (a)	2,686

		15,664

	Trading Companies & Distributors — 0.4%
27	Applied Industrial Technologies, Inc.	1,208
11	GATX Corp.	627
4	MSC Industrial Direct Co., Inc., Class A	301
70	NOW, Inc. (a)	1,788
13	Veritiv Corp. (a)	669
16	Watsco, Inc.	1,734

		6,327

	Total Industrials	225,246

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Information Technology — 17.6%
	Communications Equipment — 0.8%
128	ARRIS Group, Inc. (a)	3,870
34	Bel Fuse, Inc., Class B	922
150	JDS Uniphase Corp. (a)	2,051
4	NETGEAR, Inc. (a)	140
336	Polycom, Inc. (a)	4,536

		11,519

	Electronic Equipment, Instruments & Components — 4.0%
18	Anixter International, Inc. (a)	1,628
151	Arrow Electronics, Inc. (a)	8,761
188	Avnet, Inc.	8,090
21	Belden, Inc.	1,649
207	Benchmark Electronics, Inc. (a)	5,272
15	Coherent, Inc. (a)	917
9	DTS, Inc. (a)	264
16	Electro Scientific Industries, Inc.	123
24	FEI Co.	2,206
18	Gerber Scientific, Inc. (a) (i)	—	(h)
9	II-VI, Inc. (a)	127
190	Ingram Micro, Inc., Class A (a)	5,259
29	Insight Enterprises, Inc. (a)	756
26	Itron, Inc. (a)	1,078
14	Littelfuse, Inc.	1,335
23	Methode Electronics, Inc.	827
26	Newport Corp. (a)	491
12	OSI Systems, Inc. (a)	863
98	Plexus Corp. (a)	4,051
18	Rofin-Sinar Technologies, Inc. (a)	516
10	Rogers Corp. (a)	815
99	Sanmina Corp. (a)	2,327
18	ScanSource, Inc. (a)	735
89	Tech Data Corp. (a)	5,642
132	Trimble Navigation Ltd. (a)	3,515
89	Vishay Intertechnology, Inc.	1,262

		58,509

	Internet Software & Services — 1.6%
63	AOL, Inc. (a)	2,931
20	Blucora, Inc. (a)	273
20	comScore, Inc. (a)	910
14	Dealertrack Technologies, Inc. (a)	616
26	Dice Holdings, Inc. (a)	257
23	Digital River, Inc. (a)	570
44	Equinix, Inc.	10,011
20	j2 Global, Inc.	1,243
150	Liquidity Services, Inc. (a)	1,229

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — continued
13	LogMeIn, Inc. (a)	655
20	Perficient, Inc. (a)	373
131	QuinStreet, Inc. (a)	793
74	Rackspace Hosting, Inc. (a)	3,472

		23,333

	IT Services — 3.6%
50	Acxiom Corp. (a)	1,008
169	Broadridge Financial Solutions, Inc.	7,791
15	CACI International, Inc., Class A (a)	1,302
9	Cardtronics, Inc. (a)	335
61	Convergys Corp.	1,248
16	CSG Systems International, Inc.	397
64	DST Systems, Inc.	5,996
62	ExlService Holdings, Inc. (a)	1,773
8	Forrester Research, Inc.	319
55	Gartner, Inc. (a)	4,601
100	Global Payments, Inc.	8,066
36	Heartland Payment Systems, Inc.	1,924
42	Jack Henry & Associates, Inc.	2,620
39	Leidos Holdings, Inc.	1,689
15	ManTech International Corp., Class A	447
11	MAXIMUS, Inc.	577
28	Science Applications International Corp.	1,367
133	Sykes Enterprises, Inc. (a)	3,130
39	TeleTech Holdings, Inc. (a)	920
144	VeriFone Systems, Inc. (a)	5,369
15	Virtusa Corp. (a)	629

		51,508

	Semiconductors & Semiconductor Equipment — 3.4%
28	Advanced Energy Industries, Inc. (a)	656
289	Atmel Corp. (a)	2,428
15	Cabot Microelectronics Corp. (a)	698
40	Cirrus Logic, Inc. (a)	948
77	Cree, Inc. (a)	2,466
11	Diodes, Inc. (a)	304
117	DSP Group, Inc. (a)	1,270
68	Entropic Communications, Inc. (a)	171
77	Fairchild Semiconductor International, Inc. (a)	1,303
88	Integrated Device Technology, Inc. (a)	1,726
48	International Rectifier Corp. (a)	1,903
39	Kopin Corp. (a)	141
340	Kulicke & Soffa Industries, Inc., (Singapore) (a)	4,920
86	Microsemi Corp. (a)	2,438
39	MKS Instruments, Inc.	1,445
11	Nanometrics, Inc. (a)	180

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
127	Pericom Semiconductor Corp. (a)	1,714
4	Power Integrations, Inc.	219
313	RF Micro Devices, Inc. (a)	5,200
198	Skyworks Solutions, Inc.	14,430
20	SunEdison, Inc. (a)	390
23	Synaptics, Inc. (a)	1,590
127	Teradyne, Inc.	2,515
17	Ultratech, Inc. (a)	308

		49,363

	Software — 3.6%
80	ANSYS, Inc. (a)	6,543
179	Cadence Design Systems, Inc. (a)	3,398
27	CommVault Systems, Inc. (a)	1,370
22	Fair Isaac Corp.	1,595
84	Fortinet, Inc. (a)	2,579
55	Informatica Corp. (a)	2,085
31	Mentor Graphics Corp.	679
5	MicroStrategy, Inc., Class A (a)	821
165	Progress Software Corp. (a)	4,466
153	PTC, Inc. (a)	5,615
226	Rovi Corp. (a)	5,112
41	SolarWinds, Inc. (a)	2,042
44	Solera Holdings, Inc.	2,226
197	Synopsys, Inc. (a)	8,560
180	Take-Two Interactive Software, Inc. (a)	5,050

		52,141

	Technology Hardware, Storage & Peripherals — 0.6%
34	3D Systems Corp. (a)	1,110
274	Avid Technology, Inc. (a)	3,893
34	Diebold, Inc.	1,166
39	Lexmark International, Inc., Class A	1,615
54	QLogic Corp. (a)	719

		8,503

	Total Information Technology	254,876

	Materials — 7.1%
	Chemicals — 2.9%
20	A Schulman, Inc.	810
24	Albemarle Corp.	1,462
74	Ashland, Inc.	8,883
101	Cabot Corp.	4,436
37	Calgon Carbon Corp. (a)	772
47	Cytec Industries, Inc.	2,150
74	FutureFuel Corp.	963
16	Minerals Technologies, Inc.	1,135

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
51	Olin Corp.	1,167
18	OM Group, Inc.	527
8	Quaker Chemical Corp.	728
26	Rayonier Advanced Materials, Inc.	574
142	RPM International, Inc.	7,221
86	Scotts Miracle-Gro Co. (The), Class A	5,335
12	Stepan Co.	468
62	Valspar Corp. (The)	5,324
13	Zep, Inc.	201

		42,156

	Construction Materials — 0.1%
38	Headwaters, Inc. (a)	570

	Containers & Packaging — 1.3%
70	Packaging Corp. of America	5,459
158	Rock-Tenn Co., Class A	9,658
41	Silgan Holdings, Inc.	2,194
39	Sonoco Products Co.	1,726

		19,037

	Metals & Mining — 2.1%
162	AK Steel Holding Corp. (a)	961
31	Century Aluminum Co. (a)	764
202	Commercial Metals Co.	3,296
41	Compass Minerals International, Inc.	3,534
43	Globe Specialty Metals, Inc.	737
17	Kaiser Aluminum Corp.	1,211
82	Reliance Steel & Aluminum Co.	5,036
15	Royal Gold, Inc.	915
183	Steel Dynamics, Inc.	3,606
25	TimkenSteel Corp.	934
33	U.S. Silica Holdings, Inc.	845
165	United States Steel Corp.	4,407
135	Worthington Industries, Inc.	4,072

		30,318

	Paper & Forest Products — 0.7%
79	Boise Cascade Co. (a)	2,950
40	Domtar Corp., (Canada)	1,612
50	KapStone Paper & Packaging Corp.	1,451
12	Neenah Paper, Inc.	699
27	PH Glatfelter Co.	693
68	Schweitzer-Mauduit International, Inc.	2,861

		10,266

	Total Materials	102,347

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
23	Atlantic Tele-Network, Inc.	1,583

	Wireless Telecommunication Services — 0.0% (g)
10	NTELOS Holdings Corp.	41

	Total Telecommunication Services	1,624

	Utilities — 4.7%
	Electric Utilities — 1.3%
53	El Paso Electric Co.	2,143
191	Great Plains Energy, Inc.	5,417
125	Hawaiian Electric Industries, Inc.	4,188
56	IDACORP, Inc.	3,738
87	OGE Energy Corp.	3,084

		18,570

	Gas Utilities — 2.0%
131	Atmos Energy Corp.	7,311
8	Laclede Group, Inc. (The)	434
20	National Fuel Gas Co.	1,414
84	New Jersey Resources Corp.	5,120
6	Northwest Natural Gas Co.	290
108	Questar Corp.	2,733
33	Southwest Gas Corp.	2,031
239	UGI Corp.	9,091
6	WGL Holdings, Inc.	317

		28,741

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.3%
70	Alliant Energy Corp.	4,633
57	Avista Corp.	2,026
58	Black Hills Corp.	3,084
116	MDU Resources Group, Inc.	2,726
25	NorthWestern Corp.	1,388
121	Vectren Corp.	5,575

		19,432

	Water Utilities — 0.1%
25	American States Water Co.	924

	Total Utilities	67,667

	Total Common Stocks (Cost $964,129)	1,413,469

Short-Term Investment — 2.2%
	Investment Company — 2.2%
31,936	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $31,936 )	31,936

	Total Investments — 100.0% (Cost $996,065)	1,445,405
	Liabilities in Excess of Other Assets — 0.0% (c)	(165)

	NET ASSETS — 100.0%	$1,445,240

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
74	E-mini Russell 2000	03/20/15	$8,885	$172
183	S&P Mid Cap 400	03/20/15	26,510	334

				$506

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2014.
(q)	— Investment in affiliate which is a security in the Fund’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund		Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,944,984		$1,413,469
Investments in affiliates, at value	35,359		31,936

Total investment securities, at value	1,980,343		1,445,405
Cash	2		38
Deposits at broker for futures contracts	—		1,670
Receivables:
Investment securities sold	—		1,716
Fund shares sold	2,392		559
Dividends from non-affiliates	2,660		1,357
Dividends from affiliates	—	(a)	1

Total Assets	1,985,397		1,450,746

LIABILITIES:
Payables:
Investment securities purchased	—		381
Fund shares redeemed	18,286		4,039
Variation margin on futures contracts	169		414
Accrued liabilities:
Investment advisory fees	194		250
Administration fees	—		64
Distribution fees	217		42
Shareholder servicing fees	38		189
Custodian and accounting fees	35		26
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Transfer Agent	306		54
Other	74		47

Total Liabilities	19,319		5,506

Net Assets	$1,966,078		$1,445,240

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$652,681	$962,782
Accumulated undistributed (distributions in excess of) net investment income	481	(631)
Accumulated net realized gains (losses)	(33,459)	33,243
Net unrealized appreciation (depreciation)	1,346,375	449,846

Total Net Assets	$1,966,078	$1,445,240

Net Assets:
Class A	$713,860	$107,468
Class B	8,239	991
Class C	88,591	23,487
Class R2	—	9,100
Select Class	1,155,388	1,304,194

Total	$1,966,078	$1,445,240

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17,403	8,602
Class B	202	83
Class C	2,174	2,100
Class R2	—	735
Select Class	28,147	103,578

Net Asset Value (a):
Class A — Redemption price per share	$41.02	$12.49
Class B — Offering price per share (b)	40.86	11.87
Class C — Offering price per share (b)	40.75	11.19
Class R2 — Offering and redemption price per share	—	12.38
Select Class — Offering and redemption price per share	41.05	12.59
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.29	$13.18

Cost of investments in non-affiliates	$614,766	$964,129
Cost of investments in affiliates	19,326	31,936

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares vary based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$2
Dividend income from non-affiliates	19,989		10,929
Dividend income from affiliates	332		8

Total investment income	20,321		10,939

EXPENSES:
Investment advisory fees	2,451		1,914
Administration fees	809		632
Distribution fees:
Class A	908		140
Class B	34		4
Class C	308		86
Class R2	—		22
Shareholder servicing fees:
Class A	908		140
Class B	11		1
Class C	103		29
Class R2	—		11
Select Class	1,429		1,734
Custodian and accounting fees	39		28
Interest expense to affiliates	—	(a)	— (a)
Professional fees	26		26
Trustees’ and Chief Compliance Officer’s fees	8		7
Printing and mailing costs	70		38
Registration and filing fees	39		31
Transfer agent fees	637		151
Other	11		11

Total expenses	7,791		5,005

Less fees waived	(4,481)		(1,404)

Net expenses	3,310		3,601

Net investment income (loss)	17,011		7,338

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,175		104,219
Investment in affiliates	242		—
Futures	860		725

Net realized gain (loss)	26,277		104,944

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	67,888		(71,086)
Investments in affiliates	1,786		—
Futures	87		(435)

Change in net unrealized appreciation/depreciation	69,761		(71,521)

Net realized/unrealized gains (losses)	96,038		33,423

Change in net assets resulting from operations	$113,049		$40,761

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,011	$33,192	$7,338	$13,502
Net realized gain (loss)	26,277	154,245	104,944	156,424
Change in net unrealized appreciation/depreciation	69,761	218,557	(71,521)	168,319

Change in net assets resulting from operations	113,049	405,994	40,761	338,245

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,003)	(10,480)	(487)	(655)
From net realized gains	(50,028)	(36,634)	(12,480)	(8,467)
Class B
From net investment income	(40)	(93)	(1)	(1)
From net realized gains	(558)	(660)	(117)	(157)
Class C
From net investment income	(429)	(632)	(49)	(36)
From net realized gains	(5,873)	(3,829)	(2,944)	(2,140)
Class R2
From net investment income	—	—	(31)	(34)
From net realized gains	—	—	(1,023)	(695)
Select Class
From net investment income	(10,590)	(20,849)	(7,242)	(11,470)
From net realized gains	(78,050)	(67,445)	(154,236)	(116,316)

Total distributions to shareholders	(151,571)	(140,622)	(178,610)	(139,971)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	101,862	(107,430)	19,061	(40,847)

NET ASSETS:
Change in net assets	63,340	157,942	(118,788)	157,427
Beginning of period	1,902,738	1,744,796	1,564,028	1,406,601

End of period	$1,966,078	$1,902,738	$1,445,240	$1,564,028

Accumulated undistributed (distributions in excess of) net investment income	$481	$532	$(631)	$(159)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$94,326	$157,276	$13,867	$38,319
Distributions reinvested	55,666	46,773	11,208	7,941
Cost of shares redeemed	(116,623)	(186,244)	(24,004)	(26,950)

Change in net assets resulting from Class A capital transactions	$33,369	$17,805	$1,071	$19,310

Class B
Proceeds from shares issued	$13	$167	$7	$49
Distributions reinvested	588	727	111	147
Cost of shares redeemed	(2,169)	(4,693)	(322)	(1,208)

Change in net assets resulting from Class B capital transactions	$(1,568)	$(3,799)	$(204)	$(1,012)

Class C
Proceeds from shares issued	$14,617	$17,522	$2,308	$9,602
Distributions reinvested	4,736	3,292	2,471	1,832
Cost of shares redeemed	(6,569)	(11,596)	(2,070)	(7,080)

Change in net assets resulting from Class C capital transactions	$12,784	$9,218	$2,709	$4,354

Class R2
Proceeds from shares issued	$—	$—	$1,830	$3,276
Distributions reinvested	—	—	795	432
Cost of shares redeemed	—	—	(1,514)	(2,914)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,111	$794

Select Class
Proceeds from shares issued	$113,464	$265,208	$93,193	$138,770
Distributions reinvested	73,418	75,199	82,855	57,709
Cost of shares redeemed	(129,605)	(471,061)	(161,674)	(260,772)

Change in net assets resulting from Select Class capital transactions	$57,277	$(130,654)	$14,374	$(64,293)

Total change in net assets resulting from capital transactions	$101,862	$(107,430)	$19,061	$(40,847)

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,227	3,983	1,050	2,921
Reinvested	1,384	1,215	928	633
Redeemed	(2,778)	(4,712)	(1,807)	(2,049)

Change in Class A Shares	833	486	171	1,505

Class B
Issued	— (a)	5	1	4
Reinvested	15	19	9	12
Redeemed	(51)	(120)	(25)	(96)

Change in Class B Shares	(36)	(96)	(15)	(80)

Class C
Issued	351	448	195	793
Reinvested	119	86	229	161
Redeemed	(157)	(295)	(172)	(594)

Change in Class C Shares	313	239	252	360

Class R2
Issued	—	—	139	252
Reinvested	—	—	66	35
Redeemed	—	—	(112)	(223)

Change in Class R2 Shares	—	—	93	64

Select Class
Issued	2,688	6,769	7,150	10,623
Reinvested	1,823	1,953	6,798	4,568
Redeemed	(3,060)	(11,881)	(11,820)	(19,655)

Change in Select Class Shares	1,451	(3,159)	2,128	(4,464)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$41.94	$0.35	(f)	$2.02	$2.37	$(0.34)	$(2.95)	$(3.29)
Year Ended June 30, 2014	36.43	0.64	(f)	7.78	8.42	(0.63)	(2.28)	(2.91)
Year Ended June 30, 2013	30.92	0.63	(f)	5.52	6.15	(0.64)	—	(0.64)
Year Ended June 30, 2012	29.96	0.51	(f)	0.96	1.47	(0.51)	—	(0.51)
Year Ended June 30, 2011	23.40	0.45	(f)	6.56	7.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	20.90	0.45	(f)	2.49	2.94	(0.44)	—	(0.44)

Class B
Six Months Ended December 31, 2014 (Unaudited)	41.81	0.18	(f)	2.01	2.19	(0.19)	(2.95)	(3.14)
Year Ended June 30, 2014	36.33	0.35	(f)	7.74	8.09	(0.33)	(2.28)	(2.61)
Year Ended June 30, 2013	30.83	0.37	(f)	5.51	5.88	(0.38)	—	(0.38)
Year Ended June 30, 2012	29.88	0.29	(f)	0.94	1.23	(0.28)	—	(0.28)
Year Ended June 30, 2011	23.34	0.24	(f)	6.54	6.78	(0.24)	—	(0.24)
Year Ended June 30, 2010	20.84	0.26	(f)	2.49	2.75	(0.25)	—	(0.25)

Class C
Six Months Ended December 31, 2014 (Unaudited)	41.72	0.19	(f)	2.00	2.19	(0.21)	(2.95)	(3.16)
Year Ended June 30, 2014	36.28	0.35	(f)	7.73	8.08	(0.36)	(2.28)	(2.64)
Year Ended June 30, 2013	30.81	0.37	(f)	5.50	5.87	(0.40)	—	(0.40)
Year Ended June 30, 2012	29.87	0.29	(f)	0.94	1.23	(0.29)	—	(0.29)
Year Ended June 30, 2011	23.34	0.24	(f)	6.54	6.78	(0.25)	—	(0.25)
Year Ended June 30, 2010	20.84	0.26	(f)	2.49	2.75	(0.25)	—	(0.25)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	41.96	0.40	(f)	2.03	2.43	(0.39)	(2.95)	(3.34)
Year Ended June 30, 2014	36.44	0.74	(f)	7.79	8.53	(0.73)	(2.28)	(3.01)
Year Ended June 30, 2013	30.92	0.71	(f)	5.53	6.24	(0.72)	—	(0.72)
Year Ended June 30, 2012	29.97	0.58	(f)	0.95	1.53	(0.58)	—	(0.58)
Year Ended June 30, 2011	23.40	0.52	(f)	6.57	7.09	(0.52)	—	(0.52)
Year Ended June 30, 2010	20.90	0.51	(f)	2.49	3.00	(0.50)	—	(0.50)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$41.02	5.88%	$713,860	0.45%	1.62%	0.92%	2%
41.94	23.95	694,974	0.45	1.63	0.91	5
36.43	20.04	585,946	0.45	1.86	0.94	4
30.92	5.03	520,294	0.45	1.74	0.94	7
29.96	30.09	540,743	0.45	1.63	0.94	7
23.40	13.96	491,906	0.45	1.80	0.96	8

40.86	5.46	8,239	1.20	0.86	1.45	2
41.81	23.01	9,943	1.20	0.88	1.41	5
36.33	19.17	12,142	1.20	1.11	1.44	4
30.83	4.20	15,380	1.20	0.99	1.44	7
29.88	29.10	21,922	1.20	0.88	1.44	7
23.34	13.12	27,677	1.20	1.07	1.46	8

40.75	5.46	88,591	1.20	0.88	1.42	2
41.72	23.01	77,644	1.20	0.88	1.41	5
36.28	19.16	58,831	1.20	1.10	1.45	4
30.81	4.21	45,854	1.20	0.99	1.44	7
29.87	29.11	49,126	1.20	0.88	1.44	7
23.34	13.14	42,819	1.20	1.06	1.46	8

41.05	6.01	1,155,388	0.20	1.87	0.67	2
41.96	24.27	1,120,177	0.20	1.89	0.66	5
36.44	20.35	1,087,877	0.20	2.11	0.69	4
30.92	5.26	1,188,683	0.20	1.99	0.69	7
29.97	30.45	1,281,370	0.20	1.87	0.69	7
23.40	14.24	1,001,783	0.20	2.05	0.71	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$13.85	$0.05	(f)(g)	$0.24	$0.29	$(0.06)	$(1.59)	$(1.65)
Year Ended June 30, 2014	12.17	0.09	(f)(h)	2.81	2.90	(0.08)	(1.14)	(1.22)
Year Ended June 30, 2013	10.32	0.11	(f)(i)	2.45	2.56	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2012	11.52	0.07	(f)	(0.42)	(0.35)	(0.07)	(0.78)	(0.85)
Year Ended June 30, 2011	8.42	0.05	(f)	3.11	3.16	(0.06)	—	(0.06)
Year Ended June 30, 2010	6.88	0.06	(f)	1.55	1.61	(0.07)	—	(0.07)

Class B
Six Months Ended December 31, 2014 (Unaudited)	13.25	—	(f)(g)(j)	0.23	0.23	(0.02)	(1.59)	(1.61)
Year Ended June 30, 2014	11.70	—	(f)(h)(j)	2.70	2.70	(0.01)	(1.14)	(1.15)
Year Ended June 30, 2013	9.95	0.03	(f)(i)	2.36	2.39	(0.04)	(0.60)	(0.64)
Year Ended June 30, 2012	11.16	(0.01	)(f)	(0.41)	(0.42)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	8.18	(0.02	)(f)	3.02	3.00	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.70	—	(f)(j)	1.49	1.49	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2014 (Unaudited)	12.58	—	(f)(g)(j)	0.22	0.22	(0.02)	(1.59)	(1.61)
Year Ended June 30, 2014	11.18	—	(f)(h)(j)	2.56	2.56	(0.02)	(1.14)	(1.16)
Year Ended June 30, 2013	9.55	0.03	(f)(i)	2.25	2.28	(0.05)	(0.60)	(0.65)
Year Ended June 30, 2012	10.74	(0.01	)(f)	(0.39)	(0.40)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	7.88	(0.02	)(f)	2.90	2.88	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.45	—	(f)(j)	1.44	1.44	(0.01)	—	(0.01)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	13.74	0.04	(f)(g)	0.23	0.27	(0.04)	(1.59)	(1.63)
Year Ended June 30, 2014	12.09	0.06	(f)(h)	2.78	2.84	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.25	0.08	(f)(i)	2.44	2.52	(0.08)	(0.60)	(0.68)
Year Ended June 30, 2012	11.46	0.03	(f)	(0.42)	(0.39)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.39	0.01	(f)	3.09	3.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.87	0.02	(f)	1.55	1.57	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	13.94	0.07	(f)(g)	0.24	0.31	(0.07)	(1.59)	(1.66)
Year Ended June 30, 2014	12.24	0.12	(f)(h)	2.83	2.95	(0.11)	(1.14)	(1.25)
Year Ended June 30, 2013	10.37	0.14	(f)(i)	2.46	2.60	(0.13)	(0.60)	(0.73)
Year Ended June 30, 2012	11.57	0.09	(f)	(0.42)	(0.33)	(0.09)	(0.78)	(0.87)
Year Ended June 30, 2011	8.45	0.08	(f)	3.11	3.19	(0.07)	—	(0.07)
Year Ended June 30, 2010	6.91	0.09	(f)	1.54	1.63	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have remained the same for Class A, Class B and Class C and would have been $0.03 and $0.06 for Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.67%, (0.03)%, 0.00%, 0.46% and 0.93% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class B, Class C, Class R2 and Select Class Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, (0.03)%, 0.42% and 0.90% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.02, $0.01, $0.06 and $0.12 for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.15%, 0.13%, 0.58% and 1.07% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate) (b)(e)

$12.49	2.54%	$107,468	0.69%	0.74	%(g)	0.89%	18%
13.85	24.96	116,727	0.69	0.68	(h)	0.87	25
12.17	25.91	84,296	0.69	0.95	(i)	0.88	51
10.32	(2.22)	62,820	0.69	0.64		0.89	77
11.52	37.50	77,638	0.69	0.50		0.89	78
8.42	23.30	57,906	0.69	0.75		0.91	61

11.87	2.18	991	1.37	0.03	(g)	1.41	18
13.25	24.18	1,295	1.35	—	(h)(k)	1.37	25
11.70	25.11	2,082	1.36	0.28	(i)	1.38	51
9.95	(2.98)	3,613	1.39	(0.08)		1.39	77
11.16	36.63	5,839	1.39	(0.20)		1.39	78
8.18	22.21	7,104	1.41	0.03		1.41	61

11.19	2.29	23,487	1.37	0.06	(g)	1.41	18
12.58	24.03	23,248	1.37	—	(h)(k)	1.37	25
11.18	25.07	16,636	1.37	0.27	(i)	1.38	51
9.55	(2.85)	12,330	1.39	(0.07)		1.39	77
10.74	36.53	13,613	1.39	(0.21)		1.39	78
7.88	22.34	9,919	1.41	0.03		1.41	61

12.38	2.46	9,100	0.92	0.52	(g)	1.16	18
13.74	24.60	8,821	0.92	0.45	(h)	1.12	25
12.09	25.72	6,985	0.93	0.72	(i)	1.13	51
10.25	(2.64)	4,477	1.07	0.27		1.14	77
11.46	36.97	3,309	1.07	0.10		1.14	78
8.39	22.83	1,527	1.07	0.24		1.16	61

12.59	2.70	1,304,194	0.44	0.99	(g)	0.62	18
13.94	25.26	1,413,937	0.44	0.92	(h)	0.62	25
12.24	26.26	1,296,602	0.44	1.21	(i)	0.63	51
10.37	(1.96)	1,100,332	0.44	0.89		0.64	77
11.57	37.84	1,145,121	0.44	0.75		0.64	78
8.45	23.49	774,830	0.44	1.00		0.66	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class B, Class C and Select Class	Diversified
Market Expansion Enhanced Index Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,980,343	$—	$—	$1,980,343

Appreciation in Other Financial Instruments
Futures Contracts	$124	$—	$—	$124

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$187,552	$—	$—		$187,552
Consumer Staples	46,152	—	—		46,152
Energy	53,247	—	—		53,247
Financials	321,881	—	—		321,881
Health Care	152,877	—	—		152,877
Industrials	225,246	—	—		225,246
Information Technology	254,876	—	—	(b)	254,876
Materials	102,347	—	—		102,347
Telecommunication Services	1,624	—	—		1,624
Utilities	67,667	—	—		67,667

Total Common Stocks	1,413,469	—	—	(b)	1,413,469

Short-Term Investment
Investment Company	31,936	—	—		31,936

Total Investments in Securities	$1,445,405	$—	$—	(b)	$1,445,405

Appreciation in Other Financial Instruments
Futures Contracts	$506	$—	$—		$506

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Value is zero.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

There were no transfers among any levels during the six months ended December 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2014, the Funds had no investments in restricted securities.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2014 (amounts in thousands):

	Value		Percentage
Market Expansion Enhanced Index Fund	$—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts:
Average Notional Balance Long	$14,745	$45,823
Ending Notional Balance Long	10,262	35,395

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

D. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers (amounts in thousands):

	For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Equity Index Fund
JPMorgan Chase & Co. (common stock)*	$23,682	$—	$448	$242	$329	404	$25,262
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	17,665	79,075	86,643	—	3	10,097	10,097

Total	$41,347			$242	$332		$35,359

	For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Market Expansion Enhanced Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$46,170	$214,287	$228,521	$—	$8	31,936	$31,936

Total	$46,170			$—	$8		$31,936

*	Investment in affiliate which is a security in the Fund’s Index.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s average daily net assets.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$17	$—	(a)
Market Expansion Enhanced Index Fund	5	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Enhanced Index Fund	0.69	1.39	1.39	0.92%	0.44

The expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$1,360	$809	$2,298	$4,467
Market Expansion Enhanced Index Fund	121	78	1,162	1,361

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 was as follows (amounts in thousands):

Equity Index Fund	$14
Market Expansion Enhanced Index Fund	43

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Equity Index Fund	$38,209	$53,970	$—	$—
Market Expansion Enhanced Index Fund	272,145	410,944	—	1,740

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$634,092	$1,358,241	$11,990	$1,346,251
Market Expansion Enhanced Index Fund	996,065	478,528	29,188	449,340

At June 30, 2014, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for the Market Expansion Enhanced Index Fund.

In addition, as of December 31, 2014, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 38.3% of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,058.80	$2.34	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class B
Actual	1,000.00	1,054.60	6.21	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	1,054.60	6.21	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	1,060.10	1.04	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,025.40	3.52	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class B
Actual	1,000.00	1,021.80	6.98	1.37
Hypothetical	1,000.00	1,018.30	6.97	1.37
Class C
Actual	1,000.00	1,022.90	6.99	1.37
Hypothetical	1,000.00	1,018.30	6.97	1.37
Class R2
Actual	1,000.00	1,024.60	4.69	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Select Class
Actual	1,000.00	1,027.00	2.25	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not con-

tain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance was in the third quintile for Class A shares, and in the second quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Market Expansion Enhanced Index Fund’s performance was in the third, second, and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees also noted that effective February 28, 2013, the Fund changed portfolio managers, and effective April 30, 2013, the Fund changed its name and 80% investment policy, and other investment strategies. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Market Expansion Enhanced Index Fund’s net advisory fee for Select Class shares was in the fourth quintile and that the actual total expenses for Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-INDEX-1214

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2014 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

Fund	Fund Return*	Barclays U.S. Intermediate Aggregate Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of December 31, 2014 (in thousands)
JPMorgan Investor Balanced Fund, Class A (No sales charge)	1.65%	1.24%	5.25%	3.26%	**	$5,360,161

JPMorgan Investor Conservative Growth Fund, Class A (No sales charge)	1.09%	1.24%	5.25%	2.45%	***	4,430,854

JPMorgan Investor Growth Fund, Class A (No sales charge)	3.17%	1.24%	5.25%	4.85%	****	2,389,542

JPMorgan Investor Growth & Income Fund, Class A (No sales charge)	1.94%	1.24%	5.25%	4.06%	*****	3,216,445

Portfolio Composition by Asset Class******

Investor Balanced Fund
U.S. Equity	41.5%
Fixed Income	36.6
International Equity	11.1
Alternative Assets	6.3
Money Market	4.5

Investor Conservative Growth Fund
Fixed Income	55.6%
U.S. Equity	26.5
Alternative Assets	7.0
International Equity	6.8
Money Market	4.1

Investor Growth Fund
U.S. Equity	75.1%
International Equity	14.0
Fixed Income	6.8
Alternative Assets	2.4
Money Market	1.7

Investor Growth & Income Fund
U.S. Equity	54.1%
Fixed Income	22.8
International Equity	14.5
Alternative Assets	5.8
Money Market	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of December 31, 2014. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time.

Bond markets were mixed over the six month reporting period. U.S. Treasury securities benefitted from falling oil prices, a slow down in economic growth outside the U.S. and geopolitical risks, which drove investors to investments that provided both a safe haven and good liquidity. A sharp decline in government bond yields in the U.K., European Union and Japan also made U.S. Treasury securities more attractive. Yields generally move in the opposite direction of prices. In aggregate, U.S. Treasury securities returned 2.28% for 2014. Meanwhile, the Barclays U.S. Aggregate Index returned 1.96% for the six months ended December 31, 2014, while the Barclays U.S. High Yield Corporate Index returned -2.85%.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the six months ended December 31, 2014, three of the four Investor Funds outperformed the Barclays U.S. Intermediate Aggregate Index, their broad based fixed income benchmark. In contrast, each of the Investor Funds underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark. This was due to the Funds’ allocation to fixed income securities, which underperformed equity securities during the reporting period.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s model allocation. All four Investor Funds underperformed their respective composite benchmarks, mainly due the Funds’ exposure to both developed market and emerging market equities that were not held in the composite benchmarks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. They determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s composite benchmark.

During the reporting period, the Investor Funds — through their investments in underlying funds — benefited from an overweight position relative to their composite benchmarks in equities and relative underweight position in fixed income securities. While the Funds remained overweight to equities relative to their composite benchmarks, the Funds’ managers began to gradually increase the investments in fixed income. Throughout the six month reporting period, the Funds’ managers added to core fixed income, accumulated a higher than normal cash balance invested in a J.P. Morgan money

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	3

market fund, and introduced a new position in the J.P. Morgan Systematic Alpha Fund, which invests in a diversified mix of alternative strategies. The Funds’ gradual repositioning reflected the managers’ assessment that various segments of the financial markets are more fairly valued compared with other segments. The Funds’ managers view their decision to gradually increase fixed income investments in the Investor Funds portfolios as a normal rebalancing of the asset mix following several years of strong equity market performance.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		1.65%	6.26%	8.24%	6.05%
With Sales Charge**		(2.93)	1.48	7.25	5.56
CLASS B SHARES	December 10, 1996
Without CDSC		1.47	5.75	7.69	5.57
With CDSC***		(3.53)	0.75	7.39	5.57
CLASS C SHARES	July 1, 1997
Without CDSC		1.48	5.79	7.68	5.47
With CDSC****		0.48	4.79	7.68	5.47
SELECT CLASS SHARES	December 10, 1996	1.78	6.50	8.50	6.31

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the

3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		1.09%	5.00%	6.39%	5.18%
With Sales Charge**		(3.44)	0.30	5.41	4.70
CLASS B SHARES	December 10, 1996
Without CDSC		0.92	4.53	5.86	4.72
With CDSC***		(4.08)	(0.47)	5.54	4.72
CLASS C SHARES	July 1, 1997
Without CDSC		0.91	4.56	5.85	4.61
With CDSC****		(0.09)	3.56	5.85	4.61
SELECT CLASS SHARES	December 10, 1996	1.27	5.36	6.68	5.45

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		3.17%	8.99%	11.78%	7.01%
With Sales Charge**		(1.46)	4.06	10.75	6.52
CLASS B SHARES	December 10, 1996
Without CDSC		2.93	8.44	11.17	6.50
With CDSC***		(2.07)	3.44	10.91	6.50
CLASS C SHARES	July 1, 1997
Without CDSC		2.93	8.48	11.17	6.40
With CDSC****		1.93	7.48	11.17	6.40
SELECT CLASS SHARES	December 10, 1996	3.30	9.27	12.06	7.27

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		1.94%	6.90%	9.86%	6.44%
With Sales Charge**		(2.67)	2.09	8.84	5.95
CLASS B SHARES	December 10, 1996
Without CDSC		1.75	6.41	9.30	5.95
With CDSC***		(3.25)	1.41	9.02	5.95
CLASS C SHARES	July 1, 1997
Without CDSC		1.78	6.38	9.30	5.86
With CDSC****		0.78	5.38	9.30	5.86
SELECT CLASS SHARES	December 10, 1996	2.09	7.19	10.13	6.71

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 6.3%
1,910	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	20,914
1,340	JPMorgan Global Natural Resources Fund, Select Class Shares	10,173
11,377	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	116,844
7,109	JPMorgan Research Market Neutral Fund, Select Class Shares	108,846
5,304	JPMorgan Systematic Alpha Fund, Select Class Shares	79,773

	Total Alternative Assets	336,550

	Fixed Income — 36.6%
63,753	JPMorgan Core Bond Fund, Select Class Shares	749,100
56,447	JPMorgan Core Plus Bond Fund, Select Class Shares	469,077
4,230	JPMorgan Emerging Markets Debt Fund, Select Class Shares	34,137
4,370	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	37,979
13,205	JPMorgan Floating Rate Income Fund, Select Class Shares	128,348
1,090	JPMorgan Government Bond Fund, Select Class Shares	11,917
15,072	JPMorgan High Yield Fund, Select Class Shares	114,397
13,912	JPMorgan Inflation Managed Bond Fund, Select Class Shares	142,461
13,210	JPMorgan Limited Duration Bond Fund, Select Class Shares	132,101
10,219	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	119,764
2,305	JPMorgan Unconstrained Debt Fund, Select Class Shares	23,114

	Total Fixed Income	1,962,395

	International Equity — 11.1%
5,910	JPMorgan Emerging Economies Fund, Select Class Shares	72,039
3,153	JPMorgan Emerging Markets Equity Fund, Select Class Shares	70,553
9,686	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	177,343
4,063	JPMorgan International Equity Fund, Select Class Shares	61,024
9,109	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	147,388
1,826	JPMorgan Intrepid European Fund, Select Class Shares	43,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
1,484	JPMorgan Latin America Fund, Select Class Shares	22,967

	Total International Equity	594,641

	Money Market — 4.5%
241,924	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (l)	241,924

	U.S. Equity — 41.5%
4,719	JPMorgan Dynamic Growth Fund, Select Class Shares	115,672
6,102	JPMorgan Equity Income Fund, Select Class Shares	87,074
9,862	JPMorgan Intrepid America Fund, Select Class Shares	375,530
4,520	JPMorgan Intrepid Growth Fund, Select Class Shares	182,718
4,902	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	112,402
1,725	JPMorgan Large Cap Growth Fund, Select Class Shares	59,678
13,075	JPMorgan Large Cap Value Fund, Select Class Shares	192,339
15,984	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	201,238
3,377	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	61,876
34,459	JPMorgan U.S. Equity Fund, Select Class Shares	500,692
8,383	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	246,464
2,973	JPMorgan Value Advantage Fund, Select Class Shares	88,532

	Total U.S. Equity	2,224,215

	Total Investments — 100.0% (Cost $4,558,858)	5,359,725
	Other Assets in Excess of Liabilities — 0.0% (g)	436

	NET ASSETS — 100.0%	$5,360,161

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 7.0%
1,687	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	18,469
1,139	JPMorgan Global Natural Resources Fund, Select Class Shares	8,642
8,561	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	87,919
7,412	JPMorgan Research Market Neutral Fund, Select Class Shares	113,476
5,325	JPMorgan Systematic Alpha Fund, Select Class Shares	80,092

	Total Alternative Assets	308,598

	Fixed Income — 55.6%
79,567	JPMorgan Core Bond Fund, Select Class Shares	934,913
66,143	JPMorgan Core Plus Bond Fund, Select Class Shares	549,646
2,703	JPMorgan Emerging Markets Debt Fund, Select Class Shares	21,815
6,079	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	52,827
15,980	JPMorgan Floating Rate Income Fund, Select Class Shares	155,329
3,019	JPMorgan Government Bond Fund, Select Class Shares	33,001
11,418	JPMorgan High Yield Fund, Select Class Shares	86,662
17,109	JPMorgan Inflation Managed Bond Fund, Select Class Shares	175,195
29,090	JPMorgan Limited Duration Bond Fund, Select Class Shares	290,901
12,156	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	142,470
1,903	JPMorgan Unconstrained Debt Fund, Select Class Shares	19,089

	Total Fixed Income	2,461,848

	International Equity — 6.8%
3,193	JPMorgan Emerging Economies Fund, Select Class Shares	38,926
1,727	JPMorgan Emerging Markets Equity Fund, Select Class Shares	38,650
2,747	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	50,289
2,153	JPMorgan International Equity Fund, Select Class Shares	32,337
6,240	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	100,958
1,032	JPMorgan Intrepid European Fund, Select Class Shares	24,481

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
1,003	JPMorgan Latin America Fund, Select Class Shares	15,526

	Total International Equity	301,167

	Money Market — 4.1%
181,184	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (l)	181,184

	U.S. Equity — 26.5%
1,639	JPMorgan Dynamic Growth Fund, Select Class Shares	40,162
5,691	JPMorgan Equity Income Fund, Select Class Shares	81,214
6,739	JPMorgan Intrepid America Fund, Select Class Shares	256,639
2,743	JPMorgan Intrepid Growth Fund, Select Class Shares	110,891
1,894	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	43,434
2,961	JPMorgan Large Cap Value Fund, Select Class Shares	43,557
5,690	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	71,637
936	JPMorgan Mid Cap Growth Fund, Select Class Shares	26,345
2,473	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	45,304
17,521	JPMorgan U.S. Equity Fund, Select Class Shares	254,576
4,868	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	143,125
1,999	JPMorgan Value Advantage Fund, Select Class Shares	59,519

	Total U.S. Equity	1,176,403

	Total Investments — 100.0% (Cost $3,987,764)	4,429,200
	Other Assets in Excess of Liabilities — 0.0% (g)	1,654

	NET ASSETS — 100.0%	$4,430,854

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 2.4%
907	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	9,929
674	JPMorgan Global Natural Resources Fund, Select Class Shares	5,117
1,478	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	15,184
890	JPMorgan Research Market Neutral Fund, Select Class Shares	13,619
950	JPMorgan Systematic Alpha Fund, Select Class Shares	14,287

	Total Alternative Assets	58,136

	Fixed Income — 6.8%
4,703	JPMorgan Core Bond Fund, Select Class Shares	55,257
1,586	JPMorgan Core Plus Bond Fund, Select Class Shares	13,176
911	JPMorgan Emerging Markets Debt Fund, Select Class Shares	7,350
1,033	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	8,976
1,387	JPMorgan Floating Rate Income Fund, Select Class Shares	13,482
1,750	JPMorgan High Yield Fund, Select Class Shares	13,285
2,972	JPMorgan Inflation Managed Bond Fund, Select Class Shares	30,434
429	JPMorgan Limited Duration Bond Fund, Select Class Shares	4,285
950	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	11,136
501	JPMorgan Unconstrained Debt Fund, Select Class Shares	5,021

	Total Fixed Income	162,402

	International Equity — 14.0%
3,190	JPMorgan Emerging Economies Fund, Select Class Shares	38,886
1,768	JPMorgan Emerging Markets Equity Fund, Select Class Shares	39,564
3,524	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	64,518
5,061	JPMorgan International Equity Fund, Select Class Shares	76,021
4,975	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	80,498
1,097	JPMorgan Intrepid European Fund, Select Class Shares	26,035
538	JPMorgan Latin America Fund, Select Class Shares	8,329

	Total International Equity	333,851

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 1.7%
41,477	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (l)	41,477

	U.S. Equity — 75.1%
991	JPMorgan Dynamic Growth Fund, Select Class Shares	24,301
2,468	JPMorgan Equity Income Fund, Select Class Shares	35,221
7,784	JPMorgan Intrepid America Fund, Select Class Shares	296,414
3,649	JPMorgan Intrepid Growth Fund, Select Class Shares	147,481
3,923	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	89,944
5,682	JPMorgan Large Cap Growth Fund, Select Class Shares	196,603
17,266	JPMorgan Large Cap Value Fund, Select Class Shares	253,983
11,346	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	142,851
558	JPMorgan Mid Cap Growth Fund, Select Class Shares	15,694
2,329	JPMorgan Small Cap Value Fund, Select Class Shares	65,089
1,941	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	35,555
23,489	JPMorgan U.S. Equity Fund, Select Class Shares	341,302
3,776	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	111,006
1,273	JPMorgan Value Advantage Fund, Select Class Shares	37,901

	Total U.S. Equity	1,793,345

	Total Investments — 100.0% (Cost $1,744,608)	2,389,211
	Other Assets in Excess of Liabilities — 0.0% (g)	331

	NET ASSETS — 100.0%	$2,389,542

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 5.8%
1,308	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	14,321
985	JPMorgan Global Natural Resources Fund, Select Class Shares	7,476
6,422	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	65,954
3,818	JPMorgan Research Market Neutral Fund, Select Class Shares	58,460
2,704	JPMorgan Systematic Alpha Fund, Select Class Shares	40,662

	Total Alternative Assets	186,873

	Fixed Income — 22.8%
21,147	JPMorgan Core Bond Fund, Select Class Shares	248,473
20,409	JPMorgan Core Plus Bond Fund, Select Class Shares	169,596
1,091	JPMorgan Emerging Markets Debt Fund, Select Class Shares	8,805
2,011	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	17,478
7,930	JPMorgan Floating Rate Income Fund, Select Class Shares	77,084
1,005	JPMorgan Government Bond Fund, Select Class Shares	10,987
8,392	JPMorgan High Yield Fund, Select Class Shares	63,695
7,144	JPMorgan Inflation Managed Bond Fund, Select Class Shares	73,150
4,040	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	47,352
1,504	JPMorgan Unconstrained Debt Fund, Select Class Shares	15,083

	Total Fixed Income	731,703

	International Equity — 14.5%
4,039	JPMorgan Emerging Economies Fund, Select Class Shares	49,237
2,223	JPMorgan Emerging Markets Equity Fund, Select Class Shares	49,751
6,267	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	114,753
6,282	JPMorgan International Equity Fund, Select Class Shares	94,351
5,997	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	97,034
2,120	JPMorgan Intrepid European Fund, Select Class Shares	50,303
663	JPMorgan Latin America Fund, Select Class Shares	10,269

	Total International Equity	465,698

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 2.8%
91,316	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (l)	91,316

	U.S. Equity — 54.1%
1,874	JPMorgan Dynamic Growth Fund, Select Class Shares	45,926
3,815	JPMorgan Equity Income Fund, Select Class Shares	54,438
8,898	JPMorgan Intrepid America Fund, Select Class Shares	338,839
2,786	JPMorgan Intrepid Growth Fund, Select Class Shares	112,593
2,065	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	47,349
4,742	JPMorgan Large Cap Growth Fund, Select Class Shares	164,086
13,415	JPMorgan Large Cap Value Fund, Select Class Shares	197,340
11,058	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	139,216
682	JPMorgan Mid Cap Growth Fund, Select Class Shares	19,186
1,840	JPMorgan Small Cap Value Fund, Select Class Shares	51,416
2,736	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	50,124
22,718	JPMorgan U.S. Equity Fund, Select Class Shares	330,092
4,838	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	142,223
1,618	JPMorgan Value Advantage Fund, Select Class Shares	48,170

	Total U.S. Equity	1,740,998

	Total Investments — 100.0% (Cost $2,564,541)	3,216,588
	Liabilities in Excess of Other Assets — 0.0% (g)	(143)

	NET ASSETS — 100.0%	$3,216,445

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

J.P. Morgan Investor Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2014.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund		Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,359,725		$4,429,200	$2,389,211	$3,216,588
Receivables:
Fund shares sold	11,686		9,398	6,963	6,629
Dividends from affiliates	11		9	2	4
Due from Adviser	41		61	5	12

Total Assets	5,371,463		4,438,668	2,396,181	3,223,233

LIABILITIES:
Payables:
Distributions	3,191		598	3,228	2,363
Fund shares redeemed	5,590		4,814	2,243	2,975
Accrued liabilities:
Administration fees	—		—	14	5
Distribution fees	1,558		1,654	597	831
Shareholder servicing fees	224		235	56	108
Custodian and accounting fees	—	(a)	1	11	9
Trustees’ and Chief Compliance Officer’s fees	1		1	1	1
Transfer agent fees	493		313	351	336
Other	245		198	138	160

Total Liabilities	11,302		7,814	6,639	6,788

Net Assets	$5,360,161		$4,430,854	$2,389,542	$3,216,445

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,486,006	$3,926,598	$1,700,158	$2,553,746
Accumulated undistributed (distributions in excess of) net investment income	(33,147)	(12,969)	(30,509)	(27,134)
Accumulated net realized gains (losses)	106,435	75,789	75,290	37,786
Net unrealized appreciation (depreciation)	800,867	441,436	644,603	652,047

Total Net Assets	$5,360,161	$4,430,854	$2,389,542	$3,216,445

Net Assets:
Class A	$3,877,995	$2,556,514	$1,863,534	$2,523,392
Class B	77,628	40,417	75,546	80,165
Class C	1,086,404	1,711,843	243,040	387,269
Select Class	318,134	122,080	207,422	225,619

Total	$5,360,161	$4,430,854	$2,389,542	$3,216,445

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	258,528	200,454	95,429	150,435
Class B	5,174	3,167	3,978	4,800
Class C	73,421	134,818	13,040	23,642
Select Class	21,177	9,526	10,445	13,631

Net Asset Value (a):
Class A — Redemption price per share	$15.00	$12.75	$19.53	$16.77
Class B — Offering price per share (b)	15.00	12.76	18.99	16.70
Class C — Offering price per share (b)	14.80	12.70	18.64	16.38
Select Class — Offering and redemption price per share	15.02	12.82	19.86	16.55
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share	—	—	—	—
[net asset value per share/(100% – maximum sales charge)]	$15.71	$13.35	$20.45	$17.56

Cost of investments in affiliates	4,558,858	3,987,764	1,744,608	2,564,541

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$53,519	$46,942	$18,934	$30,691

EXPENSES:
Investment advisory fees	1,324	1,097	585	792
Administration fees	1,510	1,294	784	982
Distribution fees:
Class A	4,793	3,199	2,286	3,111
Class B	313	163	306	327
Class C	3,929	6,223	878	1,402
Shareholder servicing fees:
Class A	4,793	3,199	2,286	3,111
Class B	104	54	102	109
Class C	1,310	2,075	293	467
Select Class	414	155	244	272
Custodian and accounting fees	4	7	12	11
Professional fees	31	28	17	24
Trustees’ and Chief Compliance Officer’s fees	23	17	11	14
Printing and mailing costs	239	190	158	172
Registration and filing fees	106	110	51	63
Transfer agent fees	997	702	785	773
Other	39	31	14	22

Total expenses	19,929	18,544	8,812	11,652

Less fees waived	(7,734)	(6,357)	(3,785)	(4,880)
Less expense reimbursements	(1,436)	(1,685)	(106)	(530)

Net expenses	10,759	10,502	4,921	6,242

Net investment income (loss)	42,760	36,440	14,013	24,449

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	10,393	12,410	4,256	5,498
Distributions of capital gains received from investment company affiliates	184,343	97,095	139,252	136,053
Change in net unrealized appreciation/depreciation of investments in affiliates	(152,376)	(101,029)	(85,459)	(104,752)

Net realized/unrealized gains (losses)	42,360	8,476	58,049	36,799

Change in net assets resulting from operations	$85,120	$44,916	$72,062	$61,248

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,760	$48,464	$36,440	$47,923
Net realized gain (loss) on investments in affiliates	10,393	34,632	12,410	45,322
Distributions of capital gains received from investment company affiliates	184,343	85,847	97,095	50,096
Change in net unrealized appreciation/depreciation of investments in affiliates	(152,376)	418,642	(101,029)	223,346

Change in net assets resulting from operations	85,120	587,585	44,916	366,687

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(55,728)	(51,978)	(30,229)	(39,648)
From net realized gains	(69,634)	(10,000)	(46,254)	—
Class B
From net investment income	(982)	(993)	(418)	(581)
From net realized gains	(1,403)	(318)	(733)	—
Class C
From net investment income	(13,778)	(8,742)	(17,030)	(15,776)
From net realized gains	(19,719)	(2,481)	(31,039)	—
Select Class
From net investment income	(5,011)	(5,665)	(1,569)	(2,173)
From net realized gains	(5,776)	(937)	(2,228)	—

Total distributions to shareholders	(172,031)	(81,114)	(129,500)	(58,178)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	282,003	890,046	252,900	418,368

NET ASSETS:
Change in net assets	195,092	1,396,517	168,316	726,877
Beginning of period	5,165,069	3,768,552	4,262,538	3,535,661

End of period	$5,360,161	$5,165,069	$4,430,854	$4,262,538

Accumulated undistributed (distributions in excess of) net investment income	$(33,147)	$(408)	$(12,969)	$(163)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,013	$10,805	$24,449	$24,590
Net realized gain (loss) on investments in affiliates	4,256	17,333	5,498	32,103
Distributions of capital gains received from investment company affiliates	139,252	54,238	136,053	60,812
Change in net unrealized appreciation/depreciation of investments in affiliates	(85,459)	312,477	(104,752)	311,079

Change in net assets resulting from operations	72,062	394,853	61,248	428,584

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(34,534)	(18,801)	(40,601)	(30,868)
From net realized gains	(28,153)	—	(56,378)	—
Class B
From net investment income	(1,355)	(972)	(1,146)	(989)
From net realized gains	(1,177)	—	(1,807)	—
Class C
From net investment income	(4,447)	(1,772)	(5,635)	(2,857)
From net realized gains	(3,829)	—	(8,812)	—
Select Class
From net investment income	(4,011)	(2,198)	(3,954)	(3,225)
From net realized gains	(3,065)	—	(5,055)	—

Total distributions to shareholders	(80,571)	(23,743)	(123,388)	(37,939)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	109,669	179,299	183,787	385,158

NET ASSETS:
Change in net assets	101,160	550,409	121,647	775,803
Beginning of period	2,288,382	1,737,973	3,094,798	2,318,995

End of period	$2,389,542	$2,288,382	$3,216,445	$3,094,798

Accumulated undistributed (distributions in excess of) net investment income	$(30,509)	$(175)	$(27,134)	$(247)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$395,094	$1,172,802	$274,321	$663,475
Distributions reinvested	125,065	61,815	76,301	39,567
Cost of shares redeemed	(329,381)	(653,336)	(261,747)	(595,012)

Change in net assets resulting from Class A capital transactions	$190,778	$581,281	$88,875	$108,030

Class B
Proceeds from shares issued	$739	$4,133	$406	$2,287
Distributions reinvested	2,376	1,307	1,147	579
Cost of shares redeemed	(14,376)	(39,779)	(6,557)	(20,067)

Change in net assets resulting from Class B capital transactions	$(11,261)	$(34,339)	$(5,004)	$(17,201)

Class C
Proceeds from shares issued	$173,808	$483,355	$278,672	$648,610
Distributions reinvested	33,245	11,113	47,900	15,718
Cost of shares redeemed	(98,079)	(151,120)	(162,265)	(334,441)

Change in net assets resulting from Class C capital transactions	$108,974	$343,348	$164,307	$329,887

Select Class
Proceeds from shares issued	$34,723	$81,681	$15,541	$21,226
Distributions reinvested	3,158	2,581	1,699	990
Cost of shares redeemed	(44,369)	(84,506)	(12,518)	(24,564)

Change in net assets resulting from Select Class capital transactions	$(6,488)	$(244)	$4,722	$(2,348)

Total change in net assets resulting from capital transactions	$282,003	$890,046	$252,900	$418,368

SHARE TRANSACTIONS:
Class A
Issued	25,895	81,074	21,125	53,123
Reinvested	8,337	4,211	5,972	3,145
Redeemed	(21,605)	(45,013)	(20,174)	(47,622)

Change in Class A Shares	12,627	40,272	6,923	8,646

Class B
Issued	48	287	30	183
Reinvested	158	90	90	46
Redeemed	(941)	(2,752)	(504)	(1,605)

Change in Class B Shares	(735)	(2,375)	(384)	(1,376)

Class C
Issued	11,541	33,955	21,558	52,180
Reinvested	2,248	768	3,770	1,253
Redeemed	(6,544)	(10,540)	(12,571)	(26,885)

Change in Class C Shares	7,245	24,183	12,757	26,548

Select Class
Issued	2,279	5,619	1,193	1,687
Reinvested	210	176	132	78
Redeemed	(2,893)	(5,778)	(962)	(1,958)

Change in Select Class Shares	(404)	17	363	(193)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$132,843	$364,251	$224,521	$611,629
Distributions reinvested	62,384	18,699	96,654	30,757
Cost of shares redeemed	(116,692)	(226,201)	(181,482)	(328,489)

Change in net assets resulting from Class A capital transactions	$78,535	$156,749	$139,693	$313,897

Class B
Proceeds from shares issued	$149	$1,237	$308	$1,832
Distributions reinvested	2,520	967	2,944	986
Cost of shares redeemed	(15,183)	(44,584)	(16,982)	(48,540)

Change in net assets resulting from Class B capital transactions	$(12,514)	$(42,380)	$(13,730)	$(45,722)

Class C
Proceeds from shares issued	$28,319	$67,519	$53,943	$140,280
Distributions reinvested	7,842	1,683	13,873	2,713
Cost of shares redeemed	(18,034)	(34,707)	(31,187)	(51,230)

Change in net assets resulting from Class C capital transactions	$18,127	$34,495	$36,629	$91,763

Select Class
Proceeds from shares issued	$34,252	$52,249	$31,124	$57,090
Distributions reinvested	1,898	595	3,910	1,699
Cost of shares redeemed	(10,629)	(22,409)	(13,839)	(33,569)

Change in net assets resulting from Select Class capital transactions	$25,521	$30,435	$21,195	$25,220

Total change in net assets resulting from capital transactions	$109,669	$179,299	$183,787	$385,158

SHARE TRANSACTIONS:
Class A
Issued	6,747	20,101	13,116	38,067
Reinvested	3,198	1,002	5,767	1,874
Redeemed	(5,933)	(12,465)	(10,605)	(20,413)

Change in Class A Shares	4,012	8,638	8,278	19,528

Class B
Issued	8	71	18	116
Reinvested	133	53	177	61
Redeemed	(790)	(2,526)	(994)	(3,040)

Change in Class B Shares	(649)	(2,402)	(799)	(2,863)

Class C
Issued	1,503	3,884	3,224	8,949
Reinvested	421	95	848	169
Redeemed	(960)	(2,004)	(1,869)	(3,248)

Change in Class C Shares	964	1,975	2,203	5,870

Select Class
Issued	1,718	2,823	1,852	3,613
Reinvested	96	31	236	105
Redeemed	(529)	(1,200)	(821)	(2,092)

Change in Select Class Shares	1,285	1,654	1,267	1,626

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$15.25	$0.13	(h)(i)	$0.12	$0.25	$(0.22)	$(0.28)	$(0.50)
Year Ended June 30, 2014	13.61	0.17	(h)	1.74	1.91	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2013	12.53	0.20	(h)	1.11	1.31	(0.23)	—	(0.23)
Year Ended June 30, 2012	12.58	0.22	(h)	(0.05)	0.17	(0.22)	—	(0.22)
Year Ended June 30, 2011	11.00	0.23		1.58	1.81	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.03	0.26		0.97	1.23	(0.26)	—	(0.26)

Class B
Six Months Ended December 31, 2014 (Unaudited)	15.25	0.10	(h)(i)	0.12	0.22	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	13.60	0.08	(h)	1.75	1.83	(0.14)	(0.04)	(0.18)
Year Ended June 30, 2013	12.53	0.13	(h)	1.10	1.23	(0.16)	—	(0.16)
Year Ended June 30, 2012	12.57	0.15	(h)	(0.03)	0.12	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.99	0.17		1.57	1.74	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.01	0.20		0.97	1.17	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2014 (Unaudited)	15.05	0.10	(h)(i)	0.12	0.22	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	13.44	0.09	(h)	1.71	1.80	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2013	12.39	0.13	(h)	1.09	1.22	(0.17)	—	(0.17)
Year Ended June 30, 2012	12.44	0.15	(h)	(0.04)	0.11	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.88	0.17		1.56	1.73	(0.17)	—	(0.17)
Year Ended June 30, 2010	9.93	0.20		0.95	1.15	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	15.27	0.15	(h)(i)	0.12	0.27	(0.24)	(0.28)	(0.52)
Year Ended June 30, 2014	13.62	0.20	(h)	1.75	1.95	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2013	12.55	0.23	(h)	1.10	1.33	(0.26)	—	(0.26)
Year Ended June 30, 2012	12.60	0.25	(h)	(0.05)	0.20	(0.25)	—	(0.25)
Year Ended June 30, 2011	11.01	0.26		1.59	1.85	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.04	0.28		0.97	1.25	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$15.00	1.65%	$3,877,995	0.34	%(j)	1.68	%(i)(j)	0.66%	5%
15.25	14.12	3,749,519	0.41		1.16		0.67	12
13.61	10.54	2,797,749	0.50		1.51		0.69	19
12.53	1.45	2,287,495	0.50		1.79		0.69	9
12.58	16.53	2,104,717	0.50		1.92		0.69	5
11.00	12.19	1,410,998	0.50		2.34		0.71	12

15.00	1.47	77,628	0.78	(j)	1.16	(i)(j)	1.17	5
15.25	13.54	90,106	0.97		0.58		1.17	12
13.60	9.86	112,689	1.01		1.00		1.19	19
12.53	0.97	167,057	1.02		1.26		1.19	9
12.57	15.91	235,961	1.02		1.37		1.19	5
10.99	11.66	287,519	1.05		1.75		1.21	12

14.80	1.48	1,086,404	0.79	(j)	1.25	(i)(j)	1.16	5
15.05	13.50	995,919	0.97		0.61		1.17	12
13.44	9.89	564,358	1.01		0.99		1.19	19
12.39	0.94	413,805	1.02		1.27		1.19	9
12.44	15.98	415,301	1.02		1.40		1.19	5
10.88	11.55	216,667	1.05		1.80		1.21	12

15.02	1.78	318,134	0.09	(j)	1.89	(i)(j)	0.41	5
15.27	14.45	329,525	0.16		1.39		0.42	12
13.62	10.71	293,756	0.25		1.75		0.44	19
12.55	1.70	250,089	0.25		2.03		0.44	9
12.60	16.88	231,620	0.25		2.15		0.44	5
11.01	12.44	160,959	0.25		2.60		0.46	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$13.00	$0.12	(h)(i)	$0.02	$0.14	$(0.15)	$(0.24)	$(0.39)
Year Ended June 30, 2014	12.01	0.18	(h)	1.02	1.20	(0.21)	—	(0.21)
Year Ended June 30, 2013	11.46	0.19	(h)	0.58	0.77	(0.22)	—	(0.22)
Year Ended June 30, 2012	11.40	0.23	(h)	0.06	0.29	(0.23)	—	(0.23)
Year Ended June 30, 2011	10.47	0.25		0.93	1.18	(0.25)	—	(0.25)
Year Ended June 30, 2010	9.67	0.29		0.80	1.09	(0.29)	—	(0.29)

Class B
Six Months Ended December 31, 2014 (Unaudited)	13.01	0.09	(h)(i)	0.03	0.12	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2014	12.02	0.11	(h)	1.02	1.13	(0.14)	—	(0.14)
Year Ended June 30, 2013	11.47	0.13	(h)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.40	0.17	(h)	0.07	0.24	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.48	0.18		0.93	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.67	0.23		0.81	1.04	(0.23)	—	(0.23)

Class C
Six Months Ended December 31, 2014 (Unaudited)	12.95	0.09	(h)(i)	0.03	0.12	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2014	11.97	0.11	(h)	1.01	1.12	(0.14)	—	(0.14)
Year Ended June 30, 2013	11.42	0.13	(h)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.36	0.17	(h)	0.06	0.23	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.64	0.23		0.81	1.04	(0.24)	—	(0.24)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	13.06	0.13	(h)(i)	0.04	0.17	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2014	12.06	0.21	(h)	1.03	1.24	(0.24)	—	(0.24)
Year Ended June 30, 2013	11.51	0.22	(h)	0.58	0.80	(0.25)	—	(0.25)
Year Ended June 30, 2012	11.44	0.26	(h)	0.07	0.33	(0.26)	—	(0.26)
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)	—	(0.28)
Year Ended June 30, 2010	9.70	0.30		0.83	1.13	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$12.75	1.09%	$2,556,514	0.34	%(j)	1.79	%(i)(j)	0.66%	5%
13.00	10.05	2,516,247	0.41		1.41		0.66	20
12.01	6.76	2,220,725	0.50		1.63		0.68	14
11.46	2.60	1,847,352	0.50		2.03		0.68	9
11.40	11.36	1,589,494	0.50		2.26		0.68	3
10.47	11.32	927,164	0.50		2.78		0.72	11

12.76	0.92	40,417	0.78	(j)	1.30	(i)(j)	1.17	5
13.01	9.43	46,180	0.97		0.84		1.16	20
12.02	6.22	59,190	1.00		1.12		1.18	14
11.47	2.16	87,831	1.01		1.50		1.18	9
11.40	10.64	116,375	1.02		1.69		1.18	3
10.48	10.80	145,639	1.06		2.17		1.22	11

12.70	0.91	1,711,843	0.79	(j)	1.37	(i)(j)	1.16	5
12.95	9.42	1,580,447	0.97		0.87		1.16	20
11.97	6.27	1,142,903	1.01		1.12		1.18	14
11.42	2.09	841,332	1.01		1.50		1.18	9
11.36	10.73	843,076	1.01		1.76		1.18	3
10.44	10.78	341,942	1.06		2.25		1.22	11

12.82	1.27	122,080	0.09	(j)	2.04	(i)(j)	0.41	5
13.06	10.35	119,664	0.16		1.66		0.41	20
12.06	6.97	112,843	0.25		1.87		0.43	14
11.51	2.92	95,175	0.25		2.27		0.43	9
11.44	11.57	89,120	0.25		2.48		0.43	3
10.51	11.66	60,791	0.25		3.03		0.47	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$19.59	$0.12	(h)(i)	$0.50	$0.62	$(0.37)	$(0.31)	$(0.68)
Year Ended June 30, 2014	16.25	0.11	(h)	3.45	3.56	(0.22)	—	(0.22)
Year Ended June 30, 2013	13.88	0.14	(h)	2.38	2.52	(0.15)	—	(0.15)
Year Ended June 30, 2012	14.14	0.10	(h)	(0.25)	(0.15)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.22	0.09	(h)	2.92	3.01	(0.09)	—	(0.09)
Year Ended June 30, 2010	9.94	0.10	(h)	1.26	1.36	(0.08)	—	(0.08)

Class B
Six Months Ended December 31, 2014 (Unaudited)	19.09	0.07	(h)(i)	0.49	0.56	(0.35)	(0.31)	(0.66)
Year Ended June 30, 2014	15.88	—	(h)(k)	3.37	3.37	(0.16)	—	(0.16)
Year Ended June 30, 2013	13.58	0.05	(h)	2.34	2.39	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.85	0.02	(h)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	11.00	0.02	(h)	2.86	2.88	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.79	0.02	(h)	1.24	1.26	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2014 (Unaudited)	18.75	0.08	(h)(i)	0.47	0.55	(0.35)	(0.31)	(0.66)
Year Ended June 30, 2014	15.60	0.01	(h)	3.30	3.31	(0.16)	—	(0.16)
Year Ended June 30, 2013	13.34	0.05	(h)	2.30	2.35	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.61	0.02	(h)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.82	0.02	(h)	2.80	2.82	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.62	0.03	(h)	1.22	1.25	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	19.91	0.16	(h)(i)	0.49	0.65	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2014	16.51	0.16	(h)	3.50	3.66	(0.26)	—	(0.26)
Year Ended June 30, 2013	14.09	0.17	(h)	2.44	2.61	(0.19)	—	(0.19)
Year Ended June 30, 2012	14.35	0.14	(h)	(0.26)	(0.12)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.39	0.13	(h)	2.95	3.08	(0.12)	—	(0.12)
Year Ended June 30, 2010	10.09	0.13	(h)	1.28	1.41	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended December 31, 2014.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$19.53	3.17%	$1,863,534	0.38	%(j)	1.23	%(i)(j)	0.71%	3%
19.59	21.95	1,791,194	0.41		0.59		0.71	8
16.25	18.28	1,344,928	0.49		0.89		0.76	15
13.88	(1.03)	1,100,639	0.50		0.72		0.75	6
14.14	26.86	1,089,221	0.50		0.71		0.76	15
11.22	13.67	769,574	0.50		0.81		0.79	15

18.99	2.93	75,546	0.85	(j)	0.66	(i)(j)	1.22	3
19.09	21.28	88,345	0.95		0.02		1.21	8
15.88	17.63	111,593	1.04		0.34		1.26	15
13.58	(1.55)	147,256	1.05		0.16		1.25	6
13.85	26.20	213,785	1.06		0.12		1.26	15
11.00	12.85	232,624	1.10		0.20		1.30	15

18.64	2.93	243,040	0.85	(j)	0.79	(i)(j)	1.21	3
18.75	21.30	226,430	0.95		0.05		1.21	8
15.60	17.69	157,546	1.04		0.34		1.25	15
13.34	(1.57)	125,391	1.05		0.17		1.25	6
13.61	26.11	128,944	1.06		0.15		1.26	15
10.82	12.99	82,981	1.09		0.22		1.29	15

19.86	3.30	207,422	0.12	(j)	1.54	(i)(j)	0.44	3
19.91	22.25	182,413	0.16		0.85		0.46	8
16.51	18.64	123,906	0.24		1.13		0.51	15
14.09	(0.77)	108,189	0.25		0.99		0.50	6
14.35	27.11	123,051	0.25		0.96		0.51	15
11.39	13.87	77,338	0.25		1.08		0.54	15

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$17.11	$0.14	(h)(i)	$0.18	$0.32		$(0.27)	$(0.39)	$(0.66)
Year Ended June 30, 2014	14.78	0.16	(h)	2.40	2.56		(0.23)	—	(0.23)
Year Ended June 30, 2013	13.17	0.18	(h)	1.64	1.82		(0.21)	—	(0.21)
Year Ended June 30, 2012	13.28	0.17	(h)	(0.10)	0.07		(0.18)	—	(0.18)
Year Ended June 30, 2011	11.05	0.18	(h)	2.23	2.41		(0.18)	—	(0.18)
Year Ended June 30, 2010	9.90	0.20	(h)	1.15	1.35		(0.20)	—	(0.20)

Class B
Six Months Ended December 31, 2014 (Unaudited)	17.04	0.09	(h)(i)	0.20	0.29		(0.24)	(0.39)	(0.63)
Year Ended June 30, 2014	14.72	0.06	(h)	2.40	2.46		(0.14)	—	(0.14)
Year Ended June 30, 2013	13.11	0.11	(h)	1.63	1.74		(0.13)	—	(0.13)
Year Ended June 30, 2012	13.22	0.10	(h)	(0.10)	—	(k)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.00	0.11	(h)	2.22	2.33		(0.11)	—	(0.11)
Year Ended June 30, 2010	9.85	0.13	(h)	1.15	1.28		(0.13)	—	(0.13)

Class C
Six Months Ended December 31, 2014 (Unaudited)	16.72	0.10	(h)(i)	0.19	0.29		(0.24)	(0.39)	(0.63)
Year Ended June 30, 2014	14.46	0.07	(h)	2.34	2.41		(0.15)	—	(0.15)
Year Ended June 30, 2013	12.89	0.10	(h)	1.61	1.71		(0.14)	—	(0.14)
Year Ended June 30, 2012	13.01	0.10	(h)	(0.11)	(0.01)		(0.11)	—	(0.11)
Year Ended June 30, 2011	10.83	0.11	(h)	2.19	2.30		(0.12)	—	(0.12)
Year Ended June 30, 2010	9.71	0.13	(h)	1.12	1.25		(0.13)	—	(0.13)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	16.89	0.16	(h)(i)	0.19	0.35		(0.30)	(0.39)	(0.69)
Year Ended June 30, 2014	14.59	0.19	(h)	2.38	2.57		(0.27)	—	(0.27)
Year Ended June 30, 2013	13.00	0.21	(h)	1.63	1.84		(0.25)	—	(0.25)
Year Ended June 30, 2012	13.12	0.20	(h)	(0.11)	0.09		(0.21)	—	(0.21)
Year Ended June 30, 2011	10.92	0.21	(h)	2.20	2.41		(0.21)	—	(0.21)
Year Ended June 30, 2010	9.78	0.22	(h)	1.14	1.36		(0.22)	—	(0.22)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended December 31, 2014.
(k)	Amount rounds to less than $0.01.
(l)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period (000’s)	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$16.77	1.94%		$2,523,392	0.35	%(j)	1.58	%(i)(j)	0.68%	4%
17.11	17.40		2,432,024	0.41		0.96		0.68	10
14.78	13.91		1,812,603	0.49		1.29		0.72	20
13.17	0.60		1,485,151	0.50		1.33		0.71	11
13.28	21.91		1,443,240	0.50		1.45		0.71	9
11.05	13.52		1,008,109	0.50		1.72		0.73	14

16.70	1.75		80,165	0.80	(j)	1.03	(i)(j)	1.19	4
17.04	16.74		95,394	0.96		0.39		1.19	10
14.72	13.35		124,521	1.02		0.77		1.22	20
13.11	0.03		185,106	1.03		0.79		1.22	11
13.22	21.23		270,833	1.04		0.88		1.22	9
11.00	12.92		315,944	1.08		1.13		1.23	14

16.38	1.78		387,269	0.81	(j)	1.15	(i)(j)	1.18	4
16.72	16.72		358,544	0.96		0.42		1.18	10
14.46	13.34		225,157	1.02		0.76		1.21	20
12.89	0.00	(l)	179,336	1.03		0.80		1.21	11
13.01	21.28		186,625	1.04		0.91		1.21	9
10.83	12.87		119,332	1.07		1.16		1.23	14

16.55	2.09		225,619	0.10	(j)	1.86	(i)(j)	0.42	4
16.89	17.71		208,836	0.16		1.21		0.44	10
14.59	14.22		156,714	0.24		1.53		0.47	20
13.00	0.79		127,295	0.25		1.59		0.46	11
13.12	22.19		146,524	0.25		1.69		0.46	9
10.92	13.87		104,501	0.25		1.94		0.48	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$5,359,725	$—	$—	$5,359,725

Investor Conservative Growth Fund
Total Investments in Securities (a)	$4,429,200	$—	$—	$4,429,200

Investor Growth Fund
Total Investments in Securities (a)	$2,389,211	$—	$—	$2,389,211

Investor Growth & Income Fund
Total Investments in Securities (a)	$3,216,588	$—	$—	$3,216,588

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM” ) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands):

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Investor Balanced Fund
JPMorgan Commodities Strategy Fund, Select Class Shares	$25,995	$1,000	$—	$—	$—	1,910	$20,914
JPMorgan Core Bond Fund, Select Class Shares	613,016	139,543	6,300	882	8,803	63,753	749,100
JPMorgan Core Plus Bond Fund, Select Class Shares	467,919	11,326	6,300	3,303	7,999	56,447	469,077
JPMorgan Dynamic Growth Fund, Select Class Shares	102,706	13,427	1,500	1,762	—	4,719	115,672
JPMorgan Emerging Economies Fund, Select Class Shares	78,848	3,914	2,100	(126)	1,315	5,910	72,039
JPMorgan Emerging Markets Debt Fund, Select Class Shares	25,141	10,793	—	—	793	4,230	34,137
JPMorgan Emerging Markets Equity Fund, Select Class Shares	80,273	2,837	6,100	125	737	3,153	70,553
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	42,669	27	—	—	26	4,370	37,979
JPMorgan Equity Income Fund, Select Class Shares	78,879	5,611	—	1,652	958	6,102	87,074
JPMorgan Floating Rate Income Fund, Select Class Shares	142,844	3,048	12,200	(254)	3,048	13,205	128,348

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Investor Balanced Fund (continued)
JPMorgan Global Natural Resources Fund, Select Class Shares	$13,077	$1,049	$—	$—	$49	1,340	$10,173
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	185,507	4,960	7,000	2,685	2,602	9,686	177,343
JPMorgan Government Bond Fund, Select Class Shares	5,692	6,338	—	220	119	1,090	11,917
JPMorgan High Yield Fund, Select Class Shares	109,005	13,355	—	2,337	3,018	15,072	114,397
JPMorgan Inflation Managed Bond Fund, Select Class Shares	143,032	12,893	8,400	(324)	892	13,912	142,461
JPMorgan International Equity Fund, Select Class Shares	60,425	10,275	4,000	(293)	174	4,063	61,024
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	151,569	40,041	—	24,182	3,960	9,109	147,388
JPMorgan Intrepid America Fund, Select Class Shares	354,247	34,724	19,500	19,365	4,195	9,862	375,530
JPMorgan Intrepid European Fund, Select Class Shares	45,925	5,977	2,000	(252)	1,577	1,826	43,327
JPMorgan Intrepid Growth Fund, Select Class Shares	167,830	11,961	12,300	1,211	960	4,520	182,718
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	111,796	15,043	6,500	16,278	427	4,902	112,402
JPMorgan Large Cap Growth Fund, Select Class Shares	47,170	10,850	2,000	1,133	—	1,725	59,678
JPMorgan Large Cap Value Fund, Select Class Shares	183,236	39,761	13,600	29,062	1,199	13,075	192,339
JPMorgan Latin America Fund, Select Class Shares	27,512	1,224	1,000	(108)	124	1,484	22,967
JPMorgan Limited Duration Bond Fund, Select Class Shares	135,456	710	4,200	4	708	13,210	132,101
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	299,628	263,023	320,727	—	54	241,924	241,924
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	176,596	48,981	8,000	22,728	1,057	15,984	201,238
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	162,367	—	48,100	494	—	11,377	116,844
JPMorgan Unconstrained Debt Fund, Select Class Shares	23,213	712	—	—	713	2,305	23,114
JPMorgan Research Market Neutral Fund, Select Class Shares	107,386	2,701	—	2,700	—	7,109	108,846
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	136,817	992	16,100	(164)	993	10,219	119,764
JPMorgan Systematic Alpha Fund, Select Class Shares	—	80,314	—	90	824	5,304	79,773
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	61,730	3,396	5,000	3,598	372	3,377	61,876
JPMorgan U.S. Equity Fund, Select Class Shares	480,791	55,232	25,000	43,130	3,297	34,459	500,692
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	233,848	22,637	8,100	17,285	1,598	8,383	246,464
JPMorgan Value Advantage Fund, Select Class Shares	80,759	6,160	—	2,031	928	2,973	88,532

	$5,162,904			$194,736	$53,519		$5,359,725

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Investor Conservative Growth Fund
JPMorgan Commodities Strategy Fund, Select Class Shares	$22,833	$1,000	$—	$—	$—	1,687	$18,469
JPMorgan Core Bond Fund, Select Class Shares	806,107	130,636	5,300	1,161	11,261	79,567	934,913
JPMorgan Core Plus Bond Fund, Select Class Shares	546,237	13,253	5,300	3,872	9,355	66,143	549,646
JPMorgan Dynamic Growth Fund, Select Class Shares	37,180	4,098	1,500	633	—	1,639	40,162
JPMorgan Emerging Economies Fund, Select Class Shares	43,093	2,711	2,200	(141)	710	3,193	38,926

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Investor Conservative Growth Fund (continued)
JPMorgan Emerging Markets Debt Fund, Select Class Shares	$17,533	$5,528	$—	$—	$528	2,703	$21,815
JPMorgan Emerging Markets Equity Fund, Select Class Shares	43,460	2,403	3,700	36	404	1,727	38,650
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	59,351	37	—	—	36	6,079	52,827
JPMorgan Equity Income Fund, Select Class Shares	74,826	3,939	—	1,541	897	5,691	81,214
JPMorgan Floating Rate Income Fund, Select Class Shares	165,942	3,616	7,900	(170)	3,616	15,980	155,329
JPMorgan Global Natural Resources Fund, Select Class Shares	10,960	1,042	—	—	42	1,139	8,642
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	52,639	1,406	2,000	741	738	2,747	50,289
JPMorgan Government Bond Fund, Select Class Shares	19,861	13,465	—	609	356	3,019	33,001
JPMorgan High Yield Fund, Select Class Shares	75,923	16,280	—	1,637	2,143	11,418	86,662
JPMorgan Inflation Managed Bond Fund, Select Class Shares	182,755	9,137	10,200	(408)	1,136	17,109	175,195
JPMorgan International Equity Fund, Select Class Shares	31,271	7,095	3,000	(200)	94	2,153	32,337
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	100,956	30,976	1,000	16,505	2,712	6,240	100,958
JPMorgan Intrepid America Fund, Select Class Shares	254,954	21,005	23,900	18,802	2,867	6,739	256,639
JPMorgan Intrepid European Fund, Select Class Shares	26,864	4,491	3,000	(378)	891	1,032	24,481
JPMorgan Intrepid Growth Fund, Select Class Shares	105,706	6,582	10,900	1,947	582	2,743	110,891
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	42,122	7,812	3,500	6,096	164	1,894	43,434
JPMorgan Large Cap Value Fund, Select Class Shares	44,364	12,659	9,900	8,092	283	2,961	43,557
JPMorgan Latin America Fund, Select Class Shares	18,652	1,084	1,000	(109)	84	1,003	15,526
JPMorgan Limited Duration Bond Fund, Select Class Shares	298,940	1,561	9,900	10	1,562	29,090	290,901
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	202,784	243,206	264,806	—	39	181,184	181,184
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	57,479	23,950	4,500	8,140	367	5,690	71,637
JPMorgan Mid Cap Growth Fund, Select Class Shares	24,224	5,767	2,000	2,440	—	936	26,345
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	142,186	—	56,501	959	—	8,561	87,919
JPMorgan Unconstrained Debt Fund, Select Class Shares	19,170	588	—	—	589	1,903	19,089
JPMorgan Research Market Neutral Fund, Select Class Shares	111,954	2,816	—	2,815	—	7,412	113,476
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	160,270	1,171	16,700	(171)	1,171	12,156	142,470
JPMorgan Systematic Alpha Fund, Select Class Shares	—	80,715	—	88	827	5,325	80,092
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	42,702	3,886	2,500	2,464	273	2,473	45,304
JPMorgan U.S. Equity Fund, Select Class Shares	232,162	48,367	21,500	21,494	1,663	17,521	254,576
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	133,376	11,532	500	9,634	928	4,868	143,125
JPMorgan Value Advantage Fund, Select Class Shares	53,284	5,090	—	1,366	624	1,999	59,519

	$4,262,120			$109,505	$46,942		$4,429,200

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Investor Growth Fund
JPMorgan Commodities Strategy Fund, Select Class Shares	$12,839	$—	$—	$—	$—	907	$9,929
JPMorgan Core Bond Fund, Select Class Shares	24,905	33,561	3,600	141	592	4,703	55,257
JPMorgan Core Plus Bond Fund, Select Class Shares	16,122	344	3,200	96	251	1,586	13,176
JPMorgan Dynamic Growth Fund, Select Class Shares	22,753	1,363	—	363	—	991	24,301
JPMorgan Emerging Economies Fund, Select Class Shares	43,035	4,110	3,400	(212)	709	3,190	38,886
JPMorgan Emerging Markets Debt Fund, Select Class Shares	7,684	204	—	—	204	911	7,350
JPMorgan Emerging Markets Equity Fund, Select Class Shares	44,305	1,813	2,900	(43)	413	1,768	39,564
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	10,084	7	—	—	6	1,033	8,976
JPMorgan Equity Income Fund, Select Class Shares	32,130	2,061	—	668	392	2,468	35,221
JPMorgan Floating Rate Income Fund, Select Class Shares	20,942	366	7,200	(100)	366	1,387	13,482
JPMorgan Global Natural Resources Fund, Select Class Shares	7,078	25	—	—	25	674	5,117
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	66,944	1,804	2,000	952	946	3,524	64,518
JPMorgan High Yield Fund, Select Class Shares	13,614	649	—	284	365	1,750	13,285
JPMorgan Inflation Managed Bond Fund, Select Class Shares	39,475	230	8,000	(309)	230	2,972	30,434
JPMorgan International Equity Fund, Select Class Shares	77,578	5,513	—	—	213	5,061	76,021
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	81,772	23,169	—	13,207	2,163	4,975	80,498
JPMorgan Intrepid America Fund, Select Class Shares	274,816	21,253	3,600	13,648	3,311	7,784	296,414
JPMorgan Intrepid European Fund, Select Class Shares	27,037	2,847	—	—	947	1,097	26,035
JPMorgan Intrepid Growth Fund, Select Class Shares	135,562	2,275	2,100	371	775	3,649	147,481
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	82,091	15,630	1,500	11,754	334	3,923	89,944
JPMorgan Large Cap Growth Fund, Select Class Shares	185,166	4,461	5,000	5,830	—	5,682	196,603
JPMorgan Large Cap Value Fund, Select Class Shares	238,463	42,563	3,600	37,331	1,576	17,266	253,983
JPMorgan Latin America Fund, Select Class Shares	10,321	245	500	(54)	45	538	8,329
JPMorgan Limited Duration Bond Fund, Select Class Shares	4,259	22	—	—	23	429	4,285
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	43,096	60,046	61,665	—	5	41,477	41,477
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	131,552	23,771	—	15,919	753	11,346	142,851
JPMorgan Mid Cap Growth Fund, Select Class Shares	14,958	1,809	—	1,410	—	558	15,694
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	22,396	—	7,501	64	—	1,478	15,184
JPMorgan Unconstrained Debt Fund, Select Class Shares	5,042	155	—	—	155	501	5,021
JPMorgan Research Market Neutral Fund, Select Class Shares	13,436	338	—	338	—	890	13,619
JPMorgan Small Cap Value Fund, Select Class Shares	57,414	9,857	—	2,961	297	2,329	65,089
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	23,621	119	12,400	(105)	119	950	11,136
JPMorgan Systematic Alpha Fund, Select Class Shares	—	14,367	—	20	148	950	14,287
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	32,760	1,951	—	1,737	214	1,941	35,555
JPMorgan U.S. Equity Fund, Select Class Shares	324,189	29,462	4,400	28,076	2,240	23,489	341,302
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	106,632	8,869	3,600	8,291	720	3,776	111,006
JPMorgan Value Advantage Fund, Select Class Shares	34,980	2,267	—	870	397	1,273	37,901

	$2,289,051			$143,508	$18,934		$2,389,211

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Investor Growth & Income Fund
JPMorgan Commodities Strategy Fund, Select Class Shares	$16,443	$1,999	$—	$—	$—	1,308	$14,321
JPMorgan Core Bond Fund, Select Class Shares	190,510	60,692	3,900	276	2,979	21,147	248,473
JPMorgan Core Plus Bond Fund, Select Class Shares	170,777	4,107	3,900	1,185	2,906	20,409	169,596
JPMorgan Dynamic Growth Fund, Select Class Shares	44,713	885	—	685	—	1,874	45,926
JPMorgan Emerging Economies Fund, Select Class Shares	55,129	2,198	2,100	(132)	898	4,039	49,237
JPMorgan Emerging Markets Debt Fund, Select Class Shares	9,205	244	—	—	244	1,091	8,805
JPMorgan Emerging Markets Equity Fund, Select Class Shares	57,802	1,820	5,300	50	520	2,223	49,751
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	19,637	12	—	—	12	2,011	17,478
JPMorgan Equity Income Fund, Select Class Shares	51,217	1,638	—	1,033	606	3,815	54,438
JPMorgan Floating Rate Income Fund, Select Class Shares	86,767	1,840	8,300	(169)	1,840	7,930	77,084
JPMorgan Global Natural Resources Fund, Select Class Shares	8,373	2,036	—	—	36	985	7,476
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	120,521	3,211	5,000	1,753	1,683	6,267	114,753
JPMorgan Government Bond Fund, Select Class Shares	—	11,077	—	203	74	1,005	10,987
JPMorgan High Yield Fund, Select Class Shares	63,744	4,607	—	1,361	1,745	8,392	63,695
JPMorgan Inflation Managed Bond Fund, Select Class Shares	71,085	10,442	5,900	(231)	442	7,144	73,150
JPMorgan International Equity Fund, Select Class Shares	96,715	6,364	—	—	264	6,282	94,351
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	100,540	25,627	—	15,921	2,607	5,997	97,034
JPMorgan Intrepid America Fund, Select Class Shares	319,333	26,949	12,400	17,593	3,785	8,898	338,839
JPMorgan Intrepid European Fund, Select Class Shares	54,454	4,431	1,000	(126)	1,831	2,120	50,303
JPMorgan Intrepid Growth Fund, Select Class Shares	103,175	5,092	4,900	560	591	2,786	112,593
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	40,222	11,330	1,000	6,211	174	2,065	47,349
JPMorgan Large Cap Growth Fund, Select Class Shares	144,132	12,988	3,000	3,037	—	4,742	164,086
JPMorgan Large Cap Value Fund, Select Class Shares	185,292	37,825	7,900	29,295	1,232	13,415	197,340
JPMorgan Latin America Fund, Select Class Shares	13,825	655	2,000	(139)	55	663	10,269
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	117,899	136,534	163,117	—	7	91,316	91,316
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	130,172	23,550	2,500	15,587	738	11,058	139,216
JPMorgan Mid Cap Growth Fund, Select Class Shares	18,793	1,724	—	1,724	—	682	19,186
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	87,152	—	22,500	238	—	6,422	65,954
JPMorgan Unconstrained Debt Fund, Select Class Shares	15,147	465	—	—	465	1,504	15,083
JPMorgan Research Market Neutral Fund, Select Class Shares	57,676	1,451	—	1,450	—	3,818	58,460
JPMorgan Small Cap Value Fund, Select Class Shares	37,465	14,868	—	2,339	229	1,840	51,416
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	59,639	408	11,900	(114)	408	4,040	47,352
JPMorgan Systematic Alpha Fund, Select Class Shares	—	40,973	—	53	420	2,704	40,662
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	47,583	2,751	1,500	2,575	302	2,736	50,124
JPMorgan U.S. Equity Fund, Select Class Shares	316,936	31,499	11,100	27,998	2,171	22,718	330,092
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	137,072	11,266	5,000	10,230	922	4,838	142,223
JPMorgan Value Advantage Fund, Select Class Shares	45,741	1,611	—	1,105	505	1,618	48,170

	$3,094,886			$141,551	$30,691		$3,216,588

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the six months ended December 31, 2014, the effective annualized rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Investor Balanced Fund	0.06%
Investor Conservative Growth Fund	0.06
Investor Growth Fund	0.07
Investor Growth & Income Fund	0.06

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$1,303	$1
Investor Conservative Growth Fund	775	3
Investor Growth Fund	393	2
Investor Growth & Income Fund	714	1

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.39%	1.14%	1.14%	0.14%
Investor Conservative Growth Fund	0.39	1.14	1.14	0.14
Investor Growth Fund	0.39	1.14	1.14	0.14
Investor Growth & Income Fund	0.39	1.14	1.14	0.14

*	Prior to September 1, 2013, the contractual expense limitations for the Funds were 0.50%, 1.25%, 1.25% and 0.25% for Class A, Class B, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2014 and are in place until at least October 31, 2015.

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% of the Funds’ net assets, the Funds’ Distributor may waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the Underlying Funds. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Investor Balanced Fund	$762	$351	$5,471	$6,584	$1,436
Investor Conservative Growth Fund	574	300	3,826	4,700	1,685
Investor Growth Fund	585	344	2,505	3,434	106
Investor Growth & Income Fund	699	222	3,468	4,389	530

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Voluntary Waivers
Shareholder Servicing
Investor Balanced Fund	$1,150
Investor Conservative Growth Fund	1,657
Investor Growth Fund	351
Investor Growth & Income Fund	491

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$621,812	$225,300
Investor Conservative Growth Fund	485,698	208,401
Investor Growth Fund	257,480	74,501
Investor Growth & Income Fund	368,635	121,100

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,558,858	$861,352	$60,485	$800,867
Investor Conservative Growth Fund	3,987,764	495,952	54,516	441,436
Investor Growth Fund	1,744,608	666,530	21,927	644,603
Investor Growth & Income Fund	2,564,541	691,375	39,328	652,047
At June 30, 2014, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Multi-Cap Market Neutral Fund	89%
JPMorgan Large Cap Value Fund	84
JPMorgan Global Natural Resources Fund	75
JPMorgan Commodities Strategy Fund	74
JPMorgan Systematic Alpha Fund	73
JPMorgan Dynamic Growth Fund	69
JPMorgan International Research Enhanced Equity Fund	66
JPMorgan Latin America Fund	62
JPMorgan U.S. Dynamic Plus Fund	62
JPMorgan Intrepid Growth Fund	60
JPMorgan Limited Duration Bond Fund	46
JPMorgan Research Market Neutral Fund	42
JPMorgan Emerging Markets Local Currency Debt Fund	40
JPMorgan Intrepid Mid Cap Fund	39
JPMorgan Market Expansion Enhanced Index Fund	38
JPMorgan Intrepid America Fund JPMorgan Core Plus Bond Fund	37 35
JPMorgan Inflation Managed Bond Fund	24
JPMorgan Emerging Economies Fund JPMorgan Intrepid European Fund	16 15
JPMorgan Floating Rate Income Fund	13
JPMorgan U.S. Equity Fund	11
JPMorgan International Equity Fund	11

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ net assets .

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014 and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,016.50	$1.73	0.34%
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class B
Actual	1,000.00	1,014.70	3.55	0.69
Hypothetical	1,000.00	1,021.68	3.57	0.69
Class C
Actual	1,000.00	1,014.80	3.76	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,017.80	0.41	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,010.90	1.67	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class B
Actual	1,000.00	1,009.20	3.49	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class C
Actual	1,000.00	1,009.10	3.70	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Select Class
Actual	1,000.00	1,012.70	0.41	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,031.70	$1.95	0.38%
Hypothetical	1,000.00	1,023.29	1.94	0.38
Class B
Actual	1,000.00	1,029.30	4.14	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class C
Actual	1,000.00	1,029.30	4.19	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	1,033.00	0.61	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,019.40	1.78	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class B
Actual	1,000.00	1,017.50	3.71	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class C
Actual	1,000.00	1,017.80	3.92	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Select Class
Actual	1,000.00	1,020.90	0.51	0.09
Hypothetical	1,000.00	1,024.70	0.51	0.09

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	41

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2014, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
Investor Balanced Fund	$6,112	$690
Investor Conservative Growth Fund	3,881	430
Investor Growth Fund	4,303	449
Investor Growth & Income Fund	5,213	549

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds,

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include fee breakpoints, which are tied to the overall level of each Fund’s assets advised by the Adviser, and that each Fund benefits from those breakpoints. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance was in the third, third and fourth quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and in the third quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Investor Conservative Growth Fund’s performance was in the second, third and fourth quintiles for Class A shares and in the second, third and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Investor Growth Fund’s performance was in the fifth, fourth and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Investor Growth & Income Fund’s performance was in the third, second and third quintiles for Class A shares for the one-, three-, and five-year periods ended

December 31, 2013, respectively, and in the second quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the fifth and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth Fund’s net advisory fee for both Class A and Select Class shares was in the

DECEMBER 31, 2014	J.P. MORGAN INVESTOR FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, and that the actual total expenses for Class A and Select Class shares were in the fifth and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

46	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-INV-1214

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2014 (Unaudited)

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	1

CEO’S LETTER

(continued)

emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The S&P 500 Index broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time. U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe haven bonds.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, the S&P 500 Index returned 6.12%, while the Russell 1000 Index returned 5.57%, the Russell 1000 Growth Index 6.34% and the Russell 1000 Value Index returned 4.78%. Mid cap stocks as measured by the Russell Midcap Index returned 4.18%, outperforming the Russell 2000 Index, which returned 1.65%.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, each of the Funds was managed and positioned in accordance with this investment philosophy and process.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.94%
Russell 3000 Index	5.25%

Net Assets as of 12/31/2014 (In Thousands)	$22,586

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the information technology and industrials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary and consumer staples sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Yahoo Inc., Northrop Grumman Corp. and Southwest Airlines Co. Shares of Yahoo, an Internet content provider, rose after the successful initial public offering of Alibaba Group Holding Ltd., in which Yahoo holds a 15% stake. Shares of Northrop Grumman, an aerospace and electronics company, rose on an increase in the company’s military contracts. Shares of Southwest Airlines rose on overall improvement in travel demand and discipline in capacity and utilization.

Leading individual detractors from relative performance included the Fund’s overweight positions in TripAdvisor Inc., Viacom Inc. and Wynn Resorts Ltd. Shares of TripAdvisor, an online travel company, weakened amid weak earnings and a data security breach at one of its subsidiaries. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue. Shares of Wynn Resorts, an owner/operator of destination casino resorts, fell on expected weakness in the gaming industry in Macau, where Wynn has significant business.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.9%
2.	Microsoft Corp.	3.8
3.	Wells Fargo & Co.	2.2
4.	Time Warner, Inc.	2.1
5.	Chevron Corp.	2.0
6.	Northrop Grumman Corp.	1.9
7.	Hewlett-Packard Co.	1.9
8.	Home Depot, Inc. (The)	1.8
9.	Cisco Systems, Inc.	1.7
10.	Exxon Mobil Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.6%
Health Care	16.7
Financials	14.9
Consumer Discretionary	13.4
Consumer Staples	9.0
Industrials	8.6
Energy	6.8
Telecommunication Services	2.1
Utilities	1.5
Materials	1.4
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		5.77%	13.03%	15.86%	7.03%
With Sales Charge**		0.22	7.08	14.62	6.45
CLASS C SHARES	February 19, 2005
Without CDSC		5.52	12.48	15.29	6.50
With CDSC***		4.52	11.48	15.29	6.50
SELECT CLASS SHARES	February 28, 2003	5.94	13.33	16.15	7.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.38%
S&P 500 Index(1)	6.12%
Russell 1000 Index	5.57%

Net Assets as of 12/31/2014 (In Thousands)	$3,466,605

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while security selection in the financials and utilities sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Grumman Corp., United Therapeutics Corp. and Kroger Co. Shares of Northrop Grumman, an aerospace and electronics company, rose on an increase in the company’s military contracts. Shares of United Therapeutics, a biopharmaceuticals company not held in the Benchmark, strengthened on favorable court rulings related to its patent on the hypertension drug Remodulin. Shares of Kroger, a supermarket chain, rose on increased quarterly earnings and the company’s forecast for profit growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Patterson-UTI Energy Inc., Viacom Inc. and Herbalife Ltd. Patterson-UTI, an owner/operator of oil drilling rigs, fell amid a decline in the global price of oil. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue. Shares of Herbalife, a distributor of nutritional supplements through a network of independent sellers, fell on the company’s forecast for lower revenue and earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.5%
2.	Wells Fargo & Co.	3.3
3.	Microsoft Corp.	3.2
4.	Pfizer, Inc.	2.6
5.	Hewlett-Packard Co.	2.5
6.	Time Warner, Inc.	2.3
7.	Oracle Corp.	2.2
8.	Archer-Daniels-Midland Co.	2.1
9.	Anthem, Inc.	2.1
10.	Northrop Grumman Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.4%
Financials	14.4
Health Care	14.3
Consumer Discretionary	11.8
Industrials	10.7
Consumer Staples	9.1
Energy	7.8
Utilities	3.1
Materials	3.0
Telecommunication Services	2.4
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
(1)	On November 1, 2014, the JPMorgan Intrepid America Fund adopted the Standard & Poor‘s 500 Index as its primary Benchmark, replacing the Russell 1000 Index, because the portfolio managers believe the S&P 500 Index is a more representative benchmark for large cap funds.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		7.25%	15.86%	15.53%	7.77%
With Sales Charge**		1.61	9.78	14.29	7.19
CLASS C SHARES	February 19, 2005
Without CDSC		6.98	15.27	14.95	7.24
With CDSC***		5.98	14.27	14.95	7.24
CLASS R2 SHARES	November 3, 2008	7.11	15.55	15.24	7.61
CLASS R5 SHARES	May 15, 2006	7.49	16.38	16.05	8.23
SELECT CLASS SHARES	February 28, 2003	7.38	16.15	15.82	8.03

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Russell 1000 Index and the Lipper Large-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

On November 1, 2014, the JPMorgan Intrepid America Fund adopted the Standard & Poor’s 500 Index as its primary Benchmark, replacing the Russell 1000 Index, because the portfolio managers believe the S&P 500 Index is a more representative benchmark for large cap funds.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.11%
Russell 1000 Growth Index	6.34%

Net Assets as of 12/31/2014 (In Thousands)	$917,259

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the information technology and industrials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the materials and utilities sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Yahoo Inc., Delta Air Lines Inc. and Southwest Airlines Co. Shares of Yahoo, a provider of Internet content, rose following the initial public offering of Alibaba Group Holding Ltd., in which Yahoo holds a 15% stake. Shares of both Delta Air Lines and Southwest Airlines rose on overall improvement in the airline sector.

Leading individual detractors from relative performance included the Fund’s overweight positions in Viacom Inc., Herbalife Ltd. and Patterson-UTI Energy Co. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue. Shares of Herbalife, a distributor of nutritional supplements through a network of independent sellers, fell on the company’s forecast for lower revenue and earnings. Shares of Patterson-UTI, an owner/operator of oil drilling rigs, fell amid a 50% drop in the global price of oil.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.1%
2.	Microsoft Corp.	4.2
3.	Oracle Corp.	3.3
4.	Gilead Sciences, Inc.	3.0
5.	Amgen, Inc.	2.7
6.	Home Depot, Inc. (The)	2.6
7.	Visa, Inc., Class A	2.3
8.	Archer-Daniels-Midland Co.	2.0
9.	Time Warner, Inc.	2.0
10.	Anthem, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.7%
Consumer Discretionary	17.3
Health Care	14.1
Industrials	11.3
Consumer Staples	9.4
Energy	4.5
Financials	4.4
Materials	3.9
Telecommunication Services	2.3
Utilities	0.5
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		8.99%	16.14%	16.03%	8.38%
With Sales Charge**		3.28	10.03	14.79	7.79
CLASS C SHARES	February 19, 2005
Without CDSC		8.71	15.55	15.45	7.84
With CDSC***		7.71	14.55	15.45	7.84
CLASS R2 SHARES	November 3, 2008	8.84	15.82	15.74	8.21
CLASS R5 SHARES	May 15, 2006	9.24	16.66	16.55	8.82
SELECT CLASS SHARES	February 28, 2003	9.11	16.39	16.32	8.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.56%
Russell Midcap Index	4.18%

Net Assets as of 12/31/2014 (In Thousands)	$757,966

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the energy and industrial cyclical sectors was the leading contributor to performance relative to the Benchmark, while security selection in the retail and telecommunications sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Southwest Airlines Co., Huntington Ingalls Industries Inc. and Booz Allen Hamilton Holding Corp. Shares of Southwest Airlines rose on overall improvement in travel demand and discipline in capacity and utilization. Shares of Huntington Ingalls, a shipbuilder, climbed higher on expectations of increased military contracts. Shares of Booz Allen, a management and technology consulting company, rose after the company raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in ManpowerGroup Inc., First Solar Inc. and Rovi Corp. Shares of ManpowerGroup, a provider of employment and personnel services, fell after the company forecast earnings below analysts’ estimates. Shares of First Solar, a maker of photovoltaic solar cells, weakened after the company posted a decline in quarterly earnings and revenue. Shares of Rovi, maker of digital entertainment technology, declined on weakness in earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bunge Ltd.	2.0%
2.	H&R Block, Inc.	2.0
3.	Southwest Airlines Co.	1.9
4.	Huntington Ingalls Industries, Inc.	1.9
5.	Western Digital Corp.	1.8
6.	Lear Corp.	1.7
7.	CareFusion Corp.	1.6
8.	Rite Aid Corp.	1.6
9.	Foot Locker, Inc.	1.6
10.	Best Buy Co., Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.7%
Financials	17.4
Consumer Discretionary	14.0
Industrials	11.6
Health Care	11.0
Consumer Staples	8.3
Utilities	5.7
Materials	5.1
Energy	4.6
Telecommunication Services	1.1
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		6.41%	15.36%	16.96%	9.39%
With Sales Charge**		0.81	9.32	15.70	8.81
CLASS B SHARES	September 23, 1996
Without CDSC		6.04	14.61	16.21	8.84
With CDSC***		1.04	9.61	15.99	8.84
CLASS C SHARES	March 22, 1999
Without CDSC		6.07	14.60	16.21	8.72
With CDSC****		5.07	13.60	16.21	8.72
SELECT CLASS SHARES	June 1, 1991	6.56	15.62	17.24	9.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.43%
Russell 1000 Value Index	4.78%

Net Assets as of 12/31/2014 (In Thousands)	$1,712,519

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while security selection in the materials and consumer discretionary sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Grumman Corp., United Therapeutics Inc. and Southwest Airlines Co. Shares of Northrop Grumman, an aerospace and electronics company, rose on an increase in the company’s military contracts. Shares of United Therapeutics, a biopharmaceuticals company, strengthened on favorable court rulings related to its patent on the hypertension drug Remodulin. Shares of Southwest Airlines rose on overall improvement in travel demand and discipline in capacity and utilization.

Leading individual detractors from relative performance included the Fund’s overweight positions in Herbalife Ltd. and Viacom Inc. and its position in Exxon Mobil Corp. Shares of Herbalife, a distributor of nutritional supplements through a network of independent sellers, fell on the company’s forecast for lower revenue and earnings. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue. Shares of Exxon Mobil, an integrated petrochemical company, weakened along with other oil producers amid a 50% decline in global oil prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.1%
2.	Pfizer, Inc.	3.4
3.	Hewlett-Packard Co.	2.7
4.	Citigroup, Inc.	2.4
5.	Chevron Corp.	2.4
6.	Anthem, Inc.	2.3
7.	Archer-Daniels-Midland Co.	2.2
8.	Northrop Grumman Corp.	2.2
9.	National Oilwell Varco, Inc.	2.1
10.	Discover Financial Services	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.8%
Health Care	13.8
Energy	11.1
Industrials	10.4
Information Technology	10.1
Consumer Discretionary	7.0
Consumer Staples	6.7
Utilities	6.3
Materials	2.5
Telecommunication Services	1.9
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		5.33%	13.75%	15.28%	7.93%
With Sales Charge**		(0.21)	7.77	14.04	7.35
CLASS C SHARES	February 19, 2005
Without CDSC		5.06	13.16	14.70	7.39
With CDSC***		4.06	12.16	14.70	7.39
CLASS R2 SHARES	November 3, 2008	5.18	13.47	14.99	7.76
CLASS R5 SHARES	May 15, 2006	5.53	14.17	15.71	8.33
CLASS R6 SHARES	November 30, 2010	5.55	14.22	15.75	8.35
SELECT CLASS SHARES	February 28, 2003	5.43	13.93	15.47	8.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000

Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
		Consumer Discretionary — 13.3%
		Auto Components — 1.2%
4		Delphi Automotive plc, (United Kingdom)	269

		Hotels, Restaurants & Leisure — 1.1%
6		Hilton Worldwide Holdings, Inc. (a)	162
1		Wynn Resorts Ltd.	93

			255

		Household Durables — 0.6%
2		Garmin Ltd., (Switzerland)	129

		Internet & Catalog Retail — 1.6%
—	(h)	Priceline Group, Inc. (The) (a)	177
2		TripAdvisor, Inc. (a)	183

			360

		Media — 3.5%
1		Comcast Corp., Class A	81
4		Starz, Series A (a)	118
5		Time Warner, Inc.	468
2		Viacom, Inc., Class B	117

			784

		Multiline Retail — 0.7%
3		Kohl’s Corp.	169

		Specialty Retail — 4.0%
9		Best Buy Co., Inc.	340
4		Home Depot, Inc. (The)	399
2		Lowe’s Cos., Inc.	165

			904

		Textiles, Apparel & Luxury Goods — 0.6%
1		Hanesbrands, Inc.	137

		Total Consumer Discretionary	3,007

		Consumer Staples — 9.0%
		Beverages — 2.4%
5		Coca-Cola Co. (The)	207
2		Molson Coors Brewing Co., Class B	145
2		PepsiCo, Inc.	196

			548

		Food & Staples Retailing — 1.0%
3		Walgreens Boots Alliance, Inc.	217

		Food Products — 2.5%
2		Archer-Daniels-Midland Co. (m)	103
3		Ingredion, Inc.	225
5		Mondelez International, Inc., Class A	165
2		Tyson Foods, Inc., Class A	77

			570

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.2%
2	Energizer Holdings, Inc.	270

	Tobacco — 1.9%
3	Lorillard, Inc.	212
3	Philip Morris International, Inc.	204

		416

	Total Consumer Staples	2,021

	Energy — 6.8%
	Oil, Gas & Consumable Fuels — 6.8%
1	Anadarko Petroleum Corp.	83
4	Chevron Corp.	460
5	ConocoPhillips	335
1	Devon Energy Corp.	80
4	Exxon Mobil Corp.	381
1	Marathon Petroleum Corp.	83
2	Phillips 66	117

	Total Energy	1,539

	Financials — 14.9%
	Banks — 6.8%
17	Bank of America Corp.	297
6	Citigroup, Inc.	328
4	Fifth Third Bancorp	90
11	KeyCorp	146
4	SunTrust Banks, Inc.	178
9	Wells Fargo & Co.	499

		1,538

	Capital Markets — 1.1%
1	Ameriprise Financial, Inc.	73
5	Morgan Stanley	186

		259

	Consumer Finance — 2.2%
3	Capital One Financial Corp.	245
4	Discover Financial Services	259

		504

	Insurance — 3.1%
2	American International Group, Inc. (m)	125
5	CNO Financial Group, Inc.	89
5	Hartford Financial Services Group, Inc. (The)	225
3	Prudential Financial, Inc.	251

		690

	Real Estate Investment Trusts (REITs) — 1.2%
8	RLJ Lodging Trust (m)	264

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — 0.5%
3	CBRE Group, Inc., Class A (a)	102

	Total Financials	3,357

	Health Care — 16.6%
	Biotechnology — 3.3%
2	Amgen, Inc.	251
4	Gilead Sciences, Inc. (a)	374
1	Vertex Pharmaceuticals, Inc. (a)	116

		741

	Health Care Equipment & Supplies — 4.7%
1	Becton, Dickinson and Co.	111
15	Boston Scientific Corp. (a)	193
3	CareFusion Corp. (a)	191
2	Covidien plc, (Ireland)	179
2	Medtronic, Inc.	172
2	Stryker Corp.	224

		1,070

	Health Care Providers & Services — 5.2%
2	Anthem, Inc.	257
2	Cardinal Health, Inc.	194
3	Cigna Corp.	355
1	Humana, Inc.	104
1	McKesson Corp.	268

		1,178

	Life Sciences Tools & Services — 0.6%
2	Quintiles Transnational Holdings, Inc. (a)	130

	Pharmaceuticals — 2.8%
2	Bristol-Myers Squibb Co.	125
4	Merck & Co., Inc.	206
10	Pfizer, Inc.	302

		633

	Total Health Care	3,752

	Industrials — 8.6%
	Aerospace & Defense — 3.2%
2	General Dynamics Corp.	210
1	Honeywell International, Inc. (m)	77
3	Northrop Grumman Corp.	424

		711

	Airlines — 1.7%
2	Delta Air Lines, Inc.	110
5	Southwest Airlines Co.	204
1	United Continental Holdings, Inc. (a)	80

		394

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction & Engineering — 1.1%
6		AECOM Technology Corp. (a)	180
1		Fluor Corp.	64

			244

		Machinery — 2.6%
3		Allison Transmission Holdings, Inc.	95
1		Caterpillar, Inc.	87
3		Ingersoll-Rand plc	187
2		Parker-Hannifin Corp.	216

			585

		Total Industrials	1,934

		Information Technology — 22.4%
		Communications Equipment — 3.0%
14		Cisco Systems, Inc.	388
1		Harris Corp.	72
3		QUALCOMM, Inc.	229

			689

		Internet Software & Services — 3.2%
—	(h)	Google, Inc., Class A (a)	182
—	(h)	Google, Inc., Class C (a)	206
7		Yahoo!, Inc. (a)	332

			720

		IT Services — 0.6%
2		MasterCard, Inc., Class A	129

		Semiconductors & Semiconductor Equipment — 2.4%
5		Broadcom Corp., Class A	236
3		KLA-Tencor Corp.	183
2		Lam Research Corp.	133

			552

		Software — 5.8%
18		Microsoft Corp.	851
5		Oracle Corp.	242
5		Rovi Corp. (a)	118
4		Symantec Corp.	105

			1,316

		Technology Hardware, Storage & Peripherals — 7.4%
10		Apple, Inc. (m)	1,092
11		Hewlett-Packard Co.	421
2		SanDisk Corp.	147

			1,660

		Total Information Technology	5,066

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 1.3%
	Chemicals — 0.4%
2	Dow Chemical Co. (The)	104

	Containers & Packaging — 0.6%
3	Crown Holdings, Inc. (a)	132

	Metals & Mining — 0.3%
3	United States Steel Corp.	68

	Total Materials	304

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 2.1%
6	AT&T, Inc.	218
6	CenturyLink, Inc.	256

	Total Telecommunication Services	474

	Utilities — 1.5%
	Gas Utilities — 0.9%
5	UGI Corp.	196

	Independent Power & Renewable Electricity Producers — 0.6%
10	AES Corp.	132

	Total Utilities	328

	Total Common Stocks (Cost $16,576)	21,782

Short-Term Investment — 3.0%
	Investment Company — 3.0%
681	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $681)	681

	Total Investments — 99.5% (Cost $17,257)	22,463
	Other Assets in Excess of Liabilities — 0.5%	123

	NET ASSETS — 100.0%	$22,586

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 11.8%
	Auto Components — 0.7%
342	Delphi Automotive plc, (United Kingdom)	24,848

	Diversified Consumer Services — 1.7%
768	Apollo Education Group, Inc. (a)	26,210
21	Graham Holdings Co., Class B	18,311
415	H&R Block, Inc.	13,987

		58,508

	Hotels, Restaurants & Leisure — 0.5%
426	Restaurant Brands International, Inc., (Canada) (a)	16,639

	Household Durables — 0.8%
341	Jarden Corp. (a)	16,345
488	PulteGroup, Inc.	10,468

		26,813

	Media — 3.1%
172	Time Warner Cable, Inc.	26,109
941	Time Warner, Inc.	80,380

		106,489

	Multiline Retail — 2.0%
627	Big Lots, Inc.	25,081
208	Dillard’s, Inc., Class A	26,062
80	Kohl’s Corp.	4,902
227	Macy’s, Inc.	14,938

		70,983

	Specialty Retail — 2.5%
250	Foot Locker, Inc.	14,028
1,040	Lowe’s Cos., Inc.	71,545

		85,573

	Textiles, Apparel & Luxury Goods — 0.5%
160	Hanesbrands, Inc.	17,848

	Total Consumer Discretionary	407,701

	Consumer Staples — 9.1%
	Beverages — 0.3%
115	Molson Coors Brewing Co., Class B	8,600

	Food & Staples Retailing — 2.3%
159	CVS Health Corp.	15,323
997	Kroger Co. (The)	63,998

		79,321

	Food Products — 4.4%
1,415	Archer-Daniels-Midland Co.	73,575
280	Bunge Ltd.	25,455

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
283	Ingredion, Inc.	24,001
880	Pilgrim’s Pride Corp. (a)	28,852

		151,883

	Household Products — 0.9%
202	Energizer Holdings, Inc.	25,956
55	Spectrum Brands Holdings, Inc.	5,224

		31,180

	Personal Products — 0.5%
1,013	Avon Products, Inc.	9,511
247	Herbalife Ltd. (a)	9,301

		18,812

	Tobacco — 0.7%
409	Lorillard, Inc.	25,717

	Total Consumer Staples	315,513

	Energy — 7.8%
	Energy Equipment & Services — 3.5%
350	Baker Hughes, Inc.	19,641
567	Halliburton Co.	22,292
1,081	National Oilwell Varco, Inc.	70,812
107	Schlumberger Ltd.	9,131

		121,876

	Oil, Gas & Consumable Fuels — 4.3%
965	ConocoPhillips	66,671
252	Marathon Petroleum Corp.	22,736
181	Tesoro Corp.	13,472
917	Valero Energy Corp.	45,367

		148,246

	Total Energy	270,122

	Financials — 14.4%
	Banks — 5.6%
302	Citigroup, Inc.	16,341
1,061	Fifth Third Bancorp	21,618
385	KeyCorp	5,357
398	PNC Financial Services Group, Inc. (The)	36,346
2,097	Wells Fargo & Co.	114,982

		194,644

	Capital Markets — 0.9%
222	Ameriprise Financial, Inc.	29,412

	Consumer Finance — 1.9%
986	Discover Financial Services	64,540

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 3.6%
179	Allstate Corp. (The)	12,589
189	Aspen Insurance Holdings Ltd., (Bermuda)	8,268
646	CNO Financial Group, Inc.	11,131
153	Everest Re Group Ltd., (Bermuda)	26,056
260	Lincoln National Corp.	15,006
196	PartnerRe Ltd., (Bermuda)	22,358
63	Prudential Financial, Inc.	5,654
231	Travelers Cos., Inc. (The)	24,398

		125,460

	Real Estate Investment Trusts (REITs) — 2.3%
921	American Capital Agency Corp.	20,099
243	American Tower Corp.	23,971
408	Annaly Capital Management, Inc.	4,407
19	Hospitality Properties Trust	592
432	RLJ Lodging Trust	14,472
143	Vornado Realty Trust	16,797

		80,338

	Real Estate Management & Development — 0.1%
142	CBRE Group, Inc., Class A (a)	4,874

	Total Financials	499,268

	Health Care — 14.3%
	Biotechnology — 3.4%
448	Amgen, Inc.	71,362
236	Gilead Sciences, Inc. (a)	22,198
220	Vertex Pharmaceuticals, Inc. (a)	26,077

		119,637

	Health Care Equipment & Supplies — 2.4%
991	Medtronic, Inc.	71,558
114	Stryker Corp.	10,725

		82,283

	Health Care Providers & Services — 5.5%
271	Aetna, Inc.	24,064
573	Anthem, Inc.	71,946
525	Health Net, Inc. (a)	28,124
208	LifePoint Hospitals, Inc. (a)	14,950
241	McKesson Corp.	49,944

		189,028

	Pharmaceuticals — 3.0%
253	Merck & Co., Inc.	14,339
2,873	Pfizer, Inc.	89,502

		103,841

	Total Health Care	494,789

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 10.7%
	Aerospace & Defense — 4.3%
192	General Dynamics Corp.	26,464
158	Honeywell International, Inc.	15,747
99	Huntington Ingalls Industries, Inc.	11,134
488	Northrop Grumman Corp.	71,941
220	Raytheon Co.	23,776

		149,062

	Airlines — 2.5%
162	Alaska Air Group, Inc.	9,675
1,032	Delta Air Lines, Inc.	50,774
639	Southwest Airlines Co.	27,047

		87,496

	Commercial Services & Supplies — 0.7%
1,020	Pitney Bowes, Inc.	24,845

	Construction & Engineering — 0.4%
456	AECOM Technology Corp. (a)	13,846

	Machinery — 2.8%
161	Allison Transmission Holdings, Inc.	5,457
154	IDEX Corp.	11,964
651	Illinois Tool Works, Inc.	61,669
80	Parker-Hannifin Corp.	10,264
77	SPX Corp.	6,607

		95,961

	Total Industrials	371,210

	Information Technology — 20.4%
	Communications Equipment — 0.7%
1,909	Brocade Communications Systems, Inc.	22,603

	Internet Software & Services — 1.3%
420	VeriSign, Inc. (a)	23,923
436	Yahoo!, Inc. (a)	22,042

		45,965

	IT Services — 2.5%
257	Amdocs Ltd.	11,967
63	Computer Sciences Corp.	3,994
109	MasterCard, Inc., Class A	9,417
239	Visa, Inc., Class A	62,535

		87,913

	Semiconductors & Semiconductor Equipment — 2.0%
437	Broadcom Corp., Class A	18,940
329	KLA-Tencor Corp.	23,107
273	Lam Research Corp.	21,636
318	NVIDIA Corp.	6,368

		70,051

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 7.3%
1,139	Activision Blizzard, Inc.	22,957
32	Citrix Systems, Inc. (a)	2,048
404	Electronic Arts, Inc. (a)	18,971
165	Intuit, Inc.	15,174
2,381	Microsoft Corp.	110,611
1,687	Oracle Corp.	75,882
329	Rovi Corp. (a)	7,428

		253,071

	Technology Hardware, Storage & Peripherals — 6.6%
1,088	Apple, Inc.	120,038
2,146	Hewlett-Packard Co.	86,099
236	SanDisk Corp.	23,094

		229,231

	Total Information Technology	708,834

	Materials — 3.0%
	Chemicals — 1.9%
342	LyondellBasell Industries N.V., Class A	27,119
172	PPG Industries, Inc.	39,790

		66,909

	Containers & Packaging — 0.9%
694	Sealed Air Corp.	29,459

	Metals & Mining — 0.2%
259	United States Steel Corp.	6,926

	Total Materials	103,294

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
819	AT&T, Inc.	27,510
589	CenturyLink, Inc.	23,294

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
1,604	Frontier Communications Corp.	10,697
504	Verizon Communications, Inc.	23,568

	Total Telecommunication Services	85,069

	Utilities — 3.1%
	Electric Utilities — 0.8%
330	Entergy Corp.	28,886

	Gas Utilities — 0.8%
681	UGI Corp.	25,872

	Independent Power & Renewable Electricity Producers — 1.2%
608	AES Corp.	8,371
296	Calpine Corp. (a)	6,559
853	Dynegy, Inc. (a)	25,885

		40,815

	Multi-Utilities — 0.3%
260	Public Service Enterprise Group, Inc.	10,750

	Total Utilities	106,323

	Total Common Stocks (Cost $2,544,318)	3,362,123

Short-Term Investment — 3.0%
	Investment Company — 3.0%
104,962	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $104,962)	104,962

	Total Investments — 100.0% (Cost $2,649,280)	3,467,085
	Liabilities in Excess of Other Assets — 0.0% (c) (g)	(480)

	NET ASSETS — 100.0%	$3,466,605

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
962	E-mini S&P 500	03/20/15	$98,720	$1,491

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 17.3%
	Auto Components — 0.5%
68	Delphi Automotive plc, (United Kingdom)	4,909

	Diversified Consumer Services — 1.9%
215	Apollo Education Group, Inc. (a)	7,347
8	Graham Holdings Co., Class B	6,910
100	H&R Block, Inc.	3,351

		17,608

	Hotels, Restaurants & Leisure — 1.2%
5	Chipotle Mexican Grill, Inc. (a)	3,217
189	Restaurant Brands International, Inc., (Canada) (a)	7,398

		10,615

	Household Durables — 0.3%
9	Harman International Industries, Inc.	982
32	Tempur Sealy International, Inc. (a)	1,768

		2,750

	Internet & Catalog Retail — 0.3%
29	Expedia, Inc.	2,492

	Media — 4.4%
115	DIRECTV (a)	9,936
69	DISH Network Corp., Class A (a)	5,030
56	Starz, Series A (a)	1,657
14	Time Warner Cable, Inc.	2,053
210	Time Warner, Inc.	17,921
45	Viacom, Inc., Class B	3,356

		39,953

	Multiline Retail — 2.5%
171	Big Lots, Inc.	6,855
57	Dillard’s, Inc., Class A	7,085
28	Kohl’s Corp.	1,679
116	Macy’s, Inc.	7,653

		23,272

	Specialty Retail — 4.6%
120	Foot Locker, Inc.	6,747
227	Home Depot, Inc. (The)	23,860
171	Lowe’s Cos., Inc.	11,737

		42,344

	Textiles, Apparel & Luxury Goods — 1.6%
63	Deckers Outdoor Corp. (a)	5,772
67	Hanesbrands, Inc.	7,512
27	Skechers U.S.A., Inc., Class A (a)	1,486

		14,770

	Total Consumer Discretionary	158,713

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 9.3%
	Beverages — 1.5%
109	Coca-Cola Co. (The)	4,602
99	PepsiCo, Inc.	9,390

		13,992

	Food & Staples Retailing — 1.6%
232	Kroger Co. (The)	14,916

	Food Products — 4.1%
359	Archer-Daniels-Midland Co.	18,647
50	Bunge Ltd.	4,509
86	Ingredion, Inc.	7,271
226	Pilgrim’s Pride Corp. (a)	7,424

		37,851

	Household Products — 0.5%
35	Energizer Holdings, Inc.	4,461

	Personal Products — 0.4%
102	Herbalife Ltd. (a)	3,849

	Tobacco — 1.2%
169	Altria Group, Inc.	8,346
34	Lorillard, Inc.	2,159

		10,505

	Total Consumer Staples	85,574

	Energy — 4.5%
	Energy Equipment & Services — 2.8%
103	Baker Hughes, Inc.	5,758
52	Nabors Industries Ltd., (Bermuda)	674
271	National Oilwell Varco, Inc.	17,739
16	Schlumberger Ltd.	1,375

		25,546

	Oil, Gas & Consumable Fuels — 1.7%
39	ConocoPhillips	2,666
26	Marathon Petroleum Corp.	2,356
50	Tesoro Corp.	3,747
145	Valero Energy Corp.	7,162

		15,931

	Total Energy	41,477

	Financials — 4.4%
	Consumer Finance — 1.8%
247	Discover Financial Services	16,143

	Diversified Financial Services — 0.8%
73	Moody’s Corp.	6,985

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 0.2%
12	Assurant, Inc.	842
28	Validus Holdings Ltd., (Bermuda)	1,176

		2,018

	Real Estate Investment Trusts (REITs) — 1.6%
149	American Tower Corp.	14,758

	Total Financials	39,904

	Health Care — 14.1%
	Biotechnology — 7.0%
154	Amgen, Inc.	24,451
293	Gilead Sciences, Inc. (a)	27,628
2	Regeneron Pharmaceuticals, Inc. (a)	861
17	United Therapeutics Corp. (a)	2,137
76	Vertex Pharmaceuticals, Inc. (a)	9,052

		64,129

	Health Care Equipment & Supplies — 1.2%
24	C.R. Bard, Inc.	3,982
58	Edwards Lifesciences Corp. (a)	7,439

		11,421

	Health Care Providers & Services — 4.0%
141	Anthem, Inc.	17,745
47	Cardinal Health, Inc.	3,802
75	Express Scripts Holding Co. (a)	6,333
124	Health Net, Inc. (a)	6,649
9	McKesson Corp.	1,806

		36,335

	Pharmaceuticals — 1.9%
267	AbbVie, Inc.	17,473

	Total Health Care	129,358

	Industrials — 11.2%
	Aerospace & Defense — 3.8%
111	General Dynamics Corp.	15,234
65	Huntington Ingalls Industries, Inc.	7,265
34	Northrop Grumman Corp.	4,982
36	TransDigm Group, Inc.	7,069

		34,550

	Air Freight & Logistics — 0.3%
23	United Parcel Service, Inc., Class B	2,546

	Airlines — 3.4%
72	Alaska Air Group, Inc.	4,326
338	Delta Air Lines, Inc.	16,636
250	Southwest Airlines Co.	10,576

		31,538

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.7%
287	Pitney Bowes, Inc.	6,997

	Construction & Engineering — 0.2%
57	AECOM Technology Corp. (a)	1,728

	Industrial Conglomerates — 0.2%
24	Danaher Corp.	2,057

	Machinery — 2.1%
207	Allison Transmission Holdings, Inc.	7,024
13	Caterpillar, Inc.	1,217
45	IDEX Corp.	3,495
14	Illinois Tool Works, Inc.	1,335
40	Parker-Hannifin Corp.	5,145
11	SPX Corp.	938

		19,154

	Trading Companies & Distributors — 0.5%
152	HD Supply Holdings, Inc. (a)	4,480

	Total Industrials	103,050

	Information Technology — 28.6%
	Communications Equipment — 0.2%
18	QUALCOMM, Inc.	1,360

	Internet Software & Services — 4.0%
15	Facebook, Inc., Class A (a)	1,147
13	Google, Inc., Class A (a)	6,686
77	IAC/InterActiveCorp	4,669
122	VeriSign, Inc. (a)	6,943
334	Yahoo!, Inc. (a)	16,890

		36,335

	IT Services — 3.0%
74	Amdocs Ltd.	3,452
86	Booz Allen Hamilton Holding Corp.	2,276
12	Computer Sciences Corp.	763
80	Visa, Inc., Class A	21,028

		27,519

	Semiconductors & Semiconductor Equipment — 2.3%
179	Broadcom Corp., Class A	7,743
87	Lam Research Corp.	6,895
341	NVIDIA Corp.	6,835

		21,473

	Software — 10.6%
364	Activision Blizzard, Inc.	7,326
72	Citrix Systems, Inc. (a)	4,562
162	Electronic Arts, Inc. (a)	7,621
828	Microsoft Corp.	38,440

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
677	Oracle Corp.	30,458
75	PTC, Inc. (a)	2,760
74	VMware, Inc., Class A (a)	6,065

		97,232

	Technology Hardware, Storage & Peripherals — 8.5%
509	Apple, Inc.	56,233
390	Hewlett-Packard Co.	15,639
65	SanDisk Corp.	6,349

		78,221

	Total Information Technology	262,140

	Materials — 3.9%
	Chemicals — 1.7%
143	LyondellBasell Industries N.V., Class A	11,329
19	PPG Industries, Inc.	4,295

		15,624

	Containers & Packaging — 1.6%
132	Crown Holdings, Inc. (a)	6,714
194	Sealed Air Corp.	8,223

		14,937

	Metals & Mining — 0.6%
186	United States Steel Corp.	4,963

	Total Materials	35,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
268	AT&T, Inc.	9,012
165	CenturyLink, Inc.	6,532
115	Level 3 Communications, Inc. (a)	5,654

	Total Telecommunication Services	21,198

	Utilities — 0.5%
	Independent Power & Renewable Electricity Producers — 0.5%
142	Dynegy, Inc. (a)	4,304

	Total Common Stocks (Cost $650,885)	881,242

Short-Term Investment — 3.6%
	Investment Company — 3.6%
33,378	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $33,378)	33,378

	Total Investments — 99.7% (Cost $684,263)	914,620
	Other Assets in Excess of Liabilities — 0.3% (c)	2,639

	NET ASSETS — 100.0%	$917,259

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
323	E-mini S&P 500	03/20/15	$33,146	$448

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 14.0%
	Auto Components — 2.1%
101	Goodyear Tire & Rubber Co. (The)	2,897
135	Lear Corp.	13,202

		16,099

	Diversified Consumer Services — 2.7%
6	Graham Holdings Co., Class B	5,096
452	H&R Block, Inc.	15,233

		20,329

	Hotels, Restaurants & Leisure — 1.6%
312	Aramark	9,716
22	Brinker International, Inc.	1,285
1	Chipotle Mexican Grill, Inc. (a)	342
9	Domino’s Pizza, Inc.	810

		12,153

	Household Durables — 0.4%
69	Jarden Corp. (a)	3,294

	Internet & Catalog Retail — 1.1%
277	Groupon, Inc. (a)	2,291
36	Liberty TripAdvisor Holdings, Inc., Class A (a)	966
124	Liberty Ventures, Series A (a)	4,689

		7,946

	Media — 0.2%
88	Cablevision Systems Corp., Class A	1,812

	Multiline Retail — 1.2%
142	Macy’s, Inc.	9,343

	Specialty Retail — 4.3%
21	Advance Auto Parts, Inc.	3,265
284	Best Buy Co., Inc.	11,063
46	CST Brands, Inc.	2,006
209	Foot Locker, Inc.	11,758
29	Gap, Inc. (The)	1,200
19	Murphy USA, Inc. (a)	1,329
20	PetSmart, Inc.	1,602

		32,223

	Textiles, Apparel & Luxury Goods — 0.4%
29	Hanesbrands, Inc.	3,215

	Total Consumer Discretionary	106,414

	Consumer Staples — 8.3%
	Food & Staples Retailing — 3.2%
137	Kroger Co. (The)	8,765
1,565	Rite Aid Corp. (a)	11,770
112	Safeway, Inc.	3,926

		24,461

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.7%
169	Bunge Ltd.	15,364
81	Ingredion, Inc.	6,872
137	Tyson Foods, Inc., Class A	5,484

		27,720

	Personal Products — 0.1%
27	Herbalife Ltd.	1,003

	Tobacco — 1.3%
150	Lorillard, Inc.	9,441

	Total Consumer Staples	62,625

	Energy — 4.6%
	Energy Equipment & Services — 0.8%
7	Baker Hughes, Inc.	415
40	Cameron International Corp. (a)	2,008
15	National Oilwell Varco, Inc.	984
45	Oil States International, Inc. (a)	2,203
31	Patterson-UTI Energy, Inc.	509

		6,119

	Oil, Gas & Consumable Fuels — 3.8%
38	Cabot Oil & Gas Corp.	1,137
31	Cimarex Energy Co.	3,291
18	Continental Resources, Inc. (a)	690
114	EQT Corp.	8,600
16	Marathon Petroleum Corp.	1,444
48	Murphy Oil Corp.	2,410
34	Newfield Exploration Co. (a)	911
7	Noble Energy, Inc.	337
27	Peabody Energy Corp.	206
37	Tesoro Corp.	2,736
30	Valero Energy Corp.	1,485
109	World Fuel Services Corp.	5,129

		28,376

	Total Energy	34,495

	Financials — 17.4%
	Banks — 2.7%
70	East West Bancorp, Inc.	2,725
135	Fifth Third Bancorp	2,749
85	Huntington Bancshares, Inc.	890
199	KeyCorp	2,772
72	PacWest Bancorp	3,268
29	Popular, Inc., (Puerto Rico) (a)	998
109	Regions Financial Corp.	1,152
12	Signature Bank (a)	1,461
40	SVB Financial Group (a)	4,631

		20,646

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — 0.9%
17	Affiliated Managers Group, Inc. (a)	3,523
59	Lazard Ltd., (Bermuda), Class A	2,967

		6,490

	Consumer Finance — 1.6%
167	Discover Financial Services	10,904
43	Synchrony Financial (a)	1,267

		12,171

	Insurance — 4.2%
61	Allied World Assurance Co. Holdings AG, (Switzerland)	2,309
62	American Financial Group, Inc.	3,783
19	Aon plc, (United Kingdom)	1,821
23	Arch Capital Group Ltd., (Bermuda) (a)	1,368
7	Aspen Insurance Holdings Ltd., (Bermuda)	302
30	Assurant, Inc.	2,063
102	Assured Guaranty Ltd., (Bermuda)	2,656
15	Axis Capital Holdings Ltd., (Bermuda)	756
18	Endurance Specialty Holdings Ltd., (Bermuda)	1,071
7	Everest Re Group Ltd., (Bermuda)	1,175
12	FNF Group	418
19	Hanover Insurance Group, Inc. (The)	1,341
41	Hartford Financial Services Group, Inc. (The)	1,689
28	Lincoln National Corp.	1,603
37	Principal Financial Group, Inc.	1,927
36	Protective Life Corp.	2,494
19	Torchmark Corp.	1,020
86	Unum Group	2,982
29	Validus Holdings Ltd., (Bermuda)	1,189

		31,967

	Real Estate Investment Trusts (REITs) — 7.8%
14	American Capital Agency Corp.	303
71	Annaly Capital Management, Inc.	762
68	Apartment Investment & Management Co., Class A	2,537
3	AvalonBay Communities, Inc.	425
8	Boston Properties, Inc.	1,004
66	Brandywine Realty Trust	1,051
12	Camden Property Trust	916
22	Chimera Investment Corp.	71
15	Corrections Corp. of America	549
18	Crown Castle International Corp.	1,377
44	DDR Corp.	813
38	Douglas Emmett, Inc.	1,082
252	Duke Realty Corp.	5,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
40	Equity Commonwealth	1,026
42	Equity LifeStyle Properties, Inc.	2,150
18	Equity Residential	1,272
17	Extra Space Storage, Inc.	991
37	Health Care REIT, Inc.	2,800
130	Hospitality Properties Trust	4,019
86	Host Hotels & Resorts, Inc.	2,054
13	Mid-America Apartment Communities, Inc.	971
56	NorthStar Realty Finance Corp.	983
34	Post Properties, Inc.	1,998
16	Regency Centers Corp.	995
97	Retail Properties of America, Inc., Class A	1,619
7	SL Green Realty Corp.	833
30	Taubman Centers, Inc.	2,300
33	Ventas, Inc.	2,343
41	Vornado Realty Trust	4,838
275	Weyerhaeuser Co.	9,884
31	WP Carey, Inc.	2,173

		59,229

	Real Estate Management & Development — 0.2%
7	Jones Lang LaSalle, Inc.	1,095

	Total Financials	131,598

	Health Care — 10.9%
	Biotechnology — 2.7%
39	Alnylam Pharmaceuticals, Inc. (a)	3,763
39	BioMarin Pharmaceutical, Inc. (a)	3,562
41	Incyte Corp. (a)	3,005
12	Intercept Pharmaceuticals, Inc. (a)	1,919
29	Medivation, Inc. (a)	2,869
44	Vertex Pharmaceuticals, Inc. (a)	5,274

		20,392

	Health Care Equipment & Supplies — 3.1%
44	Boston Scientific Corp. (a)	579
206	CareFusion Corp. (a)	12,200
6	Cooper Cos., Inc. (The)	1,038
184	Hologic, Inc. (a)	4,912
47	Zimmer Holdings, Inc.	5,285

		24,014

	Health Care Providers & Services — 4.0%
61	Cardinal Health, Inc.	4,917
94	Catamaran Corp. (a)	4,880
47	Community Health Systems, Inc. (a)	2,523
117	HCA Holdings, Inc. (a)	8,565

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
6	Health Net, Inc. (a)	332
64	Humana, Inc.	9,235

		30,452

	Health Care Technology — 0.2%
54	Veeva Systems, Inc., Class A (a)	1,429

	Pharmaceuticals — 0.9%
51	Endo International plc, (Ireland) (a)	3,678
18	Perrigo Co. plc, (Ireland)	3,009

		6,687

	Total Health Care	82,974

	Industrials — 11.6%
	Aerospace & Defense — 3.2%
15	Alliant Techsystems, Inc.	1,790
126	Huntington Ingalls Industries, Inc.	14,116
38	L-3 Communications Holdings, Inc.	4,821
3	Northrop Grumman Corp.	442
71	Spirit Aerosystems Holdings, Inc., Class A (a)	3,069

		24,238

	Airlines — 2.7%
32	Alaska Air Group, Inc.	1,883
96	Delta Air Lines, Inc.	4,717
337	Southwest Airlines Co.	14,266

		20,866

	Commercial Services & Supplies — 0.7%
84	KAR Auction Services, Inc.	2,907
69	Pitney Bowes, Inc.	1,672
39	R.R. Donnelley & Sons Co.	647

		5,226

	Construction & Engineering — 1.8%
300	AECOM Technology Corp. (a)	9,099
28	Fluor Corp.	1,704
72	Jacobs Engineering Group, Inc. (a)	3,235

		14,038

	Electrical Equipment — 0.2%
27	Babcock & Wilcox Co. (The)	812
7	Regal-Beloit Corp.	504

		1,316

	Machinery — 2.6%
75	Crane Co.	4,397
71	Ingersoll-Rand plc	4,520
56	Oshkosh Corp.	2,739

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
60	Parker-Hannifin Corp.	7,756

		19,412

	Marine — 0.0% (g)
4	Kirby Corp. (a)	282

	Professional Services — 0.1%
9	Manpowergroup, Inc.	627

	Road & Rail — 0.2%
16	Landstar System, Inc.	1,160

	Trading Companies & Distributors — 0.1%
57	MRC Global, Inc. (a)	868
4	NOW, Inc. (a)	99
1	Veritiv Corp. (a)	68

		1,035

	Total Industrials	88,200

	Information Technology — 17.7%
	Communications Equipment — 0.7%
56	ARRIS Group, Inc. (a)	1,676
23	Harris Corp.	1,627
90	Juniper Networks, Inc.	2,004

		5,307

	Electronic Equipment, Instruments & Components — 0.5%
53	Avnet, Inc.	2,284
22	Tech Data Corp. (a)	1,410

		3,694

	Internet Software & Services — 2.0%
7	Equinix, Inc.	1,497
61	LendingClub Corp. (a)	1,543
32	LinkedIn Corp., Class A (a)	7,442
124	Twitter, Inc. (a)	4,459

		14,941

	IT Services — 5.7%
27	Alliance Data Systems Corp. (a)	7,766
412	Booz Allen Hamilton Holding Corp.	10,933
43	Fidelity National Information Services, Inc.	2,687
46	Global Payments, Inc.	3,689
240	Vantiv, Inc., Class A (a)	8,151
696	Xerox Corp.	9,651

		42,877

	Semiconductors & Semiconductor Equipment — 3.9%
266	Advanced Micro Devices, Inc. (a)	710
71	Applied Materials, Inc.	1,757

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
57	First Solar, Inc. (a)	2,528
45	KLA-Tencor Corp.	3,129
39	Lam Research Corp.	3,094
317	Marvell Technology Group Ltd., (Bermuda)	4,594
262	Micron Technology, Inc. (a)	9,173
254	ON Semiconductor Corp. (a)	2,571
31	Skyworks Solutions, Inc.	2,276

		29,832

	Software — 3.2%
166	Activision Blizzard, Inc.	3,339
38	Citrix Systems, Inc. (a)	2,437
99	Electronic Arts, Inc. (a)	4,650
46	Mobileye N.V., (Israel) (a)	1,866
348	Rovi Corp. (a)	7,868
46	Synopsys, Inc. (a)	2,000
700	Zynga, Inc., Class A (a)	1,862

		24,022

	Technology Hardware, Storage & Peripherals — 1.7%
120	Western Digital Corp.	13,284

	Total Information Technology	133,957

	Materials — 5.1%
	Chemicals — 2.2%
29	Ashland, Inc.	3,461
44	Cabot Corp.	1,943
11	Huntsman Corp.	255
37	PPG Industries, Inc.	8,472
30	Valspar Corp. (The)	2,629

		16,760

	Containers & Packaging — 1.0%
10	Avery Dennison Corp.	535
27	Crown Holdings, Inc. (a)	1,364
7	Greif, Inc., Class A	307
53	Rock-Tenn Co., Class A	3,256
43	Sealed Air Corp.	1,833

		7,295

	Metals & Mining — 1.1%
61	Alcoa, Inc.	961
4	Compass Minerals International, Inc.	339
8	Nucor Corp.	368
52	Reliance Steel & Aluminum Co.	3,198
43	Steel Dynamics, Inc.	849
106	United States Steel Corp.	2,832

		8,547

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.8%
42	Domtar Corp., (Canada)	1,673
81	International Paper Co.	4,324

		5,997

	Total Materials	38,599

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.8%
755	Frontier Communications Corp.	5,037
175	Windstream Holdings, Inc.	1,445

		6,482

	Wireless Telecommunication Services — 0.3%
20	SBA Communications Corp., Class A (a)	2,215

	Total Telecommunication Services	8,697

	Utilities — 5.7%
	Electric Utilities — 0.2%
7	Entergy Corp.	638
7	Pinnacle West Capital Corp.	458

		1,096

	Gas Utilities — 1.0%
203	UGI Corp.	7,716

	Independent Power & Renewable Electricity Producers — 0.6%
324	AES Corp.	4,460

	Multi-Utilities — 3.9%
32	Alliant Energy Corp.	2,135
46	Ameren Corp.	2,104
139	CenterPoint Energy, Inc.	3,257
97	CMS Energy Corp.	3,353
30	Consolidated Edison, Inc.	1,967
52	DTE Energy Co.	4,448
78	Public Service Enterprise Group, Inc.	3,213
39	SCANA Corp.	2,368
48	Sempra Energy	5,301
85	TECO Energy, Inc.	1,751

		29,897

	Total Utilities	43,169

	Total Common Stocks (Cost $533,242)	730,728

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.5%
	Investment Company — 3.5%
26,716	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $26,716)	26,716

	Total Investments — 99.9% (Cost $559,958)	757,444
	Other Assets in Excess of Liabilities — 0.1% (c)	522

	NET ASSETS — 100.0%	$757,966

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
156	S&P Mid Cap 400	03/20/15	$22,598	$468

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 7.0%
	Automobiles — 1.0%
1,073	Ford Motor Co.	16,635

	Diversified Consumer Services — 0.9%
86	Apollo Education Group, Inc. (a)	2,944
281	DeVry Education Group, Inc.	13,315

		16,259

	Household Durables — 0.7%
78	Jarden Corp. (a)	3,724
349	PulteGroup, Inc.	7,498

		11,222

	Internet & Catalog Retail — 0.2%
37	Expedia, Inc.	3,184

	Media — 2.5%
100	Gannett Co., Inc.	3,198
80	Time Warner Cable, Inc.	12,226
332	Time Warner, Inc.	28,325

		43,749

	Multiline Retail — 1.7%
114	Dillard’s, Inc., Class A	14,320
215	Macy’s, Inc.	14,110

		28,430

	Total Consumer Discretionary	119,479

	Consumer Staples — 6.7%
	Food & Staples Retailing — 2.5%
105	CVS Caremark Corp.	10,083
506	Kroger Co. (The)	32,497

		42,580

	Food Products — 2.7%
719	Archer-Daniels-Midland Co.	37,362
276	Pilgrim’s Pride Corp. (a)	9,044

		46,406

	Household Products — 1.1%
112	Energizer Holdings, Inc.	14,373
44	Kimberly-Clark Corp.	5,130

		19,503

	Personal Products — 0.4%
182	Herbalife Ltd.	6,861

	Total Consumer Staples	115,350

	Energy — 11.1%
	Energy Equipment & Services — 2.7%
70	Baker Hughes, Inc.	3,942
118	Halliburton Co.	4,645

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
559	National Oilwell Varco, Inc.	36,657
28	Oil States International, Inc. (a)	1,379

		46,623

	Oil, Gas & Consumable Fuels — 8.4%
359	Chevron Corp.	40,256
496	ConocoPhillips	34,233
196	Exxon Mobil Corp.	18,074
270	Marathon Oil Corp.	7,633
152	Marathon Petroleum Corp.	13,747
582	Valero Energy Corp.	28,789

		142,732

	Total Energy	189,355

	Financials — 27.9%
	Banks — 10.9%
1,951	Bank of America Corp.	34,900
769	Citigroup, Inc.	41,599
32	Comerica, Inc.	1,504
602	Fifth Third Bancorp	12,272
804	KeyCorp	11,181
175	PNC Financial Services Group, Inc. (The)	15,972
1,284	Wells Fargo & Co.	70,403

		187,831

	Capital Markets — 2.5%
108	Ameriprise Financial, Inc.	14,296
90	Goldman Sachs Group, Inc. (The)	17,493
109	Legg Mason, Inc.	5,823
129	Morgan Stanley	4,986

		42,598

	Consumer Finance — 2.1%
543	Discover Financial Services	35,587

	Insurance — 8.1%
428	Allstate Corp. (The)	30,095
55	Aspen Insurance Holdings Ltd., (Bermuda)	2,425
99	Assurant, Inc.	6,795
250	Axis Capital Holdings Ltd., (Bermuda)	12,757
80	Everest Re Group Ltd., (Bermuda)	13,658
384	Hartford Financial Services Group, Inc. (The)	16,009
134	Lincoln National Corp.	7,734
58	PartnerRe Ltd., (Bermuda)	6,620
277	Prudential Financial, Inc.	25,075
30	Travelers Cos., Inc. (The)	3,218
332	Validus Holdings Ltd., (Bermuda)	13,794

		138,180

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 4.0%
579	American Capital Agency Corp.	12,646
300	Annaly Capital Management, Inc.	3,240
679	Brandywine Realty Trust	10,857
199	Hospitality Properties Trust	6,169
672	NorthStar Realty Finance Corp.	11,807
258	Piedmont Office Realty Trust, Inc., Class A	4,861
436	RLJ Lodging Trust	14,622
35	Vornado Realty Trust	4,167

		68,369

	Real Estate Management & Development — 0.3%
141	CBRE Group, Inc., Class A (a)	4,843

	Total Financials	477,408

	Health Care — 13.8%
	Biotechnology — 2.0%
232	Gilead Sciences, Inc. (a)	21,830
98	United Therapeutics Corp. (a)	12,716

		34,546

	Health Care Equipment & Supplies — 1.2%
355	Alere, Inc. (a)	13,490
52	Edwards Lifesciences Corp. (a)	6,560

		20,050

	Health Care Providers & Services — 7.1%
278	Aetna, Inc.	24,677
306	Anthem, Inc.	38,505
68	Cardinal Health, Inc.	5,466
305	Express Scripts Holding Co. (a)	25,833
257	Health Net, Inc. (a)	13,757
195	LifePoint Hospitals, Inc. (a)	14,051

		122,289

	Pharmaceuticals — 3.5%
1,894	Pfizer, Inc.	58,999

	Total Health Care	235,884

	Industrials — 10.4%
	Aerospace & Defense — 4.2%
248	General Dynamics Corp.	34,116
252	Northrop Grumman Corp.	37,069

		71,185

	Airlines — 2.0%
91	Alaska Air Group, Inc.	5,432
298	Delta Air Lines, Inc.	14,673
317	Southwest Airlines Co.	13,399

		33,504

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.7%
531	Pitney Bowes, Inc.	12,933

	Construction & Engineering — 0.6%
356	AECOM Technology Corp. (a)	10,824

	Machinery — 2.9%
41	IDEX Corp.	3,160
315	Illinois Tool Works, Inc.	29,849
51	Parker-Hannifin Corp.	6,538
125	SPX Corp.	10,749

		50,296

	Total Industrials	178,742

	Information Technology — 10.1%
	Communications Equipment — 0.8%
1,172	Brocade Communications Systems, Inc.	13,882

	Electronic Equipment, Instruments & Components — 0.1%
118	Vishay Intertechnology, Inc.	1,672

	Semiconductors & Semiconductor Equipment — 1.3%
137	Intel Corp.	4,982
25	KLA-Tencor Corp.	1,723
127	Lam Research Corp.	10,076
152	Micron Technology, Inc. (a)	5,311

		22,092

	Software — 3.1%
393	Activision Blizzard, Inc.	7,913
129	CA, Inc.	3,916
623	Oracle Corp.	28,025
606	Rovi Corp. (a)	13,683

		53,537

	Technology Hardware, Storage & Peripherals — 4.8%
83	Apple, Inc.	9,106
1,142	Hewlett-Packard Co.	45,841
150	SanDisk Corp.	14,687
111	Western Digital Corp.	12,288

		81,922

	Total Information Technology	173,105

	Materials — 2.5%
	Chemicals — 1.7%
370	LyondellBasell Industries N.V., Class A	29,366

	Metals & Mining — 0.6%
400	United States Steel Corp.	10,696

	Paper & Forest Products — 0.2%
84	Domtar Corp., (Canada)	3,363

	Total Materials	43,425

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
612	AT&T, Inc.	20,557
146	CenturyLink, Inc.	5,764
960	Frontier Communications Corp.	6,402

	Total Telecommunication Services	32,723

	Utilities — 6.3%
	Electric Utilities — 3.4%
460	American Electric Power Co., Inc.	27,949
158	Entergy Corp.	13,848
151	NextEra Energy, Inc.	16,082

		57,879

	Gas Utilities — 0.8%
369	UGI Corp.	14,032

	Independent Power & Renewable Electricity Producers — 1.7%
875	AES Corp.	12,045
278	Calpine Corp. (a)	6,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — continued
386	Dynegy, Inc. (a)	11,718

		29,911

	Multi-Utilities — 0.4%
163	Public Service Enterprise Group, Inc.	6,766

	Total Utilities	108,588

	Total Common Stocks (Cost $1,288,766)	1,674,059

Short-Term Investment — 2.4%
	Investment Company — 2.4%
40,784	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $40,784)	40,784

	Total Investments — 100.1% (Cost $1,329,550)	1,714,843
	Liabilities in Excess of Other Assets — (0.1)% (c)	(2,324)

	NET ASSETS — 100.0%	$1,712,519

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
304	E-mini S&P 500	03/20/15	$31,196	$728

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than 1,000 shares.

(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$21,782		$3,362,123	$881,242
Investments in affiliates, at value	681		104,962	33,378

Total investment securities, at value	22,463		3,467,085	914,620
Foreign currency, at value	—		35	16
Deposits at broker for futures contracts	—		4,625	1,380
Receivables:
Investment securities sold	—		9,948	3,132
Fund shares sold	165		1,703	12,538
Dividends from non-affiliates	23		2,735	522
Dividends from affiliates	—	(a)	3	1

Total Assets	22,651		3,486,134	932,209

LIABILITIES:
Payables:
Due to custodian	—		16	16
Investment securities purchased	—		14,226	3,286
Fund shares redeemed	2		2,050	10,626
Variation margin on futures contracts	—		1,169	360
Accrued liabilities:
Investment advisory fees	3		1,180	299
Administration fees	—	(a)	239	6
Distribution fees	6		40	35
Shareholder servicing fees	4		431	159
Custodian and accounting fees	15		47	19
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5	1
Audit fees	15		7	17
Registration Fee	10		—	20
Transfer agent fees	6		59	74
Other	4		60	32

Total Liabilities	65		19,529	14,950

Net Assets	$22,586		$3,466,605	$917,259

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$20,346	$2,611,604	$883,004
Accumulated undistributed (distributions in excess of) net investment income	2	(146)	46
Accumulated net realized gains (losses)	(2,968)	35,851	(196,596)
Net unrealized appreciation (depreciation)	5,206	819,296	230,805

Total Net Assets	$22,586	$3,466,605	$917,259

Net Assets:
Class A	$11,750	$156,237	$71,214
Class C	6,495	11,344	34,109
Class R2	—	681	805
Class R5	—	1,702,951	148,722
Select Class	4,341	1,595,392	662,409

Total	$22,586	$3,466,605	$917,259

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	350	4,142	1,771
Class C	197	303	863
Class R2	—	18	20
Class R5	—	44,861	3,697
Select Class	129	41,901	16,390

Net Asset Value (a):
Class A — Redemption price per share	$33.55	$37.72	$40.19
Class C — Offering price per share (b)	32.92	37.48	39.57
Class R2 — Offering and redemption price per share	—	37.14	39.66
Class R5 — Offering and redemption price per share	—	37.96	40.23
Select Class — Offering and redemption price per share	33.72	38.08	40.42
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.41	$39.81	$42.42

Cost of investments in non-affiliates	$16,576	$2,544,318	$650,885
Cost of investments in affiliates	681	104,962	33,378
Cost of foreign currency	—	35	16

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$730,728	$1,674,059
Investments in affiliates, at value	26,716	40,784

Total investment securities, at value	757,444	1,714,843
Deposits at broker for futures contracts	1,060	1,890
Receivables:
Investment securities sold	528	2,724
Fund shares sold	4,790	7,696
Dividends from non-affiliates	857	1,525
Dividends from affiliates	2	1

Total Assets	764,681	1,728,679

LIABILITIES:
Payables:
Investment securities purchased	4,661	11,860
Fund shares redeemed	1,048	2,588
Variation margin on futures contracts	292	449
Accrued liabilities:
Investment advisory fees	352	479
Administration fees	24	73
Distribution fees	91	60
Shareholder servicing fees	121	168
Custodian and accounting fees	21	28
Trustees’ and Chief Compliance Officer’s fees	—	1
Transfer agent fees	65	359
Other	40	95

Total Liabilities	6,715	16,160

Net Assets	$757,966	$1,712,519

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$559,785	$1,325,715
Accumulated undistributed (distributions in excess of) net investment income	(227)	(135)
Accumulated net realized gains (losses)	454	918
Net unrealized appreciation (depreciation)	197,954	386,021

Total Net Assets	$757,966	$1,712,519

Net Assets:
Class A	$274,140	$148,364
Class B	4,705	—
Class C	57,743	45,363
Class R2	—	2,202
Class R5	—	84,277
Class R6	—	30,831
Select Class	421,378	1,401,482

Total	$757,966	$1,712,519

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,463	4,130
Class B	245	—
Class C	2,997	1,276
Class R2	—	61
Class R5	—	2,332
Class R6	—	853
Select Class	18,378	38,870

Net Asset Value (a):
Class A — Redemption price per share	$22.00	$35.92
Class B — Offering price per share (b)	19.26	—
Class C — Offering price per share (b)	19.26	35.55
Class R2 — Offering and redemption price per share	—	35.79
Class R5 — Offering and redemption price per share	—	36.14
Class R6 — Offering and redemption price per share	—	36.15
Select Class — Offering and redemption price per share	22.93	36.06
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.22	$37.91

Cost of investments in non-affiliates	$533,242	$1,288,766
Cost of investments in affiliates	26,716	40,784

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$219		$35,180		$5,650
Dividend income from affiliates	—	(a)	10		3

Total investment income	219		35,190		5,653

EXPENSES:
Investment advisory fees	63		6,517		2,099
Administration fees	8		1,339		346
Distribution fees:
Class A	13		157		57
Class C	18		36		93
Class R2	—		1		2
Shareholder servicing fees:
Class A	13		157		57
Class C	6		12		31
Class R2	—		—	(a)	1
Class R5	—		384		33
Select Class	5		1,966		796
Custodian and accounting fees	14		51		21
Professional fees	23		32		29
Trustees’ and Chief Compliance Officer’s fees	—	(a)	16		4
Printing and mailing costs	2		38		17
Registration and filing fees	20		46		44
Transfer agent fees	9		166		118
Other	7		45		17

Total expenses	201		10,963		3,765

Less fees waived	(83)		(126)		(320)
Less expense reimbursements	—		—		(2)

Net expenses	118		10,837		3,443

Net investment income (loss)	101		24,353		2,210

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	226		109,380		57,177
Futures	—		(707)		24
Foreign currency transactions	—		—	(a)	— (a)

Net realized gain (loss)	226		108,673		57,201

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	811		104,154		14,463
Futures	—		1,008		357

Change in net unrealized appreciation/depreciation	811		105,162		14,820

Net realized/unrealized gains (losses)	1,037		213,835		72,021

Change in net assets resulting from operations	$1,138		$238,188		$74,231

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$—
Dividend income from non-affiliates	5,575	16,462
Dividend income from affiliates	5	5

Total investment income	5,581	16,467

EXPENSES:
Investment advisory fees	2,102	3,170
Administration fees	267	654
Distribution fees:
Class A	266	160
Class B	19	—
Class C	196	149
Class R2	—	4
Shareholder servicing fees:
Class A	266	160
Class B	7	—
Class C	65	50
Class R2	—	2
Class R5	—	21
Select Class	471	1,633
Custodian and accounting fees	20	29
Professional fees	26	28
Trustees’ and Chief Compliance Officer’s fees	3	8
Printing and mailing costs	35	74
Registration and filing fees	26	67
Transfer agent fees	188	877
Other	7	122

Total expenses	3,964	7,208

Less fees waived	(548)	(1,136)
Less expense reimbursements	—	— (a)

Net expenses	3,416	6,072

Net investment income (loss)	2,165	10,395

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,538	80,896
Futures	257	2,650

Net realized gain (loss)	18,795	83,546

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	21,865	(10,001)
Futures	295	444

Change in net unrealized appreciation/depreciation	22,160	(9,557)

Net realized/unrealized gains (losses)	40,955	73,989

Change in net assets resulting from operations	$43,120	$84,384

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$101	$91	$24,353	$32,016
Net realized gain (loss)	226	1,207	108,673	336,209
Change in net unrealized appreciation/depreciation	811	1,936	105,162	251,755

Change in net assets resulting from operations	1,138	3,234	238,188	619,980

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(78)	(54)	(1,555)	(777)
From net realized gains	—	—	(7,056)	—
Class C
From net investment income	(37)	(7)	(59)	(22)
From net realized gains	—	—	(488)	—
Class R2
From net investment income	—	—	(7)	(1)
From net realized gains	—	—	(20)	—
Class R5
From net investment income	—	—	(22,291)	(11,848)
From net realized gains	—	—	(75,877)	—
Select Class
From net investment income	(33)	(17)	(17,845)	(13,878)
From net realized gains	—	—	(72,997)	—

Total distributions to shareholders	(148)	(78)	(198,195)	(26,526)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,983	882	442,979	192,385

NET ASSETS:
Change in net assets	5,973	4,038	482,972	785,839
Beginning of period	16,613	12,575	2,983,633	2,197,794

End of period	$22,586	$16,613	$3,466,605	$2,983,633

Accumulated undistributed (distributions in excess of) net investment income	$2	$49	$(146)	$17,258

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,210	$6,041	$2,165	$2,713
Net realized gain (loss)	57,201	104,085	18,795	110,696
Change in net unrealized appreciation/depreciation	14,820	72,151	22,160	34,506

Change in net assets resulting from operations	74,231	182,277	43,120	147,915

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(320)	(112)	(714)	(505)
From net realized gains	—	—	(33,270)	(788)
Class B
From net investment income	—	—	(5)	—
From net realized gains	—	—	(722)	(33)
Class C
From net investment income	(45)	(8)	(74)	—
From net realized gains	—	—	(8,490)	(205)
Class R2
From net investment income	(1)	(1)	—	—
Class R5
From net investment income	(995)	(1,052)	—	—
Select Class
From net investment income	(3,526)	(4,372)	(1,516)	(1,684)
From net realized gains	—	—	(53,175)	(1,755)

Total distributions to shareholders	(4,887)	(5,545)	(97,966)	(4,970)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	71,733	(94,414)	215,917	(61,813)

NET ASSETS:
Change in net assets	141,077	82,318	161,071	81,132
Beginning of period	776,182	693,864	596,895	515,763

End of period	$917,259	$776,182	$757,966	$596,895

Accumulated undistributed (distributions in excess of) net investment income	$46	$2,723	$(227)	$(83)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,395	$17,585
Net realized gain (loss)	83,546	115,586
Change in net unrealized appreciation/depreciation	(9,557)	172,882

Change in net assets resulting from operations	84,384	306,053

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(783)	(1,034)
From net realized gains	(10,740)	—
Class C
From net investment income	(163)	(214)
From net realized gains	(3,334)	—
Class R2
From net investment income	(10)	(9)
From net realized gains	(155)	—
Class R5
From net investment income	(597)	(1,055)
From net realized gains	(6,160)	—
Class R6
From net investment income	(209)	(234)
From net realized gains	(2,196)	—
Select Class
From net investment income	(8,627)	(14,448)
From net realized gains	(102,921)	—

Total distributions to shareholders	(135,895)	(16,994)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	298,417	78,434

NET ASSETS:
Change in net assets	246,906	367,493
Beginning of period	1,465,613	1,098,120

End of period	$1,712,519	$1,465,613

Accumulated undistributed (distributions in excess of) net investment income	$(135)	$(141)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,383	$1,047	$69,232	$51,201
Distributions reinvested	77	54	7,997	505
Cost of shares redeemed	(713)	(2,430)	(19,373)	(64,819)

Change in net assets resulting from Class A capital transactions	$1,747	$(1,329)	$57,856	$(13,113)

Class C
Proceeds from shares issued	$2,650	$997	$2,750	$1,022
Distributions reinvested	35	7	508	21
Cost of shares redeemed	(164)	(218)	(803)	(1,397)

Change in net assets resulting from Class C capital transactions	$2,521	$786	$2,455	$(354)

Class R2
Proceeds from shares issued	$—	$—	$603	$54
Distributions reinvested	—	—	10	1
Cost of shares redeemed	—	—	(98)	(99)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$515	$(44)

Class R5
Proceeds from shares issued	$—	$—	$229,726	$426,650
Distributions reinvested	—	—	98,125	11,848
Cost of shares redeemed	—	—	(3,191)	(20,847)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$324,660	$417,651

Select Class
Proceeds from shares issued	$739	$1,514	$80,054	$101,250
Distributions reinvested	22	6	75,360	11,463
Cost of shares redeemed	(46)	(95)	(97,921)	(324,468)

Change in net assets resulting from Select Class capital transactions	$715	$1,425	$57,493	$(211,755)

Total change in net assets resulting from capital transactions	$4,983	$882	$442,979	$192,385

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	73	37	1,824	1,526
Reinvested	2	2	216	15
Redeemed	(22)	(85)	(504)	(1,891)

Change in Class A Shares	53	(46)	1,536	(350)

Class C
Issued	83	34	73	30
Reinvested	1	— (a)	14	1
Redeemed	(5)	(8)	(21)	(42)

Change in Class C Shares	79	26	66	(11)

Class R2
Issued	—	—	16	2
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(3)	(3)

Change in Class R2 Shares	—	—	13	(1)

Class R5
Issued	—	—	6,008	12,842
Reinvested	—	—	2,615	348
Redeemed	—	—	(83)	(603)

Change in Class R5 Shares	—	—	8,540	12,587

Select Class
Issued	22	51	2,143	3,090
Reinvested	1	— (a)	2,006	335
Redeemed	(1)	(3)	(2,508)	(9,563)

Change in Select Class Shares	22	48	1,641	(6,138)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42,457	$8,517	$92,222	$41,307
Distributions reinvested	307	108	32,192	1,257
Cost of shares redeemed	(8,693)	(15,891)	(23,789)	(34,483)

Change in net assets resulting from Class A capital transactions	$34,071	$(7,266)	$100,625	$8,081

Class B
Proceeds from shares issued	$—	$—	$95	$142
Distributions reinvested	—	—	691	32
Cost of shares redeemed	—	—	(1,321)	(3,652)

Change in net assets resulting from Class B capital transactions	$—	$—	$(535)	$(3,478)

Class C
Proceeds from shares issued	$14,131	$2,456	$10,120	$11,340
Distributions reinvested	35	6	7,809	192
Cost of shares redeemed	(1,755)	(2,301)	(4,573)	(8,150)

Change in net assets resulting from Class C capital transactions	$12,411	$161	$13,356	$3,382

Class R2
Proceeds from shares issued	$322	$79	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(208)	(211)	—	—

Change in net assets resulting from Class R2 capital transactions	$115	$(131)	$—	$—

Class R5
Proceeds from shares issued	$21,115	$12,500	$—	$—
Distributions reinvested	994	1,052	—	—
Cost of shares redeemed	(8,425)	(21,523)	—	—

Change in net assets resulting from Class R5 capital transactions	$13,684	$(7,971)	$—	$—

Select Class
Proceeds from shares issued	$59,914	$46,041	$84,175	$57,111
Distributions reinvested	3,214	3,875	49,164	3,315
Cost of shares redeemed	(51,676)	(129,123)	(30,868)	(130,224)

Change in net assets resulting from Select Class capital transactions	$11,452	$(79,207)	$102,471	$(69,798)

Total change in net assets resulting from capital transactions	$71,733	$(94,414)	$215,917	$(61,813)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,088	250	3,939	1,876
Reinvested	8	3	1,514	57
Redeemed	(231)	(491)	(1,010)	(1,597)

Change in Class A Shares	865	(238)	4,443	336

Class B
Issued	—	—	5	8
Reinvested	—	—	37	2
Redeemed	—	—	(61)	(188)

Change in Class B Shares	—	—	(19)	(178)

Class C
Issued	370	74	487	581
Reinvested	1	— (a)	419	10
Redeemed	(45)	(71)	(218)	(421)

Change in Class C Shares	326	3	688	170

Class R2
Issued	9	2	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(5)	(7)	—	—

Change in Class R2 Shares	4	(5)	—	—

Class R5
Issued	535	367	—	—
Reinvested	24	31	—	—
Redeemed	(218)	(641)	—	—

Change in Class R5 Shares	341	(243)	—	—

Select Class
Issued	1,554	1,443	3,446	2,579
Reinvested	79	113	2,216	144
Redeemed	(1,303)	(3,732)	(1,222)	(5,636)

Change in Select Class Shares	330	(2,176)	4,440	(2,913)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,747	$45,132
Distributions reinvested	11,127	1,016
Cost of shares redeemed	(18,444)	(22,532)

Change in net assets resulting from Class A capital transactions	$38,430	$23,616

Class C
Proceeds from shares issued	$10,939	$8,164
Distributions reinvested	3,092	193
Cost of shares redeemed	(3,175)	(4,558)

Change in net assets resulting from Class C capital transactions	$10,856	$3,799

Class R2
Proceeds from shares issued	$1,040	$491
Distributions reinvested	103	7
Cost of shares redeemed	(214)	(289)

Change in net assets resulting from Class R2 capital transactions	$929	$209

Class R5
Proceeds from shares issued	$8,640	$10,240
Distributions reinvested	6,757	1,055
Cost of shares redeemed	(8,955)	(9,584)

Change in net assets resulting from Class R5 capital transactions	$6,442	$1,711

Class R6
Proceeds from shares issued	$12,133	$20,752
Distributions reinvested	2,405	234
Cost of shares redeemed	(2,160)	(15,146)

Change in net assets resulting from Class R6 capital transactions	$12,378	$5,840

Select Class
Proceeds from shares issued	$290,370	$447,101
Distributions reinvested	100,231	11,704
Cost of shares redeemed	(161,219)	(415,546)

Change in net assets resulting from Select Class capital transactions	$229,382	$43,259

Total change in net assets resulting from capital transactions	$298,417	$78,434

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,235	1,328
Reinvested	319	29
Redeemed	(496)	(674)

Change in Class A Shares	1,058	683

Class C
Issued	296	243
Reinvested	90	6
Redeemed	(87)	(137)

Change in Class C Shares	299	112

Class R2
Issued	28	13
Reinvested	3	— (a)
Redeemed	(6)	(9)

Change in Class R2 Shares	25	4

Class R5
Issued	232	305
Reinvested	192	30
Redeemed	(236)	(287)

Change in Class R5 Shares	188	48

Class R6
Issued	320	577
Reinvested	69	7
Redeemed	(58)	(426)

Change in Class R6 Shares	331	158

Select Class
Issued	7,693	13,485
Reinvested	2,862	337
Redeemed	(4,296)	(12,261)

Change in Select Class Shares	6,259	1,561

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$31.93	$0.18	(f)(g)	$1.66	$1.84	$(0.22)
Year Ended June 30, 2014	25.54	0.20	(f)	6.37	6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(f)(h)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(f)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(f)	5.03	5.20	(0.04)
Year Ended June 30, 2010	13.42	0.05	(f)	2.16	2.21	(0.19)

Class C
Six Months Ended December 31, 2014 (Unaudited)	31.38	0.11	(f)(g)	1.62	1.73	(0.19)
Year Ended June 30, 2014	25.14	0.05	(f)	6.26	6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(f)(h)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(f)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(f)	4.95	5.03	—
Year Ended June 30, 2010	13.27	(0.03	)(f)	2.13	2.10	(0.15)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	32.07	0.22	(f)(g)	1.69	1.91	(0.26)
Year Ended June 30, 2014	25.65	0.28	(f)	6.39	6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(f)(h)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(f)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(f)	5.06	5.27	(0.08)
Year Ended June 30, 2010	13.46	0.09	(f)	2.17	2.26	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $0.03 and $0.15 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.66%, 0.22% and 0.89% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$33.55	5.77%	$11,750	1.15%	1.11	%(g)	2.01%	9%
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(h)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75
15.44	16.36	7,503	1.25	0.30		2.59	145

32.92	5.52	6,495	1.65	0.67	(g)	2.51	9
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(h)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75
15.22	15.73	2,302	1.75	(0.21)		3.10	145

33.72	5.94	4,341	0.90	1.34	(g)	1.75	9
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(h)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75
15.51	16.65	897	1.00	0.54		2.37	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$37.28	$0.23	(f)(g)	$2.42	$2.65	$(0.38)	$(1.83)	$(2.21)
Year Ended June 30, 2014	29.76	0.30	(f)	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	(f)	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(f)	2.35	2.48	(0.35)	—	(0.35)

Class C
Six Months Ended December 31, 2014 (Unaudited)	36.99	0.12	(f)(g)	2.41	2.53	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	(f)	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	(f)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(f)	2.34	2.37	(0.32)	—	(0.32)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	36.82	0.16	(f)(g)	2.41	2.57	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	(f)	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	(f)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(f)	2.33	2.42	(0.35)	—	(0.35)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	37.54	0.31	(f)(g)	2.45	2.76	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	(f)	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	(f)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(f)	2.36	2.58	(0.40)	—	(0.40)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	37.61	0.27	(f)(g)	2.46	2.73	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	(f)	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	(f)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(f)	2.37	2.55	(0.38)	—	(0.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, if applicable unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06, $0.09, $0.25 and $0.21 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.86%, 0.32%, 0.50%, 1.29% and 1.07% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$37.72	7.25%	$156,237	1.02%	1.19	%(g)	1.07%	25%
37.28	26.26	97,155	1.04	0.90		1.05	67
29.76	22.48	87,954	1.24	1.25		1.26	68
24.68	1.26	81,139	1.25	0.82		1.27	95
24.55	33.39	47,376	1.24	0.77		1.28	102
18.54	14.96	49,927	1.25	0.64		1.29	108

37.48	6.98	11,344	1.52	0.66	(g)	1.54	25
36.99	25.62	8,774	1.54	0.39		1.55	67
29.53	21.90	7,336	1.74	0.75		1.76	68
24.48	0.78	7,117	1.75	0.31		1.78	95
24.29	32.74	9,570	1.74	0.28		1.78	102
18.33	14.37	10,221	1.75	0.14		1.79	108

37.14	7.11	681	1.27	0.83	(g)	1.29	25
36.82	25.93	166	1.29	0.64		1.30	67
29.43	22.20	170	1.49	0.96		1.51	68
24.43	1.03	75	1.50	0.56		1.52	95
24.21	33.04	74	1.49	0.59		1.53	102
18.36	14.68	105	1.50	0.47		1.54	108

37.96	7.49	1,702,951	0.55	1.63	(g)	0.56	25
37.54	26.84	1,363,358	0.58	1.35		0.59	67
29.94	23.05	710,586	0.79	1.66		0.82	68
24.84	1.74	411,202	0.79	1.28		0.82	95
24.69	34.02	287,527	0.79	1.14		0.83	102
18.65	15.49	105,092	0.80	1.12		0.84	108

38.08	7.40	1,595,392	0.75	1.41	(g)	0.76	25
37.61	26.56	1,514,180	0.79	1.14		0.80	67
30.00	22.83	1,391,748	0.99	1.50		1.02	68
24.88	1.52	1,332,607	1.00	1.07		1.02	95
24.73	33.69	1,370,056	0.99	1.04		1.03	102
18.68	15.28	1,259,093	1.00	0.90		1.04	108

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$37.05	$0.06	(f)	$3.27	$3.33	$(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)(g)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21	(f)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)
Year Ended June 30, 2010	15.79	0.07	(f)	2.20	2.27	(0.13)

Class C
Six Months Ended December 31, 2014 (Unaudited)	36.45	(0.04	)(f)	3.21	3.17	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)(g)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07	(f)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(f)	2.18	2.15	(0.04)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	36.49	0.01	(f)	3.23	3.24	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)(g)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13	(f)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)
Year Ended June 30, 2010	15.65	0.02	(f)	2.20	2.22	(0.11)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	37.09	0.14	(f)	3.29	3.43	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)(g)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33	(f)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)
Year Ended June 30, 2010	15.83	0.15	(f)	2.22	2.37	(0.22)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	37.23	0.10	(f)	3.30	3.40	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)(g)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28	(f)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)
Year Ended June 30, 2010	15.88	0.12	(f)	2.22	2.34	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17,$0.00,$0.09,$0.32 and $0.26 for Class A,Class C,Class R2,Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%,0.01%,0.26%,0.96% and 0.76% for Class A,Class C,Class R2,Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$40.19	8.99%	$71,214	1.04%	0.30%		1.16%	35%
37.05	26.68	33,563	1.16	0.54	(g)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129
17.93	14.32	41,167	1.25	0.36		1.34	118

39.57	8.71	34,109	1.55	(0.20)		1.66	35
36.45	26.05	19,566	1.65	0.03	(g)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129
17.70	13.78	18,827	1.75	(0.14)		1.84	118

39.66	8.86	805	1.30	0.07		1.41	35
36.49	26.41	601	1.41	0.28	(g)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129
17.76	14.10	57	1.50	0.11		1.59	118

40.23	9.24	148,722	0.62	0.73		0.71	35
37.09	27.23	124,489	0.71	0.98	(g)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129
17.98	14.86	86,795	0.80	0.81		0.89	118

40.42	9.14	662,409	0.82	0.53		0.89	35
37.23	27.00	597,963	0.91	0.79	(g)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129
18.04	14.64	398,110	1.00	0.61		1.09	118

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$24.11	$0.07	(f)(g)	$1.35	$1.42	$(0.07)	$(3.46)	$(3.53)
Year Ended June 30, 2014	18.79	0.08	(f)(h)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(f)(i)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(f)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(f)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(f)	2.02	2.09	(0.08)	—	(0.08)

Class B
Six Months Ended December 31, 2014 (Unaudited)	21.56	(0.01	)(f)(g)	1.19	1.18	(0.02)	(3.46)	(3.48)
Year Ended June 30, 2014	16.86	(0.05	)(f)(h)	4.84	4.79	—	(0.09)	(0.09)
Year Ended June 30, 2013	13.47	0.02	(f)(i)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(f)(j)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(f)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)

Class C
Six Months Ended December 31, 2014 (Unaudited)	21.56	(0.01	)(f)(g)	1.20	1.19	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(f)(h)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(f)(i)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(f)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(f)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	24.97	0.10	(f)(g)	1.41	1.51	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	19.45	0.14	(f)(h)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(f)(i)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(f)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(f)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(f)	2.08	2.19	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.06), $(0.05) and $0.05 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.18%, (0.53)%, (0.48)% and 0.41% for Class A, Class B, Class C, and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.09), $(0.08) and $0.10 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.45)%, (0.42)% and 0.45% for Class A, Class B, Class C, and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.02), $(0.03) and $0.13 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.16)%, (0.17)% and 0.72% for Class A, Class B, Class C and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.00	6.41%	$274,140	1.15%	0.60	%(g)	1.34%	15%
24.11	29.30	193,342	1.16	0.38	(h)	1.32	64
18.79	26.30	144,405	1.23	0.78	(i)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65

19.26	6.04	4,705	1.79	(0.12	)(g)	1.86	15
21.56	28.47	5,680	1.78	(0.28	)(h)	1.83	64
16.86	25.51	7,451	1.87	0.14	(i)	1.88	52
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65

19.26	6.07	57,743	1.79	(0.07	)(g)	1.86	15
21.56	28.43	49,796	1.79	(0.25	)(h)	1.82	64
16.87	25.51	36,073	1.87	0.13	(i)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65

22.93	6.56	421,378	0.90	0.82	(g)	1.07	15
24.97	29.61	348,077	0.91	0.62	(h)	1.08	64
19.45	26.60	327,834	0.98	1.03	(i)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$37.13	$0.22	(f)	$1.65	$1.87	$(0.21)	$(2.87)	$(3.08)
Year Ended June 30, 2014	29.76	0.40	(f)	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)	—	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)	—	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2014 (Unaudited)	36.80	0.13	(f)	1.63	1.76	(0.14)	(2.87)	(3.01)
Year Ended June 30, 2014	29.52	0.23	(f)	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)	—	(0.09)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	37.02	0.18	(f)	1.64	1.82	(0.18)	(2.87)	(3.05)
Year Ended June 30, 2014	29.69	0.31	(f)	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)	—	(0.14)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	37.33	0.29	(f)	1.65	1.94	(0.26)	(2.87)	(3.13)
Year Ended June 30, 2014	29.91	0.52	(f)	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)	—	(0.28)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	37.33	0.30	(f)	1.66	1.96	(0.27)	(2.87)	(3.14)
Year Ended June 30, 2014	29.91	0.47	(f)	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	37.25	0.25	(f)	1.66	1.91	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2014	29.85	0.45	(f)	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$35.92	5.33%	$148,364	0.90%		1.18%		1.12%		28%
37.13	26.17	114,036	0.94		1.19		1.17		49
29.76	26.07	71,116	0.94		1.57		1.38		48
23.99	0.14	61,097	0.95		1.54		1.47		82
24.35	32.01	83,202	0.97		1.34		1.40		72
18.64	14.23	82,062	1.11		0.95		1.44		113

35.55	5.06	45,363	1.40		0.68		1.63		28
36.80	25.50	35,963	1.44		0.69		1.67		49
29.52	25.48	25,538	1.44		1.07		1.88		48
23.80	(0.37)	22,086	1.45		1.04		1.96		82
24.16	31.30	30,172	1.47		0.84		1.90		72
18.53	13.70	30,368	1.61		0.45		1.94		113

35.79	5.21	2,202	1.15		0.93		1.43		28
37.02	25.82	1,346	1.19		0.92		1.42		49
29.69	25.74	934	1.19		1.06		1.56		48
23.95	(0.09)	70	1.20		1.29		1.73		82
24.31	31.65	70	1.21		1.07		1.65		72
18.63	13.98	53	1.36		0.70		1.69		113

36.14	5.50	84,277	0.55		1.52		0.66		28
37.33	26.60	80,008	0.59		1.53		0.72		49
29.91	26.53	62,685	0.59		1.92		0.93		48
24.10	0.49	52,183	0.60		1.88		1.03		82
24.46	32.45	50,276	0.60		1.60		0.94		72
18.71	14.75	17,566	0.66		1.37		0.99		113

36.15	5.55	30,831	0.50		1.58		0.59		28
37.33	26.66	19,495	0.54		1.41		0.67		49
29.91	26.59	10,875	0.54		1.99		0.91		48
24.10	0.54	18,840	0.55		1.86		0.97		82
24.46	15.96	32,237	0.54	(g)	1.48	(g)	0.87	(g)	72

36.06	5.43	1,401,482	0.75		1.33		0.89		28
37.25	26.35	1,214,765	0.79		1.34		0.92		49
29.85	26.26	926,972	0.79		1.71		1.12		48
24.06	0.29	705,545	0.80		1.70		1.22		82
24.42	32.17	766,468	0.80		1.44		1.14		72
18.70	14.61	138,337	0.86		1.20		1.19		113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referenced to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Advantage Fund
Total Investments in Securities (a)	$22,463	$—	$—	$22,463

Intrepid America Fund
Total Investments in Securities (a)	$3,467,085	$—	$—	$3,467,085

Appreciation in Other Financial Instruments
Futures Contracts	$1,491	$—	$—	$1,491

Intrepid Growth Fund
Total Investments in Securities (a)	$914,620	$—	$—	$914,620

Appreciation in Other Financial Instruments
Futures Contracts	$448	$—	$—	$448

Intrepid Mid Cap Fund
Total Investments in Securities (a)	$757,444	$—	$—	$757,444

Appreciation in Other Financial Instruments
Futures Contracts	$468	$—	$—	$468

Intrepid Value Fund
Total Investments in Securities (a)	$1,714,843	$—	$—	$1,714,843

Appreciation in Other Financial Instruments
Futures Contracts	$728	$—	$—	$728

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$85,000	$22,966	$19,764	$38,711
Ending Notional Balance Long	98,720	33,146	22,598	31,196

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$2	$—
Intrepid America Fund	4	—	(a)
Intrepid Growth Fund	8	—
Intrepid Mid Cap Fund	22	1
Intrepid Value Fund	16	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Oper-

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

ations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund	1.15%	n/a	1.65%	n/a	n/a	n/a	0.90%
Intrepid America Fund*	1.04	n/a	1.54	1.29%	0.60%	n/a	0.80
Intrepid Growth Fund*	0.93	n/a	1.42	1.17	0.48	n/a	0.68
Intrepid Mid Cap Fund	1.15	1.79%	1.79	n/a	n/a	n/a	0.90
Intrepid Value Fund**	0.83	n/a	1.33	1.08%	0.48%	0.43%	0.68

*	Prior to November 5, 2014 for Intrepid America Fund and prior to October 31, 2014 for Intrepid Growth Fund, there were no contractual expense limitations for Class A, Class C, Class R2, Class R5 and Select Class.
**	Effective November 11, 2014, the contractual expense limitations for all classes of Intrepid Value Fund were reduced by 0.12% from 0.95%, 1.45%, 1.20%, 0.60%, 0.55% and 0.80% for Class A, Class C, Class R2, Class R5,Class R6 and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015 except Intrepid America Fund which is in place until at least November 5, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$60	$8	$15	$83	$—
Intrepid America Fund	—	—	29	29	—
Intrepid Growth Fund	165	114	20	299	2
Intrepid Mid Cap Fund	127	84	320	531	—
Intrepid Value Fund	429	274	389	1,092	—	(a)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 were as follows (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	97
Intrepid Growth Fund	21
Intrepid Mid Cap Fund	17
Intrepid Value Fund	44

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$6,409	$1,707	$—	$—
Intrepid America Fund	1,004,246	775,461	—	—
Intrepid Growth Fund	326,167	283,041	—	—
Intrepid Mid Cap Fund	203,577	90,841	—	625
Intrepid Value Fund	610,136	422,479	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$17,257	$5,314	$108	$5,206
Intrepid America Fund	2,649,280	850,789	32,984	817,805
Intrepid Growth Fund	684,263	244,241	13,884	230,357
Intrepid Mid Cap Fund	559,958	209,822	12,336	197,486
Intrepid Value Fund	1,329,550	405,182	19,889	385,293

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2014, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2014, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$3,111	$3,111
Intrepid Growth Fund	251,742	—	251,742

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Advantage Fund	$1,190
Intrepid America Fund	243,921
Intrepid Growth Fund	104,094
Intrepid Mid Cap Fund	26,914
Intrepid Value Fund	40,207

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Funds.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	36.6%	47.8%
Intrepid Growth Fund	60.4	—
Intrepid Mid Cap Fund	38.8	—

Additionally, the Funds each have one or more shareholders, each of which are accounts maintained by a financial intermediary on behalf of its clients, that own a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,057.70	$5.96	1.15%
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class C
Actual	1,000.00	1,055.20	8.55	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
Select Class
Actual	1,000.00	1,059.40	4.67	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Intrepid America Fund
Class A
Actual	1,000.00	1,072.50	5.33	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02
Class C
Actual	1,000.00	1,069.80	7.93	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Class R2
Actual	1,000.00	1,071.10	6.63	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27
Class R5
Actual	1,000.00	1,074.90	2.88	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	1,074.00	3.92	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,089.90	$5.48	1.04%
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	1,087.10	8.15	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class R2
Actual	1,000.00	1,088.60	6.84	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R5
Actual	1,000.00	1,092.40	3.27	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62
Select Class
Actual	1,000.00	1,091.40	4.32	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,064.10	5.98	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class B
Actual	1,000.00	1,060.40	9.30	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,060.70	9.30	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Select Class
Actual	1,000.00	1,065.60	4.69	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Intrepid Value Fund
Class A
Actual	1,000.00	1,053.30	4.66	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class C
Actual	1,000.00	1,050.60	7.24	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R2
Actual	1,000.00	1,052.10	5.95	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class R5
Actual	1,000.00	1,055.00	2.85	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	1,055.50	2.59	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,054.30	3.88	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates had implemented fee waivers and expense limitations for each Fund except for the Intrepid America and Intrepid Growth Funds for the period beginning November 1, 2013. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Funds at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through the applicable fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s performance was in the second, first and second quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid America Fund’s performance was in the second quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2013, and in the first, second, and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third, second and third quintiles for Class A shares and in the third, second, and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the first, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the second, first, and second quintiles for Class A shares and in the first, first and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that the Adviser, JPMDS and JPMFM agreed to add fee waivers and/or expense reimbursements for the Intrepid Growth Fund and to increase the fee waivers and/or expense reimbursements for the Intrepid Value Fund effective November 1, 2014. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid America Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, including the addition of fee waivers and/or expense reimbursements that would take effect on November 1, 2014, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, including the additional fee waivers and/or expense reimbursements that would take effect on November 1, 2014, in light of this information, the Trustees concluded that the advisory fee was reasonable.

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-INT-1214

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
February 27, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
February 27, 2015